UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service	John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2018
Date of reporting period: January 1, 2018 – June 30, 2018

Item 1. Reports to Shareholders.

JUNE 30, 2018

2018 Semiannual
Review and Report to Shareholders

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Discovery Fund (formerly named Royce International Micro-Cap Fund)

Royce International Premier Fund

Royce Low-Priced Stock Fund

Royce Micro-Cap Fund

Royce Micro-Cap Opportunity Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Leaders Fund

Royce Small-Cap Value Fund

Royce Small/Mid-Cap Premier Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Special Equity Multi-Cap Fund

Royce Total Return Fund

roycefunds.com

Table of Contents

Semiannual Review

Letter to Our Shareholders	2

Performance and Expenses	6

The Royce Funds and Rolling Returns	7

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Dividend Value Fund	8

Royce Global Financial Services Fund	10

Royce International Discovery Fund (formerly named Royce International Micro-Cap Fund)	12

Royce International Premier Fund	14

Royce Low-Priced Stock Fund	16

Royce Micro-Cap Fund	18

Royce Micro-Cap Opportunity Fund	20

Royce Opportunity Fund	22

Royce Pennsylvania Mutual Fund	24

Royce Premier Fund	26

Royce Small-Cap Leaders Fund	28

Royce Small-Cap Value Fund	30

Royce Small/Mid-Cap Premier Fund	32

Royce Smaller-Companies Growth Fund	34

Royce Special Equity Fund	36

Royce Special Equity Multi-Cap Fund	38

Royce Total Return Fund	40

Schedules of Investments and Financial Statements	42

Notes to Financial Statements	104

Understanding Your Fund’s Expenses	119

Trustees and Officers	121

Board Approval of Investment Advisory Agreements	122

Notes to Performance and Other Important Information	125

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Letter to Our Shareholders

I really like Cyclical Value's chance to take the lead.
DG
CV
CV
Blanstein 2018

SMALL-CAP DERBY—'DEFENSIVE GROWTH' LEADS HALFWAY THROUGH

SMALL-CAP’S FIRST HALF
Value Trails For Now
During the first six months of 2018, small-cap stocks enjoyed the good times bred by a bull market that at this writing has not yet slowed down. Although the first half began with higher volatility and stalled equities prices—and ended with a series of wild days that made the bullish second quarter feel more tumultuous than it was—the overall direction of U.S. markets has remained positive, particularly for smaller stocks. For the year-to-date period ended June 30, 2018, the small-cap Russell 2000 Index gained 7.7%, well ahead of both the large-cap Russell 1000 (+2.9%) and S&P 500 (+2.6%) Indexes, while making a new historical high on June 20. Returns were even higher for micro-cap stocks—the Russell Microcap Index advanced 10.7% for the same period.

This mostly welcome absolute and relative performance took place against the backdrop of an accelerating U.S. economy, a strong job market, and, in many cases, sterling corporate profit growth while at the same time global economic progress slowed, most notably in China and other large emerging markets. The major non-U.S. indexes slipped deeper into negative territory during the first half, as the combination of slower international growth, rising emerging market instability, a stronger dollar, and heightened trade war worries led investors to prefer all things domestic. (In fact, 35 of the 45 non-U.S. small-cap markets that we follow had declines in the first half of 2018, though only 26 were negative when measured in local currencies.) Still, growth continued to skew positive outside the U.S., with the important economies of Japan and Germany continuing to look solid.

In this context, then, you would expect a small-cap specialist to be quite content, if not happy. This might especially be the case considering that small-caps—as well as micro-caps—have been true to their historical habit of outpacing larger companies through an economic expansion. Yet as much as we were pleased with first-half

Equity Indexes Average Annual Total Return as of 6/30/18 (%)

	YEAR-TO-DATE[1]						1-YEAR						5-YEAR
Micro-Cap					10.7	Small-Cap Growth					21.9	Small-Cap Growth					13.6

Small-Cap Growth				9.7		Micro-Cap				20.2		Large-Cap				13.4

Small-Cap			7.7			Small-Cap			17.6			Micro-Cap			12.8

Small-Cap Value		5.4				Large-Cap		14.5				Small-Cap		12.5

Large-Cap	2.9					Small-Cap Value	13.1					Small-Cap Value	11.2

1 Not annualized.
Small-Cap is represented by Russell 2000; Small-Cap Value is represented by Russell 2000 Value, Small-Cap Growth is represented by Russell 2000 Growth, Large-Cap is represented by Russell 1000, Micro-Cap is represented by Russell Microcap. For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8. Past performance is no guarantee of future results.

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LETTER TO OUR SHAREHOLDERS

results, we find ourselves far from blissful. A closer look at small-cap performance in the first half reveals some genuine historical oddities in spite of all looking well on the surface. Our main concern is the disconnect between the confidence of the management teams we’ve been meeting with and the relatively underwhelming performance for many cyclical industries. We anticipated that stocks in these industries would do better owing to their recent earnings strength and ongoing prospects as well as to the healthy state of the U.S. economy (each, of course, being related to the other).

OBSTACLE ON THE TRACK The Troublesome 10-Year Treasury Yield

Another related concern is the way in which the ongoing weakness of the 10-year Treasury yield is at odds with the quickened pace of U.S. economic growth—when the 10-year has been sluggish in the past, it’s often been seen as a symptom of economic weakness, and not without some justification. The fact that the economy has arguably been some distance down the road to normal for at least a couple of years remains a source of concern to us.

Road to Normalization: Economy vs Markets

[1] Quarterly data. Source: Bloomberg

We invite you to consider the following five points: through the end of June, the U.S. economy had grown for 109 consecutive months, GDP growth has converged with its long-term average, unemployment reached an 18-year low in June, personal consumption expenditure inflation hit the Fed’s 2% target in May, and short rates were rising. Additionally, we’re also seeing the early signs of inflation. Most are registering in increased commodity, raw material, and other input costs, which is historically familiar economic territory. History also shows, however, that these developments are also typically coincident with rising interest rates. So far, though, the 10-year Treasury yield has stubbornly refused to acquiesce to history—making the 10-year the major obstacle on the path back to normal in our view.
    From our perspective as highly active, valuation-sensitive small-cap specialists, the most frustrating have been those periods when the 10-year yield has fallen back. It seems to us that nearly every time it has declined over the last 18 months, the market has witnessed a subsequent flight to high yielding or growth stocks while value and economically sensitive issues struggled to keep pace. It almost seems as if investors became temporarily convinced that we had slipped back into the 2010-2015 era of quantitative easing and zero interest rates. We think it bears emphasizing that, for all its uncertainty, the current environment could not be more different. Yet the disconnect persisted into June.

    The critical question, then, is, what happens next? More pertinently for our investors, the question can be phrased in a more specific way as, are we likely to see a shift in small-cap style and sector leadership? We believe that we will. The second quarter saw an admittedly short-term sign when the Russell 2000 Value Index shook off five straight quarters of underperformance to outpace its small-cap growth counterpart, up 8.3% versus 7.2%. But exactly when, and under what conditions, a longer-running shift materializes remains to be seen, of course. To be sure, the kind of leadership change that we expect—from growth to value and from defensives to cyclicals—seldom occurs without a fair bit of volatility.

SMALL-CAP HIGHS
Returns, Valuations–and Risks

Putting the issue of market turbulence aside for a moment, the timing does seem apt to us for a change. First, the two-year cumulative return at the end of June for the Russell 2000 was 46.5%—which is a wonderful, but sadly not a sustainable, pace. Second, the one-, five-, and 10-year average annual total returns for the small-cap index for the period ended June 30, 2018 were all comfortably ahead of their long-term monthly rolling averages.

Recent Small-Cap Returns Higher Than History Russell 2000 through 6/30/18

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LETTER TO OUR SHAREHOLDERS

When we look at the same information for the Russell 2000 Growth Index, the contrast is even more stark, with its latest five-year return significantly in excess of its historical rolling average (+13.6% vs. +8.6%). This is one important reason why we expect a leadership shift in the form of a reversion to the mean that would favor small-cap value outperforming small-cap growth over the next five years.

The state of small-cap valuations also looks unsustainably high to us, particularly if we see a continued, and more consistent, rise in the 10-year yield. While the P/E ratio for the Russell 2000 did not look especially rich at the end of June, another valuation metric, the last twelve months enterprise value to earnings before interest and taxes (EV/EBIT)—which we use most frequently when examining companies—tells a different story, one that reveals higher-than-average historical valuations. The currently elevated state of returns and valuations could mean that we are entering a longish period of multiple compression, which is one reason why we prefer select small-caps with strong earnings prospects and/or modest valuations. If we see increased volatility over the balance of the year, these types of stocks look better positioned to cope with it effectively.

Cyclicals Cheaper than Defensives Median LTM EV/EBIT[1] Ex. Negative EBIT for Russell 2000 as of 6/30/18

Based on earnings and cash flow quality—as well as confident management teams—we are seeing superior fundamentals in selected cyclical areas that other investors are avoiding. For example, the supply/demand dynamics in a number of industries, such as semiconductors & semiconductor equipment, transportation, and chemicals, look favorable to us and do not appear to us to be fully reflected in their current valuations. Many cyclical companies appear much better positioned for intermediate-term growth than defensive and/or growth stocks. While many cyclical stocks have lagged the field over the last 18 months, they are also more reasonably priced than defensives based on EV to EBIT. We remain convinced that fundamentally strong small-cap companies, especially those with attractive-to-reasonable valuations, will become more appealing to investors as confidence in the U.S. economy continues to build.

[1] Last Twelve Months Enterprise Value/Earnings Before Interest and Taxes

Many Small-Caps Sell at a Significant Discount Bottom Three Deciles in Russell 2000 Median LTM EV/EBIT[1] Ex. Negative EBIT as of 6/30/18

    There’s a related point that may be equally important when considering valuations: The sheer size and diversity of the small-cap asset class means that there are almost always opportunities to find what we think are promising or quality businesses trading at attractive discounts. Based on EV/EBIT, the bottom three deciles of the Russell 2000 were trading at sizable discounts compared to the median for the index as a whole at the end of June.

VOLATILITY AND INTEREST RATES
Both On the Rise

During the first quarter, the Russell 2000 moved 1% or more in 33% of its trading days compared to 18% in all of 2017. Another volatility measure, the CBOE Russell 2000 Volatility Index (“RVX”), measures market expectations of near-term volatility conveyed by Russell 2000 stock index option prices. The RVX has averaged 24.0% per year since its inception on January 2, 2004 through June 30, 2018. Its average in 2017 was 15.9%, and its year-to-date average through the end of June 2018 was 17.5%. Eighteen months of lower volatility suggests—strongly to us—that increased volatility is likely.

We also believe that the upward trend in rates is under way—and suspect that the 10-year yield will begin to move up more consistently over the next year. We see both rising rates and increased volatility as healthy. In fact, looking once more at history, we find that periods of rising rates have been favorable for small-cap stocks on both an absolute and relative basis. When the 10-Year Treasury yield was rising, the Russell 2000 outperformed the large-cap Russell 1000 in 70% of monthly rolling one-year periods for the 20-year period ended June 30, 2018 with an average one-year return of 23.8% versus 19.2% for large-cap. Our expectations for small-cap returns are more modest, though we do expect this historical relative return spread pattern to hold up.

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LETTER TO OUR SHAREHOLDERS

How Have Small-Caps Performed When Rates Were Rising? Russell 2000 vs Russell 1000 Trailing Monthly Rolling 1-Year Returns When 10-Year Treasury Yield was Rising From 6/30/98 through 6/30/18

10-Year Treasury Yield rose in 92 of 229 periods

More specifically, we see rising rates as a phenomenon that should also be helpful to risk-conscious active managers in the small-cap space—primarily because it fosters an environment where better balance sheet companies are likely to be rewarded for their fiscal prudence. In other words, risk management matters. This is relevant today because of the increased leverage—specifically financial leverage—within the Russell 2000. And as rates continue to move up, the overall small-cap index looks increasingly risky. As active managers, we have the ability to screen and scrutinize small-cap businesses with better balance sheets and shy away from those that we see as having excess financial leverage. (It is worth mentioning that the market has largely ignored better balance sheet companies for much of the last 10 years.) Most of our strategies gravitate toward companies with low debt. We would rather focus on companies that have great operating leverage—but not financial leverage. With rising rates, inflation, and economic growth becoming established, the market seems to be transitioning into an environment that will favor similar qualities.
REASONS TO BE CHEERFUL
We are therefore of two minds about the current cycle. On the one hand, we think that we could see some consolidation or a correction—the latter certainly seems more probable now than it did a year ago. Yet we remain optimistic about small-cap earnings growth and like the fundamentals of our holdings across our strategies in terms of balance sheets, cash flows, and earnings strength. It is in cyclical areas, including Industrials, the more cyclical precincts of technology, and Materials, and that we have most often uncovered what we judge to be the best combination of value, quality, and/ or growth prospects. And this has always been a function of our bottom-up process rather than a top down view of the economy.

    This is why many of our portfolios have had perennially higher weightings in those sectors (and while others we manage have had high weightings in Financials and Consumer Discretionary). We also long ago developed the practice of leaning into those areas of the asset class where we see excess pessimism. Investments in industries that the rest of the market is abandoning have often borne fruit, though we have learned through decades of small-cap asset management that it usually requires a great deal of patience—measured in years in many cases—before the arrival of a bountiful harvest.

We think it’s worth noting that the three changes in the market environment that we expect—lower returns, higher volatility, and value/cyclical leadership—have all historically been coincident with leadership for active management. We see signs of progress that in our view place us squarely on the road to normalization, which was evident in the modest increases in bond yields and the reemergence of value’s leadership in 2018’s second quarter. We saw other equally positive signs in July, including stabilizing macro indicators from outside the U.S., a welcome rebound in the performance of many industrial companies, and ongoing earnings strength for several cyclical areas. We expect to see more signs of normalizing markets to emerge as the year goes on.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

July 30, 2018

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Performance and Expenses

Performance and Expenses
									ANNUAL OPERATING EXPENSES (%)
	YTD[1]	1-YR	5-YR	10-YR	15-YR	20-YR	45-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Dividend Value Fund	-2.02	10.66	8.57	9.16	N/A	N/A	8.87	5/3/04	1.39	1.34

Royce Global Financial Services Fund	2.65	14.45	10.82	9.51	N/A	N/A	8.59	12/31/03	1.77	1.58

Royce International Discovery Fund	-6.21	3.96	8.03	N/A	N/A	N/A	3.62	12/31/10	2.79	1.44

Royce International Premier Fund	-3.08	10.77	10.10	N/A	N/A	N/A	7.65	12/31/10	1.65	1.44

Royce Low-Priced Stock Fund	9.34	18.75	6.61	4.82	7.51	8.52	10.25	12/15/93	1.61	1.58

Royce Micro-Cap Fund	10.22	13.91	6.36	5.52	8.64	8.67	11.02	12/31/91	1.60	1.58

Royce Micro-Cap Opportunity Fund	7.79	22.73	10.32	N/A	N/A	N/A	14.07	8/31/10	1.28	1.24

Royce Opportunity Fund	4.05	17.23	11.40	11.15	11.48	11.93	12.61	11/19/96	1.18	1.18

Royce Pennsylvania Mutual Fund	5.70	17.23	10.63	8.92	10.40	9.77	13.50	N/A	0.92	0.92

Royce Premier Fund	2.59	16.81	10.56	8.62	11.51	10.64	11.81	12/31/91	1.16	1.16

Royce Small-Cap Leaders Fund	3.64	12.87	7.50	7.99	9.66	N/A	9.66	6/30/03	1.59	1.49

Royce Small-Cap Value Fund	7.11	17.71	7.30	5.61	10.20	N/A	9.74	6/14/01	1.51	1.49

Royce Small/Mid-Cap Premier Fund	-3.14	11.09	8.04	8.84	9.83	10.64	12.28	12/27/95	1.32	1.32

Royce Smaller-Companies Growth Fund	10.38	16.87	11.34	8.00	11.05	N/A	11.73	6/14/01	1.49	1.49

Royce Special Equity Fund	-0.32	7.92	7.71	9.67	9.13	9.33	9.20	5/1/98	1.17	1.17

Royce Special Equity Multi-Cap Fund	-5.67	2.76	6.20	N/A	N/A	N/A	8.97	12/31/10	1.39	1.24

Royce Total Return Fund	0.59	11.23	9.75	8.70	9.28	9.01	10.83	12/15/93	1.21	1.21

INDEX
Russell 2000	7.66	17.57	12.46	10.60	10.50	8.03	N/A	N/A	N/A	N/A

Russell Microcap	10.71	20.21	12.78	10.63	9.44	N/A	N/A	N/A	N/A	N/A

Russell 2000 Value	5.44	13.10	11.18	9.88	9.93	8.67	N/A	N/A	N/A	N/A

Russell 2500	5.46	16.24	12.29	10.74	10.99	9.11	N/A	N/A	N/A	N/A

Russell 1000	2.85	14.54	13.37	10.20	9.54	6.74	N/A	N/A	N/A	N/A

Russell Global ex-U.S. Small Cap	-3.78	9.17	8.03	4.97	10.21	7.72	N/A	N/A	N/A	N/A

1 Not annualized.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Discovery and International Premier Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Micro-Cap Opportunity and Special Equity Multi-Cap Funds; 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Discovery and International Premier Funds; 1.49% for Royce Global Financial Services, Low-Priced Stock, Micro-Cap, Small-Cap Leaders, and Small-Cap Value Funds through April 30, 2019; at or below 1.99% for Royce International Discovery Fund through April 30, 2028. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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The Royce Funds and Rolling Returns

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable. In any case, the true tests of a portfolio’s mettle are results over bull and bear periods. This is why we prefer to examine results that include up and down market phases—primarily by looking at rolling return periods.

When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, a calendar-year return is not necessarily any more or less important to consider than any other 12-month period (or related trailing period). It is also true that few investors buy mutual funds on New Year’s Eve and then sell exactly five or 10 years later. Of course, the reality is that trailing returns ending last month or last quarter are the most commonly available and easily comparable results, so these otherwise arbitrary periods often drive investor decisions and flows.
Keeping in mind that investors will buy and sell at any time throughout any given year, we think it makes sense to examine performance over a larger series of dates. We believe rolling returns offer a more effective measure because they provide a more accurate and in-depth picture of a portfolio’s performance. Rather than “point-in-time” results anchored by the end of the month or quarter, rolling returns account for the fact that investors typically do not invest at the beginning of the current five- or 10-year period but instead are in fact investing over many periods.
So instead of assuming that an investment was made on January 1, rolling returns calculate all of the periods starting not only in January, but also in February, March, April, etc. For example, a monthly five-year rolling return accounts for all of the five-year returns beginning at a given inception date and advancing one month sequentially. This method allows an investor to evaluate the consistency of a fund’s performance over time—including the ups and downs of market cycles.
We believe that rolling returns provide a particularly robust analytical tool for evaluating manager performance, especially during volatile periods when simply shifting the performance date range one or two months in either direction can paint a very different picture.

Royce Funds[1] vs. The Benchmark[2]

Monthly Rolling Average Annual Return Periods and Relative Results Since Fund Inception or Most Recent 20 Years through June 30, 2018

	Average Annual 10-Year Rolling Return				Average Annual 5-Year Rolling Return
FUND	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]
U.S. EQUITY

Low-Priced Stock	54/121	45%	7.2	6.9	107/181	59%	8.3	8.7

Micro-Cap	60/97	62%	7.5	6.4	92/157	59%	8.3	8.3

Opportunity	96/121	79%	9.0	6.9	127/181	70%	11.6	8.7

Pennsylvania Mutual	79/121	65%	8.4	6.9	115/181	64%	10.3	8.7

Premier	114/121	94%	10.0	6.9	119/181	66%	11.2	8.7

Small/Mid-Cap Premier	68/121	56%	8.7	7.9	119/181	66%	10.0	9.7

Special Equity	100/121	83%	9.2	6.9	105/181	58%	10.6	8.7

Total Return	60/121	50%	7.8	6.9	103/181	57%	9.6	8.7

[1] Included are all Royce Funds with at least 20 years of history.
[2] The Russell 2000 Index is the benchmark for most funds. Royce Micro-Cap Fund is compared to the Russell Microcap Index from the inception of that index. Royce Small/Mid-Cap Premier Fund is compared to the Russell 2500 Index.
[3] Average return shown is the average of all month-end trailing five- and 10-year total returns.
Past performance is no guarantee of future results. For more information on performance please see page 6.

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MANAGERS’ DISCUSSION

Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
The first half of 2018 was another period of lower-than-average volatility in which small-cap growth stocks beat small-cap value, and small-cap companies that pay no dividends outpaced those that do. Additionally, the Fund’s preference for more economically cyclical dividend-paying stocks, as opposed to those more sensitive to interest rates, worked doubly against it in the more bullish second quarter, when the former group lagged while the latter rallied. Finally, investors responded to tariff and trade war talk by selling off many non-U.S. stocks, which hurt Fund performance because more than a quarter of the portfolio was invested in companies headquartered outside the U.S. at the end of the first half. Needless to say, this made for a less than ideal environment for our risk-conscious dividend value approach. Royce Dividend Value Fund was down 2.0% for the year-to-date period ended June 30, 2018, significantly trailing its small-cap benchmark, the Russell 2000 Index, which gained 7.7% for the same period.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s 11 equity sectors finished the first half in the red, with the most significant detractions coming from Financials and Industrials, the portfolio’s two largest sectors and its most substantial overweights versus the Russell 2000. The capital markets group (Financials)—also a significant overweight in the Fund—detracted most at the industry level. A perennial area of concentration for the portfolio owing to the number of dividend-paying asset management companies within it, the group saw disappointing performances from several holdings, most prominently Federated Investors, where outflows from a large equity mutual fund as well increased competition in money market funds—resulting in downward pressure on fees—helped to keep investors selling. We chose to hold our shares in the expectation that the firm will be able to rebound. DENTSPLY SIRONA, a dental equipment and consumables manufacturer from the Health Care sector, was the biggest detractor at the position level as the company remained in the midst of turnaround efforts aimed at improving topline growth and operating margins. We were content to be patient at the end of June.
Global staffing and services company Manpower Group detracted most in the Industrials sector, and second most in the portfolio overall. Earnings remained positive in 2018’s first half, prospects in a still-tightening global labor market appear strong, and recent acquisitions expanded its global footprint. Its shares fell mostly on a change in a tax subsidy rate in France for companies that provide temporary labor and loftier expectations for growth than even strong earnings earlier in the year could meet. We remained confident in its core global business at the end of June. Thor Industries is a leading manufacturer of RVs (recreational vehicles) and has emerged as an innovative industry leader over the last several years. The firm announced record fiscal second-quarter sales in March, but also reported higher raw material and commodity costs. Along with concerns that its industry may have hit a sales peak, this was enough to drive investors away. We held our stake at the end of June.
    As for positions that made positive contributions to first-half results, the leader was Norway’s TGS-NOPEC Geophysical, which provides geoscience data to oil and gas companies worldwide. Its revenue and earnings were boosted by improving exploration and production spending, higher oil prices, and the longer-term need for energy companies to replenish reserves, which is driving increased spending on seismic data. A top contributor from 2017, alternative asset manager KKR & Co. was a happy exception in the capital markets industry. The firm announced in May that it would make the switch from being a limited partnership to a corporation—one that pays dividends—news that encouraged additional investment in its stock.
Relative to the Russell 2000, three sectors hurt results most. Poor stock picks were the culprits in the Financial sector, while in Health Care, a combination of lower exposure and stock selection miscues detracted. In Industrials, a mix of higher exposure and ineffective stock picks also hurt relative results. Conversely, a more modest positive contribution on a relative basis came from superior stock selection in Energy.

Top Contributors to Performance
Year-to-Date Through 6/30/18 (%)[1]

TGS-NOPEC Geophysical	0.70

KKR & Co. L.P.	0.47

HEICO Corporation Cl. A	0.34

FLIR Systems	0.29

Expeditors International of Washington	0.26

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/18 (%)[2]

DENTSPLY SIRONA	-0.69

ManpowerGroup	-0.61

Federated Investors Cl. B	-0.39

Thor Industries	-0.36

Jupiter Fund Management	-0.35

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The market’s behavior is curious to us. On the one hand, we hear optimism and solid progress from the management teams we meet with, see solid earnings reports, and observe consistently strong macroeconomic data. On the other hand, small-cap market leadership has stubbornly remained with defensive and yield-oriented stocks, while cyclicals have lagged. Despite new highs for the Russell 2000, we are therefore far from ebullient. We are continuing to reduce the portfolio’s exposure to companies with higher valuations and expectations while modestly raising cash levels. We do anticipate a change in market leadership to more cyclical stocks, but admit that changes in leadership seldom occur without turbulence. If higher volatility reemerges, we aim to be able to take advantage of what may be temporarily lower prices.

8 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (5/3/04)

RDV	-2.02	10.66	8.44	8.57	9.16	8.87

Annual Gross Operating Expenses: 1.39% Annual Net Operating Expenses: 1.34%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
 Since Inception Through 6/30/18
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 96% of all 10-year periods and 59% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	48/50	96%	0.48	0.43

5-year	65/110	59%	0.58	0.54

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 5/3/04 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

FLIR Systems	2.9

KKR & Co. L.P.	2.5

Reliance Steel & Aluminum	2.3

HEICO Corporation Cl. A	2.1

AptarGroup	2.1

TGS-NOPEC Geophysical	2.0

IDEX Corporation	2.0

Applied Industrial Technologies	1.9

Expeditors International of Washington	1.9

Quaker Chemical	1.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	29.3

Financials	28.6

Materials	13.9

Consumer Discretionary	9.2

Information Technology	7.1

Energy	4.9

Health Care	3.7

Utilities	1.0

Consumer Staples	0.6

Real Estate	0.4

Cash and Cash Equivalents	1.3

Calendar Year Total Returns (%)

YEAR	RDV

2017	21.7

2016	16.4

2015	-5.7

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	86	86

From 6/30/04 (Start of Fund’s First Full Quarter)	86	77

Portfolio Diagnostics

Fund Net Assets	$166 million

Number of Holdings	97

Turnover Rate	7%

Average Market Capitalization[1]	$4,121 million

Weighted Average P/E Ratio[2,3]	16.8x

Weighted Average P/B Ratio[2]	2.7x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	72.0%

Non-U.S. Investments (% of Net Assets)	26.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 9

MANAGERS’ DISCUSSION

Royce Global Financial Services (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE
After returning more than 22% in 2017, it was not surprising that the Fund saw a moderation in its pace of gains in the first half. Moreover, two elements that supported performance last year— international holdings and high weighting in asset management companies—both detracted from first-half returns. Additionally, there were significant reversals among individual holdings, as two of 2017’s winners gave back some returns and landed among the bottom five detractors, while another holding made the opposite journey, bouncing back from being one of 2017’s laggards to one of the first half’s top contributors. Royce Global Financial Services posted a modest gain of 2.6% for the first half of 2018, which trailed both the Russell 2000, which advanced 7.7%, and the Russell 25000 Financial Services Indexes, which was up 4.6%.

WHAT WORKED... AND WHAT DIDN’T
The company making the biggest positive contribution to first-half performance was Virtu Financial, which uses its technology to act as a market maker and liquidity provider to the global financial markets. Based in New York City, the firm announced impressive first-quarter results in profits and earnings, thanks to increased volatility, high trading volumes, and better-than-expected progress integrating a large acquisition. In our view, the company’s business model is well positioned to benefit from the increased volatility in financial markets that we expect to see in the coming years. We discussed Popular, one of the largest Puerto Rico-based banks, in our 2017 commentary, providing our rationale for sticking with this holding, even though it lagged in that year. Strong earnings so far in 2018, along with an opportunistic, accretive acquisition, have led the stock to outperform as there are more signs of Puerto Rico recovering from last year’s devastating hurricanes.
    As for positions that detracted, U.S. Global Investors is a specialty asset manager focused mostly on emerging markets, precious metals, and, more recently, digital currencies. Its shares surged in 2017 after its investment in a blockchain technology company. We were wary of this enthusiasm and sold nearly half our position, which proved prescient as its stock declined significantly in the first half of 2018 when the price of the highly volatile cryptocurrency Ethereum collapsed in March. Jupiter Fund Management, a U.K. based asset manager, fell after strong appreciation in 2017 as investors became concerned about ongoing investments in the business which will lead to cost increases in excess of revenue growth, along with continued fee declines and outflows for their funds. We held our position this year as we see a strong, well-managed franchise positioning its business for long-term growth.
The Fund’s relative results are often driven by the fortunes of international versus U.S. stocks and asset managers versus the overall financial sector. Both factors hampered relative returns in the first half. As a result of stock price declines in local markets for most countries, which were exacerbated by a stronger dollar, holdings in only one of the 20 non-U.S. geographies where the Fund has investments contributed to returns. This marked a stark reversal from 2017, when holdings in 14 of 20 countries contributed. The Fund’s perennially large concentration in asset management & custody banks also detracted, though most came from international based asset managers due to the factors referenced above. However, most of our alternative asset management holdings, an area we have been emphasizing over the past few years, saw solid gains during the first half.

Top Contributors to Performance
Year-to-Date Through 6/30/18 (%)[1]

Virtu Financial Cl. A	1.44

FRP Holdings	0.64

Sprott	0.60

Popular	0.57

BofI Holding	0.49

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/18 (%)[2]

U.S. Global Investors Cl. A	-0.67

Jupiter Fund Management	-0.43

Altus Group	-0.38

Clarkson	-0.34

SEI Investments	-0.30

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We began the year anticipating increased volatility, lower overall returns for small-cap stocks, rising interest rates, and strength for those global financial businesses that appeared best positioned to operate effectively in this type of environment. We saw little in the first half—either at the company or macro levels—that led us to significantly alter this view. Despite some short-term reversals, we remain firmly committed to global investing for this Fund, particularly as we believe our investors can participate in the long-term growth of some of the leading niche financial companies outside the U.S., many of which are relatively unknown to domestic investors. Moreover, we anticipate that in the coming years, the current wide valuation disparity between U.S. and international stocks will narrow, favoring international stock performance. The largest portion of the portfolio remains invested in asset management companies where we see sustained positive trends for the specialty traditional asset managers, alternative asset managers, and wealth managers we hold. The second largest area is regional banks, generally those where we see a differentiated franchise. Our exposure to banks has grown larger because we see an unusually supportive environment, including accelerating loan growth, widening interest margins, decreasing regulatory burdens, and continued low credit losses. While we remain guardedly optimistic about small-cap returns, we think the portfolio is well positioned to take advantage of the undervalued opportunities within the financial services sector.

10 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	2.65	14.45	8.05	10.82	9.51	8.59

Annual Gross Operating Expenses: 1.77% Annual Net Operating Expenses: 1.58%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/31/03 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

E-L Financial	2.9

Popular	2.6

First Citizens BancShares Cl. A	2.3

Virtu Financial Cl. A	2.2

Franco-Nevada Corporation	2.1

FRP Holdings	2.1

Sprott	2.0

BOK Financial	1.9

FirstService Corporation	1.9

Ashmore Group	1.9

Portfolio Industry Breakdown
% of Net Assets (Subject to Change)

Capital Markets	45.4

Banks	19.4

Real Estate Management & Development	7.0

Insurance	6.6

Metals & Mining	2.1

Thrifts & Mortgage Finance	1.9

IT Services	1.7

Professional Services	1.7

Trading Companies & Distributors	1.4

Marine	1.4

Internet Software & Services	1.2

Software	1.2

Investment Companies	0.9

Hotels, Restaurants & Leisure	0.6

Diversified Financial Services	0.6

Consumer Finance	0.5

Equity Real Estate Investment Trusts (REITs)	0.3

Health Care Providers & Services	0.0

Cash and Cash Equivalents	6.1

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	87	86

Fund’s First Full Quarter (12/31/03)	85	79

Calendar Year Total Returns (%)

YEAR	RFS

2017	22.5

2016	12.9

2015	-4.7

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	54.0

Canada	15.3

United Kingdom	7.9

Switzerland	3.6

India	2.5

France	1.6

South Africa	1.5

Hong Kong	1.5

[1]	Represents countries that are 1.5% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$57 million

Number of Holdings	96

Turnover Rate	5%

Average Market Capitalization[1]	$2,121 million

Weighted Average P/E Ratio[2,3]	16.1x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 11

MANAGERS’ DISCUSSION
Royce International Discovery Fund (RMI) (formerly named Royce International Micro-Cap Fund)

Jim Harvey, CFA

FUND PERFORMANCE
Tariff and trade war talk, a strengthening dollar, and market and economic softness in China and Europe all had a dampening effect on non-U.S. stocks of all sizes in the first half of 2018. Royce International Discovery Fund was down 6.2% for the year-to-date period ended June 30, 2018, underperforming its benchmark, the Russell Global ex-U.S. Small Cap Index, which declined 3.8% for the same period.

WHAT WORKED... AND WHAT DIDN’T
Of the Fund’s 10 equity sectors, six detracted from first-half results, with the largest negative impacts coming overwhelmingly from Industrials and Consumer Discretionary, its two largest sectors at the end of June. Industrials was also a substantial overweight relative to the benchmark. At the position level, three of the portfolio’s five biggest detractors came from this same sector. Atento is Latin America’s largest provider of customer relationship management and business process outsourcing (“CRM BPO”) services. Its stock price suffered in late 2017 after a secondary offering of shares was poorly received. In March of 2018, its shares again slipped when it reported a quarterly loss. While its Latin American end markets remain volatile, Atento is the dominant player in these markets and was also trading at a hefty discount to its global peers. This led us to add shares in the first half. Asian Granito India is one of India’s top tile manufacturers. Profit and revenue growth were not enough to offset a falling rupee, rising oil prices, and the slowing pace of global growth—all of which turned market sentiment negative, with Indian small-caps hit especially hard. Uncertain about its prospects in this climate, we sold our shares in June. We also exited our position in Magellan Aerospace, a Canadian company that manufactures engine and other components for customers in Canada, the U.S., and Europe. In early May, the company reported weaker-than-expected results rooted mostly in the expense of building a new manufacturing facility and a volatile British pound. Outside of Industrials, we built our position in Eugene Technology when uneven quarterly revenue growth and concerns that the semiconductor cycle had peaked combined to bring down its share price. Based in South Korea, Eugene is a semiconductor equipment maker that specializes in single-wafer type thermal insulation equipment. We like its niche and expect a revival in demand for its products.
The Fund’s top contributor at the position level in 2017, Conviviality fell to being by far its most significant detractor in the first half of 2018. The firm is a liquor distributor in the U.K. that also operates franchised off-license and convenience chain stores. Conviviality unraveled in short order in 2018, after it issued a pair of profit warnings, admitted to having a large, previously undiscovered tax bill, and unsuccessfully attempted to raise capital from investors to stave off liquidation. Needless to say, its management proved to be far less capable than investors had thought during its period of early success.
The top contributor at the position level was Hua Hong Semiconductor, a manufacturer of 200 millimeter wafers for specialized applications. Its shares benefited from impressive sales and earnings growth as well as the Chinese government’s push to source native semiconductor production. We reduced our position as its stock rose. TCI is a Taiwanese contract manufacturer of dietary supplements, health drinks, and skin care. Its shares were nourished by strong sales and earnings growth driven mostly by Chinese consumer demand and the company’s near-term positive outlook. Norway’s Leroy Seafood Group produces and distributes seafood around the globe, with a core business producing salmon, trout, and whitefish. Concerns that salmon prices were peaking allowed us to purchase shares at historically low multiples early in 2018. When subsequent earnings were better than expected accompanied by a more positive outlook on salmon prices, its shares jumped more than 60% from previous lows, which prompted us to sell our shares.
Relative to the benchmark year-to-date, the portfolio’s largest disadvantage came from ineffective stock selection in the Consumer Staples and Consumer Discretionary sectors, while it benefited from better stock picking in Financials, Telecommunication Services, and Materials.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Hua Hong Semiconductor	0.77

TCI	0.45

Leroy Seafood Group	0.41

China Resources Cement Holdings	0.36

HT&E	0.35

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Conviviality	-1.24

Atento	-0.58

Asian Granito India	-0.45

Eugene Technology	-0.36

Magellan Aerospace	-0.35

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The combination of a modest slowdown in international growth, rising emerging market instability, a stronger dollar, and heightened trade war concerns led investors to prefer a more limited menu of domestic offerings in the first half. In fact, 35 of the 45 non-U.S. small-cap markets that we follow had declines in the first half of 2018 (though only 26 were negative when measured in local currencies). Non-U.S. companies therefore faced major challenges, particularly in emerging market economies where fears of potential currency declines drove many investors to pull money out of these geographies. From a valuation standpoint, the U.S. market remained one of the most expensive in the world at the end of June, a distinction it has held for the better part of the past 10 years. In this environment, we continue to find attractive investment opportunities in both developed as well as emerging markets, where companies in India, Brazil, and Indonesia looked particularly interesting to us at June 30.

12 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROIMX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RMI	-6.21	3.96	5.48	8.03	3.62

Annual Gross Operating Expenses: 2.79% Annual Net Operating Expenses: 1.44%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

Sonae SGPS	2.6

DFDS	2.5

Nilfisk Holding	2.3

Outsourcing	2.3

Biffa	2.3

Kyowa Exeo	2.1

Restore	2.1

Zenkoku Hosho	2.1

Hilton Food Group	2.0

Atento	1.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.5

Consumer Discretionary	13.8

Information Technology	13.1

Financials	13.1

Materials	8.1

Consumer Staples	7.3

Real Estate	6.5

Health Care	4.0

Energy	3.7

Telecommunication Services	2.0

Cash and Cash Equivalents	3.9

Calendar Year Total Returns (%)

YEAR	RMI

2017	27.7

2016	6.3

2015	-1.0

2014	-2.4

2013	18.9

2012	13.6

2011	-21.5

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	20.0

United Kingdom	10.4

Canada	5.9

South Korea	5.5

Denmark	4.8

China	4.8

Hong Kong	4.4

Taiwan	4.1

Brazil	3.9

Australia	3.4

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$8 million

Number of Holdings	81

Turnover Rate	112%

Average Market Capitalization[1]	$1,221 million

Weighted Average P/E Ratio[2,3]	16.4x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	98%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2019 and at or below 1.99% through April 30, 2028. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

The Royce Funds 2018 Semiannual Report to Shareholders | 13

MANAGERS’ DISCUSSION
Royce International Premier Fund (RIP)

David Nadel Mark Rayner, CA

FUND PERFORMANCE
Tariff and trade war talk, a strengthening dollar, market and economic softness in China, and slower growth in Europe all had a dampening effect on non-U.S. stocks in the first half of 2018. In spite of these challenges, the Fund maintained its advantage over its benchmark, the Russell Global ex-U.S. Small Cap Index, outpacing the index for the one, three-, five-year, and since inception (12/31/10) periods ended June 30, 2018. Royce International Premier Fund fell 3.1% for the year-to-date period ended June 30, 2018, losing slightly less than the Russell Global ex-U.S. Small Cap Index, which declined 3.8% for the same period. Most international indexes slipped into negative territory during 2018’s first six months due to the combination of the modest slowdown in international growth, rising emerging market instability, a stronger dollar, and heightened trade war concerns. However, we were encouraged that several holdings continued to execute well in the first half, and several saw otherwise positive stock market performances in their respective currencies undone by U.S. dollar strength.

WHAT WORKED... AND WHAT DIDN’T
During the first half, the sectors making the largest negative impact on performance were Information Technology (the portfolio’s second-largest weighting at the end of June) and Consumer Discretionary. Only three of the portfolio’s nine equity sectors made positive contributions to year-to-date results, and only Health Care had a meaningful effect.
    At the industry level, IT services (Information Technology) detracted most, followed by the construction & engineering group (Industrials). The portfolio’s top two detractors at the position level came from these two respective industries. They were also chiefly responsible for India and Switzerland having the first- and second-biggest negative effects on performance at the country level.
    Vakrangee is an Indian company that operates a network of outlets providing everyday transactional services to mostly rural consumers, primarily in under-served areas. During the first quarter, the company faced questions about corporate governance and its internal investment policy, among other issues. Although Vakrangee refuted these allegations, the cloud overhanging the firm’s credibility gave us pause, and we exited our position in April. Burkhalter Holding is the leading provider of electrical engineering services in Switzerland. Its stock price was hurt by increasing talk that competition would pressure pricing. Seeing these issues as more temporal than structural, we added shares in the first half.
Two companies in the software industry contributed most in the first half. Bravura Solutions is an Australian funds-management software business. Following several high-profile contract signings and the successful monetization off its innovative Sonata platform, Bravura benefited from several broker upgrades, which helped solidify its status as the industry leader in one of the world’s most attractive pension markets. We trimmed our position slightly in the first half. SimCorp is a Danish company that provides software to the asset management industry. Its shares advanced in mid-May on the release of fiscal first-quarter results that showed a 23% advance in revenue with 26% operating margins. With the shares re-rated far more quickly than we anticipated, we began to exit our position as its stock climbed.
Relative to the benchmark year-to-date, the portfolio’s overall advantage came from sector allocation. However, the Fund also gained an edge from stock selection in Health Care, in addition to our overweight in the sector. Superior stock picks gave the portfolio another advantage in Industrials, most meaningfully in machinery and commercial services & supplies. Finally, the strength of the U.S. dollar also gave the Fund’s cash position a relative advantage. Conversely, stock selection was a detractor versus the international small-cap index in Information Technology, especially in the software, IT services, and electronic equipment, instruments & components groups. The Fund’s significantly lower exposure, as well as ineffective stock picks, hurt relative results in Real Estate, while stock selection was an issue in Consumer Discretionary.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Bravura Solutions	1.09

SimCorp	0.53

TGS-NOPEC Geophysical	0.53

Sartorius Stedim Biotech	0.41

DiaSorin	0.39

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Vakrangee	-0.90

Burkhalter Holding	-0.80

SH Kelkar & Company	-0.61

OdontoPrev	-0.54

ITE Group	-0.49

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of June, the bulk of the portfolio’s assets remained invested in four sectors—Industrials, Information Technology, Health Care, and Materials—with the first two groups accounting for more than half of its assets. With the pace of non-U.S. growth having slowed in the first half, we used our Quality at a Reasonable Price (‘QARP’) approach to find high-quality companies trading at what we thought were low or reasonable valuations. Our goal, as always, is to find businesses that look well-positioned to deliver high returns over full market cycles. Our focus is on companies that are market leaders, typically with global reach and/or expertise, attributes that we suspect will prove timely in a period of growing U.S. dollar strength. In the first half, we added three new holdings: EPS Holdings, a Japanese clinical testing services business, ITE Group, a U.K.-based company that organizes trade exhibitions and conferences worldwide, and Kardex, a Swiss firm with a global business that offers intra-logistic services as well as automated storage solutions and material handling systems.

14 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RIP	-3.08	10.77	11.07	10.10	7.65

Annual Gross Operating Expenses: 1.65% Annual Net Operating Expenses: 1.44%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

USS	3.0

VZ Holding	2.9

Partners Group Holding	2.8

Meitec Corporation	2.7

IPH	2.3

Equiniti Group	2.3

TOTVS	2.3

OdontoPrev	2.3

TravelSky Technology	2.3

As One	2.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	26.2

Information Technology	22.8

Health Care	17.2

Materials	9.3

Financials	7.6

Consumer Discretionary	6.5

Real Estate	4.0

Energy	2.2

Cash and Cash Equivalents	4.2

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	107	83

Calendar Year Total Returns (%)

YEAR	RIP

2017	39.8

2016	-1.1

2015	16.2

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	17.1

United Kingdom	14.4

Australia	11.4

Switzerland	9.9

Sweden	6.2

Canada	5.8

France	5.4

Brazil	4.6

New Zealand	4.1

Germany	3.7

India	3.6

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$233 million

Number of Holdings	50

Turnover Rate	30%

Average Market Capitalization[1]	$1,687 million

Weighted Average P/E Ratio[2,3]	23.3x

Weighted Average P/B Ratio[2]	3.6x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 15

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

FUND PERFORMANCE
Royce Low-Priced Stock Fund outperformed the Russell 2000 Index, its small-cap benchmark, in the first half of 2018. The Fund increased 9.3% while the Russell 2000 was up 7.7% for the year-to-date period ended June 30, 2018. The Fund also outpaced the benchmark for the one-, 20-year, and since inception (12/15/93) periods ended June 30, 2018. The portfolio boasts a generous number of micro-cap stocks, which was the top-performing domestic asset class in the first half. U.S. economic growth continued to accelerate, and many companies continued to post strong earnings, aided by lower tax rates. Their greater reliance on U.S. growth left small- and micro-cap stocks better positioned than large-caps through most of the first half. The strengthening dollar, which tends to historically coincide with relatively stronger small-cap results, also benefited small-cap performance.

WHAT WORKED... AND WHAT DIDN’T
The Fund had strong contributions from the Information Technology, Consumer Discretionary, Health Care, and Energy sectors. Health care equipment & supplies (Health Care) was the top contributor at the industry level, and specialty retail (Consumer Discretionary) and energy equipment & services (Energy) followed closely behind. The portfolio’s top contributor at the position level was biotechnology company Heron Therapeutics, which had strong Phase 3 results during the second quarter for a key product focused on post-operative pain management. With the potential for an “opioid sparing” label, we believe this product has blockbuster potential across a number of applications. Although we sold part of our stake as its stock rose, we maintained a position at the end of June. Profire Energy—an oil field technology company specializing in burner management systems—benefited from a resurgence in field activity fueled by rising oil prices. We sold almost a third of our stake during the first half, maintaining a position because the company is investing heavily in R&D to expand applications outside of oil field services, which has significantly increased its addressable markets.
    Stoneridge, which supplies electrical components to cars and trucks, was also among the Fund’s top performers, as the company saw its shares positively reflect its success in winning new business across several product lines. Stoneridge is gaining traction with its MirrorEye camera system, which offers safety and fuel economy benefits by replacing side mirrors on trucks. We maintained our stake in the position because we think its new product pipeline remains strong and could potentially drive above-average growth in the years to come.
    Our position in Paratek Pharmaceuticals detracted on both an absolute and relative basis. Its shares fell due to concerns over incremental FDA approval scrutiny, the potential for a slow commercial ramp up, and a capital raise in April. We increased our position in the first half because of the large market opportunity for a new antibiotic associated with the increased human resistance to older varieties. ASV Holdings, which provides skid steers and loading equipment for the construction and agriculture markets, disappointed when the company missed fiscal first-quarter earnings expectations, the result of changes in its parts distribution strategy and higher raw materials prices that crimped gross margins. We view these issues as transitory, so we built our position as its stock price tumbled.
    Metals & mining (Materials) and pharmaceuticals (Health Care) detracted most at the industry level from portfolio performance—and detracted versus the Russell 2000—while the Fund’s significant underweight in the Health Care sector created the biggest headwind to relative results. Stock selection was the primary culprit in the relative disadvantage for Materials, with mining companies Orocobre and Pretium being notable detractors.
Consumer Discretionary, Energy, and Financials were the areas with the strongest relative contributions. The portfolio’s edge in all three areas was driven primarily by broad-based stock selection. In addition to Stoneridge in Consumer Discretionary, Mammoth Energy Services, which offers oil field services as well as engineering and construction services, was a notable standout. During the year, the company was awarded significant follow-on contracts related to hurricane damage in Puerto Rico. We reduced our position as its stock price continued to rise. Although we thought it remained attractively valued, we wanted more clarity as to how sustainable the company’s business in Puerto Rico will be.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Heron Therapeutics	0.63

Profire Energy	0.60

Stoneridge	0.53

Mammoth Energy Services	0.50

AtriCure	0.45

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Paratek Pharmaceuticals	-0.32

ASV Holdings	-0.27

Gulf Island Fabrication	-0.27

Electro Scientific Industries	-0.26

Total Energy Services	-0.25

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We did not make any major changes to the portfolio positioning in the first half of 2018. Our largest sector weightings at the end of June were Information Technology, Industrials, and Consumer Discretionary. Health Care, particularly biotechnology, continued to be among our largest underweights. We remain cautiously optimistic in anticipation of an increasingly less restrictive regulatory environment. Considering the accelerating pace of the U.S. economy growth, lower corporate tax rates, and the slower pace of global economic growth, we are particularly focused on small- and micro-cap companies that have most of their exposure to the U.S. economy.

16 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	9.34	18.75	6.70	6.61	4.82	7.51	8.52	10.25

Annual Operating Expenses: 1.61% Annual Net Operating Expenses: 1.58%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/15/93 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

Natural Gas Services Group	1.4

Shoe Carnival	1.4

Westwood Holdings Group	1.4

Stoneridge	1.3

FormFactor	1.3

AtriCure	1.3

CryoLife	1.2

Kornit Digital	1.2

Graham Corporation	1.2

Ameresco Cl. A	1.2

Portfolio Sector Breakdown
% of Net Assets

Information Technology	21.2

Industrials	17.7

Consumer Discretionary	17.2

Financials	11.6

Health Care	10.4

Energy	9.3

Materials	4.9

Consumer Staples	2.9

Telecommunication Services	0.8

Cash and Cash Equivalents	4.0

Calendar Year Total Returns (%)

YEAR	RLP

2017	9.7

2016	16.1

2015	-10.4

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

2003	44.0

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	83	117

From 12/31/93 (Start of the Fund’s First Full Quarter)	101	94

Portfolio Diagnostics

Fund Net Assets	$270 million

Number of Holdings	119

Turnover Rate	44%

Average Market Capitalization[1]	$515 million

Weighted Average P/B Ratio[2]	2.1x

Active Share[3]	97%

U.S. Investments (% of Net Assets)	81.7%

Non-U.S. Investments (% of Net Assets)	14.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 17

MANAGERS’ DISCUSSION
Royce Micro-Cap Fund (RMC)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
Royce Micro-Cap Fund increased 10.2% for the year-to-date period ended June 30, 2018, ahead of the small-cap Russell 2000 Index, which was up 7.7%, but narrowly behind its benchmark, the Russell Microcap Index, which increased 10.7% for the same period. Micro-cap stocks were the top-performing U.S. asset class in the first half of the year, as the greater reliance on U.S. growth left small- and micro-cap stocks better positioned for superior performance relative to large-caps in the first half of the year.

WHAT WORKED... AND WHAT DIDN’T
The Fund boasted strong sector contributions from Information Technology, Health Care, and Consumer Discretionary, while two healthcare companies made strong positive impacts at the position level. Tactile Systems, which makes medical devices used to treat lymphedema, grew its sales force and introduced new products, such as its system targeted at head and neck lymphedema. Seeing low market penetration and a favorable competitive environment, we continued to hold shares after making modest trims as its stock price rose. Medical device company Surmodics, which specializes in coronary stents and catheters, was another notable pick for the portfolio. A recent agreement gave Abbot Laboratories exclusive global commercialization rights for the company’s SurVeil drug. We saw an extended pipeline of interesting products and therefore maintained our position in the company’s shares.
We reduced our stake in Profire Energy, an oilfield technology specialist in burner management systems that was the portfolio’s top contributor overall. It benefited from the resurgence in oil field activity fueled by higher oil prices. We held our stock in Attunity, a leading provider of data management software, because we saw an increased adoption of its core software platform across an ever increasing number of enterprises. The company’s software addresses new paradigms in data management, which we believed were in the very early stages of adoption. Stoneridge, which supplies electrical components to cars and trucks, was winning new business across several product lines, such as its MirrorEye camera system that offers safety and fuel economy benefits by replacing side mirrors on trucks. We sold a portion of our shares as its share price rose steadily. We also saw positive contributions to return on these positions in relation to the Russell Microcap.
    Thanks to effective stock selection, Consumer Discretionary and Information Technology were the areas that contributed most to performance versus the benchmark, while Energy and Financials were the largest detractors—both due to poor stock picking. One position significantly detracted from performance on both an absolute and relative basis: Basic Energy Services, a leading provider of well site services in the oil and gas industry, saw increased pricing pressure as well as project delays in certain markets. We increased our stake slightly within the first six months of the year based on the belief that these pressures were transitory given ongoing strength in underlying energy prices. Gulf Island Fabrication makes specialized structures and marine vessels used in the energy sector. Its shares have been pressured as its off-shore oil well platform business remained sluggish while it also experienced cost overruns on a major marine vessel contract.
Atlas Financial, which provides insurance for taxis, limos, ride share services, and paratransit transportation firms, was another impactful detractor on an absolute and relative basis. For a second year in a row, Atlas recorded a surprise fourth-quarter loss due to an increase in loss reserves for prior year accidents. Our belief that the first surprise loss was an anomaly and that the company’s market niche could provide high returns on equity was proven incorrect. We sold all of our shares as a result. Shares of Paratek Pharmaceuticals fell due to concerns over incremental FDA approval scrutiny, the potential for a slow commercial ramp up, and a capital raise in April. We increased our position in the first half because of the large market opportunity for a new antibiotic associated with the increased human resistance to older varieties. We chose to trim our position in U.S. Concrete, which saw its shares pressured as poor weather impacted certain large markets and the company had some early execution shortfalls digesting a large acquisition.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Profire Energy	0.61

Tactile Systems Technology	0.58

Surmodics	0.58

Attunity	0.55

Stoneridge	0.49

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Atlas Financial Holdings	-0.46

Basic Energy Services	-0.37

U.S. Concrete	-0.29

Paratek Pharmaceuticals	-0.27

Gulf Island Fabrication	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We did not make any major changes to portfolio positioning in the first half of 2018. Despite the increasing uncertainty around trade, we remained generally constructive on the U.S. economy, which supported underlying growth and valuations in our overweight sectors, such as Information Technology, Industrials, and Consumer Discretionary. These sectors were also our largest overweights relative to the Russell Microcap. Health Care, particularly biotechnology, continued to be among our largest underweights. We remained optimistic about micro-cap stocks in anticipation of an increasingly less restrictive regulatory environment. Considering the accelerated pace of U.S. economic growth, lower corporate tax rates, and the slower pace of global economic growth, we were particularly focused on micro-cap companies that had a disproportionate exposure to the U.S. economy.

18 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RMC	10.22	13.91	6.94	6.36	5.52	8.64	8.67	10.16	11.02

Annual Gross Operating Expenses: 1.60% Annual Net Operating Expenses: 1.58%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 6/30/18
On a monthly rolling basis, the Fund outperformed the Russell Microcap in 62% of all 10-year periods; 59% of all 5-year periods; and 50% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	60/97	62%	7.5	6.4

5-year	92/157	59%	8.3	8.3

1-year	102/205	50%	10.5	10.8

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index
Inception) as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

AtriCure	1.1

Attunity	1.1

Stoneridge	1.1

Shoe Carnival	1.1

Surmodics	1.1

CryoLife	1.1

Red Lion Hotels	1.0

Vera Bradley	1.0

PC Connection	1.0

Mesa Laboratories	1.0

Portfolio Sector Breakdown
% of Net Assets

Information Technology	19.7

Industrials	19.3

Financials	15.3

Consumer Discretionary	14.3

Health Care	11.3

Energy	6.3

Materials	4.5

Real Estate	2.5

Consumer Staples	2.4

Telecommunication Services	0.6

Cash and Cash Equivalents	3.8

Calendar Year Total Returns (%)

YEAR	RMC

2017	5.4

2016	19.7

2015	-13.3

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

2003	52.6

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	76	97

From 6/30/00 (Russell Microcap Index Inception)	90	81

Portfolio Diagnostics

Fund Net Assets	$197 million

Number of Holdings	145

Turnover Rate	11%

Average Market Capitalization[1]	$485 million

Weighted Average P/E Ratio[2,3]	23.5x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	84.4%

Non-U.S. Investments (% of Net Assets)	11.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (27% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 19

MANAGERS’ DISCUSSION
Royce Micro-Cap Opportunity Fund (ROS)

Bill Hench Buzz Zaino, CFA

FUND PERFORMANCE
After two consecutive years of strong absolute and relative performance, we were not terribly surprised to see a moderation in the pace of gains for our deep value approach to micro-cap stocks in the first half of 2018, and we were pleased that the Fund outperformed its benchmark for the one-year period ended June 30, 2018. Royce Micro-Cap Opportunity Fund increased 7.8% for the year-to-date period ended June 30, 2018, trailing its benchmark, the Russell Microcap Index, which rose 10.7% for the same period.

WHAT WORKED... AND WHAT DIDN’T
Information Technology led a group of eight (out of 10) equity sectors with positive contributions, followed by Health Care and Financials. The first of these three had an outsized impact on results in the first half, while net losses in Consumer Discretionary and Real Estate made only a minor collective impact. The top portfolio industry by a wide margin was Internet software & services (Information Technology). eGain Corporation, which specializes in cloud-based customer engagement software primarily for ecommerce applications, was the top contributor in this group and in the portfolio as a whole. It was also the portfolio’s second-largest holding at the end of June. Growing acceptance of ecommerce solutions and important customer wins helped to push its stock price up. And even with its accelerating share values, eGain still looked relatively inexpensive to us compared to others in its group at June 30th.
From the Health Care sector, CareDx specializes in diagnostic testing for transplant recipients. The Fund’s largest position at the end of June, it was one of the portfolio’s top detractors in the first half of 2017 before rebounding to finish as a top contributor for the full year. Its success extended into the first half of 2018, as it continued to benefit from the favorable resolution of reimbursement issues and stayed well ahead of the competitors in its niche. KEMET Corporation is a solid tantalum and multilayer ceramic capacitor manufacturer with a strong position in its own niche that has been on a remarkably successful run of its own—it was among the Fund’s best performers in 2016 and 2017. We have acted opportunistically with its shares, buying late in 2017 when its price fell on what looked to us like a minor earnings disappointment and trimming in 2018 when its stock recovered.
The position that detracted most was Basic Energy Services, which provides oil and gas companies with well site services, such as well maintenance, pumping, and contract drilling. It emerged from bankruptcy before we bought shares. During the first half of 2018, earnings were hurt by more weakness than was expected outside its core markets. We, on the other hand, think its key end markets are still attractive, so we built our stake as its shares fell. Celadon Group is a trucking and transportation services business with newer management, which has been handling issues that involve restating several years’ of financial results. Certain investors, ourselves excluded, were expecting resolution of these issues at some point in the first half and began to abandon the stock when it failed to materialize. As with Basic Energy, we chose a different course and added shares.
Relative to the benchmark, the Fund was hurt most by poor stock selection and—to a lesser degree—our large overweight in Industrials, where holdings in the road & rail, electrical equipment, and machinery groups underperformed. Ineffective stock selection detracted in Energy while our lower exposure to Health Care, as well as a few stock picking mishaps, also had a negative impact. Conversely, stock selection was a major advantage versus the micro-cap index in Financials—most notably in capital markets—though our underweight also contributed. Smaller relative advantages came from the portfolio’s lower weightings in Consumer Discretionary and Real Estate.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

eGain Corporation	2.31

CareDx	1.79

KEMET Corporation	0.86

Mammoth Energy Services	0.70

Surgery Partners	0.65

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Basic Energy Services	-1.06

Celadon Group	-1.01

Commercial Vehicle Group	-0.74

Invuity	-0.50

Babcock & Wilcox Enterprises	-0.48

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The U.S. economy continues to strengthen, which we see as a positive for many holdings, in particular those in Information Technology and Industrials. We saw the negative effect of tariffs and trade disruption on many industrial holdings that had performed well previously before giving back some of their gains in the first half, creating a curious situation in which the stocks showed weakness even as the companies reported strong results. We think the ultimate resolution of these issues should provide recovery in this sector. We like industrial businesses with exposure to aerospace & defense, energy, and infrastructure. In technology, automation, cloud storage, and other innovations are moving forward with the consequence that companies must adopt newer technologies out of necessity, which should create ongoing, though cyclical—and at times volatile—demand for companies involved in semiconductor and capital equipment manufacturing, as well as other related industries. These positions, along with still recovering holdings in Consumer Discretionary and Energy, make us pleased with how the portfolio is positioned as we anticipate ongoing economic growth.

Effective October 1, 2018, Bill Hench will be the Fund’s sole portfolio manager. Portfolio Manager Buzz Zaino will stay on at Royce as a Senior Adviser to the portfolio team.

20 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROSFX ROSSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (8/31/10)

ROS	7.79	22.73	10.36	10.32	14.07

Annual Gross Operating Expenses: 1.28% Annual Net Operating Expenses: 1.24%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 8/31/10 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

CareDx	2.9

eGain Corporation	2.1

Ducommun	2.0

KEMET Corporation	1.9

Forterra	1.9

Castlight Health Cl. B	1.9

Ameresco Cl. A	1.9

Ribbon Communications	1.9

Hamilton Lane Cl. A	1.7

Alpha & Omega Semiconductor	1.7

Portfolio Sector Breakdown
% of Net Assets

Information Technology	25.0

Industrials	18.1

Health Care	14.8

Financials	9.6

Energy	8.6

Materials	8.2

Consumer Discretionary	7.0

Consumer Staples	2.7

Telecommunication Services	0.9

Real Estate	0.7

Cash and Cash Equivalents	4.4

Calendar Year Total Returns (%)

YEAR	ROS

2017	25.0

2016	23.8

2015	-16.0

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Diagnostics

Fund Net Assets	$48 million

Number of Holdings	100

Turnover Rate	33%

Average Market Capitalization[1]	$431 million

Weighted Average P/B Ratio[2]	1.7x

Weighted Average P/S Ratio[3]	1.0x

Active Share[4]	93%

U.S. Investments (% of Net Assets)	94.1%

Non-U.S. Investments (% of Net Assets)	1.5%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest share class). Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Opportunity Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

The Royce Funds 2018 Semiannual Report to Shareholders | 21

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Buzz Zaino, CFA Bill Hench

FUND PERFORMANCE
After two consecutive years of strong absolute and relative performance, we were not terribly surprised to see the pace of returns moderate for our small-cap deep value approach in the first half of 2018. Royce Opportunity Fund increased 4.1% for the year-to-date period ended June 30, 2018, trailing both of its small-cap benchmarks, the Russell 2000 Index, which rose 7.7%, and the Russell 2000 Value Index, which was up 5.4%, for the same period. However, the Fund outperformed both indexes for the three-, 10-, 15-, 20-year, and since inception (11/19/96) periods ended June 30, 2018 and was also ahead of the small-cap value index for the one- and five-year periods ended June 30, 2018.

WHAT WORKED... AND WHAT DIDN’T
Information Technology led a group of eight (out of 11) equity sectors with positive contributions in the first half, followed by Financials. Net losses from Consumer Discretionary, Health Care, and Industrials made just a minor collective impact. The top industry by a considerable margin was the electronic equipment, instruments & components group, which has been a consistent performance driver over the last two years. KEMET Corporation, a solid tantalum and multilayer ceramic capacitor manufacturer, has been a large part of its success. We have acted opportunistically with its shares, buying late in 2017 when its price fell on what looked to us like a minor earnings disappointment and trimming in 2018 when its stock recovered. Elsewhere in the tech sector, Comtech Telecommunications saw improved demand for its advanced communications applications in its commercial and, to an even greater extent, military end markets. KEMET and Comtech were also the portfolio’s two largest holdings at the end of June. From the Consumer Discretionary sector, Enova International is a payday lender that expanded its roster of offerings to include installment loans and lines of credit that are not subject to banking regulations. High demand for these services helped to drive its shares higher, which led us to reduce our position.
In the case of Basic Energy Services, a tumbling stock price presented opportunities to build our position in the expectation of an eventual turnaround. Basic Energy provides oil and gas companies with well site services, such as well maintenance, pumping, and contract drilling. It emerged from bankruptcy before we bought shares. During the first half of 2018, earnings were hurt by more weakness than was expected outside its core markets. We, on the other hand, think its key end markets are still attractive. We held our shares of automotive products and services company Dana in the belief that it could continue to execute successfully. We chose to do the same with Westport Fuel Systems, which offers alternative fuel systems and components for the transportation and industrial markets worldwide. Delays in the expected uptick in revenues from newer business in European markets led to an aggressive sell off that we anticipate will reverse.
Relative to the benchmark, the Fund’s biggest trouble spots were poor stock selection and much lower exposure to Health Care and ineffective stock picks in Consumer Discretionary. Our large overweight in Industrials, along with some stock selection difficulties, also hurt relative results in the first half of 2018. Conversely, stock selection was a major advantage versus the Russell 2000 in Financials, where our underweight also contributed and where the consumer finance industry provided a source of relative outperformance. Slighter relative advantages came from a stock selection edge in Materials and the portfolio’s much lower weightings in Real Estate and Utilities.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Enova International	0.56

Comtech Telecommunications	0.46

KEMET Corporation	0.44

DMC Global	0.38

Whiting Petroleum	0.34

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Basic Energy Services	-0.41

Dana	-0.35

Westport Fuel Systems	-0.27

MaxLinear	-0.26

Aceto Corporation	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The U.S. economy continues to strengthen, which we see as a positive for many holdings, in particular those in Information Technology and Industrials. We saw the negative effect of tariffs and trade disruption on many industrial holdings that had performed well previously before giving back some of their gains in the first half, creating a curious situation in which the stocks showed weakness even as the companies reported strong results. We think the ultimate resolution of these issues should provide recovery in this sector. We like industrial businesses with exposure to aerospace & defense, energy, and infrastructure. In technology, automation, cloud storage, and other innovations are moving forward with the consequence that companies must adopt newer technologies out of necessity, which should create ongoing, though cyclical—and at times volatile—demand for companies involved in semiconductor and capital equipment manufacturing, as well as other related industries. These positions, along with still recovering holdings in Consumer Discretionary and Energy, make us pleased with how the portfolio is positioned as we anticipate ongoing economic growth.

On October 1, 2018, Boniface A. ‘Buzz’ Zaino will step down as the Lead Portfolio Manager of the Fund, which he has managed since joining Royce in April 1998. Bill Hench, who has worked with Buzz since 2002 and has long been designated as Buzz’s successor, will become the Fund’s sole portfolio manager effective on that same date. Bill has managed the Fund with Buzz since 2013 after serving as assistant portfolio manager from 2004-2013. Buzz will stay on at Royce as a Senior Adviser to the portfolio team.

22 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)

ROF	4.05	17.23	12.24	11.40	11.15	11.48	11.93	12.61

Annual Operating Expenses: 1.18%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/18
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 79% of all 10-year periods; 70% of all 5-year periods; and 68% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	96/121	79%	9.0	6.9

5-year	127/181	70%	11.6	8.7

1-year	155/229	68%	16.0	10.4

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 11/19/96 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

KEMET Corporation	1.1

Comtech Telecommunications	1.0

Ciena Corporation	0.9

Granite Construction	0.9

Carpenter Technology	0.9

Invacare Corporation	0.9

Kulicke & Soffa Industries	0.9

Allegheny Technologies	0.9

Fabrinet	0.8

Vishay Intertechnology	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.3

Information Technology	23.6

Consumer Discretionary	14.3

Energy	7.8

Materials	7.8

Financials	5.9

Health Care	5.3

Consumer Staples	2.3

Telecommunication Services	0.9

Real Estate	0.3

Utilities	0.2

Cash and Cash Equivalents	7.3

Calendar Year Total Returns (%)

YEAR	ROF

2017	21.9

2016	29.9

2015	-13.6

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

2003	72.9

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	120	130

From 12/31/96 (Start of Fund’s First Full Quarter)	124	111

Portfolio Diagnostics

Fund Net Assets	$1,289 million

Number of Holdings	258

Turnover Rate	21%

Average Market Capitalization[1]	$938 million

Weighted Average P/B Ratio[2]	1.7x

Weighted Average P/S Ratio[3]	0.9x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	87.3%

Non-U.S. Investments (% of Net Assets)	5.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 23

MANAGERS’ DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce Lauren Romeo, CFA Jay Kaplan, CFA

FUND PERFORMANCE
Following two consecutive years of strong absolute and relative performance, our flagship portfolio fell behind the Russell 2000 Index, its small-cap benchmark, in the first half of 2018. Royce Pennsylvania Mutual Fund advanced 5.7% for the year-to-date period ended June 30, 2018, trailing the Russell 2000, which rose 7.7% for the same period. The Fund maintained its longer-term relative advantages, outperforming the benchmark for the three-, 20-, 25-, 30-, and 35-year periods ended June 30, 2018. (Additionally, Penn lagged the small-cap index by only a narrow margin for the one-year period ended June 30, 2018.)

WHAT WORKED... AND WHAT DIDN’T
During the first half the market favored higher growth, lower quality, and more yield-sensitive equities. Health Care, a key growth-stock sector, continued the run that kicked off in 2017 as the best-performing sector in the Russell 2000. Information Technology followed in second and saw the lion’s share of its strength coming from two growth-oriented industries—Internet software & services and software. These same two sectors also made the largest positive contributions to the Fund’s first-half results, while Industrials and Utilities detracted very modestly.
    At the industry level, the top contributor was energy equipment & services (Energy) as the rebound for oil prices fed through to improved prospects for these businesses. Norway’s TGS-NOPEC Geophysical, which provides geoscience data to oil and gas companies worldwide, was the largest contributor in this industry and in the portfolio overall. Its revenue and earnings were boosted by improving exploration and production spending, higher oil prices, and the longer-term need for energy companies to replenish reserves, which is driving increased spending on seismic data. SEACOR Marine Holdings, which provides global marine and support transportation services to the energy industry, was another top performer from the same industry. Stronger operating results coming from nearly all of its geographic markets helped its shares to rise. Outside of energy, the shares of commercial and industrial real estate developer FRP Holdings rose on news of robust sales growth, and U.S. Physical Therapy, which owns and operates outpatient physical therapy clinics, saw growth in its core business as well as in its industrial injury prevention initiatives.
    The largest negative effect on relative returns came from Industrials and Information Technology. In fact, a large share of Penn’s underperformance versus the Russell 2000 at the industry level came from the machinery group, which was also home to three of the Fund’s five largest detractors at the position level. Several holdings in this group reported disappointing earnings and lackluster guidance, due partially to margin compression caused by higher input costs. Our analysis suggests some of these margin issues should prove transitory as manufacturers must first absorb these increased costs before realizing higher product prices. In a robust economy, we are comfortable that our companies can successfully put through price increases and see margins rebound.
We built our respective stakes in machinery companies Sun Hydraulics and CIRCOR International, which makes valves and flow control products, while making only a modest trim to our position in John Bean Technologies, which produces specialized products and services for food storage and transport. A closer examination of Sun Hydraulics, which makes hydraulic and electronic valves, controls, and instruments for industrial machinery and off-highway vehicles, offers a good example of our thinking about select holdings in this industry. Despite robust sales growth, the company’s margins and earnings have been weaker than expected due to operating inefficiencies incurred by a ramp up to meet strong demand, as well as higher materials and commodity costs. We expect a reversal as the impact of management’s corrective actions—which include price increases, new supply agreements to ease constraints, and reduced temporary and overtime labor—to take effect. We also have a favorable view of the strategies the company has been implementing that could help lead to revenue and operating profit growth over the long term. After finishing as Penn’s top-contributing holding in both 2016 and 2017, laser diode and equipment maker Coherent’s shares underwent a correction in the first half, which led us to reduce our position.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

TGS-NOPEC Geophysical	0.42

FRP Holdings	0.39

U.S. Physical Therapy	0.32

SEACOR Marine Holdings	0.29

FLIR Systems	0.24

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Sun Hydraulics	-0.53

Coherent	-0.25

John Bean Technologies	-0.22

CIRCOR International	0.21

LCI Industries	-0.18

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The market’s recent behavior looks curious to us. We hear optimism and solid progress from the management teams we meet with, see solid earnings reports, and observe consistently strong macroeconomic data. On the other hand, small-cap market leadership has stubbornly remained with defensive and yield-oriented stocks, while cyclicals have lagged. Despite new highs for the Russell 2000, we are therefore far from ebullient, as we anticipate that increased volatility will accompany a shift in market leadership to value/cyclical leadership. We are also mindful that these shifts rarely occur without some turbulence. On balance, we are raising cash levels modestly and actively adjusting portfolio weightings by culling some smaller holdings and putting increased weight behind what we think are the most timely opportunities.

24 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR

PMF	5.70	17.23	11.21	10.63	8.92	10.40	9.77	10.62	10.68	10.97	13.50

Annual Operating Expenses: 0.92%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/18
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 65% of all 10-year periods; 64% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	79/121	65%	8.4	6.9

5-year	115/181	64%	10.3	8.7

1-year	125/229	55%	12.0	10.4

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/29/78 (Russell 2000 Inception)
as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

FLIR Systems	1.9

Sun Hydraulics	1.5

HEICO Corporation	1.4

First Citizens BancShares Cl. A	1.3

FRP Holdings	1.2

Raven Industries	1.2

Bio-Techne	1.1

Tennant Company	1.1

Preformed Line Products	1.1

Quaker Chemical	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	26.7

Information Technology	18.8

Financials	14.6

Health Care	9.5

Consumer Discretionary	8.2

Materials	8.2

Energy	4.3

Real Estate	2.8

Consumer Staples	1.7

Cash and Cash Equivalents	5.2

Calendar Year Total Returns (%)

YEAR	PMF

2017	16.2

2016	26.5

2015	-11.4

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

2003	40.3

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	91	98

From 12/31/78 (Russell 2000 Inception)	89	70

Portfolio Diagnostics

Fund Net Assets	$2,067 million

Number of Holdings	318

Turnover Rate	13%

Average Market Capitalization[1]	$2,043 million

Weighted Average P/E Ratio[2,3]	20.6x

Weighted Average P/B Ratio[2]	2.4x

Active Share[4]	88%

U.S. Investments (% of Net Assets)	83.4%

Non-U.S. Investments (% of Net Assets)	11.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 25

MANAGERS’ DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce Lauren Romeo, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Although the first half was challenging for quality-oriented cyclical small-caps, our high-quality small-cap core offering held its advantage over its small-cap benchmark for the three-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended June 30, 2018. After two calendar years with 20%-plus returns, a moderation in the pace of returns seemed reasonable. Royce Premier Fund advanced 2.6% for the year-to-date period ended June 30, 2018, underperforming its benchmark, the Russell 2000 Index, which rose 7.7% for the same period.

WHAT WORKED... AND WHAT DIDN’T
Of the Fund’s nine equity sectors, seven made positive contributions to first-half performance. Health Care and Information Technology were the top contributors, while Consumer Discretionary and Consumer Staples had modest negative results. Two holdings from two different groups in Industrials made the biggest positive impact of all the Fund’s holdings. Copart is the largest online salvage auction provider in the U.S. The company saw higher volumes and revenue per car as market conditions remained robust in the first half. Copart’s continuous improvement of its virtual bidding platform is expanding the pool of potential buyers, auction participants, and bids per car. A shift within its non-insurance auto auction business toward dealers and financial institutions has been lifting both average selling prices and gross margins higher. Finally, the company has been supplementing its expanding European footprint with the acquisition of a salvage operation in Finland, augmenting its buyer base in Russia and the Baltic States.
    Kirby Corporation has the largest inland and coastal tank barge fleet in the U.S. and also draws revenue from servicing and distributing industrial engines, transmissions, parts, and oil field services equipment. The tank barge markets seem to be recovering well, thanks to retirements of older barges, limited new builds, and solid utilization rates. Kirby has also benefited from two recent acquisitions over the last 18 months that are allowing it to drive industry consolidation. In addition, higher land drilling activity resulting from rising oil prices has been stoking demand for new and remanufactured hydraulic fracturing units. It was the portfolio’s largest position at the end of June.
    Among positions that detracted, Sun Hydraulics makes hydraulic and electronic valves, controls, and instruments for industrial machinery and off-highway vehicles. Despite robust sales growth, the company’s margins and earnings have been weaker than expected due to operating inefficiencies incurred by a ramp up to meet strong demand, as well as higher materials and commodity costs. We expect a reversal as the impact of management’s corrective actions—which include price increases, new supply agreements to ease constraints, and reduced temporary and overtime labor—to take effect. CIRCOR International makes an array of valves and related flow control products and services. Solid fiscal first-quarter results, strong orders, and margin improvement potential across its core and newly acquired businesses led to an April recovery that was undone in June due to the secondary offering by Colfax (a recent acquisition) of CIRCOR shares, combined with tariff- and trade war-driven underperformance by global industrials. A multi-year contributor to performance, Cognex Corporation has a dominant position as the global leader in machine vision technology. It was hurt by slackening demand in its consumer electronics market, in particular by iPhone sales that were well below expectations.
On a relative basis, the biggest sector detractor was Information Technology, as multiple factors contributed, including overweights in lagging industries, such as electronic equipment instruments & components, and having no holdings in Internet software & services. The previously mentioned weakness for Cognex also hurt. Industrials was another source of underperformance, largely the result of being the Fund’s largest sector, as well as increasing investor concerns about the prospects for economic cyclicals. The largest relative positive contribution came from Energy, where superior stock selection among energy equipment & services stocks provided a relative edge, while Real Estate saw a benefit from having no exposure to REITs, which lagged.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Copart	0.79

Kirby Corporation	0.70

Fair Isaac	0.56

Morningstar	0.54

IDEXX Laboratories	0.50

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Sun Hydraulics	-0.53

CIRCOR International	-0.49

Cognex Corporation	-0.48

Camping World Holdings Cl. A	-0.44

Thor Industries	-0.44

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The small-cap market looks curious to us, an observation that extends beyond our disappointing performance in the first half. While the market’s preference for lower-quality stocks was frustrating, we are confident in the long-term efficacy of the Fund’s high-quality approach. More troubling is the disconnect between the solid fundamentals we see—optimism from management teams, solid earnings reports, and consistently strong macroeconomic data—contrasted with market behavior we observe that looks odd in this context—leadership from defensive and yield-oriented stocks, lagging cyclicals, and a modestly rising 10-year yield. We do anticipate a shift in the market environment to one with greater volatility and more value/cyclical leadership, though we are also mindful that these shifts rarely occur without some turbulence. In this environment, we are on balance raising cash levels modestly. We are also actively re-populating the portfolio, having added seven new names over the past three quarters.

26 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX RPRWX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RPR	2.59	16.81	11.45	10.56	8.62	11.51	10.64	11.53	11.81

Annual Operating Expenses: 1.16%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/18
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 94% of all 10-year periods; 66% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	114/121	94%	10.0	6.9

5-year	119/181	66%	11.2	8.7

1-year	143/229	62%	12.7	10.4

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/31/91 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

Kirby Corporation	3.6

Lincoln Electric Holdings	3.0

Landstar System	2.9

Air Lease Cl. A	2.8

Minerals Technologies	2.8

Fair Isaac	2.8

Valmont Industries	2.6

Alleghany Corporation	2.4

Jack Henry & Associates	2.3

National Instruments	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	32.6

Information Technology	16.5

Financials	13.6

Consumer Discretionary	10.6

Materials	9.9

Health Care	4.8

Energy	3.6

Consumer Staples	2.3

Real Estate	1.7

Cash and Cash Equivalents	4.4

Calendar Year Total Returns (%)

YEAR	RPR

2017	23.8

2016	23.0

2015	-9.9

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

2003	38.7

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	89	96

From 12/31/91 (Start of Fund’s First Full Quarter)	92	71

Portfolio Diagnostics

Fund Net Assets	$2,277 million

Number of Holdings	59

Turnover Rate	11%

Average Market Capitalization[1]	$3,672 million

Weighted Average P/E Ratio[2,3]	20.9x

Weighted Average P/B Ratio[2]	2.8x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	84.8%

Non-U.S. Investments (% of Net Assets)	10.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 27

MANAGER’S DISCUSSION
Royce Small-Cap Leaders Fund (ROH)

Lauren Romeo, CFA

FUND PERFORMANCE
Royce Small-Cap Leaders Fund gained 3.6% for the year-to-date period ended June 30, 2018, underperforming its small-cap benchmark, the Russell 2000 Index, which was up 7.7% for the same period. It was disappointing that the portfolio’s bottom-up, cyclical bias, which focuses on finding what we think are attractively valued, high-quality small-cap companies, was out of favor in the year’s first half. In this somewhat inhospitable climate, we worked to take advantage of company-specific issues that appeared temporary to us in order to build existing holdings that became even more attractively valued in the first six months of 2018. Increased volatility in the first quarter and worrisome macro headlines throughout the first half hit small-cap companies with above-average international exposure hard—but also created buying opportunities in new and existing names.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s nine equity sectors finished the first half in the black, led by Information Technology and Energy, which rebounded significantly in the second quarter. The leading detractor at the sector level was Industrials, the portfolio’s largest and one of its most significant overweights versus the Russell 2000. Financials also had a negative impact on first-half results.
    At the position level, the largest contributor by a comfortable margin was Norway’s TGS-NOPEC Geophysical, which provides geoscience data to oil and gas companies worldwide. Its revenue and earnings were boosted by improving exploration and production spending, higher oil prices, and the longer-term need for energy companies to replenish reserves, which is driving increased spending on seismic data. We held a good-sized stake at the end of June. Fabrinet offers outsourced manufacturing services for complex, differentiated products, primarily for optical communications equipment. The company posted better-than-expected results despite choppy near-term trends for optical equipment spending. We like its niche in optical products as well as the potential drivers of future growth, including possible share gains with its largest customer and further diversification into non-optical areas, such as lasers, sensors, and medical equipment.
    Artisan Partners Asset Management detracted most as its shares fell in the first quarter in the face of heightened market volatility, despite posting solid results. With much of its assets under management invested in equities, investors seemed to fear that the long-awaited return to positive net flows might be mitigated by ongoing fee pressures on active equity managers. Liking its potential to rebound, we added shares in the first half. We acted in similar fashion with CIRCOR International, which makes an array of valves and related flow control products and services. Solid fiscal first-quarter results, strong orders, and margin improvement potential across its core and newly acquired businesses led to an April recovery for its stock that was undone—and then some—in June due to the secondary offering of CIRCOR shares by Colfax—a recent acquisition—that were received as part of the acquisition price. Its stock also felt the effects of the tariff and trade war talk that led to widespread underperformance for global industrials.
Relative to the Russell 2000, first-half results were impaired most by ineffective stock selection, as well as our overweight, in Industrials, most meaningfully in the machinery group, which includes CIRCOR and Sun Hydraulics. The struggles of Artisan and Federated Investors drove underperformance in Financials, while in Health Care—the top-performing sector for the Russell 2000 in the first half—our substantial underweight hurt most. Helping relative results most was savvy stock selection in Energy, fueled by TGS-NOPEC’s strength. Stock picking was also a strength in Real Estate, where our sole position, Marcus & Millichap, which provides sales, financing, research, and advisory services in the commercial real estate industry, enjoyed a strong first half.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

TGS-NOPEC Geophysical	0.89

Fabrinet	0.74

Movado Group	0.65

Marcus & Millichap	0.52

Inter Parfums	0.46

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Artisan Partners Asset Management Cl. A	-0.62

CIRCOR International	-0.54

Sun Hydraulics	-0.48

Federated Investors Cl. B	-0.46

LCI Industries	-0.30

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We were pleased with our positioning at the end of June. Valuations for many holdings appear to have priced in the negative macro headlines and look to be trading on the questionable assumption that short-term profit pressures will not abate. We see things much differently, as financial reports and our meetings with managements both reveal consistently positive evidence in sales and order trends, along with specific actions being taken to improve margins, e.g., price increases and investments in automation. These businesses performed far better than their stocks did in the first half. If they deliver earnings growth, then we believe a strong case can be made for rotation into these names, especially since they offer both attractive growth prospects and the potential for multiple expansion. Several holdings looked not only well-positioned to us for a sustained improvement on existing growth trends, but many also appeared poised to benefit from a rebound for cyclical sectors, such as Industrials, large swaths of Information Technology, and Financials. Many holdings in these sectors continued to trade at steeper-than-normal discounts to defensives at the end of the first half, despite strong fundamentals and earnings growth outlooks. This gave us encouragement about the portfolio’s prospects going forward.

28 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/30/03)

ROH	3.64	12.87	7.87	7.50	7.99	9.66

Annual Gross Operating Expenses: 1.59% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 6/30/03 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

Minerals Technologies	3.1

Genworth MI Canada	3.1

Artisan Partners Asset Management Cl. A	2.8

Greenbrier Companies (The)	2.8

Pason Systems	2.7

Fabrinet	2.6

RLI Corp.	2.6

CIRCOR International	2.3

Cohu	2.3

Sun Hydraulics	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.1

Information Technology	20.8

Financials	13.3

Consumer Discretionary	8.7

Consumer Staples	5.0

Energy	5.0

Materials	4.4

Health Care	4.3

Real Estate	2.2

Cash and Cash Equivalents	8.2

Calendar Year Total Returns (%)

YEAR	ROH

2017	10.1

2016	25.5

2015	-12.5

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	87	98

From 6/30/03 (Start of Fund’s First Full Quarter)	92	93

Portfolio Diagnostics

Fund Net Assets	$80 million

Number of Holdings	77

Turnover Rate	24%

Average Market Capitalization[1]	$1,757 million

Weighted Average P/E Ratio[2,3]	18.2x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	73.7%

Non-U.S. Investments (% of Net Assets)	18.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 29

MANAGER’S DISCUSSION
Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Small-Cap Value Fund rose 7.1% for the year-to-date period ended June 30, 2018, narrowly trailing its small-cap benchmark, the Russell 2000 Index, which was up 7.7% for the same period. The Fund narrowly outpaced the small-cap index, however, for the one-year period ended June 30, 2018, up 17.7% versus 17.6%.

WHAT WORKED... AND WHAT DIDN’T
Information Technology and Consumer Discretionary were the top-contributing sectors by a wide margin, while Utilities, where we typically have very little exposure, detracted modestly. The portfolio’s two leading industry groups—electronic equipment, instruments & components and specialty retail—came from its two top-contributing sectors. The airlines group detracted most at the industry level, followed by commercial services & supplies—both groups are in the Industrials sector.
    Three of the portfolio’s top five positive contributors came from the electronic instruments & components industry. Two more top-10 holdings from that same group—Vishay Intertechnology, which makes semiconductor and passive component equipment, and Celestica, a contract manufacturer that offers manufacturing, hardware platform, and supply chain solutions—were also strong performers. Another contract manufacturer, Fabrinet specializes mostly in optical components. Its shares tend to be highly volatile, so we always try to trade effectively around its occasionally extreme moves. The company’s recent growth has been strong, spurred by the ongoing adoption of cloud storage solutions, which require optical components. Insight Enterprises and PC Connection are value-add distributors that provide a wide range of IT products and solutions. Global demand has been on the rise, which has kept revenues and earnings for both companies healthy.
    Moving from tech to transportation, the portfolio also saw a strong contribution from Stoneridge, a manufacturer of highly engineered electrical and electronic components, modules, and systems for the commercial vehicle, automotive, and agricultural vehicle markets. New management, which joined the firm a few years ago, has rolled out new products, including MirrorEye, a camera monitor system that replaces the rear- and side-view mirrors on trucks. In May, the company reported increased 2018 guidance for sales and adjusted earnings per share while also reaffirming previous margin estimates. All of this combined to keep its shares rolling.
    Asset management business Federated Investors detracted most at the position level, as outflows from a large equity mutual fund as well increased competition in money market funds helped to keep investors selling. We chose to hold our shares in the expectation that the firm will be able to rebound. We built our position in low-cost carrier Spirit Airlines, one of three holdings in the airline industry that disappointed in the first half. Spirit saw weakness in fares, to which its stock has historically been vulnerable, through much of 2018’s first six months. We like its profitability and long-term prospects and were also encouraged by a recent reversal in the direction of fares. We also chose to hold our position in truck trailer manufacturer Wabash National in the first half. The company reported strong overall demand and greater-than-anticipated new trailer shipments in April, but earnings were short of expectations, which drove its stock price down.
First-half performance versus the benchmark suffered most from sector allocation—stock selection was a strength against the Russell 2000. The portfolio’s much lower weighting in Health Care, the top performer in the Russell 2000, hurt most, while ineffective stock selection in Financials, particularly in the capital markets and insurance industries, also had a negative impact, as did our greater exposure to Industrials, largely due to our overweight in airlines, where, in addition to Spirit, Allegiant Travel and Hawaiian Holdings also disappointed. Stock selection strength could be seen in a number of sectors, with the largest positive impact coming from holdings in Consumer Discretionary, with notable outperformance in the auto components industry. Holdings in Consumer Staples and Real Estate also contributed positively to relative results in the first half, with our lower weighting in the latter sector also helping.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Fabrinet	0.75

Stoneridge	0.73

Insight Enterprises	0.63

PC Connection	0.62

Village Super Market Cl. A	0.52

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Federated Investors Cl. B	-0.77

Spirit Airlines	-0.40

Wabash National	-0.29

Electro Scientific Industries	-0.26

Kimball International Cl. B	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
As interest rates continue to rise—and rise more consistently—valuations become more and more important. Most looked high to us at the end of June, especially with current and imminent challenges, some of which investors may be overlooking. In addition to a flattened yield curve and trade war noise, we have a more challenging climate for earnings growth now that the tax cuts have been reflected and a lack of quality in earnings can be discerned in many cases throughout the small-cap market. The approaching mid-term elections could generate a great deal of noise—and market volatility—all on their own. So while in general we see more that is worth selling than buying, we have also seen pockets of value within technology in semiconductor and capital equipment makers, distributors, and contract manufacturers, as well as in banks. Moreover, with the expectation of increased volatility, we see a reasonable environment for our contrarian value approach taking shape.

30 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVV	7.11	17.71	6.14	7.30	5.61	10.20	9.74

Annual Gross Operating Expenses: 1.51% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 6/14/01 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

PC Connection	2.5

Kulicke & Soffa Industries	2.5

Insight Enterprises	2.5

Genworth MI Canada	2.4

Spirit Airlines	2.3

Vishay Intertechnology	2.2

Celestica	2.2

Fabrinet	2.0

Village Super Market Cl. A	2.0

Hawaiian Holdings	2.0

Portfolio Sector Breakdown
% of Net Assets

Information Technology	25.7

Industrials	22.2

Financials	21.7

Consumer Discretionary	13.4

Energy	2.3

Consumer Staples	2.0

Real Estate	1.5

Health Care	1.4

Utilities	0.5

Cash and Cash Equivalents	9.3

Calendar Year Total Returns (%)

YEAR	RVV

2017	5.3

2016	21.1

2015	-11.5

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

2003	54.3

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	79	103

From 6/30/01 (Start of Fund’s First Full Quarter)	99	91

Portfolio Diagnostics

Fund Net Assets	$238 million

Number of Holdings	79

Turnover Rate	22%

Average Market Capitalization[1]	$1,306 million

Weighted Average P/E Ratio[2,3]	15.1x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	79.1%

Non-U.S. Investments (% of Net Assets)	11.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 31

MANAGER’S DISCUSSION

Royce Small/Mid-Cap Premier Fund (RHF)

Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Small/Mid-Cap Premier Fund fell 3.1% for the year-to-date period ended June 30, 2018, underperforming its small- and mid-cap benchmark, the Russell 2500 Index, which was up 5.5% for the same period.

WHAT WORKED... AND WHAT DIDN’T
Four of the Fund’s nine equity sectors finished the first half in the red, with Consumer Discretionary having by far the biggest negative impact on performance. In this sector, the recreational vehicle industry coped with fears—which then proceeded to materialize—of an inventory correction. This was the primary cause of first-half decline for the stocks of both Thor Industries—the U.S.’s largest RV manufacturer—and Camping World Holdings—its largest retailer. With RV sales growing at a healthy clip for eight consecutive years and unit shipments topping a record of more than 500,000 in 2017, retailers ordered aggressively heading into 2018. Concurrently, producers began to add capacity before the longer-than-usual winter delayed the beginning of this year’s RV sales season. As a result, excess retail inventory needed to be worked off, and orders were cut back. While this inventory rebalancing has slowed near-term results, the age of retail inventory being cleared is relatively young. And while demand has slowed, it is still growing off peak levels thanks to favorable RV-buyer demographic trends and generally solid consumer discretionary spending. We held shares in both companies at the end of June.
    Manpower Group is a Milwaukee-based temporary staffing business. Earnings remained positive in 2018’s first half, its prospects in a still-tightening global labor market appeared strong, and recent acquisitions expanded its global footprint. Its shares fell mostly on a change in a tax subsidy rate in France for companies that provide temporary labor and loftier expectations for growth than even strong earnings earlier in the year could match. We remained confident enough in its core global business to keep it among the portfolio’s top-12 holdings at the end of June. LKQ Corporation, which distributes automotive replacement parts, saw its shares tumble in April when the company reduced its full year guidance. Thinking that its long-term ability to execute remains strong, we held a large position.
    As for companies that did well, Copart is the largest online auto salvage auction provider in the U.S. The company saw higher volumes and revenue per car as market conditions remained robust in the first half. Copart’s continuous improvement of its virtual bidding platform is expanding the pool of potential buyers, auction participants, and bids per car. A shift within its non-insurance auto auction business toward dealers and financial institutions has been lifting both average selling prices and gross margins higher. Finally, the company has been supplementing its expanding European footprint with the acquisition of a salvage operation in Finland, augmenting its buyer base in Russia and the Baltic States. Kirby Corporation has the largest inland and coastal tank barge fleet in the U.S. and also draws revenue from servicing and distributing industrial engines, transmissions, parts, and oil field services equipment. The tank barge markets seem to be recovering well, thanks to retirements of older barges, limited new builds, and solid utilization rates. Kirby has also benefited from two recent acquisitions over the last 18 months that are allowing it to drive industry consolidation. In addition, higher land drilling activity resulting from rising oil prices has been stoking demand for new and remanufactured hydraulic fracturing units. It was the portfolio’s fifth-largest position at the end of June.
Relative to the Russell 2500, first-half results were impaired most by ineffective stock selection in the Consumer Discretionary sector, particularly in the distributors and specialty retail groups. Both our position in DENTSPLY SIRONA, a dental equipment and consumables manufacturer, and our significantly lower sector exposure were headwinds in Health Care, which was the best performer among the 11 sectors in the Russell 2500, while results in Financials were hurt most by our position in asset management business Affiliated Managers Group. Conversely, we derived smaller relative benefits from our underweight in Utilities and from a combination of having no exposure to lagging REITs and effective stock selection in the Real Estate sector’s real estate management & development group.

Top Contributors to Performance
Year-to-Date Through 6/30/18 (%)[1]

Copart	0.97

Kirby Corporation	0.51

UGI Corporation	0.36

CarMax	0.27

Cabot Microelectronics	0.25

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/18 (%)[2]

Thor Industries	-0.88

Camping World Holdings Cl. A	-0.80

ManpowerGroup	-0.77

LKQ Corporation	-0.77

Affiliated Managers Group	-0.60

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our outlook is guarded. While we have not made any significant alterations to positioning or sector weights, our cash position is higher than typical. This is the consequence of seeing a dearth of high-quality opportunities trading for what we believe are fair prices. We see additional risk in the run-off effects of tax cuts and deregulation that will begin to challenge earnings growth over the next two quarters. The rate of change in global growth has also diminished, with global PMIs (the Purchasing Managers’ Index, an indicator of economic health for manufacturing and service sectors) slowing, while the effects of tariffs are just now registering—and are only likely to intensify. All of this raises the degree of difficulty for equities to maintain their recent performance pace. We also believe, however, that the portfolio holds companies that are well prepared to execute effectively in a more challenging period.

32 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX

Performance and Expenses Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/95)

RHF	-3.14	11.09	8.54	8.04	8.84	9.83	10.64	12.28

Annual Operating Expenses: 1.32%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 20 Years Through 6/30/18
On a monthly rolling basis, the Fund outperformed the Russell 2500 in 56% of all 10-year periods; 66% of all 5-year periods; and 48% of all 1-Year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	68/121	56%	8.7	7.9

5-year	119/181	66%	10.0	9.7

1-year	111/229	48%	13.4	11.5

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/27/95 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

Minerals Technologies	3.0

Westlake Chemical	2.8

LKQ Corporation	2.8

Alleghany Corporation	2.8

Kirby Corporation	2.6

Valmont Industries	2.6

Carlisle Companies	2.4

Lincoln Electric Holdings	2.3

Reliance Steel & Aluminum	2.3

UGI Corporation	2.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.5

Consumer Discretionary	18.8

Materials	13.0

Financials	8.2

Information Technology	6.3

Health Care	4.4

Real Estate	2.8

Utilities	2.2

Consumer Staples	1.1

Cash and Cash Equivalents	14.7

Calendar Year Total Returns (%)

YEAR	RHF

2017	21.2

2016	17.8

2015	-6.5

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

2003	38.1

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	93	103

From 12/31/95 (Start of Fund’s First Full Quarter)	107	97

Portfolio Diagnostics

Fund Net Assets	$191 million

Number of Holdings	70

Turnover Rate	33%

Average Market Capitalization[1]	$5,293 million

Weighted Average P/E Ratio[2,3]	17.9x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	82.2%

Non-U.S. Investments (% of Net Assets)	3.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2500). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 33

MANAGER’S DISCUSSION

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE
As was the case in 2017, Royce Smaller-Companies Growth Fund benefited from a hospitable climate for its ‘GARP’ (growth-at-a-reasonable price) strategy in the first half of 2018, as small-cap growth stocks once again outperformed their value counterparts. The Fund advanced 10.4% for the year-to-date period ended June 30, 2018, ahead of its benchmark, the Russell 2000 Index, which was up 7.7% for the same period. Improved market breadth in the second quarter helped the Fund to solidify its first-half advantage over the small-cap index, as six of its nine equity sectors exceeded quarterly returns for those sectors in the Russell 2000.

WHAT WORKED... AND WHAT DIDN’T
Given the recent strength of growth stocks, the ongoing advantages for Information Technology and Health Care holdings in the portfolio came as no surprise. These two sectors dominated first-half results, with respectable gains also coming from Industrials and Consumer Discretionary. Materials and Telecommunication Services were the only two sectors that detracted, and only the first had a meaningful negative impact. Two groups led at the industry level by wide margins, paralleling sector results. Positive contributions in the Internet software & services group came from a number of holdings, including top-10 position LivePerson, which develops products and applications for online messaging, marketing, and analytics. Health care equipment & supplies was also home to several holdings that made notable contributions, including ABIOMED, which is quickly gaining market share with Impella, a minimally invasive heart pump that reroutes blood through a catheter then back into the patient’s heart. We took some gains as its shares climbed.
    Elsewhere in Health Care, we had success with companies involved in gene therapy. REGENXBIO has 25 therapeutic programs in its pipeline that treat retinal, metabolic, and neurodegenerative diseases, with 12 of these at the clinical trial stage. As its stock rose well past our initial targets, we reduced our stake. uniQure is developing new disease modifying therapies for patients with serious genetic diseases and also offers ongoing clinical programs in hemophilia B and a pre-clinical proof-of-concept treatment for Huntington’s disease. We took some gains in the first half as its shares moved up. Both of these companies began as small portfolio positions given the higher-risk, higher-reward nature of biotech companies. We remain very interested in the potential of gene therapy and the prospects for the companies that specialize in it, even as many valuations for this group looked stretched to us at the end of June. Given the radical effect it is having on the drug discovery front, we believe gene therapy looks likely to remain a critical area of innovation and growth in the years ahead, and we will be investigating opportunities carefully. Outside of Health Care, and coming from the electrical equipment group in Industrials, Enphase Energy is an energy technology company and the world’s leading supplier of solar microinverters, a key solar panel component. The company’s shares rose on news of increasing sales volumes and management’s optimism about future margin growth.
    As for holdings that disappointed, vTv Therapeutics saw a late stage treatment for Alzheimer’s disease stall, which led many investors, including us, to sell their shares. We felt more confident in the long-term prospects for top-20 holding Cobalt 27 Capital, a leading electric metals investment vehicle that gives investors access to those integral to the electric vehicle and battery energy storage markets. Based in Toronto, the company’s stock tends to track closely with cobalt commodity prices. We anticipate that as electric vehicles gain more popularity, its shares should see a benefit.
Relative to the Russell 2000, the Fund drew performance advantages from superior stock selection, as well as our overweights, in three sectors—Information Technology, where the Internet software & services group again stood out, Industrials, thanks to strong results in several groups, and Health Care, where health care equipment & supplies did best versus the small-cap index. The only significant detractor was Materials, where our position in Cobalt 27 Capital did most to dampen relative results. Much more modest detractions came from our underweight in Energy and ineffective stock selection in Financials.

Top Contributors to Performance
Year-to-Date Through 6/30/18 (%)[1]

REGENXBIO	0.88

Enphase Energy	0.78

ABIOMED	0.71

uniQure	0.69

Unisys Corporation	0.65

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/18 (%)[2]

vTv Therapeutics Cl. A	-0.61

Cobalt 27 Capital	-0.58

Universal Display	-0.48

Axsome Therapeutics	-0.46

Orocobre	-0.41

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to see potential in discrete special situations where the potential for high growth looks promising and valuations still appear reasonable. Otherwise, valuations appear high to us through much of the small-cap market, particularly the fastest growing companies. So while the last few years of strong returns have been welcome, we are increasingly concerned that the small-cap market has not seen any significant readjustment of valuations since early 2016. That long an absence is historically atypical, which is causing us to proceed with caution. So far in 2018, we have reduced weightings in holdings where the valuations looked most vulnerable to correction and have sold or trimmed other positions that exceeded our price targets. However, we are guardedly optimistic about the strength of the U.S. economy and suspect that many fast-growing companies will remain well-positioned to keep accelerating along with improved GDP growth.

34 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVP	10.38	16.87	8.63	11.34	8.00	11.05	11.73

Annual Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 6/14/01 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

Enterprise Financial Services	2.0

TriState Capital Holdings	2.0

Atlas Air Worldwide Holdings	1.9

QAD Cl. A	1.7

Paylocity Holding Corporation	1.7

Unisys Corporation	1.7

USA Technologies	1.6

Materialise ADR	1.5

LivePerson	1.5

Iteris	1.5

Portfolio Sector Breakdown
% of Net Assets

Information Technology	31.2

Health Care	17.7

Financials	13.6

Industrials	12.5

Consumer Discretionary	8.2

Materials	5.6

Real Estate	2.0

Consumer Staples	1.7

Energy	1.8

Cash and Cash Equivalents	5.7

Calendar Year Total Returns (%)

YEAR	RVP

2017	17.8

2016	9.4

2015	-1.8

2014	3.9

2013	32.5

2012	15.3

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

2003	79.9

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	93	108

From 6/30/01 (Start of Fund’s First Full Quarter)	113	100

Portfolio Diagnostics

Fund Net Assets	$367 million

Number of Holdings	131

Turnover Rate	27%

Average Market Capitalization[1]	$1,377 million

Weighted Average P/B Ratio[2]	3.1x

3-5 Year EPS Growth (est.)[3]	20.8%

Active Share[4]	94%

U.S. Investments (% of Net Assets)	82.5%

Non-U.S. Investments (% of Net Assets)	11.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]
The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 35

MANAGERS’ DISCUSSION
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
For the year-to-date period ended June 30, 2018, Royce Special Equity Fund was down 0.3%, lagging its small-cap benchmark, the Russell 2000 Index, which was up 7.7% for the same period. This was a disappointing period, in which small-cap growth again outperformed small-cap value, while defensive sectors outpaced their cyclical counterparts. And in spite of higher volatility in the first quarter and a wild finish to the second, overall volatility (as measured by the percentage of trading days in which the Russell 2000 moved 1% or more) was substantially lower during the first half of 2018 than its historical average. Altogether, it was not an environment conducive to Special Equity’s classic value approach. We were, however, encouraged by the portfolio’s improved performance in May and June, which hopefully portended a more lasting shift to value stocks.

WHAT WORKED... AND WHAT DIDN’T
Consumer Staples was the Fund’s top-contributing sector by a significant margin in the first half of the year while Consumer Discretionary made an even larger negative impact. The latter sector was home to six of the portfolio’s 10 largest detractors and four of its top five. The biggest negative impact came from retailer The Children’s Place, which was the Fund’s second-largest holding at the end of June. Elsewhere in the sector, we added shares of diversified media company Meredith Corporation and replacement tire manufacturer Cooper Tire & Rubber, while trimming our stake in recreational vehicle maker Winnebago Industries. Outside of Consumer Discretionary, we also held a sizable stake in Hubbell, which makes electrical and electronic products.
    The Consumer Staples sector was buoyed by an impressive rebound for supermarket operator Weis Markets and nut specialist John B. Sanfilippo & Son, while in the Industrials sector a strong showing in June lifted the shares of National Presto Industries, which manufactures everything from defense products to housewares and small appliances. Two holdings in Consumer Discretionary rounded out the top five positive contributors—for-profit education business Capella Education and children’s book publisher Scholastic Corporation. Each was a top-10 position at June 30th.
Relative to the Russell 2000 in the first half, the Fund was substantially disadvantaged by poor stock picks in Consumer Discretionary, where The Children’s Place hurt most, and Information Technology, where 2017’s top contributor, automatic test equipment maker Teradyne, pulled back. Our lack of exposure to Health Care, the top-performing sector in the Russell 2000, also detracted meaningfully. Superior stock selection helped year-to-date relative results in Consumer Staples and Real Estate, while a lack of exposure to Financials was also a positive factor.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Weis Markets	1.18

National Presto Industries	1.05

Capella Education	0.91

John B. Sanfilippo & Son	0.68

Scholastic Corporation	0.62

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Children’s Place	-1.14

Hubbell Cl. B	-1.07

Meredith Corporation	-0.99

Cooper Tire & Rubber	-0.98

Winnebago Industries	-0.83

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We liked the way the portfolio was positioned at the end of June. It remains highly concentrated with 37 holdings and more than half of its assets invested in two cyclical sectors, Consumer Discretionary and Industrials. The stronger dollar and growing concerns about economies outside the U.S. should continue to favor small-caps. This, we believe, will be a particularly favorable environment for our low-debt, cash-rich holdings as weaker companies that benefited from quantitative easing begin to struggle with quantitative tightening (QT). Indeed, QT has broader unknown consequences. After nearly 10 years of propping up assets, the Fed is changing direction—and no one knows for sure what the ramifications will be. However, it is reasonable to assume that those companies that were helped in the past 10 years will at least see smaller benefits, while those neglected or harmed look likely to recover. Among those most likely to be adversely affected are growth stocks in general. Small-cap growth has outperformed small-cap value for most of the last decade, 2016 being among the most recent, quite welcome, exceptions. Moreover, despite the improved performance of value names in the second quarter, the valuation spread between growth and value remained historically wide at the end of the first half. Until recently, most of the post-2008 era of anemic economic growth favored growth stocks. But growth is no longer scarce in the U.S., so investors need not pay up for it.
Absent a major policy error by the White House or the Fed, we expect U.S. economic growth to continue, though perhaps at a slower pace, with a developing advantage for less expensive value stocks over more expensive growth issues. Much of what is coming out of Washington—in both words and actions—has caused us all to feel badly despite things being good. Too much strong rhetoric has raised anxiety and stoked volatility, creating a tug-of-war between solid fundamentals and policy uncertainty. Our old standby is that rate of return is a function of entry level—which in general are not too appealing for equities these days. Along with the uncertainty surrounding us, this makes a risk vs. reward approach seem sensible, which leads us to favor investments that have a good historical record during drawdowns. We remain proud of the Fund’s long-term history of low volatility and better risk-adjusted returns than the Russell 2000.

36 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)

RSE	-0.32	7.92	7.79	7.71	9.67	9.13	9.33	9.20

Annual Operating Expenses: 1.17%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 6/30/18
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 69% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	121/121	100%	0.55	0.35

5-year	125/181	69%	0.69	0.49

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 5/1/98 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

UniFirst Corporation	5.6

Children’s Place	5.4

Scholastic Corporation	5.1

AVX Corporation	4.9

Standard Motor Products	4.9

Meredith Corporation	4.2

John B. Sanfilippo & Son	4.0

Hooker Furniture	3.8

Capella Education	3.8

Hubbell Cl. B	3.7

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	37.3

Industrials	21.5

Information Technology	16.1

Consumer Staples	8.0

Real Estate	3.0

Materials	0.9

Energy	0.6

Cash and Cash Equivalents	12.6

Calendar Year Total Returns (%)

YEAR	RSE

2017	7.9

2016	32.2

2015	-12.4

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

2003	27.6

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	79	69

From 6/30/98 (Start of Fund’s First Full Quarter)	73	50

Portfolio Diagnostics

Fund Net Assets	$1,399 million

Number of Holdings	37

Turnover Rate	5%

Average Market Capitalization[1]	$1,439 million

Weighted Average P/E Ratio[2,3]	22.5x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	99%

U.S. Investments (% of Net Assets)	85.9%

Non-U.S. Investments (% of Net Assets)	1.5%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 37

MANAGERS’ DISCUSSION
Royce Special Equity Multi-Cap Fund (RSM)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
For the year-to-date period ended June 30, 2018, Royce Special Equity Multi-Cap Fund was down 5.7%, lagging its large-cap benchmark, the Russell 1000 Index, which was up 2.9% for the same period. This was a disappointing period, in which growth again outperformed value, while defensive sectors outpaced their cyclical counterparts. And in spite of higher volatility in the first quarter and a wild finish to the second, overall volatility was substantially lower during the first half than its historical average. Altogether, it was not an environment conducive to Special Equity Multi-Cap’s classic value approach. However, we cannot, and will not, invest in securities where valuations do not matter.

WHAT WORKED... AND WHAT DIDN’T
For the year-to-date period ended June 30, 2018, Information Technology was the Fund’s top-contributing sector by a significant margin. However, Industrials and Consumer Discretionary made much larger negative impacts. Industrials was home to each of the Fund’s top-five detractors, and seven of its top 10. The largest negative impact came from industrial products and equipment maker Illinois Tool Works, the portfolio’s largest position at the end of June—and one of its top contributors in 2017. Parker Hannifin, which manufactures motion control products, was another strong 2017 contributor and top-10 position that endured a difficult first half, as did temporary staffing and services specialist ManpowerGroup and tools specialist Stanley Black & Decker.
    Consumer technology giant Apple —the world’s biggest company by market capitalization—was the portfolio’s top contributor in the first half and its second-largest position at June 30th. Cisco Systems, which manufactures networking and other IT and communications products, gave the tech sector another positive contribution from a top-10 holding, while two Consumer Discretionary holdings also contributed— major home improvement retailer Lowe’s Companies and V.F. Corporation, which operates a slate of popular retail brands including The North Face, Vans, Timberland, and JanSport.
Relative to the Russell 1000 in the first half, the Fund was substantially disadvantaged by poor stock picks—as well as our significant overweight—in Industrials. Ineffective stock selection also hurt in Consumer Discretionary, as did our underweight in Information Technology, most meaningfully in the software, IT services, and Internet software & services industries. Conversely, the portfolio’s very low exposure to the lagging Financials sector was an advantage, as was stock selection in Materials, though to a lower degree.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Apple	0.75

Cisco Systems	0.68

V.F. Corporation	0.27

Lowe’s Companies	0.20

Brown & Brown	0.13

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Illinois Tool Works	-1.54

Parker Hannifin	-1.15

ManpowerGroup	-0.84

Stanley Black & Decker	-0.63

Cummins	-0.63

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We like the way the portfolio was positioned at the end of June. It remained very highly concentrated, with just 20 positions and more than half of its assets invested in two cyclical sectors, Industrials and Consumer Discretionary. The stronger dollar and growing concerns about economies outside the U.S. should help our low-debt, cash-rich holdings as weaker companies that benefited from quantitative easing begin to struggle with quantitative tightening (QT). Indeed, QT has broader unknown consequences. After nearly 10 years of propping up assets, the Fed is changing direction—and no one knows for sure what the ramifications will be. However, it is reasonable to assume that those companies that were helped in the past 10 years will at least see smaller benefits, while those neglected or harmed look likely to recover. Among those most likely to be adversely affected are growth stocks in general. Growth has outperformed value now for a record 134 months—or 11 years, a stretch not seen since the 1930s. Moreover, despite the improved performance of value names in the second quarter, the valuation spread between growth and value remained wide at the end of the first half.
Absent a major policy error by the White House or the Fed, we expect U.S. economic growth to continue, though perhaps at a slower pace, with a developing advantage for less expensive value stocks over more expensive growth issues. Much of what is coming out of Washington—in both words and actions—has caused us all to feel badly despite things being good. Too much strong rhetoric has raised anxiety and stoked volatility, creating a tug-of-war between solid fundamentals and policy uncertainty. The wide valuation spread between value and growth is not surprising. Until recently, the preference for growth over value has characterized most of the post-2008 era of anemic economic growth. However, growth is no longer scarce in the U.S., so investors need not pay up for it. Our old standby is that rate of return is a function of entry level—which in general do not look too appealing for equities these days. Along with the uncertainty surrounding us, this makes a risk vs. reward approach seem sensible, which leads us to favor investments that have a good historical record during drawdowns.

38 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RSM	-5.67	2.76	3.34	6.20	8.97

Annual Gross Operating Expenses: 1.39% Annual Net Operating Expenses: 1.24%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

Illinois Tool Works	8.5

Apple	8.0

Genuine Parts	7.4

Lowe’s Companies	6.7

Cisco Systems	6.6

Parker Hannifin	4.7

Kimberly-Clark	4.7

Carlisle Companies	4.6

Procter & Gamble	4.6

General Dynamics	3.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	35.2

Consumer Discretionary	21.2

Information Technology	14.7

Consumer Staples	9.3

Materials	3.0

Financials	1.8

Cash and Cash Equivalents	14.8

Calendar Year Total Returns (%)

YEAR	RSM

2017	15.4

2016	13.7

2015	-13.6

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Portfolio Diagnostics

Fund Net Assets	$67 million

Number of Holdings	20

Turnover Rate	2%

Average Market Capitalization[1]	$48,861 million

Weighted Average P/E Ratio[2,3]	21.1x

Weighted Average P/B Ratio[2]	4.8x

Active Share[4]	92%

U.S. Investments (% of Net Assets)	85.2%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

The Royce Funds 2018 Semiannual Report to Shareholders | 39

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Like 2017, the first half of 2018 was a period of lower-than-average volatility in which small-cap growth stocks beat small-cap value, and small-cap companies that pay no dividends outpaced those that do. Non-dividend payers were up 11.8% for the year-to-date period ended June 30, 2018, finishing well ahead of small-cap dividend payers in the Russell 2000, which rose only 3.8% over the same period. Additionally, the Fund’s preference for more economically cyclical dividend-paying stocks, as opposed to those more sensitive to interest rates, worked doubly against it in the more bullish second quarter, when the former group lagged while the latter rallied. Finally, Health Care and Information Technology—the two best-performing sectors in the Russell 2000 during the first half—have been persistent portfolio underweights owing to their relative lack of dividend payers. Needless to say, this made for a less than ideal environment for our risk-conscious dividend value approach. Royce Total Return Fund advanced 0.6% for the year-to-date period ended June 30, 2018, significantly trailing its small-cap benchmark, the Russell 2000 Index, which gained 7.7% for the same period.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 11 equity sectors finished the first half in the black. Energy, where our exposure was low and slightly underweighted, led by a considerable margin, followed by Health Care, another very low weighting. The collective impact of the five detracting sectors was modest, but unfortunately included the Fund’s two largest—Financials and Industrials.
    At the industry level, the energy equipment & services (Energy) and specialty retail (Consumer Discretionary) groups led. The first was lifted by the rebound for oil prices. The largest positive contributor in this industry–and in the portfolio overall—was Norway’s TGS-NOPEC Geophysical, which provides geoscience data to oil and gas companies worldwide. Its revenue and earnings were boosted by improving exploration and production spending, higher oil prices, and the longer-term need for energy companies to replenish reserves, which is driving increased spending on seismic data. Specialty retail has been a fairly consistent trouble spot in the market over the previous three-plus years as retailers have struggled with near constantly contracting margins in the face of online competition and related changes in shopping patterns. This began to shift for a select number of businesses in the second quarter when sales began to recover. We took some gains in footwear retailers Shoe Carnival and DSW as well as in casual clothing business American Eagle Outfitters.
    Manpower Group is a Milwaukee-based temporary staffing business. Earnings remained positive in 2018’s first half, its prospects in a still-tightening global labor market appear strong, and recent acquisitions expanded its global footprint. Its shares fell mostly on a change in tax subsidy rate in France for companies that provide temporary labor and loftier expectations for growth than even strong earnings earlier in the year could meet. We remained confident enough in its core global business to keep it among the portfolio’s top-10 holdings at the end of June. Thor Industries is a leading manufacturer of RVs (recreational vehicles) and has emerged as an innovative industry leader over the last several years. The firm announced record fiscal second-quarter sales in March, but also reported higher raw material and commodity costs. Along with concerns that its industry may have hit a sales peak, this was enough to drive investors away. We trimmed our stake but were holding shares at the end of June.
Relative to the Russell 2000, the Financials sector detracted most in the first half of 2018. Ineffective stock selection in that sector’s insurance and capital markets groups was the major source of underperformance, though our overweight also hurt. Our lower exposure made Health Care the portfolio’s second-largest relative detractor, as it was small-cap’s top-performer, while our underweight and poor stock selection created a relative disadvantage in Information Technology. Conversely, Energy’s positive effect was driven by superior stock selection in energy equipment & services holdings, while Real Estate benefited from the portfolio’s underweight as the sector underperformed in the first half.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

TGS-NOPEC Geophysical	0.33

McGrath RentCorp	0.21

HEICO Corporation	0.19

MKS Instruments	0.17

Shoe Carnival	0.17

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

ManpowerGroup	-0.51

Thor Industries	-0.36

Federated Investors Cl. B	-0.32

Hubbell Cl. B	-0.26

Clarkson	-0.25

[2] Net of dividends
CURRENT POSITIONING AND OUTLOOK
The market’s behavior is curious to us. On the one hand, we hear optimism and solid progress from the management teams we meet with, see solid earnings reports, and observe consistently strong macroeconomic data. On the other hand, small-cap market leadership has stubbornly remained with defensive and yield-oriented stocks, while cyclicals have lagged. Despite new highs for the Russell 2000, we are therefore far from ebullient. We are continuing to reduce the portfolio’s exposure to companies with higher valuations and expectations while modestly raising cash levels. We do anticipate a change in market leadership to more cyclical stocks, but admit that changes in leadership seldom occur without turbulence. If higher volatility reemerges, we aim to be able to take advantage of what may be temporarily lower prices.

40 | The Royce Funds 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	0.59	11.23	9.85	9.75	8.70	9.28	9.01	10.83

Annual Operating Expenses: 1.21%

[1]Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 6/30/18
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 93% of all 10-year periods and 88% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	113/121	93%	0.45	0.35

5-year	159/181	88%	0.66	0.49

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 125 for additional information.

Value of $10,000
Invested on 12/15/93 as of 6/30/18 ($)

Top 10 Positions
% of Net Assets

Quaker Chemical	1.6

Erie Indemnity Cl. A	1.6

E-L Financial	1.2

BOK Financial	1.2

First Citizens BancShares Cl. A	1.1

Alleghany Corporation	1.1

Chase Corporation	1.1

Methode Electronics	1.1

ManpowerGroup	1.1

Franklin Electric	1.1

Portfolio Sector Breakdown
% of Net Assets

Financials	28.4

Industrials	25.5

Materials	10.9

Consumer Discretionary	8.8

Information Technology	6.2

Energy	4.7

Consumer Staples	3.1

Utilities	2.4

Health Care	1.9

Real Estate	1.4

Telecommunication Services	0.7

Corporate Bond	0.2

Cash and Cash Equivalents	5.8

Calendar Year Total Returns (%)

YEAR	RTR

2017	13.7

2016	25.9

2015	-7.2

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

2003	30.0

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	82	83

From 12/31/93 (Start of Fund’s First Full Quarter)	81	56

Portfolio Diagnostics

Fund Net Assets	$2,217 million

Number of Holdings	270

Turnover Rate	11%

Average Market Capitalization[1]	$2,191 million

Weighted Average P/E Ratio[2,3]	18.3x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	80.6%

Non-U.S. Investments (% of Net Assets)	13.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Semiannual Report to Shareholders | 41

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 98.7%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.2%
AUTO COMPONENTS - 2.1%
Gentex Corporation	73,696	$1,696,482
Nokian Renkaat	44,500	1,758,567

		3,455,049

AUTOMOBILES - 0.7%
Thor Industries	12,840	1,250,487

HOTELS, RESTAURANTS & LEISURE - 0.1%
Cheesecake Factory	3,329	183,295

HOUSEHOLD DURABLES - 2.0%
Hunter Douglas	25,000	1,839,285
La-Z-Boy	46,048	1,409,069

		3,248,354

SPECIALTY RETAIL - 3.3%
American Eagle Outfitters	78,031	1,814,221
DSW Cl. A	71,640	1,849,745
Fielmann	6,400	443,203
USS	70,000	1,332,791

		5,439,960

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
HUGO BOSS	12,300	1,116,940
Steven Madden	10,619	563,869

		1,680,809

Total (Cost $9,912,402)		15,257,954

CONSUMER STAPLES – 0.6%
FOOD & STAPLES RETAILING - 0.4%
FamilyMart UNY Holdings	6,000	631,893

FOOD PRODUCTS - 0.2%
Industrias Bachoco ADR	6,100	351,543

Total (Cost $336,214)		983,436

ENERGY – 4.9%
ENERGY EQUIPMENT & SERVICES - 3.6%
Helmerich & Payne	41,954	2,674,987
TGS-NOPEC Geophysical	90,900	3,348,333

		6,023,320

OIL, GAS & CONSUMABLE FUELS - 1.3%
Cimarex Energy	7,700	783,398
Gaztransport Et Technigaz	22,700	1,391,726

		2,175,124

Total (Cost $6,482,056)		8,198,444

FINANCIALS – 28.6%
BANKS - 4.2%
Bank of Georgia Group	49,400	1,228,938
BOK Financial	21,414	2,013,130
City Holding Company	7,789	585,967
First Republic Bank	32,400	3,135,996

		6,964,031

CAPITAL MARKETS - 21.4%
Ashmore Group	459,000	2,259,505
AURELIUS Equity Opportunities	9,000	534,969
B3	275,000	1,451,009
Bolsa Mexicana de Valores	1,234,000	2,077,145
Carlyle Group L.P.	122,300	2,604,990
Coronation Fund Managers	192,000	816,149
Federated Investors Cl. B	56,600	1,319,912
†Georgia Capital [1]	49,400	671,515
Gluskin Sheff + Associates	51,700	645,734
Houlihan Lokey Cl. A	7,200	368,784
Jupiter Fund Management	282,000	1,659,877
KKR & Co. L.P.	165,600	4,115,160
Lazard Cl. A	29,600	1,447,736
Moelis & Company Cl. A	24,020	1,408,773
Northern Trust	23,300	2,397,337
SEI Investments	47,400	2,963,448
Singapore Exchange	70,000	368,367
Sprott	735,700	1,701,235
State Street	23,200	2,159,688
TD Ameritrade Holding Corporation	52,100	2,853,517
Value Partners Group	2,272,200	1,795,610

		35,620,460

DIVERSIFIED FINANCIAL SERVICES - 1.0%
Jefferies Financial Group	74,600	1,696,404

INSURANCE - 1.1%
Reinsurance Group of America	13,805	1,842,691

THRIFTS & MORTGAGE FINANCE - 0.9%
Genworth MI Canada	47,548	1,547,259

Total (Cost $32,725,255)		47,670,845

HEALTH CARE – 3.7%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
DENTSPLY SIRONA	57,500	2,516,775

HEALTH CARE PROVIDERS & SERVICES - 0.2%
Ensign Group (The)	10,051	360,027

HEALTH CARE TECHNOLOGY - 0.3%
CompuGroup Medical	7,300	375,098

PHARMACEUTICALS - 1.7%
Recordati	48,800	1,941,033
Santen Pharmaceutical	52,000	906,941

		2,847,974

Total (Cost $3,776,623)		6,099,874

INDUSTRIALS – 29.3%
AEROSPACE & DEFENSE - 2.1%
HEICO Corporation Cl. A	56,820	3,463,179

AIR FREIGHT & LOGISTICS - 1.9%
Expeditors International of Washington	43,500	3,179,850

AIRLINES - 2.0%
Allegiant Travel	10,900	1,514,555
Hawaiian Holdings	51,720	1,859,334

		3,373,889

BUILDING PRODUCTS - 2.1%
Apogee Enterprises	27,900	1,343,943
Geberit	1,000	430,071
TOTO	37,000	1,717,744

		3,491,758

COMMERCIAL SERVICES & SUPPLIES - 1.1%
Herman Miller	53,276	1,806,056

CONSTRUCTION & ENGINEERING - 1.6%
Comfort Systems USA	4,092	187,414
KBR	132,800	2,379,776

		2,567,190

ELECTRICAL EQUIPMENT - 1.7%
EnerSys	14,950	1,115,868
Hubbell Cl. B	15,900	1,681,266

		2,797,134

MACHINERY - 11.7%
Alamo Group	2,108	190,479

42 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Donaldson Company	67,500	$3,045,600
Federal Signal	7,929	184,666
Graco	63,000	2,848,860
IDEX Corporation	23,800	3,248,224
Lincoln Electric Holdings	13,150	1,154,044
Lindsay Corporation	26,700	2,589,633
Pfeiffer Vacuum Technology	12,000	1,974,516
Spirax-Sarco Engineering	27,400	2,357,708
Wabash National	98,692	1,841,593

		19,435,323

MARINE - 1.1%
Clarkson	60,700	1,842,504

PROFESSIONAL SERVICES - 1.9%
Korn/Ferry International	6,001	371,642
ManpowerGroup	28,300	2,435,498
Robert Half International	5,564	362,216

		3,169,356

ROAD & RAIL - 0.2%
Werner Enterprises	10,250	384,888

TRADING COMPANIES & DISTRIBUTORS - 1.9%
Applied Industrial Technologies	45,600	3,198,840

Total (Cost $29,021,944)		48,709,967

INFORMATION TECHNOLOGY – 7.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.7%
†Benchmark Electronics	50,506	1,472,250
FLIR Systems	91,500	4,755,255
Methode Electronics	35,242	1,420,253
Vishay Intertechnology	78,955	1,831,756

		9,479,514

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
MKS Instruments	17,922	1,715,135

SOFTWARE - 0.4%
SimCorp	7,000	567,246

Total (Cost $7,694,934)		11,761,895

MATERIALS – 13.9%
CHEMICALS - 2.1%
Quaker Chemical	20,500	3,174,835
Victrex	10,000	384,575

		3,559,410

CONTAINERS & PACKAGING - 2.3%
AptarGroup	36,900	3,445,722
Greif Cl. A	7,800	412,542

		3,858,264

METALS & MINING - 9.5%
Carpenter Technology	55,800	2,933,406
Compass Minerals International	35,100	2,307,825
Franco-Nevada Corporation	33,000	2,409,660
Reliance Steel & Aluminum	44,200	3,869,268
Royal Gold	19,300	1,791,812
Worthington Industries	58,500	2,455,245

		15,767,216

Total (Cost $14,367,791)		23,184,890

REAL ESTATE – 0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Relo Group	23,000	607,433

Total (Cost $107,244)		607,433

UTILITIES – 1.0%
WATER UTILITIES - 1.0%
Aqua America	49,800	1,751,964

Total (Cost $1,192,551)		1,751,964

TOTAL COMMON STOCKS

(Cost $105,617,014)		164,226,702

REPURCHASE AGREEMENT– 1.4%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$2,288,067 (collateralized by obligations of various U.S. Government Agencies, 1.125%
due 9/30/21, valued at $2,336,376)

(Cost $2,288,000)		2,288,000

TOTAL INVESTMENTS – 100.1%

(Cost $107,905,014)		166,514,702

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(106,950)

NET ASSETS – 100.0%		$166,407,752

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Global Financial Services Fund
Common Stocks – 93.9%

	SHARES	VALUE

BANKS - 19.4%
Bank of Princeton [1]	5,000	$166,250
†Bank of the Ozarks	5,900	265,736
BankUnited	4,100	167,485
BLOM Bank Cl. B GDR	8,000	84,000
BOK Financial	11,600	1,090,516
Bryn Mawr Bank	10,000	463,000
†Canadian Western Bank	14,000	368,996
Capital City Bank Group	26,822	633,804
Chemung Financial	14,512	727,196
County Bancorp	15,895	437,112
First Citizens BancShares Cl. A	3,290	1,326,857
First Republic Bank	8,000	774,320
Investors Bancorp	25,300	323,587
Live Oak Bancshares	22,500	689,625
Popular	32,300	1,460,283
State Bank Financial	12,500	417,500
†TriState Capital Holdings [1]	11,600	302,760
Umpqua Holdings	17,400	393,066
Webster Financial	14,600	930,020

Total (Cost $7,870,521)		11,022,113

CAPITAL MARKETS - 45.4%
Ares Management L.P.	32,900	681,030
Ashmore Group	216,000	1,063,297
Associated Capital Group Cl. A	14,084	534,488
B3	61,000	321,860
Bolsa Mexicana de Valores	174,000	292,888
Canaccord Genuity Group	133,000	734,477
Carlyle Group L.P.	41,700	888,210
Cboe Global Markets	2,226	231,660
Charles Schwab (The) Corporation	8,400	429,240
Coronation Fund Managers	61,200	260,147
CRISIL	14,000	365,351
Dundee Corporation Cl. A [1]	90,000	108,166
Edelweiss Financial Services	155,000	671,670
Edmond de Rothschild (Suisse)	30	518,025
Egyptian Financial Group-Hermes
Holding Company [1]	246,390	317,869
Financial Engines	14,100	633,090
Gluskin Sheff + Associates	63,400	791,867
GMP Capital	108,000	235,774
Great Elm Capital Group [1]	115,545	415,962
Hamilton Lane Cl. A	11,500	551,655
Hellenic Exchanges - Athens Stock Exchange	50,000	271,513
Intermediate Capital Group	39,111	568,817
INTL FCStone [1]	15,100	780,821
IOOF Holdings	55,000	365,918
JSE	51,000	602,705
Jupiter Fund Management	106,900	629,223
KKR & Co. L.P.	23,900	593,915
Lazard Cl. A	3,700	180,967
MarketAxess Holdings	4,600	910,156
MVC Capital	47,100	447,450
Northern Trust	6,600	679,074
NZX	580,000	443,902
Partners Group Holding	670	492,199
Rothschild & Co	27,700	936,476
SEI Investments	15,900	994,068
Silvercrest Asset Management Group Cl. A	41,600	678,080
Singapore Exchange	114,300	601,491
Sprott	500,000	1,156,201
TD Ameritrade Holding Corporation	10,880	595,898
Tokai Tokyo Financial Holdings	9,400	60,111
U.S. Global Investors Cl. A	183,900	296,079
UOB-Kay Hian Holdings	129,000	120,242
Value Partners Group	772,000	610,074
Virtu Financial Cl. A	47,400	1,258,470
VZ Holding	3,350	1,055,438
Warsaw Stock Exchange	19,000	185,655
Westaim Corporation [1]	105,000	257,179

Total (Cost $20,267,088)		25,818,848

CONSUMER FINANCE - 0.5%
Currency Exchange International [1]	13,000	298,634

Total (Cost $268,728)		298,634

DIVERSIFIED FINANCIAL SERVICES - 0.6%
ECN Capital	75,000	201,384
SHUAA Capital [1]	580,000	162,640

Total (Cost $539,926)		364,024

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
Colony Capital Cl. A	31,500	196,560

Total (Cost $383,890)		196,560

HEALTH CARE PROVIDERS & SERVICES - 0.0%
Novation Companies [1,2]	223,459	6,704

Total (Cost $101,010)		6,704

HOTELS, RESTAURANTS & LEISURE - 0.6%
Thomas Cook (India)	94,000	364,805

Total (Cost $270,518)		364,805

INSURANCE - 6.6%
E-L Financial	2,625	1,637,298
First American Financial	3,900	201,708
Jardine Lloyd Thompson Group	11,900	201,024
MBIA [1]	95,300	861,512
National Western Life Group Cl. A	2,750	844,965

Total (Cost $3,365,019)		3,746,507

INTERNET SOFTWARE & SERVICES - 1.2%
†Benefitfocus [1]	10,600	356,160
Envestnet [1]	6,000	329,700

Total (Cost $542,198)		685,860

INVESTMENT COMPANIES - 0.9%
RIT Capital Partners	19,000	517,804

Total (Cost $373,495)		517,804

IT SERVICES - 1.7%
Cass Information Systems	4,180	287,668
GBST Holdings	105,000	164,735
PayPal Holdings [1]	6,400	532,928

Total (Cost $765,866)		985,331

MARINE - 1.4%
Clarkson	26,000	789,211

Total (Cost $928,924)		789,211

44 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

METALS & MINING - 2.1%
Franco-Nevada Corporation	16,500	$1,204,830

Total (Cost $900,426)		1,204,830

PROFESSIONAL SERVICES - 1.7%
IHS Markit [1]	14,000	722,260
People Corporation [1]	35,000	216,712

Total (Cost $463,344)		938,972

REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.0%
Altus Group	32,000	713,437
FirstService Corporation	14,000	1,064,560
FRP Holdings [1]	18,100	1,171,975
Midland Holdings	800,000	216,172
Midland IC&I [1]	400,000	16,570
RMR Group Cl. A	10,000	784,500

Total (Cost $2,608,621)		3,967,214

SOFTWARE - 1.2%
Bottomline Technologies [1]	13,600	677,688

Total (Cost $408,696)		677,688

THRIFTS & MORTGAGE FINANCE - 1.9%
BofI Holding [1]	25,700	1,051,387

Total (Cost $466,954)		1,051,387

TRADING COMPANIES & DISTRIBUTORS - 1.4%
Air Lease Cl. A	19,500	818,415

Total (Cost $854,965)		818,415

TOTAL COMMON STOCKS

(Cost $41,380,189)		53,454,907

REPURCHASE AGREEMENT– 6.2%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$3,525,103 (collateralized by obligations of various U.S. Government Agencies, 1.125%
due 9/30/21, valued at $3,597,732)

(Cost $3,525,000)		3,525,000

TOTAL INVESTMENTS – 100.1%

(Cost $44,905,189)		56,979,907

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(49,532)

NET ASSETS – 100.0%		$56,930,375

Royce International Discovery Fund
Common Stocks – 96.1%

	SHARES	VALUE

AUSTRALIA – 3.4%
†Ausdrill	72,500	$98,455
†Bingo Industries	44,800	88,853
HT&E	46,800	86,932

Total (Cost $274,169)		274,240

BRAZIL – 3.9%
Construtora Tenda [1]	13,200	81,024
International Meal Company Alimentacao	62,600	128,083
T4F Entretenimento	25,200	51,366
†Tegma Gestao Logistica	11,900	47,314

Total (Cost $360,008)		307,787

CANADA – 5.9%
†Calfrac Well Services [1]	17,200	73,005
†Canadian Western Bank	5,200	137,056
Major Drilling Group International [1]	5,500	29,034
†Parex Resources [1]	6,700	126,493
Solium Capital [1]	4,500	39,398
Western Forest Products	31,300	63,807

Total (Cost $454,746)		468,793

CHINA – 4.8%
†China Communications Services	104,400	66,135
†China Lesso Group Holdings	87,500	55,541
†China Medical System Holdings	34,100	68,151
†Hua Hong Semiconductor	23,200	79,693
†Xiabuxiabu Catering Management
(China) Holdings	51,500	113,167

Total (Cost $341,695)		382,687

DENMARK – 4.8%
†DFDS	3,100	197,955
†Nilfisk Holding [1]	3,800	185,534

Total (Cost $364,077)		383,489

EGYPT – 1.6%
†Egyptian Financial Group-Hermes
Holding Company [1]	96,700	124,753

Total (Cost $120,329)		124,753

GERMANY – 1.2%
VIB Vermoegen	3,800	97,184

Total (Cost $88,929)		97,184

GREECE – 1.0%
†Star Bulk Carriers [1]	6,300	81,018

Total (Cost $83,175)		81,018

HONG KONG – 4.4%
†China Resources Cement Holdings	35,600	36,074
CSI Properties	1,188,900	69,707
HKBN	58,700	90,381
†Texhong Textile Group	40,600	61,271
Value Partners Group	120,600	95,304

Total (Cost $319,829)		352,737

INDIA – 2.9%
†Dewan Housing Finance	10,300	95,611
†Edelweiss Financial Services	12,500	54,167
†Time Technoplast	47,300	80,634

Total (Cost $248,255)		230,412

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce International Discovery Fund (continued)

	SHARES	VALUE

IRELAND – 2.7%
†Datalex [1]	22,800	$70,292
Irish Residential Properties REIT	91,700	147,781

Total (Cost $222,123)		218,073

ISRAEL – 1.2%
Nova Measuring Instruments [1]	3,500	95,375

Total (Cost $81,551)		95,375

ITALY – 1.7%
†Cerved Group	7,900	84,876
Openjobmetis [1]	4,800	53,924

Total (Cost $150,262)		138,800

JAPAN – 20.0%
†Ain Holdings	1,500	110,690
†Amano Corporation	3,900	92,221
eGuarantee	3,500	63,731
†Financial Products Group	6,000	77,442
†H.I.S.	2,600	78,436
†Horiba	1,400	97,999
Information Services International-Dentsu	1,900	57,232
†Kyowa Exeo	6,500	170,785
NS Solutions	5,100	128,657
Open House	2,100	124,428
Outsourcing	9,800	181,988
TATERU	3,800	62,776
Tokai Corporation	4,500	97,019
Yumeshin Holdings	8,400	88,086
†Zenkoku Hosho	3,600	163,555

Total (Cost $1,454,884)		1,595,045

MALAYSIA – 2.1%
AEON Credit Service	22,250	79,317
Kossan Rubber Industries	42,000	87,753

Total (Cost $140,780)		167,070

MEXICO – 1.6%
†Corp Inmobiliaria Vesta	14,569	19,073
†Industrias Bachoco	13,600	65,185
†Megacable Holdings (Units)	11,100	45,735

Total (Cost $142,727)		129,993

NETHERLANDS – 2.8%
AMG Advanced Metallurgical Group	1,600	90,061
†DP Eurasia [1]	64,200	134,209

Total (Cost $199,227)		224,270

PHILIPPINES – 1.5%
†International Container Terminal Services	81,000	117,324

Total (Cost $144,851)		117,324

PORTUGAL – 2.6%
†Sonae SGPS	170,500	205,083

Total (Cost $227,825)		205,083

SINGAPORE – 0.6%
CSE Global	138,200	43,615

Total (Cost $46,878)		43,615

SOUTH KOREA – 5.5%
†Com2uS	800	120,592
Eugene Technology	5,600	79,139
Interojo	2,244	69,766
Modetour Network	2,700	65,895
†S-1 Corporation	1,200	104,226

Total (Cost $452,845)		439,618

SPAIN – 1.9%
Atento	22,000	150,700

Total (Cost $192,951)		150,700

SWEDEN – 2.3%
Dustin Group	13,300	119,832
Knowit	3,300	63,519

Total (Cost $137,650)		183,351

TAIWAN – 4.1%
†Chailease Holding Company	20,000	65,599
†Gourmet Master	13,468	130,313
Sinmag Equipment	16,700	83,532
TCI	3,000	46,345

Total (Cost $324,818)		325,789

TURKEY – 1.2%
†Soda Sanayii	70,400	95,014

Total (Cost $82,586)		95,014

UNITED KINGDOM – 10.4%
†Biffa	54,700	179,754
Conviviality [1,3]	35,800	0
dotdigital group	78,000	77,205
Hilton Food Group	11,900	156,108
†Restore	24,300	165,481
RPC Group	15,200	150,091
†Subsea 7	6,200	99,231

Total (Cost $924,387)		827,870

TOTAL COMMON STOCKS

(Cost $7,581,557)		7,660,090

REPURCHASE AGREEMENT– 3.7%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value $297,009 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 9/30/21, valued at $305,783)

(Cost $297,000)		297,000

TOTAL INVESTMENTS – 99.8%

(Cost $7,878,557)		7,957,090

CASH AND OTHER ASSETS LESS LIABILITIES – 0.2%		15,667

NET ASSETS – 100.0%		$7,972,757

46 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce International Premier Fund
Common Stocks – 95.8%

	SHARES	VALUE

AUSTRALIA – 11.4%
ALS	650,000	$3,626,985
Bravura Solutions	1,935,000	4,596,710
Cochlear	25,000	3,703,395
Hansen Technologies	1,800,000	4,196,084
IPH	1,635,000	5,384,419
†Technology One	1,620,000	5,095,244

Total (Cost $24,998,656)		26,602,837

AUSTRIA – 2.0%
Mayr-Melnhof Karton	35,000	4,724,919

Total (Cost $4,597,418)		4,724,919

BRAZIL – 4.6%
OdontoPrev	1,575,000	5,311,295
TOTVS	760,000	5,333,677

Total (Cost $12,148,790)		10,644,972

CANADA – 5.8%
†Altus Group	190,000	4,236,033
†Computer Modelling Group	665,000	5,108,964
Morneau Shepell	203,000	4,196,965

Total (Cost $13,249,240)		13,541,962

CHINA – 2.2%
TravelSky Technology	1,800,000	5,242,429

Total (Cost $4,466,633)		5,242,429

FRANCE – 5.4%
Neurones	169,000	4,736,597
†Sartorius Stedim Biotech	35,000	3,658,133
Thermador Groupe	62,500	4,189,483

Total (Cost $11,600,498)		12,584,213

GERMANY – 3.7%
Amadeus Fire	43,184	4,664,800
Carl Zeiss Meditec	57,500	3,924,830

Total (Cost $7,244,409)		8,589,630

INDIA – 3.6%
†AIA Engineering	200,000	4,378,603
SH Kelkar & Company	1,190,500	3,909,546

Total (Cost $9,607,323)		8,288,149

ITALY – 1.6%
DiaSorin	32,500	3,708,057

Total (Cost $2,063,593)		3,708,057

JAPAN – 17.1%
Ai Holdings	80,000	1,735,628
As One	75,000	5,209,321
EPS Holdings	185,000	3,970,194
†Medikit	38,300	2,068,681
Meitec Corporation	133,000	6,390,823
†NSD	185,000	4,217,496
Relo Group	192,000	5,070,749
†TKC Corporation	115,000	4,289,843
USS	364,000	6,930,515

Total (Cost $37,447,139)		39,883,250

NETHERLANDS – 2.0%
†Intertrust	265,000	4,710,088

Total (Cost $5,443,185)		4,710,088

NEW ZEALAND – 4.1%
Fisher & Paykel Healthcare	470,000	4,739,947
Trade Me Group	1,505,000	4,750,107

Total (Cost $8,528,290)		9,490,054

SINGAPORE – 1.8%
XP Power	92,000	4,286,022

Total (Cost $3,276,390)		4,286,022

SWEDEN – 6.2%
Bravida Holding	600,000	4,766,238
Hexpol	480,000	4,994,669
†Lagercrantz Group	425,000	4,631,144

Total (Cost $13,283,419)		14,392,051

SWITZERLAND – 9.9%
Burkhalter Holding	29,683	2,514,797
†Kardex	25,000	3,468,646
LEM Holding	2,500	3,736,241
Partners Group Holding	9,000	6,611,633
VZ Holding	21,500	6,773,705

Total (Cost $20,771,842)		23,105,022

UNITED KINGDOM – 14.4%
Ashmore Group	900,000	4,430,402
Clarkson	127,600	3,873,204
Consort Medical	250,000	3,932,856
Elementis	1,179,000	3,933,532
Equiniti Group	1,650,000	5,378,643
ITE Group	2,220,000	2,343,877
†ITE Group (Rights) [1]	3,237,500	1,021,173
Spirax-Sarco Engineering	55,000	4,732,625
Victrex	105,000	4,038,041

Total (Cost $34,397,509)		33,684,353

TOTAL COMMON STOCKS

(Cost $213,124,334)		223,478,008

REPURCHASE AGREEMENT– 4.4%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$10,354,302 (collateralized by obligations of various U.S. Government Agencies, 1.125%
due 9/30/21, valued at $10,563,860)

(Cost $10,354,000)		10,354,000

TOTAL INVESTMENTS – 100.2%

(Cost $223,478,334)		233,832,008

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(440,018)

NET ASSETS – 100.0%		$233,391,990

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Low-Priced Stock Fund
Common Stocks – 96.0%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 17.2%
AUTO COMPONENTS - 3.8%
Fox Factory Holding [1]	47,800	$2,225,090
Modine Manufacturing [1]	148,500	2,710,125
Stoneridge [1]	103,300	3,629,962
Unique Fabricating	202,989	1,774,124

		10,339,301

HOTELS, RESTAURANTS & LEISURE - 3.5%
Century Casinos [1]	366,300	3,205,125
†Del Taco Restaurants [1]	214,400	3,040,192
†Lindblad Expeditions Holdings [1]	28,300	374,975
†Red Lion Hotels [1]	245,100	2,855,415

		9,475,707

INTERNET & DIRECT MARKETING RETAIL - 0.9%
Gaia Cl. A [1]	126,000	2,551,500

LEISURE PRODUCTS - 1.9%
MCBC Holdings [1]	81,800	2,368,110
Nautilus [1]	170,013	2,669,204

		5,037,314

MEDIA - 0.7%
ITE Group	1,113,000	1,175,106
†ITE Group (Rights) [1]	1,798,999	567,441

		1,742,547

SPECIALTY RETAIL - 5.4%
Buckle (The)	110,975	2,985,227
Build-A-Bear Workshop [1]	174,100	1,323,160
DSW Cl. A	100,400	2,592,328
†Francesca’s Holdings [1,4]	222,500	1,679,875
Kirkland’s [1]	186,200	2,167,368
Shoe Carnival	118,400	3,842,080

		14,590,038

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Vera Bradley [1]	191,900	2,694,276

Total (Cost $36,086,980)		46,430,683

CONSUMER STAPLES – 2.9%
BEVERAGES - 1.0%
†Primo Water [1]	149,700	2,618,253

FOOD PRODUCTS - 1.9%
†Farmer Bros. [1]	91,500	2,795,325
Landec Corporation [1]	166,900	2,486,810

		5,282,135

Total (Cost $7,281,431)		7,900,388

ENERGY – 9.3%
ENERGY EQUIPMENT & SERVICES - 7.8%
Computer Modelling Group	259,000	1,989,807
Gulf Island Fabrication	154,700	1,392,300
Mammoth Energy Services [1,4]	49,800	1,691,208
†Natural Gas Services Group [1]	165,800	3,912,880
Newpark Resources [1]	231,700	2,513,945
Pason Systems	70,250	1,149,949
Profire Energy [1]	648,900	2,193,282
TGS-NOPEC Geophysical	52,000	1,915,438
Total Energy Services	260,500	2,302,522
Unit Corporation [1]	77,400	1,978,344

		21,039,675

OIL, GAS & CONSUMABLE FUELS - 1.5%
Ardmore Shipping [1]	285,500	2,341,100
Panhandle Oil and Gas Cl. A	87,300	1,667,430

		4,008,530

Total (Cost $18,969,579)		25,048,205

FINANCIALS – 11.6%
BANKS - 4.9%
†Allegiance Bancshares [1]	45,200	1,959,420
Blue Hills Bancorp	125,200	2,779,440
Brookline Bancorp	122,400	2,276,640
HarborOne Bancorp [1,4]	124,300	2,354,242
†Investar Holding	41,800	1,155,770
†TriState Capital Holdings [1]	101,200	2,641,320

		13,166,832

CAPITAL MARKETS - 4.7%
†B. Riley Financial	93,300	2,103,915
Hamilton Lane Cl. A	40,888	1,961,397
Silvercrest Asset Management Group Cl. A	164,300	2,678,090
Sprott	971,000	2,245,343
†Westwood Holdings Group	63,800	3,798,652

		12,787,397

DIVERSIFIED FINANCIAL SERVICES - 0.3%
GTY Technology Holdings (Units) [1]	80,000	834,400

THRIFTS & MORTGAGE FINANCE - 1.7%
†PCSB Financial	117,500	2,334,725
Western New England Bancorp	202,800	2,230,800

		4,565,525

Total (Cost $27,100,050)		31,354,154

HEALTH CARE – 10.4%
BIOTECHNOLOGY - 2.4%
Heron Therapeutics [1]	65,000	2,525,250
Progenics Pharmaceuticals [1]	250,774	2,016,223
Zealand Pharma [1,4]	151,300	1,992,053

		6,533,526

HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
AtriCure [1]	127,400	3,446,170
CryoLife [1]	120,300	3,350,355
†OrthoPediatrics Corporation [1,4]	63,800	1,699,632
Surmodics [1]	44,500	2,456,400

		10,952,557

LIFE SCIENCES TOOLS & SERVICES - 1.7%
Harvard Bioscience [1]	488,300	2,612,405
Quanterix Corporation [1,4]	131,700	1,891,212

		4,503,617

PHARMACEUTICALS - 2.2%
Axsome Therapeutics [1]	332,400	1,063,680
BioDelivery Sciences International [1,4]	670,200	1,977,090
†Corium International [1,4]	218,300	1,748,583
Paratek Pharmaceuticals [1]	127,000	1,295,400

		6,084,753

Total (Cost $21,083,760)		28,074,453

INDUSTRIALS – 17.7%
AEROSPACE & DEFENSE - 1.6%
CPI Aerostructures [1]	246,766	2,591,043
Kratos Defense & Security Solutions [1]	150,300	1,729,953

		4,320,996

BUILDING PRODUCTS - 0.8%
NCI Building Systems [1]	98,600	2,070,600

48 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Atento	270,900	$1,855,665
Heritage-Crystal Clean [1]	68,000	1,366,800

		3,222,465

CONSTRUCTION & ENGINEERING - 2.8%
Ameresco Cl. A [1]	269,500	3,234,000
IES Holdings [1]	79,800	1,336,650
Northwest Pipe [1]	156,000	3,021,720

		7,592,370

ELECTRICAL EQUIPMENT - 0.3%
Power Solutions International [1,2]	99,900	924,075

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	45,300	1,741,785

MACHINERY - 6.2%
ASV Holdings [1]	273,590	1,584,086
FreightCar America [1]	98,300	1,650,457
†Graham Corporation	126,900	3,275,289
Kornit Digital [1,4]	184,700	3,287,660
†Lydall [1]	66,200	2,889,630
Porvair	364,400	2,346,875
Wabash National	84,000	1,567,440

		16,601,437

MARINE - 0.7%
Clarkson	60,931	1,849,516

PROFESSIONAL SERVICES - 3.5%
†GP Strategies [1]	145,900	2,567,840
Heidrick & Struggles International	48,240	1,688,400
Kforce	71,274	2,444,698
Resources Connection	158,900	2,685,410

		9,386,348

Total (Cost $38,785,220)		47,709,592

INFORMATION TECHNOLOGY – 21.2%
COMMUNICATIONS EQUIPMENT - 0.6%
Harmonic [1]	360,000	1,530,000

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.4%
CUI Global [1]	379,100	1,125,927
Electro Scientific Industries [1]	183,500	2,893,795
†Fabrinet [1]	57,100	2,106,419
LightPath Technologies Cl. A [1]	715,000	1,644,500
Novanta [1]	30,100	1,875,230
PC Connection	69,100	2,294,120
Vishay Precision Group [1]	72,000	2,746,800

		14,686,791

INTERNET SOFTWARE & SERVICES - 3.0%
Amber Road [1]	312,700	2,942,507
Carbonite [1]	82,200	2,868,780
QuinStreet [1]	172,842	2,195,093

		8,006,380

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.5%
Aehr Test Systems [1,4]	446,800	1,049,980
Brooks Automation	79,182	2,582,917
Cirrus Logic [1]	31,600	1,211,228
FormFactor [1]	271,500	3,610,950
Inphi Corporation [1]	68,400	2,230,524
†Nova Measuring Instruments [1]	92,100	2,509,725
Photronics [1]	279,600	2,229,810
Rudolph Technologies [1]	68,700	2,033,520
Ultra Clean Holdings [1]	169,800	2,818,680

		20,277,334

SOFTWARE - 3.6%
Agilysys [1]	89,900	1,393,450
†Attunity [1]	263,237	3,056,182
†QAD Cl. A	55,000	2,758,250
Rubicon Project [1]	368,500	1,050,225
SeaChange International [1]	451,275	1,543,360

		9,801,467

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
Super Micro Computer [1]	105,700	2,499,805
†USA Technologies [1]	25,000	350,000

		2,849,805

Total (Cost $43,820,631)		57,151,777

MATERIALS – 4.9%
CHEMICALS - 1.0%
Trecora Resources [1]	188,900	2,805,165

METALS & MINING - 3.9%
Ferroglobe (Warranty Insurance Trust) [1,3]	205,763	0
†Haynes International	77,500	2,847,350
Major Drilling Group International [1]	449,100	2,370,786
Orocobre [1]	310,500	1,187,991
Pretium Resources [1]	155,700	1,145,263
Schnitzer Steel Industries Cl. A	52,100	1,755,770
Superior Gold [1]	1,350,000	1,252,805

		10,559,965

Total (Cost $11,754,531)		13,365,130

TELECOMMUNICATION SERVICES – 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ORBCOMM [1]	200,900	2,029,090

Total (Cost $1,367,675)		2,029,090

TOTAL COMMON STOCKS

(Cost $206,249,857)		259,063,472

REPURCHASE AGREEMENT– 4.7%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$12,739,372 (collateralized by obligations of various U.S. Government Agencies, 1.375%
due 10/07/21, valued at $12,995,593)

(Cost $12,739,000)		12,739,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.7400%)

(Cost $7,857,308)		7,857,308

TOTAL INVESTMENTS – 103.6%

(Cost $226,846,165)		279,659,780

LIABILITIES LESS CASH AND OTHER ASSETS – (3.6)%		(9,600,750)

NET ASSETS – 100.0%		$270,059,030

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce Micro-Cap Fund
Common Stocks – 96.2%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.3%
AUTO COMPONENTS - 3.4%
Fox Factory Holding [1]	34,800	$1,619,940
Standard Motor Products	31,000	1,498,540
Stoneridge [1]	61,800	2,171,652
Unique Fabricating	157,200	1,373,928

		6,664,060

HOTELS, RESTAURANTS & LEISURE - 1.9%
Del Taco Restaurants [1]	122,500	1,737,050
†Lindblad Expeditions Holdings [1]	13,810	182,982
Red Lion Hotels [1,4]	163,200	1,901,280

		3,821,312

HOUSEHOLD DURABLES - 1.1%
Cavco Industries [1]	6,410	1,331,037
†Lovesac Company [1]	38,967	808,565

		2,139,602

INTERNET & DIRECT MARKETING RETAIL - 0.6%
Gaia Cl. A [1]	62,000	1,255,500

LEISURE PRODUCTS - 1.7%
MCBC Holdings [1]	59,000	1,708,050
Nautilus [1]	107,800	1,692,460

		3,400,510

SPECIALTY RETAIL - 4.2%
Build-A-Bear Workshop [1]	137,600	1,045,760
Citi Trends	56,424	1,548,274
†Francesca’s Holdings [1,4]	102,200	771,610
Haverty Furniture	69,200	1,494,720
Kirkland’s [1]	103,500	1,204,740
Shoe Carnival	66,411	2,155,037

		8,220,141

TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Culp	31,474	772,687
Vera Bradley [1]	135,000	1,895,400

		2,668,087

Total (Cost $19,553,108)		28,169,212

CONSUMER STAPLES – 2.4%
BEVERAGES - 0.9%
Primo Water [1]	100,500	1,757,745

FOOD PRODUCTS - 1.5%
Farmer Bros. [1]	47,600	1,454,180
John B. Sanfilippo & Son	20,900	1,556,005

		3,010,185

Total (Cost $3,759,988)		4,767,930

ENERGY – 6.3%
ENERGY EQUIPMENT & SERVICES - 4.9%
Basic Energy Services [1]	71,800	797,698
Computer Modelling Group	132,900	1,021,025
Gulf Island Fabrication	96,518	868,662
Independence Contract Drilling [1]	317,586	1,308,454
Natural Gas Services Group [1]	61,287	1,446,373
Newpark Resources [1]	157,900	1,713,215
Profire Energy [1]	434,912	1,470,003
Total Energy Services	124,400	1,099,553

		9,724,983

OIL, GAS & CONSUMABLE FUELS - 1.4%
Ardmore Shipping [1]	204,475	1,676,695
Panhandle Oil and Gas Cl. A	55,800	1,065,780

		2,742,475

Total (Cost $10,959,478)		12,467,458

FINANCIALS – 15.3%
BANKS - 6.5%
Allegiance Bancshares [1]	31,200	1,352,520
†BayCom Corporation [1,4]	8,700	215,325
Blue Hills Bancorp	77,000	1,709,400
Brookline Bancorp	65,700	1,222,020
Caribbean Investment Holdings [1]	1,858,138	429,149
County Bancorp	50,500	1,388,750
HarborOne Bancorp [1]	80,400	1,522,776
†HomeTrust Bancshares [1]	7,500	211,125
†Investar Holding	27,800	768,670
Midway Investments [1,3]	1,858,170	0
Stewardship Financial	94,500	1,100,925
TriState Capital Holdings [1]	56,457	1,473,527
Two River Bancorp	73,100	1,398,403

		12,792,590

CAPITAL MARKETS - 4.4%
B. Riley Financial	57,800	1,303,390
Canaccord Genuity Group	289,100	1,596,521
GAIN Capital Holdings	145,500	1,098,525
Gluskin Sheff + Associates	115,900	1,447,593
Silvercrest Asset Management Group Cl. A	103,100	1,680,530
Westwood Holdings Group	25,672	1,528,511

		8,655,070

DIVERSIFIED FINANCIAL SERVICES - 0.4%
Waterloo Investment Holdings [1,3]	2,760,000	828,000

INSURANCE - 1.0%
Blue Capital Reinsurance Holdings	74,600	824,330
†Health Insurance Innovations Cl. A [1,4]	35,400	1,145,190

		1,969,520

THRIFTS & MORTGAGE FINANCE - 3.0%
Federal Agricultural Mortgage	17,700	1,583,796
PCSB Financial	71,300	1,416,731
Territorial Bancorp	47,400	1,469,400
Western New England Bancorp	140,900	1,549,900

		6,019,827

Total (Cost $23,998,872)		30,265,007

HEALTH CARE – 11.3%
BIOTECHNOLOGY - 2.1%
BioSpecifics Technologies [1]	32,600	1,462,436
Progenics Pharmaceuticals [1]	180,000	1,447,200
Zealand Pharma [1]	92,300	1,215,244

		4,124,880

HEALTH CARE EQUIPMENT & SUPPLIES - 5.5%
AtriCure [1]	83,700	2,264,085
Chembio Diagnostics [1]	127,953	1,420,278
CryoLife [1]	74,855	2,084,712
OrthoPediatrics Corporation [1,4]	41,600	1,108,224
Surmodics [1]	38,222	2,109,854
Tactile Systems Technology [1,4]	34,800	1,809,600

		10,796,753

LIFE SCIENCES TOOLS & SERVICES - 2.0%
Harvard Bioscience [1]	320,979	1,717,238
NeoGenomics [1]	104,200	1,366,062
†Quanterix Corporation [1,4]	68,700	986,532

		4,069,832

PHARMACEUTICALS - 1.7%
BioDelivery Sciences International [1]	415,100	1,224,545
Corium International [1,4]	136,164	1,090,674
Paratek Pharmaceuticals [1]	79,200	807,840

50 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Synergetics USA (Rights) [1,3]	196,684	$0
†Tetraphase Pharmaceuticals [1,4]	75,800	270,606

		3,393,665

Total (Cost $14,495,543)		22,385,130

INDUSTRIALS – 19.3%
AEROSPACE & DEFENSE - 1.5%
Astronics Corporation [1]	30,340	1,091,330
CPI Aerostructures [1]	176,018	1,848,189

		2,939,519

COMMERCIAL SERVICES & SUPPLIES - 1.7%
Acme United	46,100	956,575
Heritage-Crystal Clean [1]	50,674	1,018,547
Viad Corporation	24,800	1,345,400

		3,320,522

CONSTRUCTION & ENGINEERING - 1.2%
†Construction Partners Cl. A [1]	50,000	658,500
Northwest Pipe [1]	87,400	1,692,938

		2,351,438

ELECTRICAL EQUIPMENT - 1.3%
American Superconducter [1,4]	171,100	1,197,700
Encore Wire	30,400	1,442,480

		2,640,180

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries	33,700	1,295,765

MACHINERY - 7.8%
Alimak Group	87,200	1,335,735
Exco Technologies	161,900	1,094,809
FreightCar America [1]	82,009	1,376,931
Global Brass and Copper Holdings	40,900	1,282,215
Graham Corporation	67,388	1,739,284
Greenbrier Companies (The)	22,400	1,181,600
Kadant	16,276	1,564,938
Kornit Digital [1,4]	98,000	1,744,400
Lindsay Corporation	16,600	1,610,034
Lydall [1]	34,700	1,514,655
Sun Hydraulics	21,800	1,050,542

		15,495,143

MARINE - 0.6%
Clarkson	38,300	1,162,568

PROFESSIONAL SERVICES - 3.7%
CRA International	23,083	1,174,694
GP Strategies [1]	74,318	1,307,997
Heidrick & Struggles International	34,700	1,214,500
Kforce	51,658	1,771,869
Resources Connection	104,852	1,771,999

		7,241,059

ROAD & RAIL - 0.8%
Marten Transport	66,355	1,556,025

Total (Cost $25,198,588)		38,002,219

INFORMATION TECHNOLOGY – 19.7%
COMMUNICATIONS EQUIPMENT - 1.0%
Digi International [1]	92,100	1,215,720
EMCORE Corporation [1]	143,700	725,685

		1,941,405

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.5%
Airgain [1,4]	65,700	603,783
CUI Global [1]	321,474	954,778
†Electro Scientific Industries [1]	49,100	774,307
ePlus [1]	15,834	1,489,979
Fabrinet [1]	45,249	1,669,236
Mesa Laboratories	8,900	1,878,612
†nLIGHT [1]	14,700	485,982
Novanta [1]	21,342	1,329,606
PC Connection	56,700	1,882,440
Vishay Precision Group [1]	48,400	1,846,460

		12,915,183

INTERNET SOFTWARE & SERVICES - 1.5%
Amber Road [1]	155,100	1,459,491
QuinStreet [1]	123,404	1,567,231

		3,026,722

IT SERVICES - 1.4%
Cass Information Systems	24,380	1,677,832
Computer Task Group [1]	143,910	1,113,863

		2,791,695

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.4%
Brooks Automation	44,000	1,435,280
Everspin Technologies [1,4]	97,900	873,268
NeoPhotonics Corporation [1]	220,600	1,374,338
†Nova Measuring Instruments [1]	46,600	1,269,850
Photronics [1]	187,700	1,496,907
Rudolph Technologies [1]	43,051	1,274,310
Silicon Motion Technology ADR	28,100	1,486,209
Ultra Clean Holdings [1]	81,700	1,356,220

		10,566,382

SOFTWARE - 3.0%
Agilysys [1]	45,600	706,800
Attunity [1]	188,065	2,183,435
QAD Cl. A	37,000	1,855,550
SeaChange International [1]	320,207	1,095,108

		5,840,893

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
AstroNova	30,200	569,270
Super Micro Computer [1]	54,146	1,280,553

		1,849,823

Total (Cost $28,285,193)		38,932,103

MATERIALS – 4.5%
CHEMICALS - 1.9%
FutureFuel Corporation	62,500	875,625
Quaker Chemical	7,660	1,186,304
Trecora Resources [1]	117,400	1,743,390

		3,805,319

CONSTRUCTION MATERIALS - 0.5%
U.S. Concrete [1]	17,300	908,250

METALS & MINING - 2.1%
Haynes International	41,830	1,536,834
Major Drilling Group International [1]	241,700	1,275,928
Schnitzer Steel Industries Cl. A	38,800	1,307,560

		4,120,322

Total (Cost $7,130,512)		8,833,891

REAL ESTATE – 2.5%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
Community Healthcare Trust	55,300	1,651,811

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
FRP Holdings [1]	23,975	1,552,381

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

REAL ESTATE (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT (continued)
Marcus & Millichap [1]	41,500	$1,618,915

		3,171,296

Total (Cost $2,585,832)		4,823,107

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ORBCOMM [1]	120,700	1,219,070

Total (Cost $731,525)		1,219,070

TOTAL COMMON STOCKS

(Cost $136,698,639)		189,865,127

REPURCHASE AGREEMENT– 4.2%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$8,277,241 (collateralized by obligations of various U.S. Government Agencies, 1.375%-
1.75% due 10/07/21-11/30/21, valued at $8,446,599)

(Cost $8,277,000)		8,277,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.7400%)

(Cost $3,716,832)		3,716,832

TOTAL INVESTMENTS – 102.3%

(Cost $148,692,471)		201,858,959

LIABILITIES LESS CASH AND OTHER ASSETS – (2.3)%		(4,530,358)

NET ASSETS – 100.0%		$197,328,601

Royce Micro-Cap Opportunity Fund
Common Stocks – 95.6%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 7.0%
AUTO COMPONENTS - 0.4%
Shiloh Industries [1]	25,025	$217,717

DIVERSIFIED CONSUMER SERVICES - 0.9%
†Bridgepoint Education [1]	13,000	84,890
†K12 [1]	20,500	335,585

		420,475

HOTELS, RESTAURANTS & LEISURE - 1.1%
Del Taco Restaurants [1]	32,000	453,760
†YogaWorks [1]	34,612	62,302

		516,062

HOUSEHOLD DURABLES - 2.9%
Beazer Homes USA [1]	28,026	413,384
†Libbey	32,500	264,225
New Home [1]	73,053	728,338

		1,405,947

SPECIALTY RETAIL - 0.3%
New York & Company [1]	31,365	160,589

TEXTILES, APPAREL & LUXURY GOODS - 1.4%
†Unifi [1]	11,000	348,700
Vince Holding [1]	18,553	305,939

		654,639

Total (Cost $2,999,151)		3,375,429

CONSUMER STAPLES – 2.7%
BEVERAGES - 0.3%
†Eastside Distilling [1]	16,925	143,862

FOOD PRODUCTS - 2.4%
Farmer Bros. [1]	15,001	458,281
Landec Corporation [1]	30,528	454,867
†SunOpta [1]	27,500	231,000

		1,144,148

Total (Cost $1,161,414)		1,288,010

ENERGY – 8.6%
ENERGY EQUIPMENT & SERVICES - 7.0%
Aspen Aerogels [1]	80,608	394,979
Basic Energy Services [1]	46,857	520,581
Helix Energy Solutions Group [1]	9,083	75,662
†Independence Contract Drilling [1]	75,325	310,339
Mammoth Energy Services [1]	17,471	593,315
Newpark Resources [1]	67,069	727,699
Ranger Energy Services Cl. A [1]	79,589	729,831

		3,352,406

OIL, GAS & CONSUMABLE FUELS - 1.6%
†HighPoint Resources [1]	34,020	206,842
†Navigator Holdings [1]	40,284	509,592
Pengrowth Energy [1,2]	100,000	68,000

		784,434

Total (Cost $4,105,411)		4,136,840

FINANCIALS – 9.6%
BANKS - 2.4%
†First Foundation [1]	11,000	203,940
Old Line Bancshares	20,022	698,968
TriState Capital Holdings [1]	10,541	275,120

		1,178,028

CAPITAL MARKETS - 2.8%
B. Riley Financial	22,028	496,731
Hamilton Lane Cl. A	17,200	825,084

		1,321,815

52 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE - 3.0%
HCI Group	15,233	$633,236
Heritage Insurance Holdings	47,500	791,825

		1,425,061

THRIFTS & MORTGAGE FINANCE - 1.4%
BofI Holding [1]	7,300	298,643
NMI Holdings Cl. A [1]	23,063	375,927

		674,570

Total (Cost $2,944,484)		4,599,474

HEALTH CARE – 14.8%
BIOTECHNOLOGY - 2.9%
CareDx [1]	113,267	1,386,388

HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
Accuray [1]	145,500	596,550
GenMark Diagnostics [1]	68,300	435,754
Invuity [1]	73,080	285,012
SeaSpine Holdings [1]	61,699	778,642

		2,095,958

HEALTH CARE PROVIDERS & SERVICES - 5.7%
BioScrip [1]	200,000	586,000
Civitas Solutions [1]	34,488	565,603
Cross Country Healthcare [1]	46,271	520,549
Fulgent Genetics [1]	72,411	299,781
Surgery Partners [1]	50,682	755,162

		2,727,095

HEALTH CARE TECHNOLOGY - 1.9%
Castlight Health Cl. B [1]	214,409	911,238

Total (Cost $5,905,087)		7,120,679

INDUSTRIALS – 18.1%
AEROSPACE & DEFENSE - 3.6%
Ducommun [1]	29,010	959,941
KEYW Holding Corporation [1]	60,045	524,793
Kratos Defense & Security Solutions [1]	21,511	247,592

		1,732,326

AIR FREIGHT & LOGISTICS - 1.3%
Atlas Air Worldwide Holdings [1]	8,800	630,960

BUILDING PRODUCTS - 0.6%
PGT Innovations [1]	14,570	303,784

CONSTRUCTION & ENGINEERING - 2.1%
Ameresco Cl. A [1]	75,249	902,988
Great Lakes Dredge & Dock [1]	15,738	82,624

		985,612

ELECTRICAL EQUIPMENT - 0.7%
Babcock & Wilcox Enterprises [1]	100,000	238,000
Power Solutions International [1,2]	8,088	74,814

		312,814

MACHINERY - 4.2%
Commercial Vehicle Group [1]	36,000	264,240
FreightCar America [1]	19,928	334,591
Gencor Industries [1]	45,945	742,012
Park-Ohio Holdings	11,609	433,016
Spartan Motors	16,531	249,618

		2,023,477

MARINE - 0.9%
Diana Shipping [1]	92,000	442,520

ROAD & RAIL - 2.4%
Celadon Group [1,2]	155,000	463,450
YRC Worldwide [1]	66,000	663,300

		1,126,750

TRADING COMPANIES & DISTRIBUTORS - 2.3%
†CAI International [1]	21,100	490,364
†General Finance [1]	45,025	610,089

		1,100,453

Total (Cost $6,724,765)		8,658,696

INFORMATION TECHNOLOGY – 25.0%
COMMUNICATIONS EQUIPMENT - 5.9%
Aerohive Networks [1]	119,000	472,430
Comtech Telecommunications	16,076	512,503
Extreme Networks [1]	26,000	206,960
Quantenna Communications [1]	46,500	722,610
Ribbon Communications [1]	125,754	895,368

		2,809,871

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.6%
Electro Scientific Industries [1]	45,500	717,535
KEMET Corporation [1]	38,352	926,201
†LightPath Technologies Cl. A [1]	37,062	85,242

		1,728,978

INTERNET SOFTWARE & SERVICES - 4.7%
Amber Road [1]	58,634	551,746
eGain Corporation [1]	66,139	998,699
Limelight Networks [1]	28,066	125,455
Telaria [1]	139,283	562,703

		2,238,603

IT SERVICES - 0.4%
†Perficient [1]	7,500	197,775

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.2%
Alpha & Omega Semiconductor [1]	55,931	796,457
Amtech Systems [1]	12,000	72,600
AXT [1]	90,023	634,662
FormFactor [1]	29,829	396,726
Ichor Holdings [1]	30,675	650,924
Kopin Corporation [1]	106,955	305,891
†M/A-COM Technology Solutions Holdings [1]	20,000	460,800
NeoPhotonics Corporation [1]	39,700	247,331
Rudolph Technologies [1]	12,003	355,289

		3,920,680

SOFTWARE - 1.5%
A10 Networks [1]	10,097	62,904
Datawatch Corporation [1]	22,487	213,627
†Rubicon Project [1]	33,000	94,050
†SecureWorks Corporation Cl. A [1]	29,168	363,142

		733,723

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Avid Technology [1]	47,277	245,840
Intevac [1]	21,503	104,290

		350,130

Total (Cost $9,082,449)		11,979,760

MATERIALS – 8.2%
CHEMICALS - 2.7%
Intrepid Potash [1]	188,349	772,231
Kraton Corporation [1]	10,879	501,957

		1,274,188

CONSTRUCTION MATERIALS - 1.9%
Forterra [1]	95,000	924,350

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING - 3.6%
Haynes International	14,849	$545,552
†Synalloy Corporation	25,290	504,536
Universal Stainless & Alloy Products [1]	28,080	664,654

		1,714,742

Total (Cost $2,668,088)		3,913,280

REAL ESTATE – 0.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
Armada Hoffler Properties	23,000	342,700

Total (Cost $299,962)		342,700

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Ooma [1]	29,287	414,411

Total (Cost $277,265)		414,411

TOTAL COMMON STOCKS

(Cost $36,168,076)		45,829,279

REPURCHASE AGREEMENT– 4.7%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$2,245,065 (collateralized by obligations of various U.S. Government Agencies, 1.125%
due 9/30/21, valued at $2,293,375)

(Cost $2,245,000)		2,245,000

TOTAL INVESTMENTS – 100.3%

(Cost $38,413,076)		48,074,279

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(153,754)

NET ASSETS – 100.0%		$47,920,525

Royce Opportunity Fund
Common Stocks – 92.7%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.3%
AUTO COMPONENTS - 3.5%
American Axle & Manufacturing Holdings [1]	531,945	$8,277,064
Cooper Tire & Rubber	206,564	5,432,633
Dana	434,835	8,779,319
Modine Manufacturing [1]	427,010	7,792,932
Tower International	318,567	10,130,431
VOXX International Cl. A [1]	858,563	4,636,240

		45,048,619

AUTOMOBILES - 0.2%
Winnebago Industries	69,900	2,837,940

DIVERSIFIED CONSUMER SERVICES - 0.7%
Houghton Mifflin Harcourt [1,4]	646,393	4,944,906
K12 [1]	287,294	4,703,003

		9,647,909

HOTELS, RESTAURANTS & LEISURE - 1.6%
Belmond Cl. A [1]	454,962	5,072,826
Carrols Restaurant Group [1]	366,256	5,438,902
Del Taco Restaurants [1]	287,837	4,081,529
El Pollo Loco Holdings [1,4]	310,088	3,535,003
Jamba [1]	297,191	3,165,084

		21,293,344

HOUSEHOLD DURABLES - 3.1%
Beazer Homes USA [1]	370,401	5,463,415
Dixie Group [1]	652,520	1,500,796
Ethan Allen Interiors	144,743	3,546,203
Hamilton Beach Brands Holding Company Cl. A	18,604	540,446
Libbey	558,668	4,541,971
M.D.C. Holdings	206,808	6,363,482
M/I Homes [1]	174,248	4,614,087
TRI Pointe Group [1,4]	167,006	2,732,218
†Tupperware Brands	168,300	6,940,692
William Lyon Homes Cl. A [1]	152,419	3,536,121

		39,779,431

MEDIA - 0.4%
Entravision Communications Cl. A	256,097	1,280,485
McClatchy Company (The) Cl. A [1]	253,454	2,521,867
New York Times Cl. A	54,701	1,416,756

		5,219,108

MULTILINE RETAIL - 0.2%
Fred’s Cl. A [1]	188,825	430,521
Tuesday Morning [1,4]	526,041	1,604,425

		2,034,946

SPECIALTY RETAIL - 3.2%
American Eagle Outfitters	199,933	4,648,442
Ascena Retail Group [1]	715,587	2,851,614
Barnes & Noble	280,693	1,782,401
bebe stores [2,4]	138,194	912,080
Conn’s [1]	100,770	3,325,410
DSW Cl. A	253,822	6,553,684
†Francesca’s Holdings [1,4]	396,200	2,991,310
Genesco [1]	44,866	1,781,180
Guess?	100,626	2,153,396
MarineMax [1]	145,842	2,763,706
New York & Company [1]	382,323	1,957,494
Sally Beauty Holdings [1]	263,928	4,230,766
Sears Hometown and Outlet Stores [1,4]	255,885	537,359
Stage Stores	809,433	1,950,734
Williams-Sonoma	43,526	2,671,626

		41,111,202

54 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Perry Ellis International [1]	45,155	$1,226,861
Skechers U.S.A. Cl. A [1]	269,443	8,085,985
Unifi [1]	170,119	5,392,772
Vince Holding [1]	169,885	2,801,404

		17,507,022

Total (Cost $173,678,398)		184,479,521

CONSUMER STAPLES – 2.3%
FOOD & STAPLES RETAILING - 1.4%
Natural Grocers by Vitamin Cottage [1]	278,804	3,551,963
SUPERVALU [1]	414,449	8,504,493
United Natural Foods [1]	124,454	5,309,208

		17,365,664

FOOD PRODUCTS - 0.7%
Landec Corporation [1]	443,702	6,611,159
SunOpta [1]	349,727	2,937,707

		9,548,866

PERSONAL PRODUCTS - 0.2%
†Avon Products [1]	1,656,706	2,683,864

Total (Cost $28,300,547)		29,598,394

ENERGY – 7.8%
ENERGY EQUIPMENT & SERVICES - 3.4%
Aspen Aerogels [1]	305,354	1,496,235
Basic Energy Services [1]	485,293	5,391,605
Independence Contract Drilling [1,4]	547,251	2,254,674
†Mammoth Energy Services [1,4]	92,012	3,124,728
Matrix Service [1]	406,387	7,457,201
Newpark Resources [1]	933,799	10,131,719
Patterson-UTI Energy	409,585	7,372,530
Ranger Energy Services Cl. A [1,4]	153,652	1,408,989
U.S. Silica Holdings	212,798	5,466,781

		44,104,462

OIL, GAS & CONSUMABLE FUELS - 4.4%
Ardmore Shipping [1]	604,496	4,956,867
Bonanza Creek Energy [1]	194,399	7,361,890
Dorian LPG [1,4]	689,414	5,267,123
GasLog	191,704	3,661,547
GasLog Partners L.P.	173,104	4,128,531
†HighPoint Resources [1,4]	484,575	2,946,216
Matador Resources [1]	214,921	6,458,376
†Navigator Holdings [1]	74,100	937,365
Pengrowth Energy [1,2]	1,345,777	915,128
Scorpio Tankers	365,140	1,026,043
StealthGas [1]	814,628	3,201,488
†Talos Energy [1]	245,764	7,896,397
†Teekay LNG Partners L.P.	22,300	375,755
Whiting Petroleum [1]	144,068	7,595,265

		56,727,991

Total (Cost $111,911,715)		100,832,453

FINANCIALS – 5.9%
BANKS - 3.1%
Boston Private Financial Holdings	196,766	3,128,579
CenterState Bank	215,466	6,425,196
†First Foundation [1]	90,900	1,685,286
†Franklin Financial Network [1,4]	90,400	3,399,040
Guaranty Bancorp	81,567	2,430,697
Hilltop Holdings	278,099	6,137,645
Independent Bank Group	36,100	2,411,480
†Old Line Bancshares	41,692	1,455,468
†Renasant Corporation	67,300	3,063,496
Southern National Bancorp of Virginia	188,390	3,360,878
State Bank Financial	76,526	2,555,968
Umpqua Holdings	164,382	3,713,389

		39,767,122

CAPITAL MARKETS - 0.4%
B. Riley Financial	197,551	4,454,775

CONSUMER FINANCE - 0.2%
Enova International [1]	79,892	2,920,053

INSURANCE - 1.6%
Aspen Insurance Holdings	153,004	6,227,263
†HCI Group	71,746	2,982,481
Heritage Insurance Holdings	240,507	4,009,252
MBIA [1]	835,400	7,552,016

		20,771,012

INVESTMENT COMPANIES - 0.1%
BlackRock Resources & Commodities
Strategy Trust	166,529	1,547,054

THRIFTS & MORTGAGE FINANCE - 0.5%
MGIC Investment [1]	248,372	2,662,548
Radian Group	231,698	3,758,141

		6,420,689

Total (Cost $59,857,818)		75,880,705

HEALTH CARE – 5.3%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Accuray [1,4]	747,502	3,064,758
AngioDynamics [1]	312,512	6,950,267
Invacare Corporation	623,816	11,602,977
RTI Surgical [1]	379,141	1,744,049

		23,362,051

HEALTH CARE PROVIDERS & SERVICES - 2.0%
Acadia Healthcare Company [1,4]	105,879	4,331,510
Aceto Corporation	176,526	591,362
BioScrip [1]	710,445	2,081,604
Brookdale Senior Living [1]	475,009	4,317,832
Community Health Systems [1]	230,514	765,307
Cross Country Healthcare [1,4]	336,113	3,781,271
Owens & Minor	239,423	4,000,758
Surgery Partners [1,4]	364,772	5,435,103

		25,304,747

HEALTH CARE TECHNOLOGY - 0.7%
Allscripts Healthcare Solutions [1]	654,604	7,855,248
†Castlight Health Cl. B [1]	250,497	1,064,612

		8,919,860

PHARMACEUTICALS - 0.8%
Mallinckrodt [1]	557,296	10,399,143

Total (Cost $69,273,742)		67,985,801

INDUSTRIALS – 24.3%
AEROSPACE & DEFENSE - 4.2%
Aerojet Rocketdyne Holdings [1,4]	324,754	9,576,995
Ducommun [1]	67,532	2,234,634
Engility Holdings [1]	233,750	7,162,100
KEYW Holding Corporation [1]	670,229	5,857,801
KLX [1]	73,313	5,271,205
Kratos Defense & Security Solutions [1]	744,417	8,568,240

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
Triumph Group	295,901	$5,799,660
Wesco Aircraft Holdings [1]	867,018	9,753,952

		54,224,587

AIR FREIGHT & LOGISTICS - 0.6%
Atlas Air Worldwide Holdings [1,4]	109,304	7,837,097

BUILDING PRODUCTS - 2.8%
Apogee Enterprises	154,000	7,418,180
Builders FirstSource [1]	90,395	1,653,325
Griffon Corporation	265,247	4,721,397
Insteel Industries	182,711	6,102,547
NCI Building Systems [1]	305,218	6,409,578
PGT Innovations [1]	216,530	4,514,650
Quanex Building Products	320,958	5,761,196

		36,580,873

COMMERCIAL SERVICES & SUPPLIES - 1.9%
Herman Miller	205,724	6,974,044
Interface	164,896	3,784,363
Steelcase Cl. A	325,401	4,392,913
Team [1]	411,286	9,500,707

		24,652,027

CONSTRUCTION & ENGINEERING - 2.3%
Aegion Corporation [1]	321,685	8,283,389
†Granite Construction	211,082	11,748,824
Great Lakes Dredge & Dock [1]	366,516	1,924,209
Northwest Pipe [1]	426,820	8,267,503

		30,223,925

ELECTRICAL EQUIPMENT - 0.7%
Babcock & Wilcox Enterprises [1,4]	770,481	1,833,745
Encore Wire	69,086	3,278,130
Power Solutions International [1,2]	146,743	1,357,373
Revolution Lighting Technologies [1]	478,961	1,930,213

		8,399,461

MACHINERY - 8.9%
Astec Industries	145,435	8,697,013
Commercial Vehicle Group [1]	803,646	5,898,762
DMC Global	109,156	4,901,104
Federal Signal	235,974	5,495,834
FreightCar America [1]	448,487	7,530,097
Hurco Companies	149,035	6,669,316
Hyster-Yale Materials Handling Cl. A	122,006	7,838,885
Meritor [1]	454,010	9,338,986
Milacron Holdings [1]	381,984	7,230,957
Mueller Industries	310,837	9,172,800
Mueller Water Products Cl. A	889,472	10,424,612
NN	384,922	7,275,026
†REV Group	100,900	1,716,309
Spartan Motors	388,627	5,868,268
TriMas Corporation [1]	306,310	9,005,514
Westport Fuel Systems [1]	2,902,440	7,343,173

		114,406,656

MARINE - 0.5%
Diana Shipping [1]	575,877	2,769,969
Navios Maritime Holdings [1]	540,917	460,807
Scorpio Bulkers	418,883	2,974,069

		6,204,845

ROAD & RAIL - 0.4%
Celadon Group [1,2]	473,931	1,417,054
Hertz Global Holdings [1]	208,065	3,191,717

		4,608,771

TRADING COMPANIES & DISTRIBUTORS - 2.0%
CAI International [1,4]	209,916	4,878,448
Herc Holdings [1]	152,998	8,619,907
Textainer Group Holdings [1]	272,609	4,334,483
Univar [1]	315,452	8,277,461

		26,110,299

Total (Cost $240,952,655)		313,248,541

INFORMATION TECHNOLOGY – 23.6%
COMMUNICATIONS EQUIPMENT - 4.8%
Aerohive Networks [1,4]	615,334	2,442,876
ARRIS International [1,4]	343,161	8,388,571
Aviat Networks [1]	185,981	3,044,509
Ciena Corporation [1]	450,473	11,942,039
Comtech Telecommunications	424,030	13,518,076
EMCORE Corporation [1]	454,025	2,292,826
Extreme Networks [1]	618,751	4,925,258
Finisar Corporation [1]	335,007	6,030,126
Harmonic [1]	705,182	2,997,024
PCTEL	102,791	641,416
Ribbon Communications [1]	624,770	4,448,362
Westell Technologies Cl. A [1]	208,087	593,048

		61,264,131

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.5%
Benchmark Electronics	181,003	5,276,237
CUI Global [1]	512,757	1,522,888
Daktronics	273,510	2,327,570
Echelon Corporation [1]	122,929	1,012,935
Fabrinet [1]	286,664	10,575,035
Frequency Electronics [1]	187,032	1,507,478
Identiv [1]	511,671	1,980,167
II-VI [1]	139,968	6,081,610
KEMET Corporation [1]	598,237	14,447,424
Knowles Corporation [1,4]	549,055	8,400,541
Maxwell Technologies [1]	700,373	3,641,940
Park Electrochemical	161,466	3,744,396
PCM [1]	249,913	3,786,182
Perceptron [1]	354,087	3,735,618
Sanmina Corporation [1]	310,534	9,098,646
SigmaTron International [1]	184,527	1,295,379
TTM Technologies [1]	429,757	7,576,616
Vishay Intertechnology	449,383	10,425,686

		96,436,348

INTERNET SOFTWARE & SERVICES - 1.1%
Amber Road [1]	229,817	2,162,578
Blucora [1]	156,545	5,792,165
Leaf Group [1]	264,272	2,867,351
Limelight Networks [1]	81,496	364,287
Marin Software [1]	67,801	393,246
Telaria [1]	783,684	3,166,084

		14,745,711

IT SERVICES - 1.1%
Computer Task Group [1]	337,689	2,613,713
Perficient [1]	61,037	1,609,546
Unisys Corporation [1]	727,324	9,382,479

		13,605,738

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.7%
Alpha & Omega Semiconductor [1]	441,534	6,287,444
Amtech Systems [1]	432,370	2,615,839
AXT [1]	502,091	3,539,742

56 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Brooks Automation	86,520	$2,822,282
Cohu	110,076	2,697,963
Cree [1]	81,378	3,382,884
CyberOptics Corporation [1]	69,775	1,214,085
Cypress Semiconductor	617,461	9,620,042
FormFactor [1]	354,941	4,720,715
Ichor Holdings [1,4]	146,500	3,108,730
Kopin Corporation [1]	917,420	2,623,821
Kulicke & Soffa Industries	462,660	11,020,561
†M/A-COM Technology Solutions Holdings [1,4]	227,300	5,236,992
MaxLinear [1]	363,871	5,672,749
Nanometrics [1]	72,012	2,549,945
NeoPhotonics Corporation [1]	759,536	4,731,909
Rudolph Technologies [1]	72,451	2,144,550
†Synaptics [1]	138,795	6,991,104
Ultra Clean Holdings [1]	172,327	2,860,628
Veeco Instruments [1,4]	224,087	3,193,240

		87,035,225

SOFTWARE - 0.5%
A10 Networks [1]	419,606	2,614,146
†ImageWare Systems [1,2,4]	114,000	124,260
Rubicon Project [1]	486,366	1,386,143
†SecureWorks Corporation Cl. A [1,4]	169,400	2,109,030

		6,233,579

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.9%
Avid Technology [1]	526,006	2,735,231
Cray [1]	387,344	9,528,662
Intevac [1]	582,327	2,824,286
Stratasys [1,4]	254,226	4,865,886
3D Systems [1]	333,462	4,605,110

		24,559,175

Total (Cost $254,477,707)		303,879,907

MATERIALS – 7.8%
CHEMICALS - 1.0%
Ferro Corporation [1]	339,684	7,082,411
Intrepid Potash [1]	363,100	1,488,710
Kraton Corporation [1]	91,669	4,229,608

		12,800,729

CONSTRUCTION MATERIALS - 0.5%
Forterra [1,4]	659,279	6,414,785

METALS & MINING - 6.0%
AK Steel Holding Corporation [1,4]	1,000,185	4,340,803
Allegheny Technologies [1]	437,639	10,993,492
Carpenter Technology	221,999	11,670,487
Cleveland-Cliffs [1]	503,452	4,244,100
Coeur Mining [1]	499,085	3,793,046
Commercial Metals	402,009	8,486,410
Constellium Cl. A [1]	199,759	2,057,518
Haynes International	252,125	9,263,072
Hecla Mining	627,248	2,182,823
†Major Drilling Group International [1]	141,228	745,539
Noranda Aluminum Holding Corporation [1,2]	488,157	14,645
Synalloy Corporation	319,502	6,374,065
TimkenSteel Corporation [1]	589,566	9,639,404
Universal Stainless & Alloy Products [1,4]	161,025	3,811,462

		77,616,866

PAPER & FOREST PRODUCTS - 0.3%
Louisiana-Pacific Corporation	146,251	3,980,952

Total (Cost $75,697,489)		100,813,332

REAL ESTATE – 0.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Tejon Ranch [1]	161,106	3,914,876

Total (Cost $3,680,725)		3,914,876

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Iridium Communications [1,4]	562,293	9,052,917
Ooma [1]	153,405	2,170,681
Windstream Holdings [1,4]	152,388	803,085

Total (Cost $10,345,255)		12,026,683

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
Pure Cycle [1]	255,358	2,438,669

Total (Cost $1,067,396)		2,438,669

TOTAL COMMON STOCKS

(Cost $1,029,243,447)		1,195,098,882

REPURCHASE AGREEMENT– 7.5%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$96,756,822 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 11/30/21, valued at $98,690,599)

(Cost $96,754,000)		96,754,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.8%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.7400%)

(Cost $22,685,409)		22,685,409

TOTAL INVESTMENTS – 102.0%

(Cost $1,148,682,856)		1,314,538,291

LIABILITIES LESS CASH AND OTHER ASSETS – (2.0)%		(25,194,486)

NET ASSETS – 100.0%		$1,289,343,805

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Pennsylvania Mutual Fund
Common Stocks – 94.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.2%
AUTO COMPONENTS - 1.9%
Dorman Products [1]	94,406	$6,448,874
Fox Factory Holding [1,4]	39,994	1,861,721
Gentex Corporation	250,231	5,760,318
LCI Industries	96,745	8,721,562
Standard Motor Products	111,662	5,397,741
Stoneridge [1]	191,392	6,725,515
STRATTEC SECURITY	114,779	3,506,498
Unique Fabricating	19,752	172,632

		38,594,861

AUTOMOBILES - 0.5%
Thor Industries	36,682	3,572,460
Winnebago Industries	169,674	6,888,764

		10,461,224

DISTRIBUTORS - 0.8%
Core-Mark Holding Company	373,543	8,479,426
Weyco Group	239,110	8,703,604

		17,183,030

HOTELS, RESTAURANTS & LEISURE - 0.3%
Cheesecake Factory	28,977	1,595,474
Lindblad Expeditions Holdings [1]	338,716	4,487,987
†Red Lion Hotels [1,4]	74,000	862,100

		6,945,561

HOUSEHOLD DURABLES - 1.1%
Bassett Furniture Industries	35,641	981,910
Ethan Allen Interiors	263,059	6,444,945
Flexsteel Industries	60,830	2,427,117
La-Z-Boy	167,276	5,118,646
PICO Holdings	334,791	3,900,315
†TopBuild Corporation [1]	35,500	2,781,070

		21,654,003

INTERNET & DIRECT MARKETING RETAIL - 0.3%
Nutrisystem	5,671	218,333
†Shutterfly [1,4]	29,027	2,613,301
†zooplus [1]	12,500	2,335,600

		5,167,234

LEISURE PRODUCTS - 0.2%
MCBC Holdings [1]	123,549	3,576,743
Nautilus [1]	91,707	1,439,800

		5,016,543

MEDIA - 0.6%
E.W. Scripps Company Cl. A	149,362	1,999,957
Liberty Latin America Cl. C [1,4]	88,151	1,708,367
Meredith Corporation	80,600	4,110,600
Saga Communications Cl. A	118,236	4,552,086

		12,371,010

SPECIALTY RETAIL - 2.4%
America’s Car-Mart [1]	258,064	15,974,162
AutoCanada	329,401	4,262,055
Barnes & Noble	77,048	489,255
Caleres	99,664	3,427,445
†Camping World Holdings Cl. A	112,600	2,812,748
DSW Cl. A	256,284	6,617,253
Monro	147,576	8,574,166
Shoe Carnival	213,874	6,940,211

		49,097,295

TEXTILES, APPAREL & LUXURY GOODS - 0.1%
Steven Madden	54,752	2,907,331

Total (Cost $108,431,115)		169,398,092

CONSUMER STAPLES – 1.7%
BEVERAGES - 0.0%
†Primo Water [1]	46,000	804,540

FOOD & STAPLES RETAILING - 0.3%
Village Super Market Cl. A	196,628	5,792,661

FOOD PRODUCTS - 0.8%
Cal-Maine Foods [1]	81,641	3,743,240
Farmer Bros. [1]	43,705	1,335,188
Industrias Bachoco ADR	66,225	3,816,547
John B. Sanfilippo & Son	20,480	1,524,736
Nomad Foods [1]	143,233	2,748,641
Seneca Foods Cl. A [1]	107,461	2,901,447
Seneca Foods Cl. B [1]	6,448	172,806

		16,242,605

PERSONAL PRODUCTS - 0.6%
Inter Parfums	234,941	12,569,343

Total (Cost $20,432,594)		35,409,149

ENERGY – 4.3%
ENERGY EQUIPMENT & SERVICES - 4.2%
†C&J Energy Services [1]	15,400	363,440
Era Group [1]	338,963	4,389,571
Forum Energy Technologies [1,4]	137,814	1,702,003
Helmerich & Payne	60,407	3,851,550
Mammoth Energy Services [1,4]	23,747	806,448
Natural Gas Services Group [1]	39,218	925,545
Newpark Resources [1]	88,696	962,352
Oil States International [1]	38,355	1,231,195
Pason Systems	1,066,268	17,454,142
Patterson-UTI Energy	20,000	360,000
†Profire Energy [1]	190,000	642,200
RPC	292,091	4,255,766
SEACOR Holdings [1]	243,551	13,948,166
SEACOR Marine Holdings [1,4]	493,470	11,394,222
TGS-NOPEC Geophysical	564,920	20,809,027
Unit Corporation [1]	180,694	4,618,539

		87,714,166

OIL, GAS & CONSUMABLE FUELS - 0.1%
San Juan Basin Royalty Trust	185,484	1,073,952

Total (Cost $50,678,281)		88,788,118

FINANCIALS – 14.6%
BANKS - 5.0%
Ames National	29,269	902,949
Bar Harbor Bankshares	47,791	1,447,589
Blue Hills Bancorp	88,936	1,974,379
BOK Financial	144,423	13,577,206
Camden National	98,183	4,487,945
City Holding Company	49,213	3,702,294
CNB Financial	197,408	5,934,084
FCB Financial Holdings Cl. A [1]	51,413	3,023,084
Fidelity Southern	84,176	2,138,912
First Citizens BancShares Cl. A	69,166	27,894,648
Heartland Financial USA	38,302	2,100,865
Landmark Bancorp	22,494	641,079
Live Oak Bancshares	54,389	1,667,023
MidWestOne Financial Group	135,257	4,568,981
National Bankshares	83,263	3,863,403
Northrim BanCorp	88,554	3,502,311
Popular	210,179	9,502,193
†TriState Capital Holdings [1]	40,000	1,044,000

58 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Pennsylvania Mutual Fund (continued)
	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
Unity Bancorp	48,169	$1,095,845
Webster Financial	149,888	9,547,866

		102,616,656

CAPITAL MARKETS - 4.9%
Ares Management L.P.	415,731	8,605,632
Artisan Partners Asset Management Cl. A	219,875	6,629,231
†B. Riley Financial	45,500	1,026,025
Cohen & Steers	46,179	1,926,126
Diamond Hill Investment Group	53,082	10,320,733
Federated Investors Cl. B	254,973	5,945,971
Houlihan Lokey Cl. A	138,069	7,071,894
Lazard Cl. A	88,941	4,350,104
Moelis & Company Cl. A	44,240	2,594,676
Morningstar	80,437	10,316,045
Oaktree Capital Group LLC Cl. A	79,500	3,231,675
Reinet Investments	213,721	3,893,501
Reinet Investments DR [1]	116,469	2,051,739
Rothschild & Co	101,069	3,416,922
SEI Investments	158,300	9,896,916
Sprott	2,397,253	5,543,414
Virtu Financial Cl. A	297,835	7,907,519
Westwood Holdings Group	99,629	5,931,911

		100,660,034

CONSUMER FINANCE - 0.0%
Nelnet Cl. A	17,218	1,005,703

DIVERSIFIED FINANCIAL SERVICES - 0.1%
ECN Capital	48,438	130,062
†FGL Holdings [1,4]	145,900	1,224,101

		1,354,163

INSURANCE - 2.5%
Ambac Financial Group [1]	39,797	789,971
E-L Financial	33,157	20,681,100
James River Group Holdings	127,625	5,014,386
Kingstone Companies	86,697	1,465,179
MBIA [1]	709,528	6,414,133
ProAssurance Corporation	101,878	3,611,575
Reinsurance Group of America	32,829	4,382,015
RLI Corp.	103,520	6,851,989
†Trupanion [1,4]	75,500	2,914,300

		52,124,648

INVESTMENT COMPANIES - 0.1%
†Landcadia Holdings Cl. A [1]	105,000	1,063,650
RIT Capital Partners	11,949	325,644
Social Capital Hedosophia Holdings (Units) [1]	181,910	1,995,553

		3,384,847

THRIFTS & MORTGAGE FINANCE - 2.0%
BofI Holding [1]	330,298	13,512,491
Genworth MI Canada	549,869	17,893,277
†PCSB Financial	24,900	494,763
Southern Missouri Bancorp	19,568	763,543
Timberland Bancorp	94,324	3,522,058
TrustCo Bank Corp. NY	568,056	5,055,699

		41,241,831

Total (Cost $218,629,169)		302,387,882

HEALTH CARE – 9.5%
BIOTECHNOLOGY - 0.3%
Flexion Therapeutics [1]	44,795	1,157,951
Progenics Pharmaceuticals [1]	205,882	1,655,291
Zealand Pharma [1,4]	213,372	2,809,309

		5,622,551

HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
AtriCure [1]	36,445	985,837
Atrion Corporation	8,805	5,277,717
CryoLife [1]	69,794	1,943,763
Haemonetics [1]	12,900	1,156,872
Hill-Rom Holdings	46,945	4,100,176
ICU Medical [1]	39,968	11,736,603
Lantheus Holdings [1]	73,970	1,076,264
†LeMaitre Vascular	52,039	1,742,266
Masimo Corporation [1]	35,721	3,488,156
Merit Medical Systems [1]	375,817	19,241,830
Neogen Corporation [1]	137,681	11,040,639

		61,790,123

HEALTH CARE PROVIDERS & SERVICES - 2.6%
AAC Holdings [1,4]	89,593	839,486
AMN Healthcare Services [1,4]	80,825	4,736,345
Encompass Health	128,591	8,708,182
Ensign Group (The)	109,429	3,919,747
HealthEquity [1]	109,166	8,198,367
National Research	140,164	5,242,134
Tivity Health [1,4]	86,322	3,038,534
U.S. Physical Therapy	197,133	18,924,768

		53,607,563

HEALTH CARE TECHNOLOGY - 0.9%
Medidata Solutions [1]	230,171	18,542,576

LIFE SCIENCES TOOLS & SERVICES - 2.7%
Bio-Rad Laboratories Cl. A [1]	39,556	11,413,488
Bio-Techne	158,963	23,518,576
ICON [1]	115,136	15,258,974
PRA Health Sciences [1,4]	57,836	5,399,569
†Quanterix Corporation [1,4]	46,400	666,304

		56,256,911

PHARMACEUTICALS - 0.0%
Paratek Pharmaceuticals [1]	35,769	364,844

Total (Cost $94,638,643)		196,184,568

INDUSTRIALS – 26.7%
AEROSPACE & DEFENSE - 1.9%
HEICO Corporation	281,629	20,539,185
HEICO Corporation Cl. A	146,064	8,902,586
Teledyne Technologies [1]	48,704	9,695,018

		39,136,789

AIR FREIGHT & LOGISTICS - 0.7%
Forward Air	161,443	9,538,052
Hub Group Cl. A [1]	117,060	5,829,588

		15,367,640

AIRLINES - 0.9%
Allegiant Travel	30,042	4,174,336
Hawaiian Holdings	178,538	6,418,441
Spirit Airlines [1,4]	199,567	7,254,261

		17,847,038

BUILDING PRODUCTS - 0.9%
American Woodmark [1]	29,066	2,660,992
Apogee Enterprises	183,717	8,849,648
Gibraltar Industries [1]	148,073	5,552,738
NCI Building Systems [1]	91,946	1,930,866

		18,994,244

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Acme United	39,998	$829,959
Copart [1]	207,002	11,708,033
Healthcare Services Group	168,732	7,287,535
Heritage-Crystal Clean [1]	213,852	4,298,425
Herman Miller	84,226	2,855,261
Kimball International Cl. B	429,882	6,946,893
Mobile Mini	152,518	7,153,094
Ritchie Bros. Auctioneers	40,204	1,371,761
Steelcase Cl. A	129,304	1,745,604
Team [1]	160,013	3,696,300
UniFirst Corporation	11,581	2,048,679
Viad Corporation	11,380	617,365

		50,558,909

CONSTRUCTION & ENGINEERING - 1.6%
Comfort Systems USA	33,763	1,546,345
Jacobs Engineering Group	48,381	3,071,710
KBR	485,243	8,695,555
Valmont Industries	135,371	20,407,178

		33,720,788

ELECTRICAL EQUIPMENT - 1.8%
Encore Wire	157,830	7,489,034
EnerSys	92,386	6,895,691
Preformed Line Products	251,489	22,327,193

		36,711,918

INDUSTRIAL CONGLOMERATES - 1.2%
Raven Industries	638,675	24,557,054

MACHINERY - 9.4%
Alamo Group	11,320	1,022,875
CIRCOR International [1]	402,587	14,879,616
Colfax Corporation [1,4]	66,785	2,046,960
Federal Signal	53,938	1,256,216
Franklin Electric	230,594	10,399,789
Graco	258,477	11,688,330
Graham Corporation	45,566	1,176,059
Greenbrier Companies (The)	127,730	6,737,758
John Bean Technologies	199,716	17,754,752
Kadant	97,645	9,388,567
†Kornit Digital [1,4]	46,000	818,800
Lincoln Electric Holdings	115,070	10,098,543
Lindsay Corporation	101,213	9,816,649
Lydall [1]	61,793	2,697,264
†Meritor [1]	266,636	5,484,703
Miller Industries	218,520	5,583,186
Nordson Corporation	70,462	9,048,025
RBC Bearings [1]	73,732	9,497,419
Sun Hydraulics	664,012	31,998,738
Tennant Company	292,827	23,133,333
Wabash National	534,455	9,972,930

		194,500,512

MARINE - 0.7%
Clarkson	238,297	7,233,329
Eagle Bulk Shipping [1]	235,526	1,281,262
Kirby Corporation [1]	75,929	6,347,664

		14,862,255

PROFESSIONAL SERVICES - 1.6%
Exponent	220,898	10,669,373
GP Strategies [1]	71,393	1,256,517
Heidrick & Struggles International	96,097	3,363,395
Kforce	88,919	3,049,922
Korn/Ferry International	46,290	2,866,740
ManpowerGroup	77,994	6,712,164
Resources Connection	57,491	971,598
Robert Half International	40,845	2,659,009
TrueBlue [1]	60,699	1,635,838

		33,184,556

ROAD & RAIL - 2.0%
Landstar System	182,877	19,970,168
Marten Transport	52,238	1,224,981
Old Dominion Freight Line	8,430	1,255,733
Saia [1]	47,974	3,878,698
Universal Logistics Holdings	504,440	13,241,550
Werner Enterprises	26,631	999,994

		40,571,124

TRADING COMPANIES & DISTRIBUTORS - 1.6%
Air Lease Cl. A	377,223	15,832,049
Applied Industrial Technologies	131,469	9,222,550
MSC Industrial Direct Cl. A	22,092	1,874,506
Richelieu Hardware	251,825	5,250,465

		32,179,570

Total (Cost $292,389,625)		552,192,397

INFORMATION TECHNOLOGY – 18.8%
COMMUNICATIONS EQUIPMENT - 0.3%
ADTRAN	55,547	824,873
Digi International [1]	304,942	4,025,234
NETGEAR [1]	3,850	240,625
NetScout Systems [1,4]	47,940	1,423,818

		6,514,550

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.9%
Badger Meter	338,068	15,111,640
Benchmark Electronics	178,464	5,202,226
Celestica [1]	819,474	9,727,156
Cognex Corporation	161,447	7,202,151
Coherent [1]	18,900	2,956,338
Dolby Laboratories Cl. A	97,381	6,007,434
Electro Scientific Industries [1]	310,068	4,889,772
ePlus [1]	9,258	871,178
Fabrinet [1]	402,881	14,862,280
FARO Technologies [1]	307,266	16,699,907
FLIR Systems	774,962	40,274,775
HollySys Automation Technologies	73,680	1,631,275
Insight Enterprises [1]	161,358	7,895,247
IPG Photonics [1]	43,500	9,597,405
†Kimball Electronics [1]	120,900	2,212,470
LightPath Technologies Cl. A [1]	160,384	368,883
Mesa Laboratories	39,073	8,247,529
Methode Electronics	192,882	7,773,145
MTS Systems	59,116	3,112,457
National Instruments	330,171	13,860,579
†nLIGHT [1]	23,500	776,910
PC Connection	332,465	11,037,838
Richardson Electronics	141,153	1,374,830
Sanmina Corporation [1]	41,640	1,220,052
Vishay Intertechnology	485,111	11,254,575

		204,168,052

INTERNET SOFTWARE & SERVICES - 1.5%
Amber Road [1]	122,775	1,155,313
Benefitfocus [1,4]	100,798	3,386,813

60 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES (continued)
comScore [1,4]	711,613	$15,513,163
Etsy [1]	107,238	4,524,371
j2 Global	73,738	6,386,448

		30,966,108

IT SERVICES - 0.0%
MoneyGram International [1]	33,200	222,108

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
Advanced Energy Industries [1]	293,692	17,060,568
Brooks Automation	392,438	12,801,328
Cabot Microelectronics	113,651	12,224,302
Cirrus Logic [1]	186,828	7,161,117
Cohu	334,356	8,195,066
Diodes [1]	200,519	6,911,890
Entegris	119,080	4,036,812
FormFactor [1]	137,648	1,830,718
Kulicke & Soffa Industries	363,735	8,664,168
MKS Instruments	148,240	14,186,568
Nanometrics [1]	47,745	1,690,650
†Nova Measuring Instruments [1,4]	29,800	812,050
PDF Solutions [1,4]	57,300	686,454
Photronics [1]	140,693	1,122,027
Rudolph Technologies [1]	72,759	2,153,666
Silicon Motion Technology ADR	107,270	5,673,510
Ultra Clean Holdings [1]	60,860	1,010,276
†Universal Display	20,300	1,745,800
Xcerra Corporation [1]	12,368	172,781

		108,139,751

SOFTWARE - 1.7%
ACI Worldwide [1]	380,638	9,390,340
Fair Isaac [1]	52,264	10,103,677
Guidewire Software [1,4]	18,808	1,669,774
Manhattan Associates [1]	69,587	3,271,285
Monotype Imaging Holdings	103,171	2,094,371
Pegasystems	27,800	1,523,440
PTC [1,4]	19,645	1,842,897
QAD Cl. A	31,253	1,567,338
TiVo	157,862	2,123,244
Varonis Systems [1]	4,844	360,878

		33,947,244

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Cray [1]	84,881	2,088,072
Super Micro Computer [1,4]	109,124	2,580,783

		4,668,855

Total (Cost $241,627,747)		388,626,668

MATERIALS – 8.2%
CHEMICALS - 4.0%
Balchem Corporation	148,577	14,581,347
Chase Corporation	20,579	2,412,888
FutureFuel Corporation	584,021	8,182,134
Ingevity Corporation [1]	31,657	2,559,785
Innospec	83,929	6,424,765
Minerals Technologies	179,593	13,532,332
Platform Specialty Products [1]	630,108	7,309,253
Quaker Chemical	140,049	21,689,389
Umicore	84,217	4,833,834

		81,525,727

CONTAINERS & PACKAGING - 0.5%
AptarGroup	119,834	11,190,099

METALS & MINING - 2.7%
†Alamos Gold Cl. A	179,900	1,024,950
Compass Minerals International	96,799	6,364,534
Franco-Nevada Corporation	193,524	14,131,122
Haynes International	28,575	1,049,846
Hecla Mining	155,264	540,319
Major Drilling Group International [1]	1,375,982	7,263,770
Pretium Resources [1]	91,922	676,139
Reliance Steel & Aluminum	144,693	12,666,425
Schnitzer Steel Industries Cl. A	52,143	1,757,219
†Tahoe Resources [1]	288,000	1,416,960
Worthington Industries	202,728	8,508,494

		55,399,778

PAPER & FOREST PRODUCTS - 1.0%
Stella-Jones	583,600	21,259,350

Total (Cost $92,793,422)		169,374,954

REAL ESTATE – 2.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.8%
FRP Holdings [1]	384,475	24,894,756
Marcus & Millichap [1]	312,299	12,182,784
St. Joe Company (The) [1]	244,070	4,381,057
Tejon Ranch [1]	646,663	15,713,911

Total (Cost $38,054,235)		57,172,508

TOTAL COMMON STOCKS

(Cost $1,157,674,831)		1,959,534,336

REPURCHASE AGREEMENT– 5.0%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$102,603,993 (collateralized by obligations of various U.S. Government Agencies, 2.00%
due 10/05/22-11/30/22, valued at $104,655,221)

(Cost $102,601,000)		102,601,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.7400%)

(Cost $7,149,754)		7,149,754

TOTAL INVESTMENTS – 100.1%

(Cost $1,267,425,585)		2,069,285,090

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(2,669,712)

NET ASSETS – 100.0%		$2,066,615,378

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Premier Fund
Common Stocks – 95.6%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.6%
AUTO COMPONENTS - 1.6%
Dorman Products [1]	535,078	$36,551,178

AUTOMOBILES - 0.8%
Thor Industries	190,565	18,559,125

DISTRIBUTORS - 3.2%
Core-Mark Holding Company	1,517,559	34,448,589
Pool Corporation	248,028	37,576,242

		72,024,831

DIVERSIFIED CONSUMER SERVICES - 0.7%
Sotheby’s [1]	280,584	15,246,935

SPECIALTY RETAIL - 1.4%
†AutoCanada	550,000	7,116,343
Camping World Holdings Cl. A	1,017,413	25,414,977

		32,531,320

TEXTILES, APPAREL & LUXURY GOODS - 2.9%
Columbia Sportswear	405,154	37,059,436
Wolverine World Wide	834,100	29,001,657

		66,061,093

Total (Cost $135,520,774)		240,974,482

CONSUMER STAPLES – 2.3%
FOOD PRODUCTS - 2.3%
Cal-Maine Foods [1]	754,969	34,615,329
Sanderson Farms	168,167	17,682,760

Total (Cost $29,293,175)		52,298,089

ENERGY – 3.6%
ENERGY EQUIPMENT & SERVICES - 3.6%
Pason Systems	2,816,062	46,097,177
SEACOR Holdings [1]	608,236	34,833,676

Total (Cost $61,235,733)		80,930,853

FINANCIALS – 13.6%
CAPITAL MARKETS - 8.4%
Ares Management L.P.	2,458,400	50,888,880
Ashmore Group	9,745,000	47,971,411
Lazard Cl. A	562,927	27,532,760
Morningstar	394,968	50,654,646
TMX Group	212,833	13,951,963

		190,999,660

INSURANCE - 3.6%
Alleghany Corporation	96,063	55,233,343
ProAssurance Corporation	747,427	26,496,287

		81,729,630

THRIFTS & MORTGAGE FINANCE - 1.6%
Genworth MI Canada	1,138,465	37,046,768

Total (Cost $193,473,514)		309,776,058

HEALTH CARE – 4.8%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
IDEXX Laboratories [1]	144,304	31,449,614

HEALTH CARE TECHNOLOGY - 1.8%
Medidata Solutions [1,4]	511,646	41,218,202

LIFE SCIENCES TOOLS & SERVICES - 1.6%
Bio-Techne	246,594	36,483,582

Total (Cost $58,420,638)		109,151,398

INDUSTRIALS – 32.6%
AIR FREIGHT & LOGISTICS - 1.6%
Forward Air	615,564	36,367,521

BUILDING PRODUCTS - 1.5%
Simpson Manufacturing	567,847	35,314,405

COMMERCIAL SERVICES & SUPPLIES - 3.3%
Copart [1]	747,910	42,301,790
Ritchie Bros. Auctioneers	957,210	32,660,005

		74,961,795

CONSTRUCTION & ENGINEERING - 2.6%
Valmont Industries	390,764	58,907,673

MACHINERY - 13.3%
CIRCOR International [1,5]	1,239,443	45,809,813
Franklin Electric	342,175	15,432,093
Kadant	143,323	13,780,506
Lincoln Electric Holdings	766,961	67,308,497
Lindsay Corporation	506,101	49,086,736
RBC Bearings [1]	167,079	21,521,446
Sun Hydraulics	776,191	37,404,644
Woodward	673,610	51,773,665

		302,117,400

MARINE - 4.6%
Clarkson	759,909	23,066,476
Kirby Corporation [1]	971,973	81,256,943

		104,323,419

ROAD & RAIL - 2.9%
Landstar System	607,902	66,382,898

TRADING COMPANIES & DISTRIBUTORS - 2.8%
Air Lease Cl. A	1,537,271	64,519,264

Total (Cost $387,808,739)		742,894,375

INFORMATION TECHNOLOGY – 16.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.5%
Anixter International [1]	242,285	15,336,641
Cognex Corporation	669,294	29,857,205
IPG Photonics [1]	125,440	27,675,827
National Instruments	1,259,100	52,857,018

		125,726,691

IT SERVICES - 3.5%
Gartner [1]	205,065	27,253,138
Jack Henry & Associates	408,757	53,285,563

		80,538,701

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
Cabot Microelectronics	374,216	40,250,673
MKS Instruments	465,887	44,585,386

		84,836,059

SOFTWARE - 3.8%
Fair Isaac [1]	324,684	62,767,911
Manhattan Associates [1]	487,876	22,935,051

		85,702,962

Total (Cost $101,764,024)		376,804,413

MATERIALS – 9.9%
CHEMICALS - 6.1%
Chase Corporation	128,562	15,073,894
Minerals Technologies	848,494	63,934,023
Quaker Chemical	160,832	24,908,052
Westlake Chemical	318,349	34,263,903

		138,179,872

METALS & MINING - 2.2%
Reliance Steel & Aluminum	566,837	49,620,911

62 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Premier Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
PAPER & FOREST PRODUCTS - 1.6%
Stella-Jones	1,016,749	$37,038,078

Total (Cost $135,565,091)		224,838,861

REAL ESTATE – 1.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
Jones Lang LaSalle	142,065	23,581,369
Kennedy-Wilson Holdings	725,000	15,333,750

Total (Cost $17,375,918)		38,915,119

TOTAL COMMON STOCKS

(Cost $1,120,457,606)		2,176,583,648

REPURCHASE AGREEMENT– 4.4%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$99,673,907 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 11/30/21, valued at $101,664,876)

(Cost $99,671,000)		99,671,000

TOTAL INVESTMENTS – 100.0%

(Cost $1,220,128,606)		2,276,254,648

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		708,149

NET ASSETS – 100.0%		$2,276,962,797

Royce Small-Cap Leaders Fund
Common Stocks – 91.8%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.7%
AUTO COMPONENTS - 2.2%
Gentex Corporation	21,234	$488,806
LCI Industries	9,832	886,355
†Standard Motor Products	8,400	406,056

		1,781,217

HOUSEHOLD DURABLES - 1.0%
Ethan Allen Interiors	13,700	335,650
PICO Holdings	37,526	437,178

		772,828

LEISURE PRODUCTS - 1.4%
MCBC Holdings [1]	40,000	1,158,000

MEDIA - 0.9%
E.W. Scripps Company Cl. A	53,890	721,587

SPECIALTY RETAIL - 2.4%
Caleres	39,700	1,365,283
†Monro	9,600	557,760

		1,923,043

TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Movado Group	13,500	652,050

Total (Cost $5,166,399)		7,008,725

CONSUMER STAPLES – 5.0%
FOOD PRODUCTS - 3.2%
Cal-Maine Foods [1]	17,358	795,864
Industrias Bachoco ADR	22,290	1,284,573
Tootsie Roll Industries	16,878	520,686

		2,601,123

PERSONAL PRODUCTS - 1.8%
Inter Parfums	27,030	1,446,105

Total (Cost $2,985,151)		4,047,228

ENERGY – 5.0%
ENERGY EQUIPMENT & SERVICES - 5.0%
Oil States International [1]	13,040	418,584
Pason Systems	131,840	2,158,139
TGS-NOPEC Geophysical	38,450	1,416,319

Total (Cost $2,174,016)		3,993,042

FINANCIALS – 13.3%
CAPITAL MARKETS - 7.0%
Artisan Partners Asset Management Cl. A	75,200	2,267,280
Federated Investors Cl. B	26,360	614,715
Houlihan Lokey Cl. A	27,000	1,382,940
Lazard Cl. A	28,470	1,392,468

		5,657,403

INSURANCE - 3.2%
†ProAssurance Corporation	13,600	482,120
RLI Corp.	31,000	2,051,890

		2,534,010

THRIFTS & MORTGAGE FINANCE - 3.1%
Genworth MI Canada	76,060	2,475,067

Total (Cost $7,997,955)		10,666,480

HEALTH CARE – 4.3%
BIOTECHNOLOGY - 1.2%
Eagle Pharmaceuticals [1,4]	6,300	476,658
Zealand Pharma [1,4]	40,500	533,233

		1,009,891

HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Lantheus Holdings [1]	21,700	315,735

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Small-Cap Leaders Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 0.8%
AMN Healthcare Services [1,4]	10,600	$621,160

LIFE SCIENCES TOOLS & SERVICES - 1.9%
Bio-Rad Laboratories Cl. A [1]	925	266,900
Bio-Techne	8,694	1,286,277

		1,553,177

Total (Cost $2,489,944)		3,499,963

INDUSTRIALS – 28.1%
BUILDING PRODUCTS - 3.7%
American Woodmark [1]	4,800	439,440
Apogee Enterprises	28,700	1,382,479
†Gibraltar Industries [1]	17,200	645,000
NCI Building Systems [1]	24,900	522,900

		2,989,819

COMMERCIAL SERVICES & SUPPLIES - 3.0%
Kimball International Cl. B	59,330	958,773
Ritchie Bros. Auctioneers	11,700	399,204
Steelcase Cl. A	36,300	490,050
UniFirst Corporation	3,100	548,390

		2,396,417

CONSTRUCTION & ENGINEERING - 2.7%
Comfort Systems USA	6,800	311,440
Goldfield Corporation [1]	114,216	485,418
†Sterling Construction [1]	19,200	250,176
Valmont Industries	7,295	1,099,721

		2,146,755

ELECTRICAL EQUIPMENT - 1.0%
EnerSys	10,500	783,720

MACHINERY - 14.3%
CIRCOR International [1]	50,670	1,872,763
Greenbrier Companies (The)	42,600	2,247,150
John Bean Technologies	9,499	844,461
Kadant	8,960	861,504
Lydall [1]	14,260	622,449
†Meritor [1]	60,800	1,250,656
RBC Bearings [1]	3,180	409,616
Sun Hydraulics	37,700	1,816,763
Wabash National	84,000	1,567,440

		11,492,802

PROFESSIONAL SERVICES - 0.5%
Heidrick & Struggles International	10,900	381,500

ROAD & RAIL - 2.6%
Landstar System	13,520	1,476,384
Saia [1]	7,920	640,332

		2,116,716

TRADING COMPANIES & DISTRIBUTORS - 0.3%
MSC Industrial Direct Cl. A	2,777	235,629

Total (Cost $18,756,538)		22,543,358

INFORMATION TECHNOLOGY – 20.8%
COMMUNICATIONS EQUIPMENT - 0.8%
NetScout Systems [1,4]	20,300	602,910

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.2%
Celestica [1]	107,400	1,274,838
†Electro Scientific Industries [1]	24,200	381,634
Fabrinet [1]	57,000	2,102,730
FARO Technologies [1]	8,660	470,671
Kimball Electronics [1]	47,900	876,570
Methode Electronics	24,750	997,425
†nLIGHT [1]	9,600	317,376
Vishay Intertechnology	43,000	997,600

		7,418,844

INTERNET SOFTWARE & SERVICES - 1.8%
j2 Global	16,724	1,448,466

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.0%
Advanced Energy Industries [1]	23,000	1,336,070
Cabot Microelectronics	8,836	950,400
Cohu	75,900	1,860,309
Kulicke & Soffa Industries	34,300	817,026
MKS Instruments	5,645	540,226
Nanometrics [1]	11,738	415,643
Rudolph Technologies [1]	10,300	304,880
Silicon Motion Technology ADR	18,500	978,465

		7,203,019

Total (Cost $13,364,380)		16,673,239

MATERIALS – 4.4%
CHEMICALS - 3.1%
Minerals Technologies	32,956	2,483,234

PAPER & FOREST PRODUCTS - 1.3%
Stella-Jones	29,400	1,070,982

Total (Cost $2,647,801)		3,554,216

REAL ESTATE – 2.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
Marcus & Millichap [1]	45,020	1,756,230

Total (Cost $888,819)		1,756,230

TOTAL COMMON STOCKS

(Cost $56,471,003)		73,742,481

REPURCHASE AGREEMENT– 7.9%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$6,363,186 (collateralized by obligations of various U.S. Government Agencies, 1.125%
due 9/30/21, valued at $6,493,119)

(Cost $6,363,000)		6,363,000

TOTAL INVESTMENTS – 99.7%

(Cost $62,834,003)		80,105,481

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		210,476

NET ASSETS – 100.0%		$80,315,957

64 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Small-Cap Value Fund
Common Stocks – 90.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.4%
AUTO COMPONENTS - 2.5%
Gentex Corporation	144,721	$3,331,477
Stoneridge [1]	71,249	2,503,690

		5,835,167

AUTOMOBILES - 0.1%
Thor Industries	2,879	280,386

HOTELS, RESTAURANTS & LEISURE - 0.5%
Cheesecake Factory	20,600	1,134,236

HOUSEHOLD DURABLES - 2.4%
Bassett Furniture Industries	29,170	803,633
Flexsteel Industries	37,258	1,486,594
La-Z-Boy	115,393	3,531,026

		5,821,253

INTERNET & DIRECT MARKETING RETAIL - 1.1%
†Nutrisystem	70,100	2,698,850

MEDIA - 1.5%
Saga Communications Cl. A	95,103	3,661,466

SPECIALTY RETAIL - 4.3%
American Eagle Outfitters	142,245	3,307,196
DSW Cl. A	136,291	3,519,034
Shoe Carnival	102,937	3,340,306

		10,166,536

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Steven Madden	44,133	2,343,462

Total (Cost $24,692,454)		31,941,356

CONSUMER STAPLES – 2.0%
FOOD & STAPLES RETAILING - 2.0%
Village Super Market Cl. A	164,140	4,835,564

Total (Cost $4,921,298)		4,835,564

ENERGY – 2.3%
ENERGY EQUIPMENT & SERVICES - 2.3%
Helmerich & Payne	48,584	3,097,716
Unit Corporation [1]	91,201	2,331,097

Total (Cost $4,104,147)		5,428,813

FINANCIALS – 21.7%
BANKS - 10.2%
Ames National	86,003	2,653,193
†Bar Harbor Bankshares	44,776	1,356,265
Camden National	76,652	3,503,763
City Holding Company	32,477	2,443,245
CNB Financial	92,567	2,782,564
Codorus Valley Bancorp	25,309	776,480
Landmark Bancorp	19,733	562,390
MidWestOne Financial Group	106,099	3,584,024
National Bankshares	63,984	2,968,858
Northrim BanCorp	65,300	2,582,615
Unity Bancorp	46,256	1,052,324

		24,265,721

CAPITAL MARKETS - 3.3%
Federated Investors Cl. B	138,598	3,232,105
Houlihan Lokey Cl. A	45,996	2,355,915
Moelis & Company Cl. A	37,238	2,184,009

		7,772,029

INSURANCE - 3.1%
James River Group Holdings	87,630	3,442,983
Kingstone Companies	59,165	999,888
Reinsurance Group of America	22,536	3,008,105

		7,450,976

THRIFTS & MORTGAGE FINANCE - 5.1%
Genworth MI Canada	174,389	5,674,789
Southern Missouri Bancorp	20,141	785,902
Timberland Bancorp	59,567	2,224,232
TrustCo Bank Corp. NY	389,791	3,469,140

		12,154,063

Total (Cost $36,384,988)		51,642,789

HEALTH CARE – 1.4%
HEALTH CARE PROVIDERS & SERVICES - 1.4%
AMN Healthcare Services [1,4]	19,780	1,159,108
Ensign Group (The)	63,085	2,259,705

Total (Cost $2,138,556)		3,418,813

INDUSTRIALS – 22.2%
AIRLINES - 5.8%
Allegiant Travel	25,839	3,590,329
Hawaiian Holdings	132,500	4,763,375
Spirit Airlines [1,4]	148,712	5,405,681

		13,759,385

BUILDING PRODUCTS - 2.0%
American Woodmark [1]	11,182	1,023,712
Apogee Enterprises	77,626	3,739,244

		4,762,956

COMMERCIAL SERVICES & SUPPLIES - 2.7%
Herman Miller	98,799	3,349,286
Kimball International Cl. B	194,886	3,149,358

		6,498,644

CONSTRUCTION & ENGINEERING - 0.5%
Comfort Systems USA	25,057	1,147,611

ELECTRICAL EQUIPMENT - 1.2%
EnerSys	38,493	2,873,117

MACHINERY - 4.9%
Alamo Group	16,433	1,484,886
Federal Signal	47,810	1,113,495
Miller Industries	172,214	4,400,068
Wabash National	253,146	4,723,704

		11,722,153

PROFESSIONAL SERVICES - 3.8%
Heidrick & Struggles International	31,688	1,109,080
Kforce	67,345	2,309,934
Korn/Ferry International	38,094	2,359,161
Robert Half International	34,507	2,246,406
TrueBlue [1]	42,400	1,142,680

		9,167,261

ROAD & RAIL - 1.3%
Old Dominion Freight Line	7,364	1,096,941
Saia [1]	14,041	1,135,215
Werner Enterprises	23,852	895,643

		3,127,799

Total (Cost $44,251,425)		53,058,926

INFORMATION TECHNOLOGY – 25.7%
COMMUNICATIONS EQUIPMENT - 0.5%
NETGEAR [1]	17,117	1,069,813

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 16.3%
Benchmark Electronics	119,574	3,485,582
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
Celestica [1]	445,590	$5,289,153
†Electro Scientific Industries [1]	222,606	3,510,497
Fabrinet [1]	131,897	4,865,680
Insight Enterprises [1]	119,850	5,864,260
Methode Electronics	88,243	3,556,193
PC Connection	180,251	5,984,333
Sanmina Corporation [1]	37,772	1,106,720
Vishay Intertechnology	228,639	5,304,425

		38,966,843

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Advanced Energy Industries [1]	62,748	3,645,031
†Cohu	75,800	1,857,858
Kulicke & Soffa Industries	249,000	5,931,180
MKS Instruments	21,380	2,046,066
Silicon Motion Technology ADR	44,701	2,364,236
†Xcerra Corporation [1]	228,562	3,193,011

		19,037,382

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Super Micro Computer [1,4]	89,324	2,112,513

Total (Cost $52,697,761)		61,186,551

REAL ESTATE – 1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Marcus & Millichap [1]	90,513	3,530,912

Total (Cost $2,321,646)		3,530,912

UTILITIES – 0.5%
GAS UTILITIES - 0.5%
Star Group L.P.	114,301	1,120,150

Total (Cost $1,105,828)		1,120,150

TOTAL COMMON STOCKS

(Cost $172,618,103)		216,163,874

REPURCHASE AGREEMENT– 8.8%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$20,991,612 (collateralized by obligations of various U.S. Government Agencies, 2.00%
due 10/05/22, valued at $21,412,644)

(Cost $20,991,000)		20,991,000

TOTAL INVESTMENTS – 99.5%

(Cost $193,609,103)		237,154,874

CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%		1,250,556

NET ASSETS – 100.0%		$238,405,430

Royce Small/Mid-Cap Premier Fund
Common Stocks – 85.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 18.8%
AUTO COMPONENTS - 1.0%
Dorman Products [1]	28,000	$1,912,680

AUTOMOBILES - 0.5%
Thor Industries	10,015	975,361

DISTRIBUTORS - 4.5%
Core-Mark Holding Company	139,600	3,168,920
LKQ Corporation [1]	169,313	5,401,085

		8,570,005

HOTELS, RESTAURANTS & LEISURE - 1.4%
†Aramark	72,700	2,697,170

HOUSEHOLD DURABLES - 0.9%
†Meritage Homes [1]	37,285	1,638,676

MEDIA - 2.6%
Media General (Rights) [1,3]	102,272	0
Meredith Corporation	55,405	2,825,655
Nexstar Media Group Cl. A	29,131	2,138,215

		4,963,870

MULTILINE RETAIL - 0.6%
Dollar Tree [1]	12,700	1,079,500

SPECIALTY RETAIL - 5.7%
Camping World Holdings Cl. A	55,214	1,379,246
CarMax [1]	57,674	4,202,704
Children’s Place	26,000	3,140,800
Monro	37,250	2,164,225

		10,886,975

TEXTILES, APPAREL & LUXURY GOODS - 1.6%
Wolverine World Wide	89,000	3,094,530

Total (Cost $33,771,596)		35,818,767

CONSUMER STAPLES – 1.1%

FOOD PRODUCTS - 1.1%
Cal-Maine Foods [1]	18,100	829,885
Hormel Foods	34,000	1,265,140

Total (Cost $1,874,161)		2,095,025

FINANCIALS – 8.2%
CAPITAL MARKETS - 5.2%
Affiliated Managers Group	21,688	3,224,355
Lazard Cl. A	67,550	3,303,870
Morningstar	8,500	1,090,125
Oaktree Capital Group LLC Cl. A	32,700	1,329,255
SEI Investments	14,900	931,548

		9,879,153

CONSUMER FINANCE - 0.2%
†Green Dot Cl. A [1]	6,500	477,035

INSURANCE - 2.8%
Alleghany Corporation	9,205	5,292,599

Total (Cost $13,477,126)		15,648,787

HEALTH CARE – 4.4%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
DENTSPLY SIRONA	42,685	1,868,323
Hill-Rom Holdings	31,797	2,777,150

		4,645,473

LIFE SCIENCES TOOLS & SERVICES - 2.0%
Bio-Rad Laboratories Cl. A [1]	10,626	3,066,026
PerkinElmer	10,000	732,300

		3,798,326

Total (Cost $7,837,920)		8,443,799

66 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Small/Mid-Cap Premier Fund (continued)

	SHARES	VALUE

INDUSTRIALS – 28.5%
AEROSPACE & DEFENSE - 1.6%
Hexcel Corporation	43,301	$2,874,320
Teledyne Technologies [1]	1,000	199,060

		3,073,380

BUILDING PRODUCTS - 2.0%
Lennox International	11,257	2,253,089
Simpson Manufacturing	26,000	1,616,940

		3,870,029

COMMERCIAL SERVICES & SUPPLIES - 2.7%
Cintas Corporation	6,169	1,141,697
Copart [1]	70,000	3,959,200

		5,100,897

CONSTRUCTION & ENGINEERING - 2.6%
Valmont Industries	32,660	4,923,495

ELECTRICAL EQUIPMENT - 2.7%
Hubbell Cl. B	26,721	2,825,478
Sensata Technologies Holding [1]	47,200	2,245,776

		5,071,254

INDUSTRIAL CONGLOMERATES - 2.5%
Carlisle Companies	43,103	4,668,486

MACHINERY - 4.8%
†Allison Transmission Holdings	23,900	967,711
Franklin Electric	21,960	990,396
Graco	21,038	951,339
Lincoln Electric Holdings	50,653	4,445,307
Westinghouse Air Brake Technologies	18,654	1,838,911

		9,193,664

MARINE - 2.6%
Kirby Corporation [1]	59,000	4,932,400

PROFESSIONAL SERVICES - 2.5%
IHS Markit [1]	33,104	1,707,835
ManpowerGroup	36,440	3,136,027

		4,843,862

ROAD & RAIL - 1.5%
†J.B. Hunt Transport Services	7,700	935,935
Landstar System	18,256	1,993,555

		2,929,490

TRADING COMPANIES & DISTRIBUTORS - 3.0%
Air Lease Cl. A	99,000	4,155,030
Diploma	13,585	235,047
Watsco	7,300	1,301,444

		5,691,521

Total (Cost $43,246,251)		54,298,478

INFORMATION TECHNOLOGY – 6.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.2%
AVX Corporation	96,000	1,504,320
FLIR Systems	36,700	1,907,299
IPG Photonics [1]	1,853	408,827
Littelfuse	4,600	1,049,628
Zebra Technologies Cl. A [1]	8,750	1,253,438

		6,123,512

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Cabot Microelectronics	17,590	1,891,980
†Entegris	56,023	1,899,180
Rudolph Technologies [1]	71,789	2,124,954

		5,916,114

Total (Cost $10,377,970)		12,039,626

MATERIALS – 13.0%
CHEMICALS - 8.7%
Innospec	12,400	949,220
Minerals Technologies	76,846	5,790,346
NewMarket Corporation	5,362	2,168,929
Sensient Technologies	31,342	2,242,520
Westlake Chemical	50,350	5,419,170

		16,570,185

METALS & MINING - 2.3%
Reliance Steel & Aluminum	49,655	4,346,799

PAPER & FOREST PRODUCTS - 2.0%
Stella-Jones	108,200	3,941,504

Total (Cost $20,044,763)		24,858,488

REAL ESTATE – 2.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.8%
Jones Lang LaSalle	14,800	2,456,652
Kennedy-Wilson Holdings	72,380	1,530,837
Realogy Holdings	55,246	1,259,609

Total (Cost $4,387,383)		5,247,098

UTILITIES – 2.2%
GAS UTILITIES - 2.2%
UGI Corporation	81,684	4,253,286

Total (Cost $2,926,034)		4,253,286

TOTAL COMMON STOCKS

(Cost $137,943,204)		162,703,354

REPURCHASE AGREEMENT– 15.5%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$29,491,860 (collateralized by obligations of various U.S. Government Agencies, 1.125%
due 9/30/21, valued at $30,081,438)

(Cost $29,491,000)		29,491,000

TOTAL INVESTMENTS – 100.8%

(Cost $167,434,204)		192,194,354

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(1,463,347)

NET ASSETS – 100.0%		$190,731,007

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Smaller-Companies Growth Fund
Common Stocks – 94.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.2%
AUTO COMPONENTS - 0.7%
LCI Industries	21,000	$1,893,150
Stoneridge [1]	25,000	878,500

		2,771,650

HOTELS, RESTAURANTS & LEISURE - 2.7%
Dave & Busters Entertainment [1]	66,000	3,141,600
Del Taco Restaurants [1]	230,700	3,271,326
Texas Roadhouse	55,000	3,603,050

		10,015,976

HOUSEHOLD DURABLES - 0.5%
†Lovesac Company [1]	84,200	1,747,150

LEISURE PRODUCTS - 1.2%
Callaway Golf	226,000	4,287,220

MULTILINE RETAIL - 0.5%
†Ollies Bargain Outlet Holdings [1,4]	28,000	2,030,000

SPECIALTY RETAIL - 1.9%
†Dicks Sporting Goods	62,000	2,185,500
†Five Below [1,4]	23,000	2,247,330
Monro	42,000	2,440,200

		6,873,030

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Carter’s	9,900	1,073,061
Columbia Sportswear	15,000	1,372,050

		2,445,111

Total (Cost $21,911,603)		30,170,137

CONSUMER STAPLES – 1.7%
FOOD PRODUCTS - 1.7%
Farmer Bros. [1]	109,000	3,329,950
†Freshpet [1,4]	102,000	2,799,900

Total (Cost $5,402,792)		6,129,850

ENERGY – 1.8%
ENERGY EQUIPMENT & SERVICES - 0.6%
Pason Systems	130,000	2,128,019

OIL, GAS & CONSUMABLE FUELS - 1.2%
Centennial Resource Development Cl. A [1]	142,000	2,564,520
†Viper Energy Partners L.P.	60,000	1,914,600

		4,479,120

Total (Cost $4,115,832)		6,607,139

FINANCIALS – 13.6%
BANKS - 9.1%
Banc of California	126,000	2,463,300
Enterprise Financial Services	138,500	7,472,075
F.N.B. Corporation	62,000	832,040
†Great Western Bancorp	21,000	881,790
Live Oak Bancshares	60,700	1,860,455
†Pacific Premier Bancorp [1,4]	22,000	839,300
Seacoast Banking Corporation of Florida [1]	146,000	4,610,680
ServisFirst Bancshares	85,000	3,547,050
†Southern National Bancorp of Virginia	53,000	945,520
TriState Capital Holdings [1]	283,057	7,387,788
Webster Financial	43,000	2,739,100

		33,579,098

CAPITAL MARKETS - 2.8%
Northern Trust	51,000	5,247,390
†PJT Partners Cl. A	18,000	961,020
WisdomTree Investments	431,200	3,915,296

		10,123,706

THRIFTS & MORTGAGE FINANCE - 1.7%
Federal Agricultural Mortgage	33,000	2,952,840
†LendingTree [1]	9,000	1,924,200
OceanFirst Financial	50,000	1,498,000

		6,375,040

Total (Cost $35,513,836)		50,077,844

HEALTH CARE – 17.7%
BIOTECHNOLOGY - 6.5%
†bluebird bio [1,4]	10,000	1,569,500
†CASI Pharmaceuticals [1]	120,000	987,600
Celcuity [1,4]	37,000	918,340
Myriad Genetics [1]	67,000	2,503,790
Oxford Biomedica [1]	120,000	1,561,370
Progenics Pharmaceuticals [1]	357,200	2,871,888
REGENXBIO [1,4]	40,000	2,870,000
Repligen [1,4]	27,000	1,270,080
†Sangamo Therapeutics [1,4]	190,000	2,698,000
uniQure [1]	100,000	3,780,000
†Veracyte [1]	75,000	700,500
†Vericel Corporation [1]	180,000	1,746,000
Zealand Pharma [1]	31,799	418,674

		23,895,742

HEALTH CARE EQUIPMENT & SUPPLIES - 5.7%
ABIOMED [1]	2,000	818,100
†AxoGen [1]	60,000	3,015,000
Bovie Medical [1,4]	710,000	3,088,500
CryoPort [1]	261,198	4,121,704
Inogen [1]	12,755	2,376,639
Nevro Corporation [1,4]	23,000	1,836,550
Penumbra [1]	17,000	2,348,550
Restoration Robotics [1,4]	350,000	1,214,500
West Pharmaceutical Services	23,000	2,283,670

		21,103,213

HEALTH CARE PROVIDERS & SERVICES - 0.4%
HealthEquity [1]	19,000	1,426,900

LIFE SCIENCES TOOLS & SERVICES - 1.7%
Cambrex Corporation [1]	37,500	1,961,250
Codexis [1,4]	38,800	558,720
†Harvard Bioscience [1]	414,600	2,218,110
Quanterix Corporation [1,4]	113,600	1,631,296

		6,369,376

PHARMACEUTICALS - 3.4%
Axsome Therapeutics [1]	556,000	1,779,200
BioDelivery Sciences International [1]	677,000	1,997,150
Collegium Pharmaceutical [1,4]	138,000	3,291,300
Intersect ENT [1]	26,000	973,700
Paratek Pharmaceuticals [1]	87,700	894,540
Supernus Pharmaceuticals [1]	58,000	3,471,300

		12,407,190

Total (Cost $49,188,657)		65,202,421

INDUSTRIALS – 12.5%
AEROSPACE & DEFENSE - 0.5%
AeroVironment [1,4]	22,500	1,607,175

AIR FREIGHT & LOGISTICS - 3.3%
Air Transport Services Group [1,4]	146,000	3,298,140
Atlas Air Worldwide Holdings [1,4]	95,000	6,811,500
Forward Air	33,000	1,949,640

		12,059,280

68 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
BUILDING PRODUCTS - 0.5%
DIRTT Environmental Solutions [1]	388,000	$1,891,819

CONSTRUCTION & ENGINEERING - 0.8%
NV5 Global [1]	43,585	3,020,441

ELECTRICAL EQUIPMENT - 1.5%
Ballard Power Systems [1,4]	358,000	1,020,300
Enphase Energy [1,4]	636,000	4,280,280

		5,300,580

MACHINERY - 2.4%
Kornit Digital [1,4]	177,000	3,150,600
†Manitowoc Company [1]	59,000	1,525,740
Proto Labs [1,4]	16,000	1,903,200
Woodward	30,000	2,305,800

		8,885,340

MARINE - 2.6%
Clarkson	129,976	3,945,325
Scorpio Bulkers	362,000	2,570,200
Star Bulk Carriers [1]	244,000	3,137,840

		9,653,365

PROFESSIONAL SERVICES - 0.9%
ASGN [1]	20,000	1,563,800
†GP Strategies [1]	102,000	1,795,200

		3,359,000

Total (Cost $37,834,441)		45,777,000

INFORMATION TECHNOLOGY – 31.2%
COMMUNICATIONS EQUIPMENT - 1.0%
Lumentum Holdings [1,4]	65,000	3,763,500

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.7%
Airgain [1,4]	152,411	1,400,657
FLIR Systems	67,600	3,513,172
II-VI [1]	73,000	3,171,850
IPG Photonics [1]	7,444	1,642,370
Iteris [1,4]	1,104,000	5,343,360
†nLIGHT [1]	29,200	965,352
Seeing Machines [1]	7,875,700	1,299,245

		17,336,006

INTERNET SOFTWARE & SERVICES - 7.0%
Bandwidth Cl. A [1]	45,000	1,709,100
Carbonite [1]	99,000	3,455,100
Five9 [1]	76,000	2,627,320
†LivePerson [1]	266,000	5,612,600
Q2 Holdings [1,4]	16,000	912,800
Quotient Technology [1,4]	332,000	4,349,200
Shopify Cl. A [1]	16,000	2,334,240
2U [1]	29,348	2,452,319
Yext [1,4]	109,000	2,108,060

		25,560,739

IT SERVICES - 2.0%
Square Cl. A [1]	15,000	924,600
Unisys Corporation [1]	485,000	6,256,500

		7,181,100

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
AXT [1]	323,000	2,277,150
Brooks Automation	109,000	3,555,580
CEVA [1]	62,000	1,872,400
CyberOptics Corporation [1]	208,000	3,619,200
MagnaChip Semiconductor [1,4]	360,000	3,690,000
ON Semiconductor [1]	147,000	3,268,545
Silicon Laboratories [1,4]	29,000	2,888,400
Silicon Motion Technology ADR	57,000	3,014,730
Universal Display	43,000	3,698,000

		27,884,005

SOFTWARE - 7.3%
Altair Engineering Cl. A [1,4]	20,000	683,600
†Everbridge [1]	23,000	1,090,660
HubSpot [1]	19,000	2,382,600
Materialise ADR [1,4]	436,577	5,666,769
Paylocity Holding Corporation [1]	107,786	6,344,284
†Pluralsight Cl. A [1,4]	28,600	699,270
QAD Cl. A	128,000	6,419,200
RingCentral Cl. A [1]	53,000	3,728,550

		27,014,933

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
USA Technologies [1]	422,000	5,908,000

Total (Cost $79,097,258)		114,648,283

MATERIALS – 5.6%
CHEMICALS - 2.4%
Albemarle Corporation	20,000	1,886,600
†American Vanguard	125,000	2,868,750
Kraton Corporation [1]	88,000	4,060,320

		8,815,670

CONSTRUCTION MATERIALS - 0.8%
Eagle Materials	28,000	2,939,160

METALS & MINING - 2.4%
Cobalt 27 Capital [1]	573,000	3,848,621
Orocobre [1]	642,350	2,457,669
Tahoe Resources [1]	476,200	2,342,904

		8,649,194

Total (Cost $16,332,065)		20,404,024

REAL ESTATE – 2.0%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.0%
Community Healthcare Trust	128,000	3,823,360
CyrusOne	62,000	3,618,320

Total (Cost $4,313,809)		7,441,680

TOTAL COMMON STOCKS

(Cost $253,710,293)		346,458,378

REPURCHASE AGREEMENT– 6.0%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$21,889,638 (collateralized by obligations of various U.S. Government Agencies, 1.125%
due 9/30/21, valued at $22,326,963)

(Cost $21,889,000)		21,889,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.2%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.7400%)

(Cost $15,347,529)		15,347,529

TOTAL INVESTMENTS – 104.5%

(Cost $290,946,822)		383,694,907

LIABILITIES LESS CASH AND OTHER ASSETS – (4.5)%		(16,398,770)

NET ASSETS – 100.0%		$367,296,137

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Special Equity Fund
Common Stocks – 87.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 37.3%
AUTO COMPONENTS - 9.1%
Cooper Tire & Rubber	1,500,000	$39,450,000
Gentex Corporation	850,000	19,567,000
Standard Motor Products [5]	1,405,000	67,917,700

		126,934,700

AUTOMOBILES - 1.5%
Winnebago Industries	515,000	20,909,000

DIVERSIFIED CONSUMER SERVICES - 3.8%
Capella Education	542,500	53,544,750

HOTELS, RESTAURANTS & LEISURE - 0.3%
Bowl America Cl. A [5]	343,000	4,990,650

HOUSEHOLD DURABLES - 6.7%
Bassett Furniture Industries [5]	597,591	16,463,632
Flexsteel Industries [5]	585,000	23,341,500
Hooker Furniture [5]	1,145,000	53,700,500

		93,505,632

MEDIA - 9.3%
Meredith Corporation	1,157,500	59,032,500
Scholastic Corporation	1,607,500	71,228,325

		130,260,825

SPECIALTY RETAIL - 6.6%
Children’s Place	620,000	74,896,000
Haverty Furniture	820,000	17,712,000

		92,608,000

Total (Cost $358,841,334)		522,753,557

CONSUMER STAPLES – 8.0%
FOOD & STAPLES RETAILING - 3.5%
Weis Markets	904,700	48,256,698

FOOD PRODUCTS - 4.0%
John B. Sanfilippo & Son [5]	750,000	55,837,500

TOBACCO - 0.5%
Universal Corporation	110,000	7,265,500

Total (Cost $82,049,969)		111,359,698

ENERGY – 0.6%
ENERGY EQUIPMENT & SERVICES - 0.6%
RPC	600,000	8,742,000

Total (Cost $8,424,764)		8,742,000

INDUSTRIALS – 21.5%
AEROSPACE & DEFENSE - 3.7%
National Presto Industries [5]	412,000	51,088,000

BUILDING PRODUCTS - 0.8%
Insteel Industries	345,000	11,523,000

COMMERCIAL SERVICES & SUPPLIES - 7.5%
Ennis	475,000	9,666,250
Herman Miller	515,000	17,458,500
UniFirst Corporation	439,700	77,782,930

		104,907,680

CONSTRUCTION & ENGINEERING - 0.6%
Argan	200,000	8,190,000

ELECTRICAL EQUIPMENT - 3.7%
Hubbell Cl. B	495,000	52,341,300

MACHINERY - 3.9%
Gencor Industries [1,5]	769,700	12,430,655
Hurco Companies [5]	535,000	23,941,250
Wabash National	950,000	17,727,000

		54,098,905

PROFESSIONAL SERVICES - 1.1%
Resources Connection	941,400	15,909,660

TRADING COMPANIES & DISTRIBUTORS - 0.2%
Central Steel & Wire [2]	3,788	2,322,044

Total (Cost $151,349,495)		300,380,589

INFORMATION TECHNOLOGY – 16.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.8%
AVX Corporation	4,335,000	67,929,450
Park Electrochemical	500,000	11,595,000
Vishay Intertechnology	1,880,000	43,616,000

		123,140,450

IT SERVICES - 2.7%
Computer Services [2,5]	765,000	37,944,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
Kulicke & Soffa Industries	854,400	20,351,808
Teradyne	1,165,000	44,351,550

		64,703,358

Total (Cost $145,504,491)		225,787,808

MATERIALS – 0.9%
METALS & MINING - 0.9%
Kaiser Aluminum	117,500	12,232,925

Total (Cost $8,931,896)		12,232,925

REAL ESTATE – 3.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.0%
Marcus & Millichap [1]	1,070,000	41,740,700

Total (Cost $27,387,596)		41,740,700

TOTAL COMMON STOCKS

(Cost $782,489,545)		1,222,997,277

REPURCHASE AGREEMENT– 12.7%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$178,538,207 (collateralized by obligations of various U.S. Government Agencies, 1.75%-
2.00% due 11/30/21-10/05/22, valued at $182,105,308)

(Cost $178,533,000)		178,533,000

TOTAL INVESTMENTS – 100.1%

(Cost $961,022,545)		1,401,530,277

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(2,049,917)

NET ASSETS – 100.0%		$1,399,480,360

70 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Special Equity Multi-Cap Fund
Common Stocks – 85.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 21.2%
DISTRIBUTORS - 7.4%
Genuine Parts	54,000	$4,956,660

HOTELS, RESTAURANTS & LEISURE - 3.5%
McDonald’s Corporation	15,000	2,350,350

HOUSEHOLD DURABLES - 3.6%
Leggett & Platt	53,500	2,388,240

SPECIALTY RETAIL - 6.7%
Lowe’s Companies	47,000	4,491,790

Total (Cost $11,171,152)		14,187,040

CONSUMER STAPLES – 9.3%
HOUSEHOLD PRODUCTS - 9.3%
Kimberly-Clark	29,500	3,107,530
Procter & Gamble	39,500	3,083,370

Total (Cost $7,038,032)		6,190,900

FINANCIALS – 1.8%
INSURANCE - 1.8%
Brown & Brown	44,000	1,220,120

Total (Cost $965,116)		1,220,120

INDUSTRIALS – 35.2%
AEROSPACE & DEFENSE - 7.2%
General Dynamics	13,000	2,423,330
United Technologies	19,000	2,375,570

		4,798,900

ELECTRICAL EQUIPMENT - 2.9%
Emerson Electric	27,500	1,901,350

INDUSTRIAL CONGLOMERATES - 6.2%
Carlisle Companies	28,500	3,086,835
3M	5,500	1,081,960

		4,168,795

MACHINERY - 16.9%
Cummins	11,000	1,463,000
Illinois Tool Works	41,000	5,680,140
Parker Hannifin	20,000	3,117,000
Stanley Black & Decker	7,600	1,009,356

		11,269,496

PROFESSIONAL SERVICES - 2.0%
ManpowerGroup	15,500	1,333,930

Total (Cost $15,469,173)		23,472,471

INFORMATION TECHNOLOGY – 14.7%
COMMUNICATIONS EQUIPMENT - 6.6%
Cisco Systems	103,000	4,432,090

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 8.1%
Apple	29,000	5,368,190

Total (Cost $4,091,226)		9,800,280

MATERIALS – 3.0%
CHEMICALS - 3.0%
NewMarket Corporation	5,000	2,022,500

Total (Cost $2,080,467)		2,022,500

TOTAL COMMON STOCKS

(Cost $40,815,166)		56,893,311

REPURCHASE AGREEMENT– 14.5%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$9,659,282 (collateralized by obligations of various U.S. Government Agencies, 1.375%
due 10/07/21, valued at $9,854,911)

(Cost $9,659,000)		9,659,000

TOTAL INVESTMENTS – 99.7%

(Cost $50,474,166)		66,552,311

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		173,541

NET ASSETS – 100.0%		$66,725,852

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Total Return Fund
Common Stocks – 94.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.8%
AUTO COMPONENTS - 1.5%
Gentex Corporation	905,241	$20,838,648
LCI Industries	31,530	2,842,430
Nokian Renkaat	142,529	5,632,511
Standard Motor Products	80,756	3,903,745

		33,217,334

AUTOMOBILES - 0.6%
Thor Industries	141,287	13,759,941

DISTRIBUTORS - 0.4%
Weyco Group	233,624	8,503,913

DIVERSIFIED CONSUMER SERVICES - 0.1%
Capella Education	30,797	3,039,664
Liberty Tax Cl. A	1,864	15,052

		3,054,716

HOTELS, RESTAURANTS & LEISURE - 0.3%
Brinker International	36,370	1,731,212
Cheesecake Factory	69,165	3,808,225

		5,539,437

HOUSEHOLD DURABLES - 1.5%
Bassett Furniture Industries	76,382	2,104,324
Ethan Allen Interiors	559,952	13,718,824
Flexsteel Industries	103,199	4,117,640
La-Z-Boy	464,918	14,226,491

		34,167,279

INTERNET & DIRECT MARKETING RETAIL - 0.3%
Nutrisystem	144,157	5,550,044

MEDIA - 1.0%
Gannett Company	279,717	2,992,972
Meredith Corporation	239,294	12,203,994
Saga Communications Cl. A	180,631	6,954,293

		22,151,259

MULTILINE RETAIL - 0.2%
Big Lots	34,194	1,428,625
Dillard’s Cl. A	33,893	3,202,889

		4,631,514

SPECIALTY RETAIL - 2.5%
Aaron’s	34,765	1,510,539
American Eagle Outfitters	558,937	12,995,285
Buckle (The)	130,266	3,504,156
Caleres	54,843	1,886,051
Cato Corporation (The) Cl. A	147,456	3,630,367
Children’s Place	34,719	4,194,055
DSW Cl. A	432,787	11,174,560
GameStop Corporation Cl. A	77,795	1,133,473
†Penske Automotive Group	96,000	4,497,600
Shoe Carnival	336,486	10,918,971

		55,445,057

TEXTILES, APPAREL & LUXURY GOODS - 0.4%
J.G. Boswell Company [2]	1,048	702,370
Movado Group	73,240	3,537,492
Steven Madden	83,455	4,431,460

		8,671,322

Total (Cost $135,544,900)		194,691,816

CONSUMER STAPLES – 3.1%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR	87,717	2,187,662

FOOD & STAPLES RETAILING - 0.6%
Village Super Market Cl. A	455,058	13,406,009

FOOD PRODUCTS - 2.2%
Flowers Foods	278,006	5,790,865
Fresh Del Monte Produce	194,133	8,648,625
Hershey Creamery [2]	722	2,888,000
Lancaster Colony	103,670	14,350,002
Tootsie Roll Industries	550,818	16,992,735

		48,670,227

HOUSEHOLD PRODUCTS - 0.1%
WD-40 Company	16,453	2,406,251

PERSONAL PRODUCTS - 0.1%
Nu Skin Enterprises Cl. A	31,422	2,456,886

Total (Cost $44,703,144)		69,127,035

ENERGY – 4.7%
ENERGY EQUIPMENT & SERVICES - 3.8%
CARBO Ceramics [1]	99,038	908,179
†Computer Modelling Group	873,000	6,706,956
Diamond Offshore Drilling [1]	158,467	3,305,622
Helmerich & Payne	208,449	13,290,708
Hi-Crush Partners L.P.	92,600	1,092,680
Oceaneering International [1]	66,211	1,685,732
Pason Systems	946,023	15,485,806
SEACOR Holdings [1]	279,082	15,983,026
SEACOR Marine Holdings [1,4]	269,802	6,229,728
TGS-NOPEC Geophysical	530,159	19,528,593

		84,217,030

OIL, GAS & CONSUMABLE FUELS - 0.9%
Boardwalk Pipeline Partners L.P.	172,759	2,007,460
Dorchester Minerals L.P.	257,825	5,311,195
PBF Energy Cl. A	73,957	3,101,017
Permian Basin Royalty Trust	703,552	6,564,140
Sabine Royalty Trust	9,401	442,317
San Juan Basin Royalty Trust	383,082	2,218,045
		19,644,174

Total (Cost $82,653,329)		103,861,204

FINANCIALS – 28.4%
BANKS - 9.2%
Ames National	231,646	7,146,279
Associated Banc-Corp	400,350	10,929,555
Bank of Hawaii	262,512	21,898,751
Bank of N.T. Butterfield & Son	48,300	2,208,276
Bank of the Ozarks	89,800	4,044,592
†Bar Harbor Bankshares	89,526	2,711,742
BLOM Bank Cl. B GDR	225,597	2,368,768
BOK Financial	283,904	26,689,815
Camden National	187,792	8,583,972
Canadian Western Bank	531,861	14,018,167
City Holding Company	115,229	8,668,678
CNB Financial	237,080	7,126,625
Codorus Valley Bancorp	38,608	1,184,493
Farmers & Merchants Bank of Long Beach [2]	430	3,506,650
First Citizens BancShares Cl. A	62,739	25,302,639
First National Bank Alaska [2]	2,619	5,633,469
Landmark Bancorp	33,984	968,544
MidWestOne Financial Group	269,265	9,095,772
National Bankshares	125,932	5,843,245
Northrim BanCorp	150,412	5,948,795
Peapack-Gladstone Financial	451,335	15,611,678
Popular	238,193	10,768,705

72 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
†State Bank Financial	38,537	$1,287,136
Unity Bancorp	79,297	1,804,007

		203,350,353

CAPITAL MARKETS - 9.2%
AllianceBernstein Holding L.P.	371,187	10,597,389
Apollo Global Management LLC Cl. A	256,203	8,165,190
Ares Management L.P.	853,667	17,670,907
Artisan Partners Asset Management Cl. A	192,000	5,788,800
Ashmore Group	2,509,996	12,355,880
Associated Capital Group Cl. A	169,226	6,422,127
Bolsa Mexicana de Valores	4,831,182	8,132,144
Cohen & Steers	271,971	11,343,910
Coronation Fund Managers	470,890	2,001,647
Edmond de Rothschild (Suisse)	219	3,781,581
Egyptian Financial Group-Hermes
Holding Company [1]	1,038,708	1,340,044
Federated Investors Cl. B	603,275	14,068,373
GAMCO Investors Cl. A	225,730	6,040,535
Houlihan Lokey Cl. A	86,779	4,444,820
KKR & Co. L.P.	538,863	13,390,745
Moelis & Company Cl. A	70,287	4,122,333
Morningstar	29,992	3,846,474
MVC Capital	289,585	2,751,057
Oaktree Capital Group LLC Cl. A	75,400	3,065,010
Oaktree Specialty Lending	248,411	1,187,405
Och-Ziff Capital Management Group LLC Cl. A	615,026	1,187,000
Oppenheimer Holdings Cl. A	103,576	2,900,128
Rothschild & Co	248,042	8,385,757
†Sprott	3,000,000	6,937,208
Teton Advisors Cl. A [2]	972	47,628
TMX Group	283,861	18,608,102
Value Partners Group	9,631,870	7,611,603
Virtu Financial Cl. A	102,104	2,710,861
Vontobel Holding	64,993	4,722,050
Waddell & Reed Financial Cl. A	91,564	1,645,405
Westwood Holdings Group	155,629	9,266,151

		204,538,264

DIVERSIFIED FINANCIAL SERVICES - 0.1%
First Pacific	638,477	308,431
Jefferies Financial Group	122,251	2,779,988

		3,088,419

INSURANCE - 8.4%
Alleghany Corporation	42,330	24,338,480
Assured Guaranty	271,314	9,694,049
Baldwin & Lyons Cl. B	230,445	5,622,858
E-L Financial	44,018	27,455,459
Employers Holdings	70,161	2,820,472
Erie Indemnity Cl. A	298,795	35,036,702
First American Financial	70,330	3,637,468
Gallagher (Arthur J.) & Co.	55,575	3,627,936
Horace Mann Educators	17,277	770,554
James River Group Holdings	219,390	8,619,833
Kingstone Companies	109,364	1,848,252
Mercury General	102,783	4,682,793
National Western Life Group Cl. A	5,464	1,678,869
Old Republic International	493,421	9,824,012
ProAssurance Corporation	389,855	13,820,360
Reinsurance Group of America	98,854	13,195,032
RLI Corp.	117,102	7,750,981
Selective Insurance Group	24,241	1,333,255
State Auto Financial	158,823	4,750,396
Universal Insurance Holdings	87,285	3,063,704
White Mountains Insurance Group	2,179	1,975,503

		185,546,968

INVESTMENT COMPANIES - 0.0%
RIT Capital Partners	28,161	767,467

THRIFTS & MORTGAGE FINANCE - 1.5%
Genworth MI Canada	566,902	18,447,547
Southern Missouri Bancorp	31,995	1,248,445
Timberland Bancorp	124,016	4,630,758
TrustCo Bank Corp. NY	986,037	8,775,729

		33,102,479

Total (Cost $401,043,787)		630,393,950

HEALTH CARE – 1.9%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
Atrion Corporation	8,185	4,906,089
Hill-Rom Holdings	120,759	10,547,091
Meridian Bioscience	141,351	2,247,481
Teleflex	38,413	10,302,751

		28,003,412

HEALTH CARE PROVIDERS & SERVICES - 0.5%
Chemed Corporation	18,667	6,007,227
Ensign Group (The)	119,308	4,273,613

		10,280,840

PHARMACEUTICALS - 0.2%
Recordati	91,094	3,623,288

Total (Cost $14,297,988)		41,907,540

INDUSTRIALS – 25.5%
AEROSPACE & DEFENSE - 1.0%
HEICO Corporation	296,128	21,596,578
†Magellan Aerospace	100,000	1,221,618

		22,818,196

AIR FREIGHT & LOGISTICS - 0.9%
Expeditors International of Washington	275,526	20,140,951

AIRLINES - 1.0%
Allegiant Travel	65,736	9,134,017
Hawaiian Holdings	373,663	13,433,185

		22,567,202

BUILDING PRODUCTS - 1.1%
A. O. Smith Corporation	247,749	14,654,353
Apogee Enterprises	204,847	9,867,480

		24,521,833

COMMERCIAL SERVICES & SUPPLIES - 5.2%
ABM Industries	434,743	12,685,801
Deluxe Corporation	30,874	2,044,168
Ennis	163,629	3,329,850
Herman Miller	332,322	11,265,716
HNI Corporation	322,396	11,993,131
Kimball International Cl. B	1,082,038	17,485,734
McGrath RentCorp	259,846	16,440,456
MSA Safety	138,913	13,382,878
Pitney Bowes	112,082	960,543
Ritchie Bros. Auctioneers	603,843	20,603,123
Tetra Tech	20,496	1,199,016
UniFirst Corporation	19,261	3,407,271

		114,797,687

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING - 1.2%
†Argan	187,000	$7,657,650
Comfort Systems USA	156,378	7,162,112
EMCOR Group	51,357	3,912,376
KBR	364,467	6,531,249

		25,263,387

ELECTRICAL EQUIPMENT - 2.2%
EnerSys	85,664	6,393,961
Hubbell Cl. B	196,973	20,827,925
LSI Industries	827,785	4,420,372
Preformed Line Products	190,382	16,902,114

		48,544,372

INDUSTRIAL CONGLOMERATES - 0.8%
Raven Industries	453,562	17,439,459

MACHINERY - 8.2%
Alamo Group	37,040	3,346,934
American Railcar Industries	154,669	6,106,332
Federal Signal	91,556	2,132,339
Franklin Electric	526,497	23,745,015
Gorman-Rupp Company (The)	309,167	10,820,845
Greenbrier Companies (The)	94,392	4,979,178
Hillenbrand	24,064	1,134,618
Kadant	22,650	2,177,797
Lincoln Electric Holdings	133,215	11,690,948
Lindsay Corporation	143,818	13,948,908
Miller Industries	351,434	8,979,139
Mueller (Paul) Company [1,2]	28,494	840,858
Mueller Industries	290,574	8,574,839
Nordson Corporation	41,828	5,371,133
Standex International	40,308	4,119,478
Starrett (L.S.) Company (The) Cl. A [1,5]	421,957	2,700,525
Sun Hydraulics	140,290	6,760,575
Tennant Company	263,500	20,816,500
Trinity Industries	510,053	17,474,416
Wabash National	819,222	15,286,683
Woodward	152,028	11,684,872

		182,691,932

MARINE - 0.9%
Clarkson	636,371	19,316,571

PROFESSIONAL SERVICES - 2.4%
Exponent	113,428	5,478,572
Forrester Research	36,977	1,551,185
Heidrick & Struggles International	109,628	3,836,980
Insperity	52,352	4,986,528
†Kforce	158,246	5,427,838
Korn/Ferry International	72,364	4,481,503
ManpowerGroup	277,557	23,886,555
Robert Half International	65,346	4,254,025

		53,903,186

ROAD & RAIL - 0.1%
Werner Enterprises	56,798	2,132,765

TRADING COMPANIES & DISTRIBUTORS - 0.4%
Applied Industrial Technologies	41,450	2,907,717
Systemax	187,538	6,438,180

		9,345,897

TRANSPORTATION INFRASTRUCTURE - 0.1%
Grupo Aeroportuario del Pacifico	96,468	895,208

Total (Cost $273,762,092)		564,378,646

INFORMATION TECHNOLOGY – 6.2%
COMMUNICATIONS EQUIPMENT - 0.1%
ADTRAN	126,880	1,884,168
TESSCO Technologies	39,149	677,278

		2,561,446

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.9%
AVX Corporation	871,852	13,661,921
Bel Fuse Cl. A	19,293	412,870
†Benchmark Electronics	280,978	8,190,509
Methode Electronics	595,456	23,996,877
National Instruments	224,871	9,440,084
PC Connection	409,551	13,597,093
Vishay Intertechnology	783,334	18,173,349

		87,472,703

IT SERVICES - 0.1%
MAXIMUS	47,442	2,946,623

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
Cohu	161,012	3,946,404
†Kulicke & Soffa Industries	416,355	9,917,576
MKS Instruments	213,155	20,398,934
Silicon Motion Technology ADR	127,450	6,740,831
Xperi	55,763	897,784

		41,901,529

SOFTWARE - 0.2%
Ebix	46,674	3,558,892

Total (Cost $96,158,034)		138,441,193

MATERIALS – 10.9%
CHEMICALS - 5.7%
Albemarle Corporation	141,000	13,300,530
Balchem Corporation	125,400	12,306,756
Cabot Corporation	294,888	18,215,232
Chase Corporation	204,955	24,030,974
FutureFuel Corporation	201,809	2,827,344
Innospec	28,121	2,152,662
Minerals Technologies	78,900	5,945,115
Quaker Chemical	231,293	35,820,347
Trinseo	31,709	2,249,753
Umicore	187,280	10,749,380

		127,598,093

CONTAINERS & PACKAGING - 1.8%
AptarGroup	95,638	8,930,677
Greif Cl. A	179,342	9,485,398
Mayr-Melnhof Karton	49,643	6,701,690
Sonoco Products	265,604	13,944,210

		39,061,975

METALS & MINING - 2.9%
Alamos Gold Cl. A	866,066	4,934,267
Ampco-Pittsburgh [1]	124,524	1,276,371
Carpenter Technology	115,267	6,059,586
Compass Minerals International	211,744	13,922,168
Ferroglobe (Warranty Insurance Trust) [1,3]	569,803	0
Franco-Nevada Corporation	69,207	5,053,495
Gold Fields ADR	1,260,816	4,501,113
Haynes International	240,815	8,847,543
Reliance Steel & Aluminum	25,231	2,208,722
Royal Gold	17,277	1,603,997
Schnitzer Steel Industries Cl. A	104,559	3,523,639
Worthington Industries	303,867	12,753,298

		64,684,199

74 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
PAPER & FOREST PRODUCTS - 0.5%
Domtar Corporation	97,329	$4,646,486
Neenah	33,839	2,871,239
Pope Resources L.P.	12,075	887,513
Resolute Forest Products [1]	82,800	856,980
Schweitzer-Mauduit International	34,824	1,522,505

		10,784,723

Total (Cost $119,704,373)		242,128,990

REAL ESTATE – 1.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
CBL & Associates Properties	260,275	1,449,732
†Kite Realty Group Trust	92,600	1,581,608
Lexington Realty Trust	303,511	2,649,651
†PotlatchDeltic Corporation	207,860	10,569,681

		16,250,672

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
†Kennedy-Wilson Holdings	732,200	15,486,030

Total (Cost $24,515,749)		31,736,702

TELECOMMUNICATION SERVICES – 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
ATN International	172,585	9,107,311

WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Telephone and Data Systems	219,558	6,020,280

Total (Cost $9,497,201)		15,127,591

UTILITIES – 2.4%
ELECTRIC UTILITIES - 0.5%
ALLETE	134,248	10,392,138

GAS UTILITIES - 0.1%
Star Group L.P.	217,523	2,131,725

WATER UTILITIES - 1.8%
Aqua America	408,181	14,359,808
SJW Group	318,275	21,076,170
York Water	138,001	4,388,432

		39,824,410

Total (Cost $19,150,235)		52,348,273

TOTAL COMMON STOCKS

(Cost $1,221,030,832)		2,084,142,940

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BOND– 0.2%
Unit Corporation 6.625%
due 5/15/21

(Cost $3,901,743)	$4,411,900	$4,400,870

REPURCHASE AGREEMENT– 5.7%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$126,084,677 (collateralized by obligations of various U.S. Government Agencies, 1.125%-
1.375% due 9/30/21-10/07/21, valued at $128,605,501)

(Cost $126,081,000)		126,081,000

TOTAL INVESTMENTS – 99.9%

(Cost $1,351,013,575)		2,214,624,810

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		2,782,710

NET ASSETS – 100.0%		$2,217,407,520

†	New additions in 2018.
[1]	Non-income producing.
[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[3]
Securities for which market quotations are not readily available represent 0.0%, 0.0%, 0.4%, 0.0% and 0.0% of net assets for Royce International Discovery Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Small/Mid-Cap Premier Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	All or a portion of these securities were on loan at June 30, 2018.
[5]
At June 30, 2018, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2018, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 75

Statements of Assets and Liabilities

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce International
	Value Fund	Fund	Discovery Fund	Premier Fund

ASSETS:
Investments at value

Non-Affiliated Companies	$164,226,702	$53,454,907	$7,660,090	$223,478,008

Repurchase agreements (at cost and value)	2,288,000	3,525,000	297,000	10,354,000

Cash and foreign currency	1,884	2,384	4,541	79,544

Receivable for investments sold	340,883	–	27,205	–

Receivable for capital shares sold	91,229	3,972	895	695,096

Receivable for dividends and interest	157,877	90,931	11,228	649,072

Receivable due from investment advisor	–	–	6,168	–

Prepaid expenses and other assets	2,893	1,297	20,399	3,791

Total Assets	167,109,468	57,078,491	8,027,526	235,259,511

LIABILITIES:
Payable for investments purchased	221,185	–	–	1,159,758

Payable for capital shares redeemed	206,024	29,998	45,188	355,626

Payable for investment advisory fees	108,889	41,405	–	148,518

Payable for trustees’ fees	6,794	1,865	262	5,670

Accrued expenses	158,824	68,703	9,319	197,949

Deferred capital gains tax	–	6,145	–	–

Total Liabilities	701,716	148,116	54,769	1,867,521

Net Assets	$166,407,752	$56,930,375	$7,972,757	$233,391,990

ANALYSIS OF NET ASSETS:
Paid-in capital	$97,537,278	$41,398,765	$7,604,580	$283,668,202

Undistributed net investment income (loss)	(8,193)	(410,120)	(937)	(599,504)

Accumulated net realized gain (loss) on investments and foreign currency	10,268,953	3,873,724	290,619	(60,013,553)

Net unrealized appreciation (depreciation) on investments and foreign currency	58,609,714	12,068,006	78,495	10,336,845

Net Assets	$166,407,752	$56,930,375	$7,972,757	$233,391,990

Investment Class	$115,434,148			$171,566,980

Service Class	48,904,680	$48,122,520	$7,972,757	43,583,484

Consultant Class	1,302,117			9,885,417

Institutional Class	766,807	8,807,855		8,356,109

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	15,695,919			13,527,584

Service Class	6,479,641	4,436,383	676,100	2,883,401

Consultant Class	150,881			603,078

Institutional Class	105,642	630,513		658,682

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$7.35			$12.68

Service Class[1]	7.55	$10.85	$11.79	15.12

Consultant Class[2]	8.63			16.39

Institutional Class[3]	7.26	13.97		12.69

Investments at identified cost	$105,617,014	$41,380,189	$7,581,557	$213,124,334

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Discovery Fund and Royce International Premier Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.

76 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

	Royce Low-Priced	Royce Micro-Cap	Royce Micro-Cap	Royce Opportunity
	Stock Fund	Fund	Opportunity Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$266,920,780	$193,581,959	$45,829,279	$1,217,784,291

Repurchase agreements (at cost and value)	12,739,000	8,277,000	2,245,000	96,754,000

Cash and foreign currency	8,540	9,845	402	987

Receivable for investments sold	–	–	22,365	2,605,971

Receivable for capital shares sold	9,745	12,428	4,164	2,178,555

Receivable for dividends and interest	112,469	144,904	12,759	609,456

Receivable for securities lending income	8,472	11,571	–	53,774

Prepaid expenses and other assets	–	280	1,168	27,739

Total Assets	279,799,006	202,037,987	48,115,137	1,320,014,773

LIABILITIES:
Payable for collateral on loaned securities	7,857,308	3,716,832	–	22,685,409

Payable for investments purchased	691,277	388,913	20,600	4,065,678

Payable for capital shares redeemed	281,658	194,527	100,000	2,100,806

Payable for investment advisory fees	227,068	204,912	41,014	1,082,858

Payable for trustees’ fees	8,608	7,414	1,624	52,918

Accrued expenses	674,057	196,788	31,374	683,299

Total Liabilities	9,739,976	4,709,386	194,612	30,670,968

Net Assets	$270,059,030	$197,328,601	$47,920,525	$1,289,343,805

ANALYSIS OF NET ASSETS:
Paid-in capital	$177,648,170	$132,863,142	$31,607,999	$915,862,641

Undistributed net investment income (loss)	(991,149)	(821,058)	(214,427)	(3,624,819)

Accumulated net realized gain (loss) on investments and foreign currency	40,588,554	12,121,146	6,865,750	211,250,548

Net unrealized appreciation (depreciation) on investments and foreign currency	52,813,455	53,165,371	9,661,203	165,855,435

Net Assets	$270,059,030	$197,328,601	$47,920,525	$1,289,343,805

Investment Class	$60,061,258	$159,817,813	$46,631,409	$804,294,850

Service Class	209,997,772	13,709,755	1,289,116	76,213,324

Consultant Class		23,801,033		17,536,116

Institutional Class				355,530,216

R Class				35,769,299

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	6,457,560	12,456,862	2,188,085	56,940,065

Service Class	22,702,067	1,091,203	120,473	5,796,091

Consultant Class		2,386,548		1,514,528

Institutional Class				24,670,863

R Class				2,815,875

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$9.30	$12.83	$21.31	$14.13

Service Class[2]	9.25	12.56	10.70	13.15

Consultant Class[3]		9.97		11.58

Institutional Class[4]				14.41

R Class[4]				12.70

Investments at identified cost	$214,107,165	$140,415,471	$36,168,076	$1,051,928,856

Market value of loaned securities[5]	8,449,773	6,431,387	–	78,543,730

[1]	See Notes to Financial Statements for additional collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 77

Statements of Assets and Liabilities

	Royce Pennsylvania		Royce Small-Cap	Royce Small-Cap
	Mutual Fund	Royce Premier Fund	Leaders Fund	Value Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$1,966,684,090	$2,130,773,835	$73,742,481	$216,163,874

Affiliated Companies	–	45,809,813	–	–

Repurchase agreements (at cost and value)	102,601,000	99,671,000	6,363,000	20,991,000

Cash and foreign currency	117,824	310,176	15,551	471

Receivable for investments sold	20,941,686	12,912,556	409,184	2,179,465

Receivable for capital shares sold	697,887	3,329,097	236,841	190,704

Receivable for dividends and interest	954,753	2,704,777	35,860	186,448

Receivable for securities lending income	43,903	2,029	2,820	802

Prepaid expenses and other assets	2,869,702	15,912	22	581

Total Assets	2,094,910,845	2,295,529,195	80,805,759	239,713,345

LIABILITIES:
Payable for collateral on loaned securities	7,149,754	–	–	–

Payable for investments purchased	17,239,315	13,180,291	248,723	614,244

Payable for capital shares redeemed	1,231,092	1,494,041	62,355	179,693

Payable for investment advisory fees	1,316,503	1,907,996	67,402	199,314

Payable for trustees’ fees	77,361	79,281	3,392	11,843

Accrued expenses	1,281,442	1,904,789	107,930	302,821

Total Liabilities	28,295,467	18,566,398	489,802	1,307,915

Net Assets	$2,066,615,378	$2,276,962,797	$80,315,957	$238,405,430

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,048,250,632	$934,510,609	$53,495,989	$174,184,782

Undistributed net investment income (loss)	(244,065)	1,380,156	58,475	238,067

Accumulated net realized gain (loss) on investments and foreign currency	216,750,486	284,976,156	9,489,937	20,436,810

Net unrealized appreciation (depreciation) on investments and foreign currency	801,858,325	1,056,095,876	17,271,556	43,545,771

Net Assets	$2,066,615,378	$2,276,962,797	$80,315,957	$238,405,430

Investment Class	$1,592,737,191	$1,909,485,642	$43,660,514	$70,369,678

Service Class	51,184,555	50,337,489	36,655,443	144,851,904

Consultant Class	343,971,037	29,797,910		12,544,348

Institutional Class	65,207,956	247,483,070

W Class		27,747,908

R Class	13,514,639	12,110,778		10,639,500

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	143,201,727	112,153,778	6,312,964	6,459,338

Service Class	4,595,148	3,043,784	5,368,767	13,364,830

Consultant Class	38,660,015	2,211,912		1,298,718

Institutional Class	5,848,230	14,342,297

W Class		1,622,029

R Class	1,290,652	769,884		1,021,220

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$11.12	$17.03	$6.92	$10.89

Service Class[2]	11.14	16.54	6.83	10.84

Consultant Class[3]	8.90	13.47		9.66

Institutional Class[4]	11.15	17.26

W Class[4]		17.11

R Class[4]	10.47	15.73		10.42

Investments at identified cost	$1,164,824,585	$1,120,457,606	$56,471,003	$172,618,103

Market value of loaned securities[5]	45,813,463	7,041,361	2,150,346	8,251,222

[1]	See Notes to Financial Statements for additional collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

78 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

		Royce Smaller-
	Royce Small/Mid-Cap	Companies Growth	Royce Special Equity
	Premier Fund	Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$162,703,354	$361,805,907	$875,341,890

Affiliated Companies	–	–	347,655,387

Repurchase agreements (at cost and value)	29,491,000	21,889,000	178,533,000

Cash and foreign currency	162	14,922	212,968

Receivable for investments sold	492,783	568,273	778,446

Receivable for capital shares sold	3,401	76,105	534,014

Receivable for dividends and interest	136,203	97,312	457,029

Receivable for securities lending income	–	42,674	–

Prepaid expenses and other assets	3,374	405	23,597

Total Assets	192,830,277	384,494,598	1,403,536,331

LIABILITIES:
Payable for collateral on loaned securities	–	15,347,529	–

Payable for investments purchased	1,723,383	1,047,847	4,007

Payable for capital shares redeemed	138,797	153,636	1,884,898

Payable for investment advisory fees	136,569	308,888	1,166,972

Payable for trustees’ fees	7,350	13,438	52,605

Accrued expenses	93,171	327,123	947,489

Total Liabilities	2,099,270	17,198,461	4,055,971

Net Assets	$190,731,007	$367,296,137	$1,399,480,360

ANALYSIS OF NET ASSETS:
Paid-in capital	$139,262,384	$203,415,470	$886,336,040

Undistributed net investment income (loss)	(1,120)	(2,041,487)	9,228,266

Accumulated net realized gain (loss) on investments and foreign currency	26,712,439	73,173,638	63,408,322

Net unrealized appreciation (depreciation) on investments and foreign currency	24,757,304	92,748,516	440,507,732

Net Assets	$190,731,007	$367,296,137	$1,399,480,360

Investment Class	$76,858,845	$124,393,631	$1,114,110,925

Service Class	104,968,956	223,091,286	53,407,732

Consultant Class	8,903,206	10,065,084	40,172,180

Institutional Class		9,746,136	191,789,523

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	5,063,409	10,292,697	51,297,977

Service Class	6,941,663	18,901,984	2,466,222

Consultant Class	835,030	986,341	2,040,507

Institutional Class		796,798	8,901,910

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$15.18	$12.09	$21.72

Service Class[2]	15.12	11.80	21.66

Consultant Class[3]	10.66	10.20	19.69

Institutional Class[4]		12.23	21.54

Investments at identified cost	$137,943,204	$269,057,822	$782,489,545

Market value of loaned securities[5]	–	44,812,593	–

[1]	See Notes to Financial Statements for additional collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 79

Statements of Assets and Liabilities	June 30, 2018 (unaudited)

	Royce Special Equity	Royce Total Return
	Multi-Cap Fund	Fund

ASSETS:
Investments at value

Non-Affiliated Companies	$56,893,311	$2,085,843,285

Affiliated Companies	–	2,700,525

Repurchase agreements (at cost and value)	9,659,000	126,081,000

Cash and foreign currency	886	110,296

Receivable for investments sold	145,463	6,609,653

Receivable for capital shares sold	3,970	737,686

Receivable for dividends and interest	132,628	2,145,421

Receivable for securities lending income	–	5,487

Prepaid expenses and other assets	2,393	30,364

Total Assets	66,837,651	2,224,263,717

LIABILITIES:
Payable for investments purchased	–	1,851,896

Payable for capital shares redeemed	31,505	1,458,669

Payable for investment advisory fees	42,587	1,847,643

Payable for trustees’ fees	3,738	87,584

Accrued expenses	33,969	1,610,405

Total Liabilities	111,799	6,856,197

Net Assets	$66,725,852	$2,217,407,520

ANALYSIS OF NET ASSETS:
Paid-in capital	$40,086,730	$1,096,168,652

Undistributed net investment income (loss)	426,938	5,188,546

Accumulated net realized gain (loss) on investments and foreign currency	10,134,039	252,445,179

Net unrealized appreciation (depreciation) on investments and foreign currency	16,078,145	863,605,143

Net Assets	$66,725,852	$2,217,407,520

Investment Class	$34,812,171	$1,471,521,877

Service Class	21,239,441	115,578,593

Consultant Class	3,095,928	227,078,352

Institutional Class	7,578,312	310,533,196

W Class		41,769,590

R Class		50,925,912

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,359,003	108,359,935

Service Class	1,435,280	8,325,308

Consultant Class	323,229	16,279,169

Institutional Class	513,753	23,175,858

W Class		3,082,244

R Class		3,640,883

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$14.76	$13.58

Service Class[1]	14.80	13.88

Consultant Class[2]	9.58	13.95

Institutional Class[3]	14.75	13.40

W Class[3]		13.55

R Class[3]		13.99

Investments at identified cost	$40,815,166	$1,224,932,575

Market value of loaned securities[4]	–	1,398,602

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.
[4]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

80 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

			Royce Global Financial		Royce International
	Royce Dividend Value Fund		Services Fund		Discovery Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,329,224	$2,280,180	$294,291	$471,327	$37,493	$53,380

Net realized gain (loss) on investments and foreign currency	5,140,080	18,297,291	2,367,675	2,858,049	253,606	552,576

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,806,409)	18,224,489	(1,200,888)	7,231,886	(832,355)	1,128,495

Net increase (decrease) in net assets from investment operations	(3,337,105)	38,801,960	1,461,078	10,561,262	(541,256)	1,734,451

DISTRIBUTIONS:
Net investment income

Investment Class	(951,345)	(1,688,912)

Service Class	(375,466)	(846,970)	–	(986,382)	–	(107,044)

Consultant Class	(3,790)	(4,237)

Institutional Class	(6,817)	(18,851)	–	(167,148)

Net realized gain on investments and foreign currency

Investment Class	–	(14,477,583)

Service Class	–	(7,304,418)	–	(662,198)	–	–

Consultant Class	–	(181,382)

Institutional Class	–	(130,731)	–	(120,249)

Total distributions	(1,337,418)	(24,653,084)	–	(1,935,977)	–	(107,044)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(2,502,280)	16,740,068

Service Class	(9,379,646)	(64,897,762)	(287,909)	(3,795,110)	561,294	265,620

Consultant Class	(195,537)	(143,060)

Institutional Class	(336,941)	243,028	(47,865)	871,153

Shareholder redemption fees
Investment Class	137	685

Service Class	63	297	157	803	–	–

Net increase (decrease) in net assets from capital share transactions	(12,414,204)	(48,056,744)	(335,617)	(2,923,154)	561,294	265,620

Net Increase (Decrease) In Net Assets	(17,088,727)	(33,907,868)	1,125,461	5,702,131	20,038	1,893,027

NET ASSETS:

Beginning of period	183,496,479	217,404,347	55,804,914	50,102,783	7,952,719	6,059,692

End of period	$166,407,752	$183,496,479	$56,930,375	$55,804,914	$7,972,757	$7,952,719

Undistributed Net Investment Income (Loss) at End of Period	$(8,193)	$1	$(410,120)	$(704,412)	$(937)	$(38,429)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 81

Statements of Changes in Net Assets

	Royce International Premier Fund		Royce Low-Priced Stock Fund		Royce Micro-Cap Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,463,289	$237,349	$(154,413)	$(291,010)	$(429,226)	$(942,398)

Net realized gain (loss) on investments and foreign currency	8,253,307	3,680,377	36,461,926	15,097,585	10,120,845	10,296,764

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(18,461,457)	27,102,687	(12,486,630)	10,250,496	8,960,679	1,327,812

Net increase (decrease) in net assets from investment operations	(8,744,861)	31,020,413	23,820,883	25,057,071	18,652,298	10,682,178

DISTRIBUTIONS:

Net investment income
Investment Class	–	(1,090,465)	–	(85,079)	–	(86,233)

Service Class	–	(339,271)	–	–	–	–

Consultant Class	–	(16,145)			–	–

Institutional Class	–		–	–

R Class	–	(528)	–	–

K Class		–		–

Net realized gain on investments and foreign currency

Investment Class	–	–	–	(3,133,238)	–	(12,264,977)

Service Class	–	–	–	(13,190,619)	–	(1,040,573)

Consultant Class	–	–			–	(1,796,683)

Institutional Class	–		–	(510,913)

R Class	–	–	–	(63,719)

K Class		–		–

Total distributions	–	(1,446,409)	–	(16,983,568)	–	(15,188,466)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	75,241,638	70,906,431	2,346,697	30,348,947	(22,429,039)	(22,312,303)

Service Class	(3,566,912)	(5,164,114)	(17,903,138)	(80,488,211)	(1,350,964)	(3,223,507)

Consultant Class	990,556	2,132,432			(2,755,000)	(8,442,359)

Institutional Class	8,512,520		(5,851,516)	(7,324,047)

R Class	(72,570)	1,636	(1,044,390)	(11,249)

K Class		(24,050)		(1,100,085)

Shareholder redemption fees

Investment Class	69	124	–	1	25	101

Service Class	3,880	1,070	323	1,313	–	1

Net increase (decrease) in net assets from capital share transactions	81,109,181	67,853,529	(22,452,024)	(58,573,331)	(26,534,978)	(33,978,067)

Net Increase (Decrease) In Net Assets	72,364,320	97,427,533	1,368,859	(50,499,828)	(7,882,680)	(38,484,355)

NET ASSETS:

Beginning of period	161,027,670	63,600,137	268,690,171	319,189,999	205,211,281	243,695,636

End of period	$233,391,990	$161,027,670	$270,059,030	$268,690,171	$197,328,601	$205,211,281

Undistributed Net Investment Income (Loss) at End of Period	$(599,504)	$(2,062,792)	$(991,149)	$(836,737)	$(821,058)	$(391,832)

82 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Micro-Cap Opportunity Fund		Royce Opportunity Fund		Royce Pennsylvania Mutual Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$(214,257)	$(367,349)	$(2,148,791)	$(4,431,770)	$891,579	$6,440,543

Net realized gain (loss) on investments and foreign currency	4,546,045	7,858,653	201,268,619	216,170,387	159,026,286	488,742,487

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(837,070)	3,535,862	(143,258,827)	90,098,545	(46,504,375)	(154,036,247)

Net increase (decrease) in net assets from investment operations	3,494,718	11,027,166	55,861,001	301,837,162	113,413,490	341,146,783

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	–	–	–	(7,987,534)

Service Class	–	–	–	–	–	–

Consultant Class			–	–	–	–

Institutional Class			–	–	–	(388,357)

R Class			–	–	–	–

K Class			–	–	–	–

Net realized gain on investments and foreign currency

Investment Class	–	(3,626,362)	–	(108,241,208)	–	(285,042,653)

Service Class	–	(92,454)	–	(12,864,359)	–	(10,218,444)

Consultant Class			–	(2,689,459)	–	(63,150,785)

Institutional Class			–	(83,520,830)	–	(12,499,024)

R Class			–	(5,143,569)	–	(2,671,936)

K Class			–	(1,024,733)	–	(494,633)

Total distributions	–	(3,718,816)	–	(213,484,158)	–	(382,453,366)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(2,767,406)	(6,319,564)	(33,325,507)	9,573,855	(118,528,108)	(542,378)

Service Class	71,284	3,024	(23,152,125)	18,697,997	(6,574,160)	(45,893,771)

Consultant Class			(3,673,428)	(1,650,429)	(35,434,408)	(29,481,038)

Institutional Class			(302,840,427)	19,603,227	8,619,223	(210,408,701)

R Class			(4,832,119)	(1,661,406)	(2,360,891)	(1,566,030)

K Class			(7,623,085)	613,559	(2,826,318)	(330,664)

Shareholder redemption fees

Investment Class	2	40	1,098	882	336	3,623

Service Class	–	268	4,237	1,535	66	3,258

Net increase (decrease) in net assets from capital share transactions	(2,696,120)	(6,316,232)	(375,441,356)	45,179,220	(157,104,260)	(288,215,701)

Net Increase (Decrease) In Net Assets	798,598	992,118	(319,580,355)	133,532,224	(43,690,770)	(329,522,284)

NET ASSETS:

Beginning of period	47,121,927	46,129,809	1,608,924,160	1,475,391,936	2,110,306,148	2,439,828,432

End of period	$47,920,525	$47,121,927	$1,289,343,805	$1,608,924,160	$2,066,615,378	$2,110,306,148

Undistributed Net Investment Income (Loss) at End of Period	$(214,427)	$(170)	$(3,624,819)	$(1,476,027)	$(244,065)	$(1,135,644)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 83

Statements of Changes in Net Assets

	Royce Premier Fund		Royce Small-Cap Leaders Fund		Royce Small-Cap Value Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,380,157	$(492,893)	$59,622	$416,289	$166,050	$847,504

Net realized gain (loss) on investments and foreign currency	177,282,432	459,154,057	6,157,290	13,922,956	15,369,678	25,191,109

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(117,482,039)	29,910,588	(3,309,054)	(5,697,082)	486,424	(24,332,356)

Net increase (decrease) in net assets from investment operations	61,180,550	488,571,752	2,907,858	8,642,163	16,022,152	1,706,257

DISTRIBUTIONS:
Net investment income

Investment Class	–	(1,809,066)	–	(283,985)	–	(381,978)

Service Class	–	–	–	(137,349)	–	(408,089)

Consultant Class	–	–			–	–

Institutional Class	–	(410,543)			–	(7,395)

W Class	–	–

R Class	–	–	–	–	–	–

K Class				–	–	(2,874)

Net realized gain on investments and foreign currency

Investment Class	–	(267,764,787)	–	(6,411,507)	–	(2,247,083)

Service Class	–	(7,252,558)	–	(5,651,383)	–	(5,138,678)

Consultant Class	–	(4,144,802)			–	(444,590)

Institutional Class	–	(33,418,762)			–	(134,011)

W Class	–	(4,597,603)

R Class	–	(1,727,921)	–	(257,152)	–	(500,452)

K Class				–	–	(68,590)

Total distributions	–	(321,126,042)	–	(12,741,376)	–	(9,333,740)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(120,723,987)	81,514,928	(1,792,681)	(1,951,684)	(263,152)	(6,999,180)

Service Class	(5,600,183)	4,336,691	(3,539,679)	(9,943,272)	(17,187,338)	(61,247,469)

Consultant Class	(2,340,372)	(2,058,012)			(1,363,479)	(3,351,678)

Institutional Class	(9,335,151)	(15,282,802)			(3,864,348)	(115,759,482)

W Class	(5,014,071)	(133,231,371)

R Class	(1,016,657)	(2,049,376)	(1,817,087)	34,966	(4,647,769)	(3,502,573)

K Class				(507,282)	(1,969,073)	(1,014,434)

Shareholder redemption fees

Investment Class	186	1,501	–	–	2	2

Service Class	26	210	–	9	49	215

Net increase (decrease) in net assets from capital share transactions	(144,030,209)	(66,768,231)	(7,149,447)	(12,367,263)	(29,295,108)	(191,874,599)

Net Increase (Decrease) In Net Assets	(82,849,659)	100,677,479	(4,241,589)	(16,466,476)	(13,272,956)	(199,502,082)

NET ASSETS:

Beginning of period	2,359,812,456	2,259,134,977	84,557,546	101,024,022	251,678,386	451,180,468

End of period	$2,276,962,797	$2,359,812,456	$80,315,957	$84,557,546	$238,405,430	$251,678,386

Undistributed Net Investment Income (Loss) at End of Period	$1,380,156	$(2)	$58,475	$(1,148)	$238,067	$72,017

84 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

			Royce Smaller-Companies
	Royce Small/Mid-Cap Premier Fund		Growth Fund		Royce Special Equity Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,530)	$255,723	$(1,281,929)	$(3,551,983)	$9,218,646	$7,799,885

Net realized gain (loss) on investments and foreign currency	20,372,833	27,250,361	41,453,764	79,279,642	49,670,198	93,712,628

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(26,679,737)	12,933,995	(4,338,494)	(9,991,302)	(68,389,410)	12,284,811

Net increase (decrease) in net assets from investment operations	(6,310,434)	40,440,079	35,833,341	65,736,357	(9,500,566)	113,797,324

DISTRIBUTIONS:
Net investment income

Investment Class	–	(118,389)	–	–	–	(5,996,532)

Service Class	–	–	–	–	–	(342,321)

Consultant Class	–	–	–	–	–	–

Institutional Class			–	–	–	(1,491,423)

R Class	–	–	–	–

K Class		–		–

Net realized gain on investments and foreign currency

Investment Class	–	(9,480,846)	–	(21,690,840)	–	(87,581,521)

Service Class	–	(13,095,068)	–	(40,468,096)	–	(8,430,728)

Consultant Class	–	(1,217,825)	–	(1,837,925)	–	(3,556,231)

Institutional Class			–	(1,658,704)	–	(18,778,224)

R Class	–	(253,421)	–	(121,248)

K Class		–		–

Total distributions	–	(24,165,549)	–	(65,776,813)	–	(126,176,980)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(2,227,433)	(11,893,481)	(7,457,952)	25,645,877	(23,583,073)	(73,416,864)

Service Class	(4,110,769)	(17,897,723)	(26,737,907)	(60,569,518)	(52,427,254)	(18,993,676)

Consultant Class	(1,081,677)	(2,055,396)	(1,002,969)	(326,137)	(5,990,198)	(3,257,402)

Institutional Class			(522,986)	(12,235,750)	(52,902,498)	41,944,286

R Class	(2,143,847)	140,638	(595,855)	(199,205)

K Class		(4,272,121)		(210,263)

Shareholder redemption fees

Investment Class	98	56	–	2	703	4,736

Service Class	380	31	243	1,059	209	874

Net increase (decrease) in net assets from capital share transactions	(9,563,248)	(35,977,996)	(36,317,426)	(47,893,935)	(134,902,111)	(53,718,046)

Net Increase (Decrease) In Net Assets	(15,873,682)	(19,703,466)	(484,085)	(47,934,391)	(144,402,677)	(66,097,702)

NET ASSETS:

Beginning of period	206,604,689	226,308,155	367,780,222	415,714,613	1,543,883,037	1,609,980,739

End of period	$190,731,007	$206,604,689	$367,296,137	$367,780,222	$1,399,480,360	$1,543,883,037

Undistributed Net Investment Income (Loss) at End of Period	$(1,120)	$2,410	$(2,041,487)	$(759,557)	$9,228,266	$9,620

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 85

Statements of Changes in Net Assets

	Royce Special Equity
	Multi-Cap Fund		Royce Total Return Fund
	Six Months Ended		Six Months Ended
	6/30/18 (unaudited)	Year Ended 12/31/17	6/30/18 (unaudited)	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$426,685	$971,383	$15,448,639	$23,921,732

Net realized gain (loss) on investments and foreign currency	9,082,472	3,720,016	227,258,546	408,831,782

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(14,653,271)	11,167,655	(229,207,259)	(108,501,062)

Net increase (decrease) in net assets from investment operations	(5,144,114)	15,859,054	13,499,926	324,252,452

DISTRIBUTIONS:
Net investment income

Investment Class	–	(391,717)	(8,875,731)	(14,671,278)

Service Class	–	(152,606)	(441,309)	(628,984)

Consultant Class	–	(21,715)	(247,606)	–

Institutional Class	–	(413,349)	(1,949,317)	(4,157,749)

W Class			(258,918)	(752,370)

R Class			(146,861)	(128,596)

K Class			(58,254)	(139,421)

Net realized gain on investments and foreign currency

Investment Class	–	(778,005)	–	(185,609,966)

Service Class	–	(455,851)	–	(11,988,461)

Consultant Class	–	(81,754)	–	(29,213,594)

Institutional Class	–	(752,887)	–	(36,590,353)

W Class			–	(11,357,934)

R Class			–	(6,415,999)

K Class			–	(4,389,812)

Total distributions	–	(3,047,884)	(11,977,996)	(306,044,517)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(4,069,069)	1,984,319	(79,484,664)	(295,781,143)

Service Class	(1,647,919)	(16,693,774)	17,116,884	(45,762,084)

Consultant Class	(859,878)	(1,317,152)	(20,674,415)	(19,333,580)

Institutional Class	(29,712,595)	(3,303,018)	(259,562)	(116,618,839)

W Class			(55,526,410)	16,885,446

R Class			(3,995,527)	1,068,022

K Class			(37,154,510)	(3,354,130)

Shareholder redemption fees

Investment Class	–	195	231	1,178

Service Class	–	3	6,244	3,101

Net increase (decrease) in net assets from capital share transactions	(36,289,461)	(19,329,427)	(179,971,729)	(462,892,029)

Net Increase (Decrease) In Net Assets	(41,433,575)	(6,518,257)	(178,449,799)	(444,684,094)

NET ASSETS:

Beginning of period	108,159,427	114,677,684	2,395,857,319	2,840,541,413

End of period	$66,725,852	$108,159,427	$2,217,407,520	$2,395,857,319

Undistributed Net Investment Income (Loss) at End of Period	$426,938	$253	$5,188,546	$1,717,903

86 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Six Months Ended June 30, 2018 (unaudited)

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce International
	Value Fund	Fund	Discovery Fund	Premier Fund

INVESTMENT INCOME:
INCOME:

Dividends	$2,444,048	$738,991	$107,418	$3,049,855

Foreign withholding tax	(104,073)	(43,329)	(9,335)	(308,701)

Interest	6,823	2,891	490	17,547

Total income	2,346,798	698,553	98,573	2,758,701

EXPENSES:

Investment advisory fees	750,167	284,742	43,204	1,052,084

Distribution fees	75,262	60,071	10,358	111,320

Shareholder servicing	124,316	38,895	7,496	107,676

Shareholder reports	31,915	6,891	797	13,804

Administrative and office facilities	28,086	7,499	1,027	19,611

Registration	27,366	16,280	9,626	30,613

Custody	27,192	20,040	26,410	60,857

Audit	19,633	17,140	18,348	20,960

Trustees’ fees	11,297	3,341	479	10,026

Legal	2,600	686	857	2,699

Other expenses	6,962	2,311	537	6,342

Total expenses	1,104,796	457,896	119,139	1,435,992

Compensating balance credits	(1,275)	(281)	(75)	(606)

Fees waived by investment adviser and distributor	(56,309)	(41,946)	(46,933)	(129,775)

Expenses reimbursed by investment adviser	(29,638)	(11,407)	(11,051)	(10,199)

Net expenses	1,017,574	404,262	61,080	1,295,412

Net investment income (loss)	1,329,224	294,291	37,493	1,463,289

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments	5,145,326	2,371,292	262,611	8,321,769

Foreign currency transactions	(5,246)	(3,617)	(9,005)	(68,462)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(9,806,496)	(1,269,905)	(833,245)	(18,869,564)

Other assets and liabilities denominated in foreign currency	87	69,017	890	408,107

Net realized and unrealized gain (loss) on investments and foreign currency	(4,666,329)	1,166,787	(578,749)	(10,208,150)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(3,337,105)	$1,461,078	$(541,256)	$(8,744,861)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 87

Statements of Operations

	Royce Low-Priced	Royce Micro-Cap	Royce Micro-Cap	Royce Opportunity
	Stock Fund	Fund	Opportunity Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$1,696,080	$1,031,110	$68,420	$5,419,816

Foreign withholding tax	(28,842)	(30,855)	–	–

Interest	19,303	8,793	3,573	122,590

Securities lending	57,250	133,260	–	856,860

Total income	1,743,791	1,142,308	71,993	6,399,266

EXPENSES:

Investment advisory fees	1,313,909	1,206,424	229,663	7,101,279

Distribution fees	256,899	133,612	1,468	309,768

Shareholder servicing	191,698	109,951	24,280	555,503

Shareholder reports	47,494	48,238	2,169	91,764

Administrative and office facilities	40,139	30,825	6,681	214,698

Registration	30,354	20,970	14,803	43,858

Custody	26,985	15,023	9,846	78,967

Audit	18,936	17,453	13,604	21,448

Trustees’ fees	16,230	12,252	2,792	93,165

Legal	3,717	2,839	617	19,687

Other expenses	9,250	7,125	2,200	43,686

Total expenses	1,955,611	1,604,712	308,123	8,573,823

Compensating balance credits	(3,061)	(3,013)	(140)	(5,020)

Fees waived by distributor	(20,469)	–	–	–

Expenses reimbursed by investment adviser	(33,877)	(30,165)	(21,733)	(20,746)

Net expenses	1,898,204	1,571,534	286,250	8,548,057

Net investment income (loss)	(154,413)	(429,226)	(214,257)	(2,148,791)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	36,478,843	10,121,054	4,546,045	203,563,037

Investments in Affiliated Companies	–	–	–	(2,295,011)

Foreign currency transactions	(16,917)	(209)	–	593

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(12,486,462)	8,961,835	(837,070)	(144,042,803)

Investments in Affiliated Companies	–	–	–	783,976

Other assets and liabilities denominated in foreign currency	(168)	(1,156)	–	–

Net realized and unrealized gain (loss) on investments and foreign currency	23,975,296	19,081,524	3,708,975	58,009,792

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$23,820,883	$18,652,298	$3,494,718	$55,861,001

88 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2018 (unaudited)

	Royce
	Pennsylvania	Royce Premier	Royce Small-Cap	Royce Small-Cap
	Mutual Fund	Fund	Leaders Fund	Value Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$11,932,181	$15,206,728	$605,774	$1,945,396

Affiliated Companies	100,867	–	–	–

Foreign withholding tax	(297,271)	(336,694)	(20,285)	(19,638)

Interest	351,442	192,220	8,408	17,064

Securities lending	220,770	13,190	17,983	4,299

Total income	12,307,989	15,075,444	611,880	1,947,121

EXPENSES:
Investment advisory fees	7,814,644	11,541,249	406,002	1,186,141

Distribution fees	1,854,648	251,747	48,312	274,127

Shareholder servicing	843,342	929,415	51,143	183,266

Shareholder reports	208,298	243,850	14,882	33,401

Administrative and office facilities	319,614	331,460	12,765	45,158

Registration	40,968	46,593	18,119	39,726

Custody	107,295	101,480	10,923	18,018

Audit	24,101	24,474	13,749	17,884

Trustees’ fees	128,899	139,813	5,147	17,226

Legal	29,597	30,391	1,183	4,300

Other expenses	64,292	73,328	3,857	10,994

Total expenses	11,435,698	13,713,800	586,082	1,830,241

Compensating balance credits	(17,870)	(8,952)	(817)	(2,072)

Fees waived by distributor	–	–	(3,664)	(7,188)

Expenses reimbursed by investment adviser	(1,418)	(9,561)	(29,343)	(39,910)

Net expenses	11,416,410	13,695,287	552,258	1,781,071

Net investment income (loss)	891,579	1,380,157	59,622	166,050

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	158,645,224	177,303,792	6,160,715	15,371,373

Investments in Affiliated Companies	396,934	–	–	–

Foreign currency transactions	(15,872)	(21,360)	(3,425)	(1,695)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(50,584,992)	(105,857,215)	(3,309,075)	486,424

Investments in Affiliated Companies	4,084,743	(11,608,527)	–	–

Other assets and liabilities denominated in foreign currency	(4,126)	(16,297)	21	–

Net realized and unrealized gain (loss) on investments and foreign currency	112,521,911	59,800,393	2,848,236	15,856,102

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$113,413,490	$61,180,550	$2,907,858	$16,022,152

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 89

Statements of Operations

		Royce Smaller-
	Royce Small/Mid-Cap	Companies Growth	Royce Special
	Premier Fund	Fund	Equity Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$1,104,095	$877,883	$8,328,799

Affiliated Companies	–	–	9,344,085

Foreign withholding tax	(2,362)	(6,158)	–

Interest	32,174	18,821	177,269

Securities lending	77	336,265	–

Total income	1,133,984	1,226,811	17,850,153

EXPENSES:

Investment advisory fees	840,610	1,791,184	7,149,446

Distribution fees	185,496	324,424	315,399

Shareholder servicing	63,877	222,102	611,763

Shareholder reports	29,228	58,239	139,177

Administrative and office facilities	30,527	55,385	219,340

Registration	23,596	29,235	34,480

Custody	12,744	23,685	61,971

Audit	18,946	16,840	19,456

Trustees’ fees	12,484	22,303	90,470

Legal	2,801	5,093	20,204

Other expenses	7,437	12,272	43,367

Total expenses	1,227,746	2,560,762	8,705,073

Compensating balance credits	(2,429)	(2,423)	(8,031)

Fees waived by distributor	(75,645)	(21,922)	–

Expenses reimbursed by investment adviser	(12,158)	(27,677)	(65,535)

Net expenses	1,137,514	2,508,740	8,631,507

Net investment income (loss)	(3,530)	(1,281,929)	9,218,646

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	20,374,348	41,463,583	47,953,594

Investments in Affiliated Companies	–	–	1,716,604

Foreign currency transactions	(1,515)	(9,819)	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(26,677,914)	(4,338,497)	(98,174,735)

Investments in Affiliated Companies	–	–	29,785,325

Other assets and liabilities denominated in foreign currency	(1,823)	3	–

Net realized and unrealized gain (loss) on investments and foreign currency	(6,306,904)	37,115,270	(18,719,212)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(6,310,434)	$35,833,341	$(9,500,566)

90 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2018 (unaudited)

	Royce Special
	Equity Multi-Cap	Royce Total Return
	Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$889,425	$30,368,165

Foreign withholding tax	–	(574,355)

Interest	11,006	318,995

Securities lending	–	81,510

Total income	900,431	30,194,315

EXPENSES:

Investment advisory fees	374,356	11,241,818

Distribution fees	46,533	1,456,452

Shareholder servicing	32,140	1,004,620

Shareholder reports	4,222	236,348

Administrative and office facilities	15,622	358,842

Registration	26,592	47,489

Custody	8,111	127,932

Audit	13,703	25,505

Trustees’ fees	6,356	144,718

Legal	1,440	33,333

Other expenses	4,166	77,328

Total expenses	533,241	14,754,385

Compensating balance credits	(400)	(8,290)

Fees waived by investment adviser and distributor	(34,128)	–

Expenses reimbursed by investment adviser	(24,967)	(419)

Net expenses	473,746	14,745,676

Net investment income (loss)	426,685	15,448,639

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	9,082,472	227,638,826

Investments in Affiliated Companies	–	(398,614)

Foreign currency transactions	–	18,334

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(14,653,271)	(228,122,006)

Investments in Affiliated Companies	–	(1,087,983)

Other assets and liabilities denominated in foreign currency	–	2,730

Net realized and unrealized gain (loss) on investments and foreign currency	(5,570,799)	(1,948,713)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(5,144,114)	$13,499,926

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 91

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Dividend Value Fund–Investment Class
2018†	$7.56	$0.06	$(0.21)	$(0.15)	$(0.06)	$–	$(0.06)	$–	$7.35	(2.01)%[1]	$115,434	1.12%[2]	1.12%[2]	1.06%[2]	1.61%[2]	7%

2017	7.18	0.10	1.43	1.53	(0.13)	(1.02)	(1.15)	–	7.56	21.91	121,209	1.13	1.13	1.06	1.24	16

2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	–	7.18	16.75	99,462	1.16	1.16	1.11	1.64	21

2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	(0.83)	–	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14

2014	8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	(0.60)	–	8.12	(1.90)	176,002	1.21	1.21	1.19	1.25	22

2013	7.29	0.09	2.15	2.24	(0.10)	(0.53)	(0.63)	–	8.90	31.23	211,589	1.21	1.21	1.21	1.13	36

Royce Dividend Value Fund–Service Class
2018†	$7.76	$0.05	$(0.20)	$(0.15)	$(0.06)	$–	$(0.06)	$–	$7.55	(2.02)%[1]	$48,905	1.46%[2]	1.46%[2]	1.34%[2]	1.31%[2]	7%

2017	7.33	0.08	1.46	1.54	(0.07)	(1.04)	(1.11)	–	7.76	21.66	59,641	1.40	1.39	1.31	1.04	16

2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	–	7.33	16.36	115,547	1.43	1.43	1.37	1.39	21

2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	(0.79)	–	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14

2014	8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	(0.56)	–	8.22	(2.14)	295,560	1.47	1.47	1.44	0.98	22

2013	7.35	0.07	2.16	2.23	(0.07)	(0.53)	(0.60)	–	8.98	30.74	407,599	1.48	1.48	1.46	0.87	36

Royce Dividend Value Fund–Consultant Class [a]
2018†	$8.87	$0.03	$(0.24)	$(0.21)	$(0.03)	$–	$(0.03)	$–	$8.63	(2.43)%[1]	$1,302	3.35%[2]	3.35%[2]	2.09%[2]	0.57%[2]	7%

2017	8.39	0.02	1.68	1.70	(0.03)	(1.19)	(1.22)	–	8.87	20.71	1,534	3.26	3.26	2.09	0.23	16

2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	–	8.39	15.44	1,572	3.26	3.26	2.14	0.58	21

2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	(0.73)	–	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14

2014	10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	(0.52)	–	9.22	(2.43)[1]	912	9.25 [2]	9.25 [2]	2.24 [2]	0.45 [2]	22

Royce Dividend Value Fund–Institutional Class
2018†	$7.46	$0.07	$(0.20)	$(0.13)	$(0.07)	$–	$(0.07)	$–	$7.26	(1.84)%[1]	$767	3.11%[2]	3.11%[2]	0.89%[2]	1.70%[2]	7%

2017	7.09	0.11	1.42	1.53	(0.15)	(1.01)	(1.16)	–	7.46	22.21	1,112	2.79	2.79	0.89	1.43	16

2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	–	7.09	16.70	823	3.30	3.30	0.93	1.81	21

2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	(0.86)	–	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14

2014	8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	(0.62)	–	8.09	(1.76)	40,942	1.10	1.10	1.04	1.42	22

2013	7.28	0.11	2.14	2.25	(0.12)	(0.53)	(0.65)	–	8.88	31.46	31,236	1.11	1.11	1.04	1.29	36

Royce Global Financial Services Fund–Service Class
2018†	$10.57	$0.05	$0.23	$0.28	$–	$–	$–	$–	$10.85	2.65%[1]	$48,122	1.65%[2]	1.65%[2]	1.49%[2]	0.96%[2]	5%

2017	8.95	0.10	1.90	2.00	(0.23)	(0.15)	(0.38)	–	10.57	22.46	47,197	1.68	1.68	1.49	0.83	19

2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	–	8.95	12.93	43,629	1.67	1.67	1.49	1.25	37

2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	(0.85)	–	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46

2014	9.68	0.09	0.22	0.31	(0.06)	(0.65)	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41

2013	6.83	0.04	2.82	2.86	(0.02)	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23

92 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Global Financial Services Fund–Institutional Class [b]
2018†	$13.58	$0.10	$0.29	$0.39	$–	$–	$–	$–	$13.97	2.87%[1]	$8,808	1.39%[2]	1.39%[2]	1.04%[2]	1.41%[2]	5%

2017	11.43	0.15	2.47	2.62	(0.27)	(0.20)	(0.47)	–	13.58	23.01	8,608	1.44	1.44	1.04	1.29	19

2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	–	11.43	15.41 [1]	6,474	1.85 [2]	1.85 [2]	1.04 [2]	1.82 [2]	37

Royce International Discovery Fund–Service Class
2018†	$12.57	$0.06	$(0.84)	$(0.78)	$–	$–	$–	$–	$11.79	(6.21)%[1]	$7,973	2.88%[2]	2.87%[2]	1.47%[2]	0.90%[2]	112%

2017	9.98	0.09	2.67	2.76	(0.17)	–	(0.17)	–	12.57	27.72	7,953	3.04	3.04	1.64	0.74	90

2016	9.54	0.07	0.53	0.60	(0.16)	–	(0.16)	–	9.98	6.33	6,060	3.35	3.35	1.64	0.68	113

2015	9.66	0.04	(0.14)	(0.10)	(0.02)	–	(0.02)	–	9.54	(0.99)	6,102	3.14	3.14	1.67	0.44	94

2014	10.04	0.06	(0.30)	(0.24)	(0.14)	–	(0.14)	–	9.66	(2.37)	6,410	3.51	3.51	1.69	0.82	91

2013	8.61	0.11	1.51	1.62	(0.20)	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103

Royce International Premier Fund–Investment Class [c]
2018†	$13.07	$0.10	$(0.49)	$(0.39)	$–	$–	$–	$–	$12.68	(2.98)%[1]	$171,567	1.22%[2]	1.22%[2]	1.12%[2]	1.56%[2]	30%

2017	9.44	(0.10)	3.88	3.78	(0.15)	–	(0.15)	–	13.07	40.08	103,032	1.37	1.37	1.19	0.32	41

2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	–	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96	67

2015	8.71	0.16	1.27	1.43	(0.32)	–	(0.32)	–	9.82	16.42	3,623	2.80	2.80	1.38	1.72	67

2014	10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	(0.47)	–	8.71	(8.16)[1]	3,481	3.17 [2]	3.17 [2]	1.44 [2]	1.00 [2]	62

Royce International Premier Fund–Service Class
2018†	$15.60	$0.08	$(0.56)	$(0.48)	$–	$–	$–	$–	$15.12	(3.08)%[1]	$43,584	1.58%[2]	1.57%[2]	1.38%[2]	1.07%[2]	30%

2017	11.24	0.05	4.42	4.47	(0.11)	–	(0.11)	–	15.60	39.81	48,642	1.65	1.65	1.44	0.28	41

2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	–	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66	67

2015	10.28	(0.00)	1.66	1.66	(0.30)	–	(0.30)	–	11.64	16.22	9,015	2.65	2.65	1.60	1.10	67

2014	11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	(0.43)	–	10.28	(8.22)	4,045	2.45	2.45	1.69	1.26	62

2013	10.01	0.10	1.73	1.83	(0.17)	–	(0.17)	–	11.67	18.31	9,470	2.82	2.82	1.69	1.09	51

Royce International Premier Fund–Consultant Class [d]
2018†	$16.99	$0.03	$(0.63)	$(0.60)	$–	$–	$–	$–	$16.39	(3.53)%[1]	$9,885	2.36%[2]	2.36%[2]	2.19%[2]	0.36%[2]	30%

2017	12.27	(0.08)	4.83	4.75	(0.03)	–	(0.03)	–	16.99	38.73	9,281	2.73	2.73	2.19	(0.52)	41

2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	–	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04)[2]	67

Royce International Premier Fund–Institutional Class [e]
2018†	$12.98	$0.04	$(0.33)	$(0.29)	$–	$–	$–	$–	$12.69	(2.23)%[1]	$8,356	1.61%[2]	1.61%[2]	1.04%[2]	1.99%[2]	30%

Royce Low-Priced Stock Fund–Investment Class
2018†	$8.49	$0.00	$0.81	$0.81	$–	$–	$–	$–	$9.30	9.54%[1]	$60,061	1.26%[2]	1.25%[2]	1.24%[2]	0.08%[2]	44%

2017	8.26	(0.00)	0.80	0.80	(0.02)	(0.55)	(0.57)	–	8.49	9.86	52,912	1.30	1.30	1.24	0.12	26

2016	7.77	0.04	1.24	1.28	(0.06)	(0.73)	(0.79)	–	8.26	16.42	22,852	1.31	1.31	1.24	0.39	34

2015	9.46	0.00	(0.97)	(0.97)	–	(0.72)	(0.72)	–	7.77	(10.21)	28,732	1.28	1.28	1.24	0.03	53

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

2013	13.83	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.60	13.17	88,568	1.37	1.37	1.24	0.18	16

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 93

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund–Service Class
2018†	$8.46	$(0.01)	$0.80	$0.79	$–	$–	$–	$–	$9.25	9.34%[1]	$209,998	1.54%[2]	1.54%[2]	1.49%[2]	(0.16)%[2]	44%

2017	8.23	(0.01)	0.79	0.78	–	(0.55)	(0.55)	–	8.46	9.67	209,369	1.52	1.52	1.49	(0.13)	26

2016	7.75	0.02	1.23	1.25	(0.04)	(0.73)	(0.77)	–	8.23	16.09	281,873	1.52	1.52	1.49	0.14	34

2015	9.46	(0.02)	(0.97)	(0.99)	–	(0.72)	(0.72)	–	7.75	(10.42)	316,475	1.49	1.49	1.47	(0.20)	53

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

2013	13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	(1.94)	–	13.62	12.91	1,008,207	1.65	1.65	1.49	(0.02)	16

Royce Micro-Cap Fund–Investment Class
2018†	$11.64	$(0.02)	$1.21	$1.19	$–	$–	$–	$–	$12.83	10.22%[1]	$159,818	1.51%[2]	1.51%[2]	1.49%[2]	(0.31)%[2]	11%

2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	–	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)	26

2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	–	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38

2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	–	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

2013	14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	(1.21)	–	16.68	21.29	650,773	1.53	1.53	1.53	(0.52)	22

Royce Micro-Cap Fund–Service Class
2018†	$11.41	$(0.03)	$1.18	$1.15	$–	$–	$–	$–	$12.56	10.08%[1]	$13,710	1.90%[2]	1.90%[2]	1.61%[2]	(0.43)%[2]	11%

2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	–	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26

2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	–	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38

2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	–	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

2013	14.61	(0.10)	3.16	3.06	–	(1.19)	(1.19)	–	16.48	21.20	79,890	1.74	1.74	1.66	(0.66)	22

Royce Micro-Cap Fund–Consultant Class
2018†	$9.10	$(0.06)	$0.93	$0.87	$–	$–	$–	$–	$9.97	9.56%[1]	$23,801	2.56%[2]	2.56%[2]	2.56%[2]	(1.38)%[2]	11%

2017	9.41	(0.13)	0.53	0.40	–	(0.71)	(0.71)	–	9.10	4.35	24,396	2.54	2.54	2.54	(1.34)	26

2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	–	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38

2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	(1.44)	–	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41

2014	14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	(1.48)	–	12.23	(5.03)	75,868	2.48	2.48	2.48	(1.45)	18

2013	13.08	(0.21)	2.80	2.59	–	(1.19)	(1.19)	–	14.48	20.08	117,538	2.52	2.52	2.52	(1.51)	22

Royce Micro-Cap Opportunity Fund–Investment Class
2018†	$19.76	$(0.09)	$1.64	$1.55	$–	$–	$–	$–	$21.31	7.84%[1]	$46,632	1.29%[2]	1.29%[2]	1.24%[2]	(0.93)%[2]	33%

2017	17.19	(0.14)	4.38	4.24	–	(1.67)	(1.67)	–	19.76	24.92	45,992	1.28	1.28	1.24	(0.75)	70

2016	13.88	(0.08)	3.39	3.31	–	–	–	–	17.19	23.85	45,135	1.30	1.30	1.24	(0.55)	83

2015	16.52	(0.09)	(2.55)	(2.64)	–	(0.00)	(0.00)	–	13.88	(15.98)	34,437	1.39	1.39	1.25	(0.58)	105

2014	17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	(0.51)	0.02	16.52	(4.97)	18,221	1.56	1.56	1.28	(0.60)	131

2013	12.81	(0.13)	5.79	5.66	–	(0.55)	(0.55)	0.01	17.93	44.61	17,461	1.78	1.78	1.29	(0.80)	129

94 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Opportunity Fund–Service Class [a]
2018†	$9.93	$(0.06)	$0.83	$0.77	$–	$–	$–	$–	$10.70	7.75%[1]	$1,289	3.14%[2]	3.14%[2]	1.49%[2]	(1.17)%[2]	33%

2017	8.66	(0.09)	2.20	2.11	–	(0.84)	(0.84)	–	9.93	24.61	1,130	3.36	3.36	1.49	(1.00)	70

2016	7.01	(0.06)	1.71	1.65	–	–	–	–	8.66	23.54	995	3.37	3.37	1.49	(0.81)	83

2015	8.37	(0.07)	(1.29)	(1.36)	–	(0.00)	(0.00)	–	7.01	(16.24)	1,212	3.22	3.22	1.51	(0.86)	105

2014	10.00	(0.04)	(1.11)	(1.15)	–	(0.51)	(0.51)	0.03	8.37	(11.11)[1]	939	10.50 [2]	10.50 [2]	1.53 [2]	(0.65)[2]	131

Royce Opportunity Fund–Investment Class
2018†	$13.58	$(0.02)	$0.57	$0.55	$–	$–	$–	$–	$14.13	4.05%[1]	$804,295	1.19%[2]	1.19%[2]	1.19%[2]	(0.29)%[2]	21%

2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	–	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43

2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	–	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26

2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	–	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

2013	11.95	(0.05)	5.18	5.13	–	(1.54)	(1.54)	–	15.54	43.50	1,426,214	1.16	1.16	1.16	(0.36)	39

Royce Opportunity Fund–Service Class
2018†	$12.66	$(0.04)	$0.53	$0.49	$–	$–	$–	$–	$13.15	3.87%[1]	$76,214	1.53%[2]	1.53%[2]	1.49%[2]	(0.60)%[2]	21%

2017	12.02	(0.08)	2.61	2.53	–	(1.89)	(1.89)	–	12.66	21.46	96,663	1.53	1.53	1.49	(0.61)	43

2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	–	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26

2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	(1.06)	–	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27

2014	14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	(1.94)	–	12.80	(0.74)	155,085	1.47	1.47	1.47	(0.64)	36

2013	11.55	(0.09)	5.00	4.91	–	(1.54)	(1.54)	–	14.92	43.10	208,237	1.47	1.47	1.47	(0.67)	39

Royce Opportunity Fund–Consultant Class
2018†	$11.19	$(0.08)	$0.47	$0.39	$–	$–	$–	$–	$11.58	3.49%[1]	$17,536	2.28%[2]	2.28%[2]	2.28%[2]	(1.38)%[2]	21%

2017	10.71	(0.16)	2.31	2.15	–	(1.67)	(1.67)	–	11.19	20.50	20,574	2.27	2.27	2.27	(1.37)	43

2016	9.01	(0.12)	2.71	2.59	–	(0.89)	(0.89)	–	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26

2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	(1.06)	–	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27

2014	14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	(1.94)	–	11.79	(1.61)	20,518	2.24	2.24	2.24	(1.40)	36

2013	11.01	(0.20)	4.75	4.55	–	(1.54)	(1.54)	–	14.02	41.93	18,643	2.31	2.31	2.31	(1.51)	39

Royce Opportunity Fund–Institutional Class
2018†	$13.84	$(0.01)	$0.58	$0.57	$–	$–	$–	$–	$14.41	4.12%[1]	$355,530	1.07%[2]	1.07%[2]	1.07%[2]	(0.16)%[2]	21%

2017	13.08	(0.02)	2.84	2.82	–	(2.06)	(2.06)	–	13.84	22.02	639,057	1.07	1.07	1.07	(0.17)	43

2016	10.74	(0.01)	3.24	3.23	–	(0.89)	(0.89)	–	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26

2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	(1.06)	–	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27

2014	15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	(1.94)	–	13.64	(0.41)	799,131	1.03	1.03	1.03	(0.20)	36

2013	12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	(1.55)	–	15.71	43.69	853,886	1.03	1.03	1.03	(0.23)	39

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 95

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund–R Class
2018†	$12.25	$(0.06)	$0.51	$0.45	$–	$–	$–	$–	$12.70	3.67%[1]	$35,769	1.84%[2]	1.84%[2]	1.84%[2]	(0.94)%[2]	21%

2017	11.67	(0.12)	2.53	2.41	–	(1.83)	(1.83)	–	12.25	21.06	39,311	1.82	1.82	1.82	(0.92)	43

2016	9.72	(0.08)	2.92	2.84	–	(0.89)	(0.89)	–	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26

2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	(1.06)	–	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27

2014	14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	(1.94)	–	12.56	(1.12)	33,699	1.78	1.78	1.78	(0.93)	36

2013	11.46	(0.14)	4.95	4.81	–	(1.54)	(1.54)	–	14.73	42.56	22,730	1.82	1.82	1.82	(1.02)	39

Royce Pennsylvania Mutual Fund–Investment Class
2018†	$10.52	$0.01	$0.59	$0.60	$–	$–	$–	$–	$11.12	5.70%[1]	$1,592,737	0.92%[2]	0.92%[2]	0.92%[2]	0.27%[2]	13%

2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	–	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27

2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	–	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

2013	11.50	0.03	3.99	4.02	(0.00)	(0.79)	(0.79)	–	14.73	35.25	5,033,318	0.92	0.92	0.92	0.24	26

Royce Pennsylvania Mutual Fund–Service Class
2018†	$10.56	$(0.01)	$0.59	$0.58	$–	$–	$–	$–	$11.14	5.49%[1]	$51,184	1.32%[2]	1.32%[2]	1.32%[2]	(0.13)%[2]	13%

2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	–	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27

2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	–	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	–	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

2013	11.51	(0.01)	3.98	3.97	–	(0.79)	(0.79)	–	14.69	34.77	591,534	1.25	1.25	1.25	(0.08)	26

Royce Pennsylvania Mutual Fund–Consultant Class
2018†	$8.46	$(0.03)	$0.47	$0.44	$–	$–	$–	$–	$8.90	5.20%[1]	$343,971	1.94%[2]	1.93%[2]	1.93%[2]	(0.74)%[2]	13%

2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	–	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27

2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	–	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18

2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	(2.08)	–	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

2014	12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	(1.54)	–	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

2013	10.29	(0.09)	3.55	3.46	–	(0.79)	(0.79)	–	12.96	33.94	788,017	1.94	1.94	1.94	(0.78)	26

Royce Pennsylvania Mutual Fund–Institutional Class
2018†	$10.55	$0.02	$0.58	$0.60	$–	$–	$–	$–	$11.15	5.69%[1]	$65,208	0.87%[2]	0.87%[2]	0.87%[2]	0.34%[2]	13%

2017	11.04	0.09	1.67	1.76	(0.07)	(2.18)	(2.25)	–	10.55	16.44	53,367	0.83	0.83	0.83	0.42	27

2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	–	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18

2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	(2.19)	–	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21

2014	14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	(1.60)	–	13.02	(0.58)	802,517	0.79	0.79	0.79	0.48	21

2013	11.52	0.05	3.99	4.04	(0.02)	(0.79)	(0.81)	–	14.75	35.34	818,212	0.79	0.79	0.79	0.40	26

96 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–R Class
2018†	$9.94	$(0.02)	$0.55	$0.53	$–	$–	$–	$–	$10.47	5.33%[1]	$13,515	1.64%[2]	1.63%[2]	1.63%[2]	(0.45)%[2]	13%

2017	10.44	(0.04)	1.58	1.54	–	(2.04)	(2.04)	–	9.94	15.25	15,136	1.73	1.73	1.73	(0.36)	27

2016	8.90	(0.01)	2.30	2.29	–	(0.75)	(0.75)	–	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18

2015	12.50	(0.02)	(1.50)	(1.52)	–	(2.08)	(2.08)	–	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21

2014	14.26	(0.03)	(0.19)	(0.22)	–	(1.54)	(1.54)	–	12.50	(1.28)	36,622	1.48	1.48	1.48	(0.21)	21

2013	11.22	(0.05)	3.88	3.83	–	(0.79)	(0.79)	–	14.26	34.42	44,094	1.56	1.56	1.56	(0.39)	26

Royce Premier Fund–Investment Class
2018†	$16.60	$0.01	$0.42	$0.43	$–	$–	$–	$–	$17.03	2.59%[1]	$1,909,486	1.16%[2]	1.16%[2]	1.16%[2]	0.14%[2]	11%

2017	15.51	0.00	3.63	3.63	(0.02)	(2.52)	(2.54)	–	16.60	23.77	1,978,847	1.16	1.16	1.16	0.00	8

2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	–	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15

2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	(3.46)	–	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13

2014	22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	(2.15)	–	19.72	(0.86)	4,097,961	1.10	1.10	1.10	0.34	9

2013	19.16	0.00	5.22	5.22	–	(2.27)	(2.27)	–	22.11	27.73	5,096,793	1.09	1.09	1.09	0.02	11

Royce Premier Fund–Service Class
2018†	$16.15	$(0.02)	$0.41	$0.39	$–	$–	$–	$–	$16.54	2.41%[1]	$50,337	1.53%[2]	1.53%[2]	1.49%[2]	(0.20)%[2]	11%

2017	15.13	(0.06)	3.53	3.47	–	(2.45)	(2.45)	–	16.15	23.32	54,557	1.53	1.53	1.49	(0.34)	8

2016	13.98	0.00	3.19	3.19	–	(2.04)	(2.04)	–	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15

2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	(3.37)	–	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13

2014	21.70	0.01	(0.31)	(0.30)	–	(2.07)	(2.07)	–	19.33	(1.16)	172,810	1.38	1.38	1.38	0.05	9

2013	18.89	(0.07)	5.15	5.08	–	(2.27)	(2.27)	–	21.70	27.39	318,860	1.38	1.38	1.38	(0.33)	11

Royce Premier Fund–Consultant Class
2018†	$13.21	$(0.06)	$0.32	$0.26	$–	$–	$–	$–	$13.47	1.97%[1]	$29,798	2.21%[2]	2.20%[2]	2.20%[2]	(0.91)%[2]	11%

2017	12.46	(0.14)	2.89	2.75	–	(2.00)	(2.00)	–	13.21	22.49	31,489	2.21	2.21	2.21	(1.06)	8

2016	11.89	(0.09)	2.70	2.61	–	(2.04)	(2.04)	–	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15

2015	17.09	(0.09)	(1.78)	(1.87)	–	(3.33)	(3.33)	–	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13

2014	19.58	(0.13)	(0.29)	(0.42)	–	(2.07)	(2.07)	–	17.09	(1.92)	56,884	2.10	2.10	2.10	(0.66)	9

2013	17.35	(0.20)	4.70	4.50	–	(2.27)	(2.27)	–	19.58	26.47	66,712	2.13	2.13	2.13	(1.02)	11

Royce Premier Fund–Institutional Class
2018†	$16.82	$0.02	$0.42	$0.44	$–	$–	$–	$–	$17.26	2.62%[1]	$247,483	1.09%[2]	1.09%[2]	1.09%[2]	0.20%[2]	11%

2017	15.72	0.01	3.68	3.69	(0.03)	(2.56)	(2.59)	–	16.82	23.85	250,119	1.09	1.09	1.09	0.07	8

2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	–	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15

2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	(3.49)	–	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13

2014	22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	(2.18)	–	19.91	(0.79)	594,463	0.98	0.98	0.98	0.45	9

2013	19.30	0.03	5.25	5.28	–	(2.27)	(2.27)	–	22.31	27.85	989,100	0.98	0.98	0.98	0.13	11

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 97

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund–W Class
2018†	$16.69	$0.00	$0.42	$0.42	$–	$–	$–	$–	$17.11	2.52%[1]	$27,748	1.27%[2]	1.27%[2]	1.27%[2]	0.03%[2]	11%

2017	15.57	(0.01)	3.66	3.65	–	(2.53)	(2.53)	–	16.69	23.83	31,959	1.18	1.17	1.17	(0.08)	8

2016	14.32	0.06	3.27	3.33	(0.04)	(2.04)	(2.08)	–	15.57	23.06	147,937	1.17	1.17	1.17	0.34	15

2015	19.76	0.14	(2.12)	(1.98)	(0.13)	(3.33)	(3.46)	–	14.32	(9.88)	192,785	1.12	1.12	1.12	0.51	13

2014	22.16	0.09	(0.33)	(0.24)	(0.09)	(2.07)	(2.16)	–	19.76	(0.89)	446,380	1.07	1.07	1.07	0.36	9

2013	19.20	0.00	5.23	5.23	–	(2.27)	(2.27)	–	22.16	27.73	552,732	1.09	1.09	1.09	0.01	11

Royce Premier Fund–R Class
2018†	$15.39	$(0.04)	$0.38	$0.34	$–	$–	$–	$–	$15.73	2.21%[1]	$12,111	1.83%[2]	1.83%[2]	1.83%[2]	(0.53)%[2]	11%

2017	14.47	(0.12)	3.37	3.25	–	(2.33)	(2.33)	–	15.39	22.88	12,841	1.90	1.90	1.90	(0.75)	8

2016	13.49	(0.05)	3.07	3.02	–	(2.04)	(2.04)	–	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15

2015	18.82	(0.03)	(1.97)	(2.00)	–	(3.33)	(3.33)	–	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13

2014	21.25	(0.06)	(0.30)	(0.36)	–	(2.07)	(2.07)	–	18.82	(1.48)	27,355	1.71	1.71	1.71	(0.28)	9

2013	18.61	(0.13)	5.04	4.91	–	(2.27)	(2.27)	–	21.25	26.88	32,577	1.74	1.74	1.74	(0.63)	11

Royce Small-Cap Leaders Fund–Investment Class
2018†	$6.67	$0.01	$0.24	$0.25	$–	$–	$–	$–	$6.92	3.75%[1]	$43,661	1.26%[2]	1.26%[2]	1.24%[2]	0.27%[2]	24%

2017	7.12	0.05	0.66	0.71	(0.05)	(1.11)	(1.16)	–	6.67	10.47	43,875	1.24	1.24	1.24	0.62	74

2016	6.28	0.05	1.58	1.63	(0.06)	(0.73)	(0.79)	–	7.12	25.84	48,128	1.23	1.23	1.23	0.62	65

2015	8.74	0.03	(1.09)	(1.06)	(0.04)	(1.36)	(1.40)	–	6.28	(12.21)	50,410	1.24	1.24	1.24	0.40	64

2014	10.11	(0.00)	(0.32)	(0.32)	–	(1.05)	(1.05)	–	8.74	(2.95)	68,898	1.22	1.22	1.22	(0.03)	39

2013	8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	(1.45)	–	10.11	31.24	60,156	1.20	1.20	1.20	(0.07)	31

Royce Small-Cap Leaders Fund–Service Class
2018†	$6.59	$0.00	$0.24	$0.24	$–	$–	$–	$–	$6.83	3.64%[1]	$36,655	1.62%[2]	1.62%[2]	1.49%[2]	0.01%[2]	24%

2017	7.03	0.03	0.66	0.69	(0.03)	(1.10)	(1.13)	–	6.59	10.15	38,864	1.59	1.59	1.49	0.31	74

2016	6.21	0.03	1.56	1.59	(0.04)	(0.73)	(0.77)	–	7.03	25.51	50,523	1.58	1.58	1.49	0.37	65

2015	8.65	0.02	(1.09)	(1.07)	(0.01)	(1.36)	(1.37)	–	6.21	(12.50)	57,729	1.54	1.54	1.49	0.18	64

2014	10.05	(0.04)	(0.31)	(0.35)	–	(1.05)	(1.05)	–	8.65	(3.26)	149,736	1.52	1.52	1.50	(0.39)	39

2013	8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	(1.42)	–	10.05	30.85	231,879	1.50	1.50	1.48	(0.36)	31

Royce Small-Cap Value Fund–Investment Class
2018†	$10.16	$0.02	$0.71	$0.73	$–	$–	$–	$–	$10.89	7.19%[1]	$70,370	1.26%[2]	1.26%[2]	1.24%[2]	0.41%[2]	22%

2017	10.03	0.04	0.50	0.54	(0.06)	(0.35)	(0.41)	–	10.16	5.49	66,094	1.26	1.25	1.24	0.44	61

2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	–	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56

2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	(1.74)	–	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60

2014	13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	(1.70)	–	11.81	0.27	140,163	1.18	1.18	1.18	0.32	38

2013	11.37	0.02	3.13	3.15	(0.03)	(0.97)	(1.00)	–	13.52	28.06	196,854	1.21	1.21	1.21	0.11	51

98 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small-Cap Value Fund–Service Class
2018†	$10.12	$0.01	$0.71	$0.72	$–	$–	$–	$–	$10.84	7.11%[1]	$144,852	1.54%[2]	1.54%[2]	1.49%[2]	0.15%[2]	22%

2017	9.98	0.02	0.50	0.52	(0.03)	(0.35)	(0.38)	–	10.12	5.27	152,232	1.51	1.51	1.49	0.17	61

2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	–	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56

2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	(1.71)	–	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60

2014	13.48	0.01	(0.06)	(0.05)	–	(1.67)	(1.67)	–	11.76	(0.02)	477,999	1.45	1.45	1.45	0.04	38

2013	11.34	(0.02)	3.13	3.11	–	(0.97)	(0.97)	–	13.48	27.76	680,674	1.48	1.48	1.48	(0.17)	51

Royce Small-Cap Value Fund–Consultant Class
2018†	$9.06	$(0.03)	$0.63	$0.60	$–	$–	$–	$–	$9.66	6.62%[1]	$12,544	2.35%[2]	2.35%[2]	2.35%[2]	(0.71)%[2]	22%

2017	8.98	(0.06)	0.45	0.39	–	(0.31)	(0.31)	–	9.06	4.44	13,111	2.32	2.32	2.32	(0.66)	61

2016	7.89	(0.03)	1.62	1.59	–	(0.50)	(0.50)	–	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56

2015	10.87	(0.04)	(1.29)	(1.33)	–	(1.65)	(1.65)	–	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60

2014	12.68	(0.09)	(0.05)	(0.14)	–	(1.67)	(1.67)	–	10.87	(0.74)	26,716	2.21	2.21	2.21	(0.71)	38

2013	10.81	(0.12)	2.96	2.84	–	(0.97)	(0.97)	–	12.68	26.61	31,604	2.29	2.29	2.29	(0.97)	51

Royce Small-Cap Value Fund–R Class
2018†	$9.75	$(0.02)	$0.69	$0.67	$–	$–	$–	$–	$10.42	6.87%[1]	$10,639	1.94%[2]	1.94%[2]	1.94%[2]	(0.32)%[2]	22%

2017	9.63	(0.02)	0.48	0.46	–	(0.34)	(0.34)	–	9.75	4.81	14,620	1.88	1.88	1.88	(0.21)	61

2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	–	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56

2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	(1.67)	–	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60

2014	13.19	(0.03)	(0.06)	(0.09)	–	(1.67)	(1.67)	–	11.43	(0.34)	31,043	1.77	1.77	1.77	(0.26)	38

2013	11.16	(0.06)	3.06	3.00	–	(0.97)	(0.97)	–	13.19	27.21	37,409	1.83	1.83	1.83	(0.52)	51

Royce Small/Mid-Cap Premier Fund–Investment Class
2018†	$15.66	$0.01	$(0.49)	$(0.48)	$–	$–	$–	$–	$15.18	(3.07)%[1]	$76,859	0.99%[2]	0.99%[2]	0.99%[2]	0.16%[2]	33%

2017	14.64	0.05	3.05	3.10	(0.03)	(2.05)	(2.08)	–	15.66	21.47	81,549	0.99	0.99	0.99	0.29	54

2016	12.87	0.04	2.30	2.34	(0.06)	(0.51)	(0.57)	–	14.64	18.12	88,378	1.02	1.02	1.02	0.22	67

2015	15.21	0.12	(1.09)	(0.97)	(0.11)	(1.26)	(1.37)	–	12.87	(6.33)	89,766	1.10	1.10	1.10	0.54	66

2014	16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	(0.88)	–	15.21	(0.81)	160,558	1.09	1.09	1.09	0.66	35

2013	14.48	0.03	3.71	3.74	(0.05)	(1.93)	(1.98)	–	16.24	26.37	117,306	1.13	1.13	1.13	0.36	79

Royce Small/Mid-Cap Premier Fund–Service Class
2018†	$15.61	$(0.00)	$(0.49)	$(0.49)	$–	$–	$–	$–	$15.12	(3.14)%[1]	$104,969	1.32%[2]	1.32%[2]	1.18%[2]	(0.03)%[2]	33%

2017	14.60	0.02	3.03	3.05	–	(2.04)	(2.04)	–	15.61	21.21	112,520	1.32	1.32	1.19	0.10	54

2016	12.84	0.00	2.30	2.30	(0.03)	(0.51)	(0.54)	–	14.60	17.84	120,254	1.36	1.36	1.25	(0.01)	67

2015	15.17	0.05	(1.05)	(1.00)	(0.07)	(1.26)	(1.33)	–	12.84	(6.53)	120,381	1.46	1.46	1.35	0.31	66

2014	16.20	0.05	(0.25)	(0.20)	–	(0.83)	(0.83)	–	15.17	(1.14)	175,433	1.43	1.43	1.40	0.32	35

2013	14.45	0.00	3.68	3.68	(0.00)	(1.93)	(1.93)	–	16.20	25.99	223,533	1.45	1.45	1.42	0.02	79

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 99

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small/Mid-Cap Premier Fund–Consultant Class
2018†	$11.06	$(0.05)	$(0.35)	$(0.40)	$–	$–	$–	$–	$10.66	(3.62)%[1]	$8,903	2.26%[2]	2.26%[2]	2.09%[2]	(0.95)%[2]	33%

2017	10.44	(0.09)	2.16	2.07	–	(1.45)	(1.45)	–	11.06	20.10	10,328	2.24	2.24	2.09	(0.81)	54

2016	9.37	(0.09)	1.67	1.58	–	(0.51)	(0.51)	–	10.44	16.78	11,643	2.28	2.28	2.14	(0.89)	67

2015	11.47	(0.06)	(0.78)	(0.84)	–	(1.26)	(1.26)	–	9.37	(7.31)	11,369	2.41	2.41	2.24	(0.58)	66

2014	12.57	(0.07)	(0.20)	(0.27)	–	(0.83)	(0.83)	–	11.47	(2.02)	13,338	2.31	2.31	2.31	(0.59)	35

2013	11.68	(0.12)	2.94	2.82	–	(1.93)	(1.93)	–	12.57	24.73	15,942	2.37	2.37	2.37	(0.93)	79

Royce Smaller-Companies Growth Fund–Investment Class
2018†	$10.93	$(0.03)	$1.19	$1.16	$–	$–	$–	$–	$12.09	10.61%[1]	$124,394	1.19%[2]	1.19%[2]	1.19%[2]	(0.50)%[2]	27%

2017	11.22	(0.09)	2.08	1.99	–	(2.28)	(2.28)	–	10.93	18.20	119,745	1.19	1.19	1.19	(0.67)	64

2016	11.36	(0.05)	1.17	1.12	–	(1.26)	(1.26)	–	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59

2015	14.36	(0.06)	(0.19)	(0.25)	–	(2.75)	(2.75)	–	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45

2014	17.03	(0.07)	0.68	0.61	–	(3.28)	(3.28)	–	14.36	4.04	295,412	1.33	1.33	1.33	(0.40)	52

2013	13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	(1.35)	–	17.03	32.59	244,269	1.37	1.37	1.37	(0.59)	45

Royce Smaller-Companies Growth Fund–Service Class
2018†	$10.69	$(0.04)	$1.15	$1.11	$–	$–	$–	$–	$11.80	10.38%[1]	$223,091	1.52%[2]	1.52%[2]	1.49%[2]	(0.81)%[2]	27%

2017	11.01	(0.12)	2.03	1.91	–	(2.23)	(2.23)	–	10.69	17.80	228,008	1.49	1.49	1.47	(0.96)	64

2016	11.20	(0.08)	1.15	1.07	–	(1.26)	(1.26)	–	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59

2015	14.23	(0.08)	(0.20)	(0.28)	–	(2.75)	(2.75)	–	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45

2014	16.93	(0.09)	0.67	0.58	–	(3.28)	(3.28)	–	14.23	3.89	572,899	1.44	1.44	1.42	(0.51)	52

2013	13.83	(0.11)	4.56	4.45	–	(1.35)	(1.35)	–	16.93	32.52	835,379	1.48	1.48	1.46	(0.69)	45

Royce Smaller-Companies Growth Fund–Consultant Class
2018†	$9.28	$(0.07)	$0.99	$0.92	$–	$–	$–	$–	$10.20	9.91%[1]	$10,065	2.39%[2]	2.38%[2]	2.24%[2]	(1.55)%[2]	27%

2017	9.63	(0.18)	1.77	1.59	–	(1.94)	(1.94)	–	9.28	16.92	10,119	2.36	2.36	2.24	(1.73)	64

2016	10.01	(0.14)	1.02	0.88	–	(1.26)	(1.26)	–	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59

2015	13.12	(0.18)	(0.18)	(0.36)	–	(2.75)	(2.75)	–	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45

2014	15.99	(0.22)	0.63	0.41	–	(3.28)	(3.28)	–	13.12	3.05	17,158	2.29	2.29	2.29	(1.37)	52

2013	13.24	(0.24)	4.34	4.10	–	(1.35)	(1.35)	–	15.99	31.31	22,614	2.36	2.36	2.36	(1.58)	45

Royce Smaller-Companies Growth Fund–Institutional Class
2018†	$11.06	$(0.02)	$1.19	$1.17	$–	$–	$–	$–	$12.23	10.58%[1]	$9,746	1.28%[2]	1.28%[2]	1.08%[2]	(0.39)%[2]	27%

2017	11.35	(0.09)	2.11	2.02	–	(2.31)	(2.31)	–	11.06	18.23	9,315	1.21	1.21	1.21	(0.70)	64

2016	11.48	(0.05)	1.18	1.13	–	(1.26)	(1.26)	–	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59

2015	14.46	(0.03)	(0.20)	(0.23)	–	(2.75)	(2.75)	–	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

2014	17.09	(0.03)	0.68	0.65	–	(3.28)	(3.28)	–	14.46	4.26	38,718	1.06	1.06	1.06	(0.16)	52

2013	13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	(1.39)	–	17.09	32.99	142,923	1.07	1.07	1.07	(0.30)	45

100 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund–Investment Class
2018†	$21.79	$0.14	$(0.21)	$(0.07)	$–	$–	$–	$–	$21.72	(0.32)%[1]	$1,114,111	1.18%[2]	1.18%[2]	1.18%[2]	1.31%[2]	5%

2017	22.02	0.13	1.56	1.69	(0.12)	(1.80)	(1.92)	–	21.79	7.87	1,142,224	1.17	1.17	1.17	0.54	15

2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	–	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29

2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	(2.10)	–	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15

2014	25.02	0.13	0.09	0.22	(0.12)	(2.26)	(2.38)	–	22.86	1.09	1,950,211	1.12	1.12	1.12	0.47	21

2013	21.13	0.03	6.09	6.12	(0.03)	(2.20)	(2.23)	–	25.02	29.36	2,510,346	1.13	1.13	1.13	0.13	28

Royce Special Equity Fund–Service Class
2018†	$21.76	$0.12	$(0.22)	$(0.10)	$–	$–	$–	$–	$21.66	(0.46)%[1]	$53,408	1.56%[2]	1.55%[2]	1.39%[2]	1.13%[2]	5%

2017	21.98	0.08	1.56	1.64	(0.07)	(1.79)	(1.86)	–	21.76	7.66	108,001	1.50	1.50	1.39	0.32	15

2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	–	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29

2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	(2.03)	–	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15

2014	24.97	0.06	0.09	0.15	(0.05)	(2.26)	(2.31)	–	22.81	0.80	233,791	1.44	1.44	1.39	0.20	21

2013	21.12	(0.03)	6.08	6.05	–	(2.20)	(2.20)	–	24.97	29.04	335,952	1.45	1.45	1.39	(0.13)	28

Royce Special Equity Fund–Consultant Class
2018†	$19.86	$0.03	$(0.20)	$(0.17)	$–	$–	$–	$–	$19.69	(0.86)%[1]	$40,172	2.20%[2]	2.20%[2]	2.20%[2]	0.29%[2]	5%

2017	20.16	(0.10)	1.43	1.33	–	(1.63)	(1.63)	–	19.86	6.77	46,654	2.21	2.20	2.20	(0.49)	15

2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	–	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29

2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	(1.89)	–	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15

2014	23.57	(0.13)	0.09	(0.04)	–	(2.26)	(2.26)	–	21.27	0.04	63,981	2.14	2.14	2.14	(0.56)	21

2013	20.20	(0.21)	5.78	5.57	–	(2.20)	(2.20)	–	23.57	27.97	71,333	2.17	2.17	2.17	(0.90)	28

Royce Special Equity Fund–Institutional Class
2018†	$21.61	$0.15	$(0.22)	$(0.07)	$–	$–	$–	$–	$21.54	(0.32)%[1]	$191,789	1.10%[2]	1.10%[2]	1.10%[2]	1.45%[2]	5%

2017	21.84	0.14	1.55	1.69	(0.14)	(1.78)	(1.92)	–	21.61	7.96	247,004	1.09	1.09	1.09	0.60	15

2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	–	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29

2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	(2.12)	–	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15

2014	24.88	0.14	0.10	0.24	(0.15)	(2.26)	(2.41)	–	22.71	1.17	639,723	1.02	1.02	1.02	0.56	21

2013	21.02	0.06	6.06	6.12	(0.06)	(2.20)	(2.26)	–	24.88	29.51	700,200	1.01	1.01	1.01	0.26	28

Royce Special Equity Multi-Cap Fund–Investment Class
2018†	$15.63	$0.08	$(0.95)	$(0.87)	$–	$–	$–	$–	$14.76	(5.57)%[1]	$34,812	1.07%[2]	1.07%[2]	1.01%[2]	1.06%[2]	2%

2017	13.90	0.14	2.04	2.18	(0.15)	(0.30)	(0.45)	–	15.63	15.77	41,081	1.04	1.04	0.99	0.96	28

2016	12.34	0.17	1.55	1.72	(0.16)	–	(0.16)	–	13.90	13.92	34,858	1.02	1.02	0.97	1.15	50

2015	15.55	0.40	(2.48)	(2.08)	(0.35)	(0.78)	(1.13)	–	12.34	(13.40)	43,999	1.01	1.01	0.99	1.49	31

2014	14.92	0.10	1.30	1.40	(0.11)	(0.66)	(0.77)	–	15.55	9.53	123,545	0.97	0.97	0.96	0.95	39

2013	11.64	0.12	4.11	4.23	(0.12)	(0.83)	(0.95)	–	14.92	36.62	62,387	1.16	1.16	1.15	0.93	44

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Multi-Cap Fund–Service Class
2018†	$15.69	$0.06	$(0.95)	$(0.89)	$–	$–	$–	$–	$14.80	(5.67)%[1]	$21,240	1.46%[2]	1.46%[2]	1.24%[2]	0.83%[2]	2%

2017	13.95	0.12	2.02	2.14	(0.10)	(0.30)	(0.40)	–	15.69	15.42	24,182	1.39	1.39	1.24	0.68	28

2016	12.38	0.13	1.57	1.70	(0.13)	–	(0.13)	–	13.95	13.69	37,495	1.34	1.34	1.23	0.89	50

2015	15.60	0.26	(2.39)	(2.13)	(0.31)	(0.78)	(1.09)	–	12.38	(13.64)	47,630	1.29	1.29	1.23	1.21	31

2014	14.96	0.10	1.27	1.37	(0.07)	(0.66)	(0.73)	–	15.60	9.28	94,878	1.34	1.34	1.24	0.66	39

2013	11.68	0.09	4.12	4.21	(0.10)	(0.83)	(0.93)	–	14.96	36.26	78,233	1.61	1.61	1.38	0.69	44

Royce Special Equity Multi-Cap Fund–Consultant Class [f]
2018†	$10.19	$0.00	$(0.61)	$(0.61)	$–	$–	$–	$–	$9.58	(5.99)%[1]	$3,096	2.31%[2]	2.31%[2]	1.99%[2]	0.05%[2]	2%

2017	9.12	(0.00)	1.32	1.32	(0.05)	(0.20)	(0.25)	–	10.19	14.50	4,190	2.73	2.73	1.99	(0.06)	28

2016	8.15	0.02	1.03	1.05	(0.08)	–	(0.08)	–	9.12	12.89	4,986	2.38	2.38	1.99	0.12	50

2015	10.72	0.09	(1.63)	(1.54)	(0.25)	(0.78)	(1.03)	–	8.15	(14.35)	6,825	2.19	2.19	1.99	0.50	31

2014	10.00	(0.04)	1.48	1.44	(0.06)	(0.66)	(0.72)	–	10.72	14.57 [1]	9,233	2.54 [2]	2.54 [2]	1.99 [2]	(0.05)[2]	39

Royce Special Equity Multi-Cap Fund–Institutional Class
2018†	$15.62	$0.09	$(0.96)	$(0.87)	$–	$–	$–	$–	$14.75	(5.57)%[1]	$7,578	1.03%[2]	1.03%[2]	0.89%[2]	1.10%[2]	2%

2017	13.89	0.17	2.03	2.20	(0.17)	(0.30)	(0.47)	–	15.62	15.89	38,706	0.99	0.99	0.89	1.06	28

2016	12.33	0.16	1.57	1.73	(0.17)	–	(0.17)	–	13.89	14.04	37,339	0.99	0.99	0.89	1.22	50

2015	15.56	0.34	(2.41)	(2.07)	(0.38)	(0.78)	(1.16)	–	12.33	(13.32)	36,864	0.94	0.94	0.89	1.56	31

2014	14.92	0.12	1.30	1.42	(0.12)	(0.66)	(0.78)	–	15.56	9.64	75,941	0.93	0.93	0.89	1.01	39

2013	11.64	0.15	4.10	4.25	(0.14)	(0.83)	(0.97)	–	14.92	36.73	48,063	1.10	1.10	1.04	1.02	44

Royce Total Return Fund–Investment Class
2018†	$13.58	$0.10	$(0.02)	$0.08	$(0.08)	$–	$(0.08)	$–	$13.58	0.59%[1]	$1,471,522	1.18%[2]	1.18%[2]	1.18%[2]	1.49%[2]	11%

2017	13.68	0.14	1.67	1.81	(0.12)	(1.79)	(1.91)	–	13.58	13.65	1,550,893	1.19	1.19	1.19	1.00	12

2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	–	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16

2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	(1.77)	–	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11

2014	16.47	0.17	0.00	0.17	(0.28)	(1.62)	(1.90)	–	14.74	1.34	3,077,951	1.13	1.13	1.13	0.95	18

2013	13.63	0.16	4.24	4.40	(0.14)	(1.42)	(1.56)	–	16.47	32.76	3,657,904	1.13	1.13	1.13	1.00	21

Royce Total Return Fund–Service Class
2018†	$13.88	$0.08	$(0.02)	$0.06	$(0.06)	$–	$(0.06)	$–	$13.88	0.43%[1]	$115,579	1.49%[2]	1.49%[2]	1.49%[2]	1.23%[2]	11%

2017	13.98	0.10	1.69	1.79	(0.07)	(1.82)	(1.89)	–	13.88	13.24	97,854	1.49	1.48	1.48	0.72	12

2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	–	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16

2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	(1.74)	–	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11

2014	16.61	0.12	0.01	0.13	(0.14)	(1.62)	(1.76)	–	14.98	1.08	232,814	1.42	1.42	1.42	0.60	18

2013	13.72	0.11	4.27	4.38	(0.07)	(1.42)	(1.49)	–	16.61	32.38	493,111	1.48	1.48	1.48	0.68	21

102 | The Royce Funds 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund–Consultant Class
2018†	$13.95	$0.03	$(0.01)	$0.02	$(0.02)	$–	$(0.02)	$–	$13.95	0.11%[1]	$227,078	2.17%[2]	2.17%[2]	2.17%[2]	0.49%[2]	11%

2017	14.07	0.01	1.70	1.71	–	(1.83)	(1.83)	–	13.95	12.53	247,914	2.16	2.16	2.16	0.04	12

2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	–	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16

2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	(1.67)	–	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11

2014	16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	(1.65)	–	15.05	0.37	356,731	2.12	2.12	2.12	(0.04)	18

2013	13.81	(0.00)	4.29	4.29	–	(1.42)	(1.42)	–	16.68	31.38	404,498	2.15	2.15	2.15	(0.02)	21

Royce Total Return Fund–Institutional Class
2018†	$13.40	$0.11	$(0.02)	$0.09	$(0.09)	$–	$(0.09)	$–	$13.40	0.63%[1]	$310,533	1.07%[2]	1.07%[2]	1.07%[2]	1.61%[2]	11%

2017	13.52	0.16	1.64	1.80	(0.15)	(1.77)	(1.92)	–	13.40	13.80	310,603	1.06	1.06	1.06	1.13	12

2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	–	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16

2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	(1.79)	–	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11

2014	16.35	0.18	0.02	0.20	(0.32)	(1.62)	(1.94)	–	14.61	1.51	572,662	1.00	1.00	1.00	1.09	18

2013	13.55	0.18	4.21	4.39	(0.17)	(1.42)	(1.59)	–	16.35	32.93	621,447	1.00	1.00	1.00	1.15	21

Royce Total Return Fund–W Class
2018†	$13.56	$0.09	$(0.02)	$0.07	$(0.08)	$–	$(0.08)	$–	$13.55	0.48%[1]	$41,770	1.32%[2]	1.31%[2]	1.31%[2]	1.22%[2]	11%

2017	13.67	0.14	1.66	1.80	(0.12)	(1.79)	(1.91)	–	13.56	13.59	95,955	1.21	1.21	1.21	1.00	12

2016	11.88	0.17	2.91	3.08	(0.20)	(1.09)	(1.29)	–	13.67	25.96	79,702	1.20	1.20	1.20	1.03	16

2015	14.72	0.16	(1.23)	(1.07)	(0.12)	(1.65)	(1.77)	–	11.88	(7.28)	118,167	1.18	1.18	1.18	1.17	11

2014	16.45	0.15	0.03	0.18	(0.29)	(1.62)	(1.91)	–	14.72	1.35	261,829	1.13	1.13	1.13	0.97	18

2013	13.62	0.16	4.23	4.39	(0.14)	(1.42)	(1.56)	–	16.45	32.71	249,035	1.15	1.15	1.15	0.99	21

Royce Total Return Fund–R Class
2018†	$13.99	$0.06	$(0.02)	$0.04	$(0.04)	$–	$(0.04)	$–	$13.99	0.28%[1]	$50,926	1.82%[2]	1.82%[2]	1.82%[2]	0.86%[2]	11%

2017	14.09	0.06	1.71	1.77	(0.03)	(1.84)	(1.87)	–	13.99	12.97	54,979	1.80	1.80	1.80	0.40	12

2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	–	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16

2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	(1.71)	–	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

2014	16.73	0.07	0.01	0.08	(0.12)	(1.62)	(1.74)	–	15.07	0.73	65,501	1.72	1.72	1.72	0.37	18

2013	13.82	0.06	4.30	4.36	(0.03)	(1.42)	(1.45)	–	16.73	31.95	72,541	1.75	1.75	1.75	0.39	21

†Six months ended June 30, 2018 (unaudited).
[1]Not annualized
[2]Annualized
[a]The Class commenced operations on March 21, 2014.
[b]The Class commenced operations on January 5, 2016.
[c]The Class commenced operations on January 22, 2014.
[d]The Class commenced operations on February 26, 2016.
[e]The Class commenced operations on May 2, 2018.
[f]The Class commenced operations on January 27, 2014.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Semiannual Report to Shareholders | 103

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
   Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Discovery Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the seventeen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective February 1, 2018, Royce International Micro-Cap Fund became Royce International Discovery Fund.
   Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
   Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
   At June 30, 2018, officers, employees of Royce & Associates (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Discovery Fund	46%
Royce Micro-Cap Opportunity Fund	15%
Royce Special Equity Multi-Cap Fund	10%

VALUATION OF INVESTMENTS:
   Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
   Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

104 | The Royce Funds 2018 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
   The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2018. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Dividend Value Fund
Common Stocks	$164,226,702	$–	$–	$164,226,702

Cash Equivalents	–	2,288,000	–	2,288,000

Royce Global Financial Services Fund
Common Stocks	53,448,203	6,704	–	53,454,907

Cash Equivalents	–	3,525,000	–	3,525,000

Royce International Discovery Fund
Common Stocks	7,660,090	–	0	7,660,090

Cash Equivalents	–	297,000	–	297,000

Royce International Premier Fund
Common Stocks	223,478,008	–	–	223,478,008

Cash Equivalents	–	10,354,000	–	10,354,000

Royce Low-Priced Stock Fund
Common Stocks	258,139,397	924,075	0	259,063,472

Cash Equivalents	7,857,308	12,739,000	–	20,596,308

Royce Micro-Cap Fund
Common Stocks	189,037,127	–	828,000	189,865,127

Cash Equivalents	3,716,832	8,277,000	–	11,993,832

Royce Micro-Cap Opportunity Fund
Common Stocks	45,223,015	606,264	–	45,829,279

Cash Equivalents	–	2,245,000	–	2,245,000

Royce Opportunity Fund
Common Stocks	1,190,358,342	4,740,540	–	1,195,098,882

Cash Equivalents	22,685,409	96,754,000	–	119,439,409

Royce Pennsylvania Mutual Fund
Common Stocks	1,959,534,336	–	–	1,959,534,336

Cash Equivalents	7,149,754	102,601,000	–	109,750,754

Royce Premier Fund
Common Stocks	2,176,583,648	–	–	2,176,583,648

Cash Equivalents	–	99,671,000	–	99,671,000

Royce Small-Cap Leaders Fund
Common Stocks	73,742,481	–	–	73,742,481

Cash Equivalents	–	6,363,000	–	6,363,000

Royce Small-Cap Value Fund
Common Stocks	216,163,874	–	–	216,163,874

Cash Equivalents	–	20,991,000	–	20,991,000

Royce Small/Mid-Cap Premier Fund
Common Stocks	162,703,354	–	0	162,703,354

Cash Equivalents	–	29,491,000	–	29,491,000

Royce Smaller-Companies Growth Fund
Common Stocks	346,458,378	–	–	346,458,378

Cash Equivalents	15,347,529	21,889,000	–	37,236,529

Royce Special Equity Fund
Common Stocks	1,182,731,233	40,266,044	–	1,222,997,277

Cash Equivalents	–	178,533,000	–	178,533,000

Royce Special Equity Multi-Cap Fund
Common Stocks	56,893,311	–	–	56,893,311

Cash Equivalents	–	9,659,000	–	9,659,000

Royce Total Return Fund
Common Stocks	2,070,523,965	13,618,975	0	2,084,142,940

Corporate Bond	–	4,400,870	–	4,400,870

Cash Equivalents	–	126,081,000	–	126,081,000

The Royce Funds 2018 Semiannual Report to Shareholders | 105

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):
   Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Funds recognize transfers between levels as of the end of the reporting period. For the six months ended June 30, 2018, the following Funds had securities transfer from Level 1 to Level 2 and from Level 2 to Level 1 within the fair value hierarchy:

	TRANSFERS FROM	TRANSFERS FROM		TRANSFERS FROM	TRANSFERS FROM
	LEVEL 1 TO LEVEL 2	LEVEL 2 TO LEVEL 1		LEVEL 1 TO LEVEL 2	LEVEL 2 TO LEVEL 1

Royce Dividend Value Fund	$ –	$ 32,402,085	Royce Opportunity Fund	$ 2,332,182	$ –

Royce Global Financial Services Fund	–	12,573,085	Royce Pennsylvania Mutual Fund	–	54,941,229

Royce International Discovery Fund	–	2,679,938	Royce Premier Fund	–	71,037,887

Royce International Premier Fund	–	159,572,517	Royce Small-Cap Leaders Fund	–	1,949,552

Royce Low-Priced Stock Fund	–	10,466,979	Royce Small/Mid-Cap Premier Fund	–	235,047

Royce Micro-Cap Fund	–	3,713,547	Royce Smaller-Companies Growth Fund	–	8,120,912

Royce Micro-Cap Opportunity Fund	463,450	–	Royce Total Return Fund	–	106,826,495

Level 3 Reconciliation:

				REALIZED	UNREALIZED
	BALANCE AS OF 12/31/17	PURCHASES	SALES	GAIN (LOSS)	GAIN (LOSS)[1]	BALANCE AS OF 6/30/18

Royce International Discovery Fund

Common Stocks	$ –	$ 0	$ –	$ –	$ –	$ 0

Royce Low-Priced Stock Fund

Common Stocks	0	–	–	–	–	0

Royce Micro-Cap Fund

Common Stocks	828,000	–	–	–	–	828,000

Royce Small/Mid-Cap Premier Fund

Common Stocks	0	–	–	–	–	0

Royce Total Return Fund

Common Stocks	0	–	–	–	–	0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

   The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/18	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

		Discounted Present Value
Common Stocks	$828,000	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
   The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2018 are overnight and continuous.

FOREIGN CURRENCY:
   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

106 | The Royce Funds 2018 Semiannual Report to Shareholders

SECURITIES LENDING:
   The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents, which are invested temporarily by the custodian, as well as non-cash collateral, which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The market value of non-cash collateral held by the Funds at June 30, 2018 was as follows:

Royce Low-Priced Stock Fund	$ 975,481	Royce Small-Cap Leaders Fund	$ 2,215,902

Royce Micro-Cap Fund	2,901,730	Royce Small-Cap Value Fund	8,418,812

Royce Opportunity Fund	57,899,092	Royce Smaller-Companies Growth Fund	30,452,386

Royce Pennsylvania Mutual Fund	39,739,066	Royce Total Return Fund	1,427,272

Royce Premier Fund	7,214,888

   The following table presents by financial instrument, a Fund’s assets and liabilities net of related collateral held by the Fund at June 30, 2018:

		SECURITIES ON LOAN
	CASH COLLATERAL [1]	COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT

Royce Low-Priced Stock Fund

Collateral on Loaned Securities/Securities on Loan	$ 7,857,308	$ (7,493,878)	$363,430

Royce Micro-Cap Fund

Collateral on Loaned Securities/Securities on Loan	3,716,832	(3,599,021)	117,811

Royce Opportunity Fund

Collateral on Loaned Securities/Securities on Loan	22,685,409	(21,815,684)	869,725

Royce Pennsylvania Mutual Fund

Collateral on Loaned Securities/Securities on Loan	7,149,754	(6,959,096)	190,658

Royce Smaller-Companies Growth Fund

Collateral on Loaned Securities/Securities on Loan	15,347,529	(14,989,803)	357,726

[1]
Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

DISTRIBUTIONS AND TAXES:
   As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
   Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
   The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

The Royce Funds 2018 Semiannual Report to Shareholders | 107

Notes to Financial Statements (unaudited) (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
   The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
   The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
   The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 12, 2018. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the six months ended June 30, 2018.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)[1]	Year Ended 12/31/17[2]	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17

Royce Dividend Value Fund
Investment Class	$10,130,196	$33,358,164	$816,344	$14,559,845	$(13,448,820)	$(34,756,532)		$3,578,591	$(2,502,280)	$16,740,068

Service Class	980,880	4,595,603	306,421	6,925,218	(10,666,947)	(72,839,992)		(3,578,591)	(9,379,646)	(64,897,762)

Consultant Class	53,267	43,403	3,425	179,517	(252,229)	(365,980)			(195,537)	(143,060)

Institutional Class	37,043	156,698	6,817	149,582	(380,801)	(63,252)			(336,941)	243,028

Royce Global Financial Services Fund
Service Class	9,061,141	19,803,777	–	1,524,105	(9,349,050)	(25,122,992)			(287,909)	(3,795,110)

Institutional Class	4,000	1,030,249	–	287,397	(51,865)	(446,493)			(47,865)	871,153

Royce International Discovery Fund
Service Class	773,470	625,802	–	102,614	(212,176)	(462,796)			561,294	265,620

Royce International Premier Fund
Investment Class	99,920,876	68,809,358	–	879,967	(24,679,238)	(9,492,960)		10,710,066	75,241,638	70,906,431

Service Class	16,030,330	15,361,047	–	309,552	(19,612,330)	(10,148,697)	$15,088	(10,686,016)	(3,566,912)	(5,164,114)

Consultant Class	2,102,358	2,900,964	–	13,784	(1,111,802)	(782,316)			990,556	2,132,432

Institutional Class	8,512,520		–		–				8,512,520

R Class	200	1,108	–	528	(57,682)	–	(15,088)		(72,570)	1,636

K Class		–		–		–		(24,050)		(24,050)

Royce Low-Priced Stock Fund
Investment Class	3,073,317	4,827,741	–	3,042,673	(5,791,274)	(7,679,466)	5,064,654	30,157,999	2,346,697	30,348,947

Service Class	2,881,974	5,359,019	–	12,483,625	(21,078,662)	(69,244,052)	293,550	(29,086,803)	(17,903,138)	(80,488,211)

Institutional Class	247,714	315,958	–	499,044	(1,034,576)	(8,139,049)	(5,064,654)		(5,851,516)	(7,324,047)

R Class	15,465	98,627	–	63,719	(766,305)	(173,595)	(293,550)		(1,044,390)	(11,249)

K Class		13,656		–		(42,545)		(1,071,196)		(1,100,085)

Royce Micro-Cap Fund
Investment Class	2,945,813	8,604,513	–	11,026,347	(25,374,852)	(42,144,313)		201,150	(22,429,039)	(22,312,303)

Service Class	2,766,125	3,672,153	–	937,168	(4,117,089)	(7,631,678)		(201,150)	(1,350,964)	(3,223,507)

Consultant Class	121,800	466,511	–	1,683,462	(2,876,800)	(10,592,332)			(2,755,000)	(8,442,359)

108 | The Royce Funds 2018 Semiannual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)[1]	Year Ended 12/31/17[2]	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17

Royce Micro-Cap Opportunity Fund
Investment Class	$3,173,720	$2,803,349	$–	$3,283,146	$(5,941,126)	$(12,453,128)		$47,069	$(2,767,406)	$(6,319,564)

Service Class	160,017	368,449	–	82,715	(88,733)	(401,071)		(47,069)	71,284	3,024

Royce Opportunity Fund
Investment Class	49,061,127	95,914,276	–	89,555,952	(82,386,634)	(176,705,384)		809,011	(33,325,507)	9,573,855

Service Class	21,679,993	50,250,124	–	11,529,769	(52,433,017)	(42,272,885)	$7,600,899	(809,011)	(23,152,125)	18,697,997

Consultant Class	365,266	1,258,054	–	2,481,422	(4,038,694)	(5,389,905)			(3,673,428)	(1,650,429)

Institutional Class	24,257,546	65,630,056	–	77,029,241	(327,097,973)	(123,056,070)			(302,840,427)	19,603,227

R Class	1,248,888	7,407,124	–	5,142,835	(6,081,007)	(14,211,365)			(4,832,119)	(1,661,406)

K Class	748,866	3,768,309	–	1,024,733	(771,052)	(4,179,483)	(7,600,899)		(7,623,085)	613,559

Royce Pennsylvania Mutual Fund
Investment Class	37,964,805	108,329,916	–	254,272,581	(156,492,913)	(364,099,258)		954,383	(118,528,108)	(542,378)

Service Class	4,437,308	21,525,651	–	6,601,511	(13,042,646)	(73,066,550)	2,031,178	(954,383)	(6,574,160)	(45,893,771)

Consultant Class	2,971,549	6,858,381	–	59,284,622	(38,405,957)	(95,624,041)			(35,434,408)	(29,481,038)

Institutional Class	16,914,497	174,059,170	–	12,113,429	(8,295,274)	(396,581,300)			8,619,223	(210,408,701)

R Class	820,350	2,869,674	–	2,671,302	(3,181,241)	(7,107,006)			(2,360,891)	(1,566,030)

K Class	55,427	356,892	–	494,633	(850,567)	(1,182,189)	(2,031,178)		(2,826,318)	(330,664)

Royce Premier Fund

Investment Class	76,063,347	241,047,460	–	223,171,515	(196,787,334)	(382,949,395)		245,348	(120,723,987)	81,514,928

Service Class	6,506,891	14,869,157	–	6,885,399	(12,107,074)	(17,172,517)		(245,348)	(5,600,183)	4,336,691

Consultant Class	827,097	2,882,510	–	3,994,852	(3,167,469)	(8,935,374)			(2,340,372)	(2,058,012)

Institutional Class	16,396,031	261,675,152	–	33,768,589	(25,731,182)	(310,726,543)			(9,335,151)	(15,282,802)

W Class	143,822	10,076,719	–	2,010,290	(5,157,893)	(145,318,380)			(5,014,071)	(133,231,371)

R Class	319,803	690,774	–	1,724,204	(1,336,460)	(4,464,354)			(1,016,657)	(2,049,376)

Royce Small-Cap Leaders Fund
Investment Class	2,235,244	3,821,850	–	5,604,193	(4,027,925)	(15,331,606)		3,953,879	(1,792,681)	(1,951,684)

Service Class	762,862	2,089,523	–	5,365,200	(5,936,993)	(13,946,182)	1,634,452	(3,451,813)	(3,539,679)	(9,943,272)

R Class	152,669	626,596	–	257,152	(335,304)	(848,782)	(1,634,452)		(1,817,087)	34,966

K Class		8,625		–		(13,841)		(502,066)		(507,282)

Royce Small-Cap Value Fund
Investment Class	2,441,679	7,212,852	–	2,298,668	(6,184,471)	(27,843,241)	3,479,640	11,332,541	(263,152)	(6,999,180)

Service Class	1,795,151	5,782,230	–	4,963,542	(20,538,727)	(60,660,700)	1,556,238	(11,332,541)	(17,187,338)	(61,247,469)

Consultant Class	85,475	528,340	–	419,883	(1,448,954)	(4,299,901)			(1,363,479)	(3,351,678)

Institutional Class	172,026	5,715,018	–	135,010	(556,734)	(121,609,510)	(3,479,640)		(3,864,348)	(115,759,482)

R Class	808,583	2,325,469	–	486,662	(5,456,352)	(6,314,704)			(4,647,769)	(3,502,573)

K Class	323,211	515,109	–	71,464	(736,046)	(1,601,007)	(1,556,238)		(1,969,073)	(1,014,434)

Royce Small/Mid-Cap Premier Fund
Investment Class	2,370,620	2,802,152	–	9,333,591	(4,598,053)	(38,615,198)		14,585,974	(2,227,433)	(11,893,481)

Service Class	1,202,719	2,862,831	–	12,670,685	(6,510,887)	(23,075,898)	1,197,399	(10,355,341)	(4,110,769)	(17,897,723)

Consultant Class	41,208	203,495	–	1,168,599	(1,122,885)	(3,427,490)			(1,081,677)	(2,055,396)

R Class	55,770	325,929	–	253,421	(1,002,218)	(438,712)	(1,197,399)		(2,143,847)	140,638

K Class		73,214		–		(114,702)		(4,230,633)		(4,272,121)

Royce Smaller-Companies Growth Fund
Investment Class	6,947,186	8,568,833	–	17,465,075	(14,405,138)	(31,336,604)		30,948,573	(7,457,952)	25,645,877

Service Class	3,812,086	7,939,518	–	37,667,971	(31,173,543)	(75,375,930)	623,550	(30,801,077)	(26,737,907)	(60,569,518)

Consultant Class	74,338	436,581	–	1,736,168	(1,077,307)	(2,498,886)			(1,002,969)	(326,137)

Institutional Class	287,759	2,292,066	–	1,401,477	(810,745)	(15,929,293)			(522,986)	(12,235,750)

R Class	139,588	253,510	–	121,248	(111,893)	(573,963)	(623,550)		(595,855)	(199,205)

K Class		10,337		–		(73,104)		(147,496)		(210,263)

Royce Special Equity Fund
Investment Class	107,697,003	135,718,687	–	78,155,944	(131,280,076)	(287,748,016)		456,521	(23,583,073)	(73,416,864)

Service Class	7,387,160	17,484,310	–	7,079,422	(59,814,414)	(43,100,887)		(456,521)	(52,427,254)	(18,993,676)

Consultant Class	1,441,439	3,664,645	–	3,280,685	(7,431,637)	(10,202,732)			(5,990,198)	(3,257,402)

Institutional Class	10,633,893	119,222,833	–	18,780,245	(63,536,391)	(96,058,792)			(52,902,498)	41,944,286

The Royce Funds 2018 Semiannual Report to Shareholders | 109

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)[1]	Year Ended 12/31/17[2]	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17

Royce Special Equity Multi-Cap Fund
Investment Class	$193,049	$2,451,602	$–	$1,040,135	$(4,262,118)	$(5,918,178)		$4,410,760	$(4,069,069)	$1,984,319

Service Class	202,213	1,980,085	–	546,406	(1,850,132)	(14,809,505)		(4,410,760)	(1,647,919)	(16,693,774)

Consultant Class	45,493	246,555	–	93,069	(905,371)	(1,656,776)			(859,878)	(1,317,152)

Institutional Class	398,435	241,566	–	1,120,943	(30,111,030)	(4,665,527)			(29,712,595)	(3,303,018)

Royce Total Return Fund
Investment Class	87,140,010	165,438,966	6,967,600	160,024,214	(173,592,274)	(621,860,725)		616,402	(79,484,664)	(295,781,143)

Service Class	10,762,005	37,626,452	387,783	10,955,024	(28,899,106)	(93,727,158)	$34,866,202	(616,402)	17,116,884	(45,762,084)

Consultant Class	3,844,042	7,849,294	215,948	26,542,808	(24,734,405)	(53,725,682)			(20,674,415)	(19,333,580)

Institutional Class	28,516,616	267,365,781	1,677,472	34,156,423	(30,453,650)	(418,141,043)			(259,562)	(116,618,839)

W Class	3,031,414	23,629,518	135,043	9,432,413	(58,692,867)	(16,176,485)			(55,526,410)	16,885,446

R Class	3,434,616	13,477,855	146,861	6,544,516	(7,577,004)	(18,954,349)			(3,995,527)	1,068,022

K Class	4,184,984	10,702,334	58,254	4,529,233	(6,531,546)	(18,585,697)	(34,866,202)		(37,154,510)	(3,354,130)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARE OUTSTANDING

	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)[1]	Year Ended 12/31/17[2]	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17

Royce Dividend Value Fund
Investment Class	1,332,575	4,298,687	112,236	1,985,078	(1,778,147)	(4,549,529)		436,413	(333,336)	2,170,649

Service Class	124,953	593,367	39,823	919,198	(1,366,322)	(9,162,991)		(427,550)	(1,201,546)	(8,077,976)

Consultant Class	6,028	4,932	382	20,882	(28,386)	(40,367)			(21,976)	(14,553)

Institutional Class	4,941	20,750	906	20,657	(49,285)	(8,312)			(43,438)	33,095

Royce Global Financial Services Fund
Service Class	821,188	2,011,114	–	147,399	(850,852)	(2,568,417)			(29,664)	(409,904)

Institutional Class	281	82,514	–	21,641	(3,673)	(36,663)			(3,392)	67,492

Royce International Discovery Fund
Service Class	60,958	57,050	–	8,425	(17,375)	(40,290)			43,583	25,185

Royce International Premier Fund
Investment Class	7,548,850	5,700,233	–	69,180	(1,901,323)	(801,879)		840,664	5,647,527	5,808,198

Service Class	1,015,841	1,104,260	–	20,392	(1,251,219)	(760,763)	964	(704,906)	(234,414)	(341,017)

Consultant Class	121,727	185,684	–	834	(64,988)	(54,788)			56,739	131,730

Institutional Class	658,682		–		–				658,682

R Class	16	103	–	44	(4,618)	–	(1,202)		(5,804)	147

K Class		–		–		–		(2,551)		(2,551)

Royce Low-Priced Stock Fund
Investment Class	347,831	577,375	–	367,917	(664,281)	(915,749)	544,002	3,434,852	227,552	3,464,395

Service Class	332,389	640,080	–	1,515,003	(2,420,215)	(8,306,853)	33,703	(3,325,309)	(2,054,123)	(9,477,079)

Institutional Class	28,573	37,701	–	60,126	(114,370)	(959,231)	(543,255)		(629,052)	(861,404)

R Class	1,925	12,437	–	8,190	(97,337)	(22,168)	(35,709)		(131,121)	(1,541)

K Class		9,447		–		(29,290)		(741,056)		(760,899)

Royce Micro-Cap Fund
Investment Class	244,238	715,505	–	965,522	(2,128,632)	(3,519,967)		16,447	(1,884,394)	(1,822,493)

Service Class	225,987	314,908	–	83,750	(351,759)	(648,355)		(16,790)	(125,772)	(266,487)

Consultant Class	13,246	49,719	–	188,517	(308,706)	(1,128,904)			(295,460)	(890,668)

Royce Micro-Cap Opportunity Fund
Investment Class	153,507	148,676	–	171,086	(292,577)	(620,649)		2,287	(139,070)	(298,600)

Service Class	15,387	37,846	–	8,572	(8,665)	(42,970)		(4,548)	6,722	(1,100)

110 | The Royce Funds 2018 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)[1]	Year Ended 12/31/17[2]	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17

Royce Opportunity Fund
Investment Class	3,577,063	6,866,763	–	6,779,406	(5,978,204)	(12,814,149)		53,934	(2,401,141)	885,954

Service Class	1,686,383	3,856,271	–	935,858	(4,129,246)	(3,215,595)	601,813	(57,828)	(1,841,050)	1,518,706

Consultant Class	32,265	108,753	–	227,862	(356,407)	(470,217)			(324,142)	(133,602)

Institutional Class	1,725,741	4,638,535	–	5,718,577	(23,227,187)	(8,815,496)			(21,501,446)	1,541,616

R Class	100,230	578,202	–	431,446	(493,824)	(1,134,320)			(393,594)	(124,672)

K Class	66,744	331,425	–	94,533	(70,091)	(370,027)	(684,679)		(688,026)	55,931

Royce Pennsylvania Mutual Fund
Investment Class	3,496,822	9,353,969	–	24,734,687	(14,484,795)	(31,659,681)		76,842	(10,987,973)	2,505,817

Service Class	405,584	1,905,268	–	639,681	(1,201,775)	(6,382,646)	188,596	(77,029)	(607,595)	(3,914,726)

Consultant Class	342,340	752,114	–	7,168,636	(4,423,049)	(10,375,300)			(4,080,709)	(2,454,550)

Institutional Class	1,554,385	14,104,272	–	1,176,061	(766,955)	(32,419,747)			787,430	(17,139,414)

R Class	80,476	268,144	–	275,108	(312,345)	(655,493)			(231,869)	(112,241)

K Class	6,293	38,113	–	58,398	(96,193)	(127,563)	(230,227)		(320,127)	(31,052)

Royce Premier Fund
Investment Class	4,440,501	14,016,958	–	13,759,039	(11,474,949)	(22,598,666)		13,233	(7,034,448)	5,190,564

Service Class	393,289	901,293	–	436,337	(726,933)	(1,023,456)		(13,608)	(333,644)	300,566

Consultant Class	60,850	217,332	–	309,679	(233,539)	(658,762)			(172,689)	(131,751)

Institutional Class	955,119	15,121,922	–	2,055,301	(1,481,900)	(18,265,426)			(526,781)	(1,088,203)

W Class	8,454	609,443	–	123,331	(301,209)	(8,321,109)			(292,755)	(7,588,335)

R Class	20,251	44,412	–	114,717	(84,690)	(284,373)			(64,439)	(125,244)

Royce Small-Cap Leaders Fund
Investment Class	328,247	535,267	–	862,183	(591,803)	(2,108,703)		524,387	(263,556)	(186,866)

Service Class	114,011	296,333	–	834,401	(886,561)	(1,966,267)	247,644	(461,537)	(524,906)	(1,297,070)

R Class	16,629	64,228	–	28,894	(36,696)	(86,349)	(179,116)		(199,183)	6,773

K Class		860		–		(1,392)		(49,764)		(50,296)

Royce Small-Cap Value Fund
Investment Class	232,546	741,807	–	231,721	(597,160)	(2,868,196)	319,820	1,133,254	(44,794)	(761,414)

Service Class	173,809	576,985	–	502,382	(2,001,044)	(6,244,261)	152,722	(1,140,095)	(1,674,513)	(6,304,989)

Consultant Class	9,168	59,530	–	47,444	(157,704)	(494,608)			(148,536)	(387,634)

Institutional Class	16,201	580,786	–	13,407	(54,436)	(12,978,342)	(316,248)		(354,483)	(12,384,149)

R Class	81,761	248,260	–	51,120	(559,583)	(676,071)			(477,822)	(376,691)

K Class	46,711	75,821	–	10,448	(106,029)	(233,932)	(221,047)		(280,365)	(147,663)

Royce Small/Mid-Cap Premier Fund
Investment Class	152,112	180,885	–	609,640	(297,056)	(2,481,762)		862,565	(144,944)	(828,672)

Service Class	77,595	186,926	–	829,776	(422,350)	(1,456,138)	79,141	(589,610)	(265,614)	(1,029,046)

Consultant Class	3,775	18,648	–	108,003	(102,684)	(308,411)			(98,909)	(181,760)

R Class	5,564	31,664	–	25,521	(101,173)	(43,525)	(121,948)		(217,557)	13,660

K Class		7,418		–		(11,712)		(419,319)		(423,613)

Royce Smaller-Companies Growth Fund
Investment Class	608,529	726,175	–	1,632,250	(1,267,894)	(2,610,111)		2,386,166	(659,365)	2,134,480

Service Class	338,638	667,456	–	3,597,705	(2,816,823)	(6,376,008)	57,897	(2,426,035)	(2,420,288)	(4,536,882)

Consultant Class	7,929	42,850	–	190,998	(111,975)	(243,879)			(104,046)	(10,031)

Institutional Class	25,104	186,029	–	129,407	(70,609)	(1,280,636)			(45,505)	(965,200)

R Class	13,782	22,294	–	12,448	(11,097)	(52,310)	(62,268)		(59,583)	(17,568)

K Class		1,824		–		(13,381)		(25,935)		(37,492)

Royce Special Equity Fund
Investment Class	5,077,875	6,201,776	–	3,671,017	(6,188,296)	(13,116,344)		20,317	(1,110,421)	(3,223,234)

Service Class	347,112	799,233	–	332,993	(2,844,463)	(1,975,892)		(20,390)	(2,497,351)	(864,056)

Consultant Class	74,436	185,121	–	169,107	(383,366)	(510,780)			(308,930)	(156,552)

Institutional Class	505,402	5,531,768	–	889,637	(3,032,120)	(4,436,735)			(2,526,718)	1,984,670

Royce Special Equity Multi-Cap Fund
Investment Class	12,494	165,273	–	67,983	(281,904)	(402,101)		290,182	(269,410)	121,337

Service Class	13,328	135,187	–	35,573	(119,207)	(1,028,167)		(289,800)	(105,879)	(1,147,207)

Consultant Class	4,458	25,805	–	9,326	(92,250)	(171,041)			(87,792)	(135,910)

Institutional Class	27,065	16,730	–	73,360	(1,991,780)	(299,588)			(1,964,715)	(209,498)

The Royce Funds 2018 Semiannual Report to Shareholders | 111

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Period Ended 6/30/18 (unaudited)[1]	Year Ended 12/31/17[2]	Period Ended 6/30/18 (unaudited)	Year Ended 12/31/17

Royce Total Return Fund
Investment Class	6,458,754	11,868,856	509,083	12,067,778	(12,795,908)	(43,955,697)		41,593	(5,828,071)	(19,977,470)

Service Class	776,856	2,650,293	28,397	808,230	(2,078,310)	(6,572,028)	2,550,563	(40,740)	1,277,506	(3,154,245)

Consultant Class	277,036	544,363	15,130	1,953,113	(1,781,205)	(3,711,048)			(1,489,039)	(1,213,572)

Institutional Class	2,151,108	18,520,572	124,284	2,608,378	(2,279,288)	(29,035,003)			(3,896)	(7,906,053)

W Class	222,995	1,674,617	9,918	713,915	(4,227,055)	(1,143,414)			(3,994,142)	1,245,118

R Class	245,038	934,952	10,391	480,019	(544,104)	(1,309,309)			(288,675)	105,662

K Class	468,780	1,143,530	6,516	515,092	(724,647)	(1,995,811)	(3,926,286)		(4,175,637)	(337,189)

[1]	On April 13, 2018, R Class shares converted to Service Class shares for the following funds: Royce Low-Priced Stock Fund, Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund and Royce Smaller-Companies Growth Fund and K Class shares converted to Service Class shares for the following funds: Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Small-Cap Value Fund and Royce Total Return Fund. On April 16, 2018, Royce International Premier Fund R Class shares converted to Service Class shares. On June 27, 2018, Institutional Class shares converted to Investment Class shares for Royce Low-Priced Stock Fund and Royce Small-Cap Value Fund.
[2]	On February 7, 2017, Royce International Premier Fund K Class shares converted to Service Class shares. On February 24, 2017, K Class shares converted to Service Class shares for the following funds: Royce Low-Priced Stock Fund, Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund and Royce Smaller-Companies Growth Fund. On November 10, 2017, the following funds had certain shares in the Service Class convert to Investment Class shares: Royce Dividend Value Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund.

Investment Adviser and Distributor:
INVESTMENT ADVISER:
   Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2019, and is shown below to the extent that it impacted net expenses for the six months ended June 30, 2018. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL								PERIOD ENDED
	ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP[4]							JUNE 30, 2018

	PERCENTAGE OF AVERAGE	Investment	Service	Consultant	Institutional					Advisory fees
	NET ASSETS[1]	Class[4]	Class[4]	Class[4]	Class[4]	W Class[4]	R Class[4]	K Class[4]	Net advisory fees	waived

Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	0.89%	N/A	N/A	N/A	$696,588	$53,579

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.04%	N/A	N/A	N/A	245,199	39,543

Royce International Discovery Fund	1.00%[2]	N/A	1.44%[5]	N/A	N/A	N/A	N/A	N/A	–	43,204

Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	1.74%	N/A	946,766	105,318

Royce Low-Priced Stock Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	N/A	1,313,909	–

Royce Micro-Cap Fund	1.25%	1.49%	1.61%	N/A	N/A	N/A	N/A	N/A	1,206,424	–

Royce Micro-Cap Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	229,663	–

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	7,101,279	–

Royce Pennsylvania Mutual Fund	0.76%[3]	N/A	N/A	N/A	N/A	N/A	N/A	1.99%	7,814,644	–

Royce Premier Fund	0.99%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	11,541,249	–

Royce Small-Cap Leaders Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	N/A	406,002	–

Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	1.99%	1,186,141	–

Royce Small/Mid-Cap Premier Fund	0.85%	N/A	N/A	2.09%	N/A	N/A	1.69%	N/A	840,610	–

Royce Smaller-Companies Growth Fund	1.00%	N/A	1.49%	2.24%	1.08%	N/A	1.84%	N/A	1,791,184	–

Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	7,149,446	–

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	346,962	27,394

Royce Total Return Fund	0.99%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	11,241,818	–

[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund, Royce Small/Mid-Cap Premier Fund and Royce Special Equity Multi-Cap Fund and 1.25% for Royce Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.
[2]	Royce International Discovery Fund’s base annual contractual advisory fee was reduced from 1.25% to 1.00%, effective February 1, 2018.
[3]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.
[5]	Royce International Discovery Fund’s committed net annual operating expense ratio cap was reduced from 1.64% to 1.44% for Service Class, effective February 1, 2018.

112 | The Royce Funds 2018 Semiannual Report to Shareholders

DISTRIBUTOR:
   Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	PERIOD ENDED JUNE 30, 2018

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Dividend Value Fund – Service Class	0.25%	$ 65,526	$ 2,730

Royce Dividend Value Fund – Consultant Class	1.00%	7,006	–

Royce Global Financial Services Fund – Service Class	0.25%	57,668	2,403

Royce International Discovery Fund – Service Class	0.25%	6,629	3,729

Royce International Premier Fund – Service Class	0.25%	36,685	24,457

Royce International Premier Fund – Consultant Class	1.00%	50,074	–

Royce International Premier Fund – R Class	0.50%	104	–

Royce Low-Priced Stock Fund – Service Class	0.25%	235,387	20,469

Royce Low-Priced Stock Fund – R Class	0.50%	1,043	–

Royce Micro-Cap Fund – Service Class	0.25%	15,839	–

Royce Micro-Cap Fund – Consultant Class	1.00%	117,773	–

Royce Micro-Cap Opportunity Fund – Service Class	0.25%	1,468	–

Royce Opportunity Fund – Service Class	0.25%	117,844	–

Royce Opportunity Fund – Consultant Class	1.00%	93,741	–

Royce Opportunity Fund – R Class	0.50%	92,578	–

Royce Opportunity Fund – K Class	0.25%	5,605	–

Royce Pennsylvania Mutual Fund – Service Class	0.25%	64,729	–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	1,753,106	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	35,189	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	1,624	–

Royce Premier Fund – Service Class	0.25%	66,404	–

Royce Premier Fund – Consultant Class	1.00%	154,136	–

Royce Premier Fund – R Class	0.50%	31,207	–

Royce Small-Cap Leaders Fund – Service Class	0.25%	42,131	3,664

Royce Small-Cap Leaders Fund – R Class	0.50%	2,517	–

Royce Small-Cap Value Fund – Service Class	0.25%	172,501	7,188

Royce Small-Cap Value Fund – Consultant Class	1.00%	61,998	–

Royce Small-Cap Value Fund – R Class	0.50%	31,236	–

Royce Small-Cap Value Fund – K Class	0.25%	1,204	–

Royce Small/Mid-Cap Premier Fund – Service Class	0.25%	59,435	75,645

Royce Small/Mid-Cap Premier Fund – Consultant Class	1.00%	47,529	–

Royce Small/Mid-Cap Premier Fund – R Class	0.50%	2,887	–

Royce Smaller-Companies Growth Fund – Service Class	0.25%	252,109	21,922

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	49,451	–

Royce Smaller-Companies Growth Fund – R Class	0.50%	942	–

Royce Special Equity Fund – Service Class	0.25%	102,881	–

Royce Special Equity Fund – Consultant Class	1.00%	212,518	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	21,322	6,734

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	18,477	–

Royce Total Return Fund – Service Class	0.25%	121,958	–

Royce Total Return Fund – Consultant Class	1.00%	1,180,949	–

Royce Total Return Fund – R Class	0.50%	128,834	–

Royce Total Return Fund – K Class	0.25%	24,711	–

The Royce Funds 2018 Semiannual Report to Shareholders | 113

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities:
   For the six months ended June 30, 2018, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]

Royce Dividend Value Fund	$ 11,311,814	$ 22,394,277

Royce Global Financial Services Fund	2,758,915	5,744,443

Royce International Discovery Fund	9,656,813	8,860,927

Royce International Premier Fund	138,549,995	60,228,259

Royce Low-Priced Stock Fund	108,935,574	138,638,352

Royce Micro-Cap Fund	20,505,961	45,558,205

Royce Micro-Cap Opportunity Fund	14,296,833	16,122,876

Royce Opportunity Fund	281,346,255	391,945,721

Royce Pennsylvania Mutual Fund	264,007,232	508,757,852

Royce Premier Fund	248,263,326	244,311,349

Royce Small-Cap Leaders Fund	18,441,027	29,037,090

Royce Small-Cap Value Fund	49,648,922	83,755,308

Royce Small/Mid-Cap Premier Fund	56,713,144	66,598,918

Royce Smaller-Companies Growth Fund	92,585,776	130,226,251

Royce Special Equity Fund	65,889,173	211,572,574

Royce Special Equity Multi-Cap Fund	1,778,185	39,365,748

Royce Total Return Fund	242,645,951	497,068,628

[1]	Excludes the value of securities delivered as a result of redemptions-in-kind.

   Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2018, were as follows:

	COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

Royce Dividend Value Fund	$–	$1,047,279	$(480,584)

Royce Global Financial Services Fund	381,287	610,994	206,490

Royce International Premier Fund	387,602	–	–

Royce Low-Priced Stock Fund	–	92,744	56,246

Royce Opportunity Fund	–	51,480	(12,091)

Royce Pennsylvania Mutual Fund	–	18,908,738	(2,336,454)

Royce Premier Fund	6,987,387	–	–

Royce Small/Mid-Cap Premier Fund	–	387,602	249,310

Royce Total Return Fund	10,864,790	7,244,290	6,181,086

Redemptions-In-Kind:
   The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the six months ended June 30, 2018, the following fund had redemptions in kind:

	PROCEEDS	REALIZED GAIN

Royce Opportunity Fund	$ 263,568,680	$ 111,295,549

Class Specific Expenses:
   Class specific expenses, for Funds with multiple classes, were as follows for the period ended June 30, 2018:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Dividend Value Fund –
Investment Class	$ –	$ 71,026	$ 17,085	$ 8,133	$ (286)	$ 95,958	$ –

Royce Dividend Value Fund – Service Class	65,526	46,664	14,355	7,826	(957)	133,414	12,509

Royce Dividend Value Fund –
Consultant Class	7,006	3,547	421	5,794	(26)	16,742	8,389

Royce Dividend Value Fund –
Institutional Class	–	3,079	54	5,613	(6)	8,740	8,740

	72,532	124,316	31,915	27,366	(1,275)		29,638

114 | The Royce Funds 2018 Semiannual Report to Shareholders

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Global Financial Services Fund –
Service Class	$ 57,668	$ 35,816	$ 6,806	$ 10,160	$ (274)	$ 110,176	$ 2,130

Royce Global Financial Services Fund –
Institutional Class	–	3,079	85	6,120	(7)	9,277	9,277

	57,668	38,895	6,891	16,280	(281)		11,407

Royce International Premier Fund –
Investment Class	–	59,865	6,897	12,520	(231)	79,051	–

Royce International Premier Fund –
Service Class	36,685	39,725	5,832	8,035	(316)	89,961	–

Royce International Premier Fund –
Consultant Class	50,074	5,238	1,069	6,178	(44)	62,515	3,502

Royce International Premier Fund –
Institutional Class	–	658	6	2,398	–	3,062	3,062

Royce International Premier Fund – R Class	104	2,190	–	1,482	(4)	3,772	3,635

	86,863	107,676	13,804	30,613	(595)		10,199

Royce Low-Priced Stock Fund –
Investment Class	–	26,267	11,476	6,093	(1,655)	42,181	2,327

Royce Low-Priced Stock Fund – Service Class	235,387	159,603	35,652	9,802	(1,326)	439,118	27,417

Royce Low-Priced Stock Fund –
Institutional Class	–	3,186	259	12,512	(25)	15,932	–

Royce Low-Priced Stock Fund – R Class	1,043	2,642	107	1,947	(19)	5,720	4,133

	236,430	191,698	47,494	30,354	(3,025)		33,877

Royce Micro-Cap Fund – Investment Class	–	83,334	41,274	8,829	(2,756)	130,681	11,883

Royce Micro-Cap Fund – Service Class	15,839	11,270	2,504	5,891	(35)	35,469	18,282

Royce Micro-Cap Fund – Consultant Class	117,773	15,347	4,460	6,250	(184)	143,646	–

	133,612	109,951	48,238	20,970	(2,975)		30,165

Royce Micro-Cap Opportunity Fund –
Investment Class	–	19,983	1,983	9,114	(103)	30,977	12,061

Royce Micro-Cap Opportunity Fund –
Service Class	1,468	4,297	186	5,689	(8)	11,632	9,672

	1,468	24,280	2,169	14,803	(111)		21,733

Royce Opportunity Fund – Investment Class	–	411,406	63,987	11,476	(3,745)	483,124	–

Royce Opportunity Fund – Service Class	117,844	79,538	13,766	8,863	(242)	219,769	20,746

Royce Opportunity Fund – Consultant Class	93,741	11,820	2,431	5,725	(194)	113,523	–

Royce Opportunity Fund – Institutional Class	–	4,043	9,561	8,894	(82)	22,416	–

Royce Opportunity Fund – R Class	92,578	42,507	1,742	5,036	(96)	141,767	–

Royce Opportunity Fund – K Class	5,605	6,189	277	3,864	(78)	15,857	–

	309,768	555,503	91,764	43,858	(4,437)		20,746

Royce Pennsylvania Mutual Fund –
Investment Class	–	630,280	148,075	11,782	(13,080)	777,057	–

Royce Pennsylvania Mutual Fund –
Service Class	64,729	46,726	9,865	7,093	(302)	128,111	–

Royce Pennsylvania Mutual Fund –
Consultant Class	1,753,106	142,708	43,820	8,016	(2,355)	1,945,295	–

Royce Pennsylvania Mutual Fund –
Institutional Class	–	4,208	4,619	5,979	(175)	14,631	–

Royce Pennsylvania Mutual Fund – R Class	35,189	15,998	1,769	4,265	(189)	57,032	–

Royce Pennsylvania Mutual Fund – K Class	1,624	3,422	150	3,833	(33)	8,996	1,418

	1,854,648	843,342	208,298	40,968	(16,134)		1,418

Royce Premier Fund – Investment Class	–	835,505	184,200	14,171	(7,127)	1,026,749	–

Royce Premier Fund – Service Class	66,404	43,937	9,586	6,495	(487)	125,935	9,561

Royce Premier Fund – Consultant Class	154,136	14,409	3,176	5,904	(176)	177,449	–

Royce Premier Fund – Institutional Class	–	4,646	36,673	10,691	(113)	51,897	–

Royce Premier Fund – W Class	–	16,501	9,728	6,927	(624)	32,532	–

Royce Premier Fund – R Class	31,207	14,417	487	2,405	(43)	48,473	–

	251,747	929,415	243,850	46,593	(8,570)		9,561

The Royce Funds 2018 Semiannual Report to Shareholders | 115

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Small-Cap Leaders Fund – Investment Class	$–	$15,536	$7,702	$7,557	$(365)	$30,430	$3,765

Royce Small-Cap Leaders Fund – Service Class	42,131	32,212	6,711	7,499	(266)	88,287	19,904

Royce Small-Cap Leaders Fund – R Class	2,517	3,395	469	3,063	(136)	9,308	5,674

	44,648	51,143	14,882	18,119	(767)		29,343

Royce Small-Cap Value Fund – Investment Class	–	39,023	8,607	6,335	(688)	53,277	6,984

Royce Small-Cap Value Fund – Service Class	172,501	111,503	21,728	7,688	(875)	312,545	28,983

Royce Small-Cap Value Fund – Consultant Class	61,998	8,307	1,739	5,837	(124)	77,757	–

Royce Small-Cap Value Fund – Institutional Class	–	3,350	258	13,356	(42)	16,922	–

Royce Small-Cap Value Fund – R Class	31,236	18,014	921	2,667	(108)	52,730	–

Royce Small-Cap Value Fund – K Class	1,204	3,069	148	3,843	(29)	8,235	3,943

	266,939	183,266	33,401	39,726	(1,866)		39,910

Royce Small/Mid-Cap Premier Fund – Investment Class	–	11,558	3,717	7,234	(319)	22,190	–

Royce Small/Mid-Cap Premier Fund – Service Class	59,435	42,053	22,753	8,170	(1,831)	130,580	–

Royce Small/Mid-Cap Premier Fund – Consultant Class	47,529	6,912	2,573	5,952	(181)	62,785	7,908

Royce Small/Mid-Cap Premier Fund – R Class	2,887	3,354	185	2,240	(36)	8,630	4,250

	109,851	63,877	29,228	23,596	(2,367)		12,158

Royce Smaller-Companies Growth Fund - Investment Class	–	39,800	22,980	6,489	(859)	68,410	–

Royce Smaller-Companies Growth Fund – Service Class	252,109	168,653	32,771	8,813	(1,246)	461,100	6,580

Royce Smaller-Companies Growth Fund – Consultant Class	49,451	7,765	1,745	5,837	(104)	64,694	7,109

Royce Smaller-Companies Growth Fund – Institutional Class	–	3,422	567	5,733	(19)	9,703	9,510

Royce Smaller-Companies Growth Fund – R Class	942	2,462	176	2,363	(29)	5,914	4,478

	302,502	222,102	58,239	29,235	(2,257)		27,677

Royce Special Equity Fund – Investment Class	–	511,952	87,021	13,705	(4,393)	608,285	–

Royce Special Equity Fund – Service Class	102,881	76,649	19,815	6,043	(2,486)	202,902	65,535

Royce Special Equity Fund – Consultant Class	212,518	18,225	4,809	6,049	(347)	241,254	–

Royce Special Equity Fund – Institutional Class	–	4,937	27,532	8,683	(240)	40,912	–

	315,399	611,763	139,177	34,480	(7,466)		65,535

Royce Special Equity Multi-Cap Fund – Investment Class	–	10,980	1,669	7,109	(206)	19,552	–

Royce Special Equity Multi-Cap Fund – Service Class	21,322	18,095	1,997	6,582	(123)	47,873	10,139

Royce Special Equity Multi-Cap Fund – Consultant Class	18,477	(50)	534	5,892	(61)	24,792	4,689

Royce Special Equity Multi-Cap Fund – Institutional Class	–	3,115	22	7,009	(7)	10,139	10,139

	39,799	32,140	4,222	26,592	(397)		24,967

116 | The Royce Funds 2018 Semiannual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Total Return Fund – Investment Class	$–	$715,554	$163,773	$12,712	$(5,759)	$886,280	$–

Royce Total Return Fund – Service Class	121,958	70,183	11,611	6,377	(254)	209,875	419

Royce Total Return Fund – Consultant Class	1,180,949	93,389	26,324	7,573	(894)	1,307,341	–

Royce Total Return Fund – Institutional Class	–	5,466	6,559	6,920	(148)	18,797	–

Royce Total Return Fund – W Class	–	40,693	23,032	6,846	(72)	70,499	–

Royce Total Return Fund – R Class	128,834	58,599	4,154	3,187	(331)	194,443	–

Royce Total Return Fund – K Class	24,711	20,736	895	3,874	(170)	50,046	–

	1,456,452	1,004,620	236,348	47,489	(7,628)		419

Tax Information:
At June 30, 2018, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Dividend Value Fund	$107,992,399	$58,522,303	$62,081,902	$3,559,599

Royce Global Financial Services Fund	44,911,416	12,068,491	14,924,034	2,855,543

Royce International Discovery Fund	7,880,996	76,094	615,845	539,751

Royce International Premier Fund	224,496,982	9,335,026	21,203,949	11,868,923

Royce Low-Priced Stock Fund	226,894,361	52,765,419	62,864,238	10,098,819

Royce Micro-Cap Fund	148,708,262	53,150,697	63,180,276	10,029,579

Royce Micro-Cap Opportunity Fund	38,569,650	9,504,629	11,618,868	2,114,239

Royce Opportunity Fund	1,154,286,942	160,251,349	278,271,838	118,020,489

Royce Pennsylvania Mutual Fund	1,268,671,504	800,613,586	831,733,990	31,120,404

Royce Premier Fund	1,221,028,562	1,055,226,086	1,088,964,502	33,738,416

Royce Small-Cap Leaders Fund	62,894,934	17,210,547	18,629,461	1,418,914

Royce Small-Cap Value Fund	193,731,114	43,423,760	48,288,536	4,864,776

Royce Small/Mid-Cap Premier Fund	167,568,237	24,626,117	28,131,219	3,505,102

Royce Smaller-Companies Growth Fund	291,266,272	92,428,635	105,813,292	13,384,657

Royce Special Equity Fund	961,068,348	440,461,929	457,795,894	17,333,965

Royce Special Equity Multi-Cap Fund	50,474,166	16,078,145	17,219,936	1,141,791

Royce Total Return Fund	1,351,738,222	862,886,588	903,648,540	40,761,952

The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2018:

						CHANGE IN NET
		MARKET			REALIZED	UNREALIZED			MARKET
	SHARES	VALUE	COST OF	PROCEEDS	GAIN	APPRECIATION	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/17	12/31/17	PURCHASES	FROM SALES	(LOSS)	(DEPRECIATION)	INCOME	6/30/18	6/30/18

Royce Opportunity Fund
Dixie Group[1]	849,935	$3,272,250	$16,265	$546,164	$(453,049)	$(788,506)	$–

Echelon Corporation[1]	230,152	1,298,057	–	734,729	(1,980,275)	2,429,882	–

Noranda Aluminum Holding Corporation[1]	593,726	7,718	–	4,223	596	10,553	–

Northwest Pipe[1]	489,326	9,365,700	464,640	1,717,984	314,814	(159,666)	–

SigmaTron International[1]	282,757	2,867,156	–	686,392	(177,097)	(708,287)	–

		16,810,881			(2,295,011)	783,976	–

Royce Pennsylvania Mutual Fund
Preformed Line Products[1]	260,064	18,477,547	165,580	797,611	396,934	4,084,743	100,867

		18,477,547			396,934	4,084,743	100,867

Royce Premier Fund
CIRCOR International	878,443	42,762,605	14,655,735	–	–	(11,608,527)	–	1,239,443	$45,809,813

		42,762,605			–	(11,608,527)	–		45,809,813

Royce Special Equity Fund
Bassett Furniture Industries	781,000	29,365,600	1,505,653	6,410,788	(745,073)	(7,251,760)	174,277	597,591	16,463,632

Bowl America Cl. A	343,000	5,145,000	–	–	–	(154,350)	116,620	343,000	4,990,650

The Royce Funds 2018 Semiannual Report to Shareholders | 117

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

AFFILIATED COMPANY	SHARES 12/31/17	MARKET VALUE 12/31/17	COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/18	MARKET VALUE 6/30/18

Royce Special Equity Fund (continued)
Capella Education[1]	588,000	$45,511,200	$–	$4,405,760	$1,531,803	$10,907,508	$505,680

Computer Services	756,000	35,222,040	404,133	–	–	2,317,827	473,370	765,000	$37,944,000

CSS Industries[1]	695,900	19,366,897	–	14,658,217	908,590	(5,617,270)	69,540

Flexsteel Industries	567,000	26,524,260	776,732	–	–	(3,959,492)	255,558	585,000	23,341,500

Gencor Industries	521,979	8,638,752	3,997,253	–	–	(205,350)	–	769,700	12,430,655

Hooker Furniture	1,127,000	47,841,150	681,681	–	–	5,177,669	319,900	1,145,000	53,700,500

Hurco Companies	525,000	22,155,000	437,683	–	–	1,348,567	169,100	535,000	23,941,250

John B. Sanfilippo & Son	726,500	45,951,125	1,347,296	–	–	8,539,079	–	750,000	55,837,500

National Presto Industries	469,000	46,642,050	99,505	7,138,317	2,944,792	8,539,970	2,820,000	412,000	51,088,000

Park Electrochemical [1]	1,557,000	30,595,050	–	21,446,445	(2,931,463)	5,377,858	3,851,620

Standard Motor Products	1,350,000	60,628,500	2,768,106	251,930	7,955	4,765,069	588,420	1,405,000	67,917,700

		423,586,624			1,716,604	29,785,325	9,344,085		347,655,387

Royce Total Return Fund

Mueller (Paul) Company[1]	100,714	3,927,846	–	2,566,645	(67,625)	(452,718)	–

Starrett (L.S.) Company (The) Cl. A	439,557	3,780,190	–	113,411	(330,989)	(635,265)	–	421,957	2,700,525

		7,708,036			(398,614)	(1,087,983)	–		2,700,525

[1]	Not an Affiliated Company at June 30, 2018.

118 | The Royce Funds 2018 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

   As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2018, and held for the entire six-month period ended June 30, 2018. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
   The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2018, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
   The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period[1]	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Investment Class
Royce Dividend Value Fund	$ 1,000.00	$ 979.89	$ 5.20	$ 1,000.00	$ 1,019.54	$ 5.31	1.06%

Royce International Premier Fund	1,000.00	970.16	5.47	1,000.00	1,019.24	5.61	1.12%

Royce Low-Priced Stock Fund	1,000.00	1,095.41	6.44	1,000.00	1,018.65	6.21	1.24%

Royce Micro-Cap Fund	1,000.00	1,102.23	7.77	1,000.00	1,017.41	7.45	1.49%

Royce Micro-Cap Opportunity Fund	1,000.00	1,078.44	6.39	1,000.00	1,018.65	6.21	1.24%

Royce Opportunity Fund	1,000.00	1,040.50	6.02	1,000.00	1,018.89	5.96	1.19%

Royce Pennsylvania Mutual Fund	1,000.00	1,057.03	4.69	1,000.00	1,020.23	4.61	0.92%

Royce Premier Fund	1,000.00	1,025.90	5.83	1,000.00	1,019.04	5.81	1.16%

Royce Small-Cap Leaders Fund	1,000.00	1,037.48	6.26	1,000.00	1,018.65	6.21	1.24%

Royce Small-Cap Value Fund	1,000.00	1,071.85	6.37	1,000.00	1,018.65	6.21	1.24%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	969.35	4.83	1,000.00	1,019.89	4.96	0.99%

Royce Smaller-Companies Growth Fund	1,000.00	1,106.13	6.21	1,000.00	1,018.89	5.96	1.19%

Royce Special Equity Fund	1,000.00	996.79	5.84	1,000.00	1,018.94	5.91	1.18%

Royce Special Equity Multi-Cap Fund	1,000.00	944.34	4.87	1,000.00	1,019.79	5.06	1.01%

Royce Total Return Fund	1,000.00	1,005.85	5.87	1,000.00	1,018.94	5.91	1.18%

Service Class
Royce Dividend Value Fund	1,000.00	979.79	6.58	1,000.00	1,018.15	6.71	1.34%

Royce Global Financial Services Fund	1,000.00	1,026.49	7.49	1,000.00	1,017.41	7.45	1.49%

Royce International Discovery Fund	1,000.00	937.95	7.06	1,000.00	1,017.50	7.35	1.47%

Royce International Premier Fund	1,000.00	969.23	6.74	1,000.00	1,017.95	6.90	1.38%

Royce Low-Priced Stock Fund	1,000.00	1,093.38	7.73	1,000.00	1,017.41	7.45	1.49%

Royce Micro-Cap Fund	1,000.00	1,100.79	8.39	1,000.00	1,016.81	8.05	1.61%

Royce Micro-Cap Opportunity Fund	1,000.00	1,077.54	7.68	1,000.00	1,017.41	7.45	1.49%

Royce Opportunity Fund	1,000.00	1,038.70	7.53	1,000.00	1,017.41	7.45	1.49%

Royce Pennsylvania Mutual Fund	1,000.00	1,054.92	6.73	1,000.00	1,018.25	6.61	1.32%

Royce Premier Fund	1,000.00	1,024.15	7.48	1,000.00	1,017.41	7.45	1.49%

Royce Small-Cap Leaders Fund	1,000.00	1,036.42	7.52	1,000.00	1,017.41	7.45	1.49%

Royce Small-Cap Value Fund	1,000.00	1,071.15	7.65	1,000.00	1,017.41	7.45	1.49%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	968.61	5.76	1,000.00	1,018.94	5.91	1.18%

Royce Smaller-Companies Growth Fund	1,000.00	1,103.84	7.77	1,000.00	1,017.41	7.45	1.49%

Royce Special Equity Fund	1,000.00	995.40	6.88	1,000.00	1,017.90	6.95	1.39%

Royce Special Equity Multi-Cap Fund	1,000.00	943.28	5.97	1,000.00	1,018.65	6.21	1.24%

Royce Total Return Fund	1,000.00	1,004.29	7.40	1,000.00	1,017.41	7.45	1.49%

The Royce Funds 2018 Semiannual Report to Shareholders | 119

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period[1]	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Consultant Class
Royce Dividend Value Fund	$ 1,000.00	$ 975.66	$ 10.24	$ 1,000.00	$ 1,014.43	$ 10.44	2.09%

Royce International Premier Fund	1,000.00	964.69	10.67	1,000.00	1,013.93	10.94	2.19%

Royce Micro-Cap Fund	1,000.00	1,095.60	13.30	1,000.00	1,012.10	12.77	2.56%

Royce Opportunity Fund	1,000.00	1,034.85	11.50	1,000.00	1,013.49	11.38	2.28%

Royce Pennsylvania Mutual Fund	1,000.00	1,052.01	9.82	1,000.00	1,015.22	9.64	1.93%

Royce Premier Fund	1,000.00	1,019.68	11.02	1,000.00	1,013.88	10.99	2.20%

Royce Small-Cap Value Fund	1,000.00	1,066.23	12.04	1,000.00	1,013.14	11.73	2.35%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	963.83	10.18	1,000.00	1,014.43	10.44	2.09%

Royce Smaller-Companies Growth Fund	1,000.00	1,099.14	11.66	1,000.00	1,013.69	11.18	2.24%

Royce Special Equity Fund	1,000.00	991.44	10.86	1,000.00	1,013.88	10.99	2.20%

Royce Special Equity Multi-Cap Fund	1,000.00	940.14	9.57	1,000.00	1,014.93	9.94	1.99%

Royce Total Return Fund	1,000.00	1,001.05	10.77	1,000.00	1,014.03	10.84	2.17%

Institutional Class
Royce Dividend Value Fund	1,000.00	981.61	4.37	1,000.00	1,020.38	4.46	0.89%

Royce Global Financial Services Fund	1,000.00	1,028.72	5.23	1,000.00	1,019.64	5.21	1.04%

Royce International Premier Fund	1,000.00	977.66	1.69	1,000.00	1,006.51	1.72	1.04%

Royce Opportunity Fund	1,000.00	1,041.18	5.42	1,000.00	1,019.49	5.36	1.07%

Royce Pennsylvania Mutual Fund	1,000.00	1,056.87	4.44	1,000.00	1,020.48	4.36	0.87%

Royce Premier Fund	1,000.00	1,026.16	5.48	1,000.00	1,019.39	5.46	1.09%

Royce Smaller-Companies Growth Fund	1,000.00	1,105.79	5.64	1,000.00	1,019.44	5.41	1.08%

Royce Special Equity Fund	1,000.00	996.76	5.45	1,000.00	1,019.34	5.51	1.10%

Royce Special Equity Multi-Cap Fund	1,000.00	944.30	4.29	1,000.00	1,020.38	4.46	0.89%

Royce Total Return Fund	1,000.00	1,006.31	5.32	1,000.00	1,019.49	5.36	1.07%

W Class
Royce Premier Fund	1,000.00	1,025.16	6.38	1,000.00	1,018.50	6.36	1.27%

Royce Total Return Fund	1,000.00	1,004.76	6.51	1,000.00	1,018.30	6.56	1.31%

R Class
Royce Opportunity Fund	1,000.00	1,036.73	9.29	1,000.00	1,015.67	9.20	1.84%

Royce Pennsylvania Mutual Fund	1,000.00	1,053.32	8.30	1,000.00	1,016.71	8.15	1.63%

Royce Premier Fund	1,000.00	1,022.09	9.18	1,000.00	1,015.72	9.15	1.83%

Royce Small-Cap Value Fund	1,000.00	1,068.72	9.95	1,000.00	1,015.17	9.69	1.94%

Royce Total Return Fund	1,000.00	1,002.83	9.04	1,000.00	1,015.77	9.10	1.82%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period for all classes existing for the full half-year period; Royce International Premier Fund Institutional Class multiplied by 60 days).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

120 | The Royce Funds 2018 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: Director of Oxford Square Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972-June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 53 | Number of Funds Overseen: 22 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 69 | Number of Funds Overseen: 22 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee
Age: 56 | Number of Funds Overseen: 22 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Trustee
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 76 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 72 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 60 | Number of Funds Overseen: 22 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 50 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 56 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 51 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 51 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 58 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2018 Semiannual Report to Shareholders | 121

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2018, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuation of investment advisory agreements between Royce & Associates, LP (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Small/Mid-Cap Premier Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Small-Cap Leaders Fund, Royce Dividend Value Fund, Royce Micro-Cap Opportunity Fund, Royce Special Equity Multi-Cap Fund, Royce Global Financial Services Fund, Royce International Discovery Fund (formerly Royce International Micro-Cap Fund), and Royce International Premier Fund (each, an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each series of TRF (each, a “Fund” and collectively, the “Funds”) with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board also noted R&A’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by R&A’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreement for each Fund, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for each Fund was considered at the same Board meeting, the trustees dealt with each Fund separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:
The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Investment Advisory Agreement for each Fund: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The Board also noted that R&A’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. The Board also reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and R&A. The Board determined that the services to be provided to the Funds by R&A would be the same as those that it previously provided to the Funds. The Board also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund. The Board also noted R&A’s ability to attract and retain qualified and experienced personnel. Lastly, the Board noted that R&A officers, employees, and their families had substantial amounts invested in various Funds. The Board concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
Although the Funds currently span a wider risk spectrum than they have historically, R&A generally emphasizes a risk-averse approach to investing. In light of that approach, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.
    Overall, the Board noted that financial markets were marked by increased return dispersion, declining correlation, and a steepening yield curve in 2017, just as they were in 2016. Similar to 2016, small-cap stocks enjoyed a very strong year in 2017 as a result of these factors. Unlike 2016, defensive and growth stocks outperformed cyclical and value stocks in 2017. The Board noted that, notwithstanding the changed market leadership in 2017, nine Funds ranked within the 1st or 2nd Sharpe Ratio quartile within their respective Morningstar categories in 2017. The Board also noted that ten Funds had improved Sharpe Ratio percentile rankings within their respective Morningstar categories for the three-year period ended December 31, 2017 compared to the three-year period ended December 31, 2016, with many of those Funds achieving significant improvements. Overall, the average 3-year Morningstar percentile rank across all Funds improved by 14 percentile points on a year-over-year comparison basis. While not dispositive, the trustees noted that such improved relative risk-adjusted performance during the more historically customary market environment that has recently prevailed was also not insignificant. The Board further noted that the Funds also generally underperformed their peers, as evidenced by their respective Sharpe Ratios, from approximately March 2009 through the end of 2015. This post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the

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Board Approval of Investment Advisory Agreements (continued)

ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies favored by the Funds. The trustees also noted, however, that the relative performance for certain Funds during the more historically customary market cycle preceding the 2008 financial crisis was quite strong.
    The general trend of stronger 1-year and 3-year relative risk-adjusted performance and weaker 5-year and 10-year relative risk-adjusted performance manifested itself for Royce Pennsylvania Mutual Fund (“PMF”), Royce Small/Mid-Cap Premier Fund (“RHF”), and Royce Opportunity Fund (“ROF”). For example, the Sharpe Ratios for PMF and RHF ranked in the 2nd, 2nd, 4th, and 3rd quartiles in their respective Morningstar categories for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2017. ROF (1st, 2nd, 3rd, and 3rd quartiles) demonstrated a similar performance pattern in the Morningstar Small Value category for the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2017.
    Royce Total Return Fund (“RTR”), Royce Dividend Value Fund (“RDV”), and Royce Global Financial Services Fund (“RFS”), on the other hand, generally produced stronger relative risk-adjusted performance during the 1-year (RDV and RFS: 1st quartile; RTR: 2nd quartile), 3-year (RTR: 1st quartile; RDV and RFS: 2nd quartile), 5-year (RTR and RFS: 2nd quartile; RDV: 4th quartile), and 10-year (RTR, RDV, and RFS: 1st quartile) periods ended December 31, 2017.
    Royce Premier Fund (“RPR”) exhibited stronger 3-year and 10-year relative performance and weaker 1-year and 5-year relative performance, with its Sharpe Ratio ranking in the 3rd, 2nd, 4th, and 2nd quartiles in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2017.
    Royce Smaller-Companies Growth Fund (“RVP”) also differed from the above-referenced trend, with its Sharpe Ratio ranking in the 2nd, 4th, 4th, and 4th quartiles in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2017. Royce Special Equity Fund (“RSE”) produced almost the complete opposite performance pattern compared to that of RVP, with its Sharpe Ratio ranking in the 3rd, 3rd, 4th, and 1st quartiles in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2017.
    Royce Micro-Cap Fund (“RMC”), Royce Low-Priced Stock Fund (“RLP”), Royce Small-Cap Value Fund (“RVV”), and Royce Small-Cap Leaders Fund (“ROH”) exhibited weaker relative risk-adjusted performance during the 1-year (ROH: 3rd quartile; RMC, RLP, and RVV: 4th quartile), 3-year (RMC, RLP, RVV, and ROH: 4th quartile), 5-year (RMC, RLP, RVV, and ROH: 4th quartile), and 10-year (ROH: 3rd quartile; RMC, RLP, and RVV: 4th quartile) periods ended December 31, 2017. The trustees noted that RLP’s past over-weightings in materials companies, particularly Canadian gold and silver mining companies, and its underweighting of financials in 2016, contributed to its relative underperformance during applicable periods. The trustees also observed that RVV’s overweight position and poor stock selection in the consumer discretionary sector along with a significant allocation to cash during 2016 detracted from its performance during that period.
    Royce International Discovery Fund (formerly Royce International Micro-Cap Fund) (“RMI”), Royce International Premier Fund (“RIP”), Royce Micro-Cap Opportunity Fund (“ROS”), and Royce Special Equity Multi-Cap Fund (“RSM”) have been in existence for less than 10 years and demonstrated disparate performance patterns. RIP exhibited stronger relative risk-adjusted performance for the 1-year (1st quartile) and 3-year (1st quartile) periods ended December 31, 2017 and weaker relative risk-adjusted performance for the 5-year (3rd quartile) period ended December 31, 2017 while ROS exhibited stronger relative risk-adjusted performance for the 1-year (1st quartile) period ended December 31, 2017 and weaker relative risk-adjusted performance for the 3-year (4th quartile) and 5-year (4th quartile) periods ended December 31, 2017. RMI and RSM, on the other hand, exhibited weaker relative risk-adjusted performance for the 1-year (RMI and RSM: 3rd quartile), 3-year (RMI: 3rd quartile; RSM: 4th quartile), and 5-year (RMI: 3rd quartile; RSM: 4th quartile) periods ended December 31, 2017. The Board noted that even though RMI, RIP, ROS, and RSM now have more than 5 years of performance, R&A’s general process of investing net inflows over longer periods of time led to larger cash positions and market lagging performance for most of these Funds in their initial periods of operation.
    The Board also noted that the peer groups included in the Broadridge materials provided to them for a number of Funds may not be appropriate for performance comparisons and that R&A had augmented the data provided to the Board throughout the years by including performance information for other funds that R&A believes are more comparable to those Funds.
    In addition to the risk–adjusted performance of each Fund, the Board also reviewed and considered the absolute total returns for each Fund, down market performance and, for Funds in existence for such periods, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2017 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2018. The Board also noted that 11 Funds outperformed their respective benchmarks for at least a majority of the monthly rolling average annual return periods during the 3-year, 5-year, and 10-year periods ended March 31, 2018.
    The Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions as well as in more recent periods as referenced above. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that the performance of PMF supported the approval of the continuance of the Investment Advisory Agreement for each Fund.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that R&A’s allocations were reasonable. The Board noted that at times in the past R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board also noted that RMI and Royce International Small-Cap Fund (liquidated as of May 1, 2017) were not profitable to R&A during the year ended December 31, 2017. The Board concluded that R&A’s profits with respect to each Fund that was profitable during such period were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board also noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF’s fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board further noted the reduced contractual breakpoint levels for each

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Board Approval of Investment Advisory Agreements (concluded)

Fund, other than PMF, that became effective as of July 1, 2017. The trustees concluded that the current fee structure for each Fund was reasonable and that the relevant shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Broadridge. The trustees noted that, except for PMF, ROS, and RIP, the contractual advisory fee rate for each Fund exceeded the median of its Broadridge-assigned peers. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses.
    The Board noted that the Funds, taken as a whole, improved their quintile net expense ratio rankings among their Broadridge-assigned peers for the year ended December 31, 2017 compared to the year ended December 31, 2016. The trustees noted that the net expense ratio for ROS and RIP ranked within the 1st quintile among their respective Broadridge-assigned peers while the net expense ratio for PMF fell within the 2nd quintile among its Broadridge-assigned peers. The Board further noted that the net expense ratios for RHF, RDV, RFS, and RSM ranked within the middle quintile among their respective Broadridge-assigned peers.
    Although the net expense ratio for the Investment Class shares for RTR, RLP, ROF, RSE, RVP, and RVV fell within the 4th quintile among their respective Broadridge-assigned peers, the trustees noted that the net expense ratios for RLP (11 basis points), ROF (6 basis points), RVP (5 basis points), and RVV (11 basis points) were not significantly higher than their respective peer group medians. The trustees further noted that the average net expense ratio for the 285 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less) was 1.21%. Such average net expense ratio was higher than the net expense ratio of RTR, ROF, RSE, and RVP and only 3 basis points lower than those of RLP and RVV. Overall, the trustees believed that the net expense ratios for these 4th quintile Funds were reasonable in light of these factors.
    The Board noted that the remaining Funds (i.e., RPR, RMC, ROH, and RMI) had 5th quintile net expense ratios among their Broadridge-assigned peers. Although these rankings can be attributed in large part to the investment advisory fees for these Funds, such fees are consistent with those of other R&A-advised open-end funds.
    While the trustees noted that RPR’s net expense ratio of 1.16% was 26 basis points higher than the median of its Broadridge-assigned peer group, they emphasized that such net expense ratio was actually 5 basis points lower than the average net expense ratio for the 285 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less). With respect to RMC, the Board noted that its net expense ratio of 1.49% was 23 basis points higher than the median of its Broadridge-assigned peer group but only 15 basis points higher than the average net expense ratio for the 35 non-institutional, non-ETF, domestic funds with weighted average market capitalizations of less than $1 billion within the Morningstar database. With respect to ROH, the trustees noted that its net expense ratio of 1.24% was 14 basis points higher than the median of its Broadridge-assigned peer group but only 3 basis points higher than the average net expense ratio for the 285 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less). The Board further noted that the contractual investment advisory fee rate for each of RPR, RMC, and ROH is consistent with those of other Funds that invest primarily in small-cap equity securities. With respect to RMI, the trustees noted that its net expense ratio of 1.64% was 20 basis points higher than the median for its Broadridge-assigned peer group. The Board also noted that the lowest asset breakpoint for RMI’s contractual investment advisory fee rate was reduced from 1.25% to 1.00%, which should help to bring its investment advisory fee rate in line with those of other funds in such peer group. The trustees also noted that RMC, ROH, and RMI had the 3rd-lowest, the 6th-lowest, and the lowest weighted average market capitalizations, respectively, in their Broadridge-assigned peer groups. After taking into consideration that the level of work necessary to invest in domestic and/or international micro-cap and small-cap equity securities is significantly greater than that necessary to invest in larger-cap securities, the Board noted that the basis point differentials in investment advisory fees, which in large measure give rise to the generally higher net expense ratios for RPR, RMC, ROH, and RMI, were appropriate for those Funds.
    The Board also noted that R&A manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. R&A also provided a 2018 article from a mutual fund news website to the Board that indicated that R&A’s open-end funds had the third highest asset-weighted active share among the open-end fund complexes that were examined (excluding all ETFs, all money market funds, and all funds-of-funds). To that end, the trustees noted that PMF had an active share of 86%, six Funds had active shares between 90% and 94%, and ten Funds had active shares of 95% or greater for the year ended December 31, 2017.
    The Board further noted that R&A has waived, both during the year ended December 31, 2017 and during earlier periods, investment advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. In particular, R&A waived its entire investment advisory fee for RMI in 2017. The trustees noted that the contractual investment advisory fee rate for RMI had been reduced as of February 1, 2018 in connection with certain investment policy changes and that such reduction should make RMI’s investment advisory fee more competitive with those of its peers in the future. The Board also noted lower contractual asset breakpoints for each Fund other than PMF became effective as of July 1, 2017. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.
    No single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund, concluding that a contract continuation on the existing terms for each Fund was in the best interests of the shareholders of each Fund and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

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Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2018, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2018 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The CBOE Russell 2000 Volatility Index (RVX) measures market expectations of near-term volatility conveyed by Russell 2000 stock index option prices. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors, and includes reinvested dividends. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. For the Morningstar Small Blend Category: © 2017 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

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Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180
Unwavering Commitment
Our team of 18 portfolio managers have significant personal investments in the strategies they manage.	FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923

Item 2. Code(s) of Ethics.   Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.   Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.   Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.   Not Applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.   Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.   Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 28, 2018		Date: August 28, 2018